TD P1 P2 P4 11/20

SUPPLEMENT DATED NOVEMBER 9, 2020

TO THE PROSPECTUS

DATED MAY 1, 2020 OF

TEMPLETON DEVELOPING MARKETS VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I. The following is added to the “Fund Summaries – Principal Investment Strategies” section on page TD-S1 of the prospectus:

This Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

II. The following is added to the “Fund Summaries – Principal Risks” section on page TD-S3 of the prospectus:

Non-Diversification   Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares.

III. The following is added to the “Fund Summaries – Investment Manager” section on page TD-S5 of the prospectus:

Sub-Advisor

Franklin Templeton Investment Management Limited (“FTIML”)

IV. The portfolio management team under the “Fund Summaries – Portfolio Manager” section on page TD-S5 of the prospectus is replaced with the following:

Portfolio Managers

Chetan Sehgal, CFA    Portfolio manager of Asset Management and portfolio manager of the Fund since 2017.

Andrew Ness, CFA   Portfolio Manager of FTIML and portfolio manager of the Fund since November 2020.

V. The following is added under the “Fund Summaries – Performance – Average Annual Total Returns” table on page TD-S4 of the prospectus:

MSCI Emerging Markets Index-NR (index reflects no deduction for fees, expenses or taxes) [1]	18.44%	5.61%	3.68%

1. The MSCI Emerging Markets Index-NR is replacing the MSCI Emerging Markets Index as the Fund’s benchmark because the investment manager believes the MSCI Emerging Markets Index-NR provides a more consistent basis for comparison relative to the Fund's peers.

VI. The following is added to the “Fund Details – Principal Investment Policies and Practices” section on page TD-D1 of the prospectus:

The Fund is a "non-diversified" fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

VII. The following is added to the “Fund Details – Principal Risks” section on page TD-D2 of the prospectus:

Non-Diversification

The Fund is a "non-diversified" fund. It generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. The Fund may be more sensitive to a single economic, business, political, regulatory or other occurrence than a more diversified fund might be, which may result in greater fluctuation in the value of the Fund's shares.

VIII. The following is added to the “Fund Details – Management” section on page TD-D7 of the prospectus:

Management

Templeton Asset Management Ltd. (Asset Management), 7 Temasek Boulevard, Suntec Tower One, #38-3, Singapore 038987, is the Fund's investment manager. Asset Management has a branch office in Hong Kong. Asset Management an indirect subsidiary of Franklin Resources., Inc. (Resources)

Under a separate agreement with Asset Management, Franklin Templeton Investment Management Limited (FTIML), Cannon Place, 78 Cannon Street, London, EC4N 6HL, England serves as the Fund’s sub-advisor. The sub-advisor provides Asset Management with investment management advice (which may include research and analysis services). FTIML is an indirect subsidiary of Resources. For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisor.

The Fund is managed by a team of dedicated professionals focused on investments in developing and emerging markets. The portfolio managers of the Fund are as follows:

Chetan Sehgal, CFA

Director of Global Emerging Markets/Small Cap Strategies of the Templeton Emerging Markets Group and portfolio manager of Asset Management

Mr. Sehgal has been a portfolio manager of the Fund since 2017. He joined Franklin Templeton in 1995.

Andrew Ness, CFA

Portfolio Manager of FTIML

Mr. Ness has been a portfolio manager of the Fund since November 2020. He joined Franklin Templeton in 2018. Prior to joining Franklin Templeton, he was a portfolio manager at Martin Currie Investment Management Limited, an Edinburg based asset manager.

As co-lead portfolio managers, Messrs. Sehgal and Ness are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, the implementation of the Fund’s asset allocation strategy, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment. The degree to which they may perform these functions, and the nature of the functions, may change from time to time.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.

VIP SA1 11/20

SUPPLEMENT DATED NOVEMBER 9, 2020

to the statement of additional information

dated May 1, 2020 of

Templeton DEVELOPING MARKETS VIP Fund

(a series of Franklin Templeton Variable Insurance Products Trust)

The Statement of Additional Information (SAI) is amended as follows:

I.  The following is added to “Management and Other Services – Investment and Services Provided” section on page 83 of the SAI is replaced with the following:

The Templeton Developing Markets VIP Fund’s sub-advisor is Franklin Templeton Investment Management Limited, an indirect, wholly owned subsidiary of Resources. The sub-advisor has an agreement with the investment manager and provides the investment manager with investment management advice and assistance. The sub-advisor's activities are subject to the board's review and control, as well as the investment manager's instruction and supervision.  The investment manager pays the sub-advisor a fee equal to 50% of the net advisory fee paid by the Fund to the investment manager. The net investment advisory fee, in this case, is defined to equal: (i) 96% of an amount equal to the total investment management fee payable to the investment manager minus any Fund fees and/or expenses waived and/or reimbursed by the investment manager, minus (ii) any amounts paid by the investment manager to Franklin Templeton Services, LLC for fund administrative services.

II. The following is added to the “Management – Portfolio Managers – Other accounts managed by the portfolio managers” section beginning on page 88 as of November 9, 2021:

Andrew Ness1	0	N/A	0	N/A	0	N/A

1.      Effective November 9, 2020, Andrew Ness was added as a portfolio manager of the Templeton Developing Markets VIP Fund.

III.  The first paragraph under “Management and Other Services – Administrator and services provided” section on page 91 of the SAI is replaced with the following:

Franklin Templeton Services, LLC (FT Services) has an agreement with the investment manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's investment manager, sub-advisor and principal underwriter.

IV.    The first paragraph under “Organization, Voting Rights and Principal Holders” section on page 95 is revised as follows:

The Trust is an open-end management investment company, commonly called a mutual fund. The Trust was originally organized as a Massachusetts business trust on April 26, 1988 and was reorganized effective May 1, 2007, as a Delaware statutory trust on October 18, 2006, and is registered with the SEC. Each Fund, except the Developing Markets VIP Fund and Global Bond VIP Fund, are a diversified series of the Trust. Developing Markets VIP Fund and Global Bond VIP Fund are non-diversified Funds as defined under the 1940 Act.

Please keep this supplement with your SAI for future reference.

Prospectus
Franklin Templeton Variable Insurance Products Trust May 1, 2020

Class 2

Franklin Allocation VIP Fund
Franklin Flex Cap Growth VIP Fund
Franklin Global Real Estate VIP Fund
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund
Franklin Large Cap Growth VIP Fund
Franklin Mutual Global Discovery VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Rising Dividends VIP Fund
Franklin Small Cap Value VIP Fund
Franklin Small-Mid Cap Growth VIP Fund
Franklin Strategic Income VIP Fund
Franklin U.S. Government Securities VIP Fund
Franklin VolSmart Allocation VIP Fund
Templeton Developing Markets VIP Fund
Templeton Foreign VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund

The U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Internet Delivery of Shareholder Reports: Effective January 1, 2021, as permitted by regulations adopted by the SEC, you may not be receiving paper copies of the Fund’s annual or semi-annual shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Contents

Fund Summaries

Information about the Fund you should know before investing

Franklin Allocation VIP Fund
Franklin Flex Cap Growth VIP Fund
Franklin Global Real Estate VIP Fund
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund
Franklin Large Cap Growth VIP Fund
Franklin Mutual Global Discovery VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Rising Dividends VIP Fund
Franklin Small Cap Value VIP Fund
Franklin Small-Mid Cap Growth VIP Fund
Franklin Strategic Income VIP Fund
Franklin U.S. Government Securities VIP Fund
Franklin VolSmart Allocation VIP Fund
Templeton Developing Markets VIP Fund
Templeton Foreign VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund

Overview

Franklin Templeton Variable Insurance Products Trust

FUND DETAILS

More information on investment policies, practices and risks/financial highlights

Franklin Allocation VIP Fund
Franklin Flex Cap Growth VIP Fund
Franklin Global Real Estate VIP Fund
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund
Franklin Large Cap Growth VIP Fund
Franklin Mutual Global Discovery VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Rising Dividends VIP Fund
Franklin Small Cap Value VIP Fund
Franklin Small-Mid Cap Growth VIP Fund
Franklin Strategic Income VIP Fund
Franklin U.S. Government Securities VIP Fund
Franklin VolSmart Allocation VIP Fund
Templeton Developing Markets VIP Fund
Templeton Foreign VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund

Additional Information, All Funds

Dealer Compensation
Portfolio Holdings
Statements and Reports
Administrative Services

Distributions and Taxes

Income and Capital Gains Distributions
Tax Considerations

FUND ACCOUNT INFORMATION

Information about Fund transactions and services

Buying Shares
Selling Shares
Exchanging Shares
Market Timing Trading Policy
Involuntary Redemptions
Fund Account Policies
Questions

For More Information

Where to learn more about each Fund

Back Cover

Fund Summaries

Franklin Allocation VIP Fund

Investment Goal

Capital appreciation. Its secondary goal is income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees[1]	0.55%
Distribution and service (12b-1) fees	0.25%
Other expenses[1]	0.04%
Acquired fund fees and expenses1, [2]	0.03%
Total annual Fund operating expenses[1]	0.87%
Fee waiver and/or expense reimbursement[3]	-0.05%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, 2, [3]	0.82%

1. The fees and expenses in the table above have been restated to reflect changes in the management fee of the Fund, as well as changes in other expenses and acquired fund fees and expenses due to changes in the Fund’s investment strategies effective on May 1, 2019. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

3. The investment manager has contractually agreed to waive or assume certain expenses of the fund so that common expenses (excluding Rule 12b-1 fees and certain non-routine expenses, but including acquired fund fees and expenses) do not exceed 0.57% until April 30, 2021. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 84	$ 273	$ 477	$ 1,068

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 170.79% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment goals by allocating its assets among the broad asset classes of equity and fixed income investments through a variety of investment strategies or “sleeves” managed by the investment manager or its affiliates, which include Franklin U.S. Smart Beta Equity Strategy, Franklin Total Return Strategy, Franklin Growth Strategy, Templeton Foreign Strategy, Franklin International Growth Strategy, Franklin U.S. Government Securities Strategy, Franklin Rising Dividends Strategy, Franklin Investment Grade Corporate Strategy, Templeton Global Bond VIP Fund, Franklin International Core Equity Strategy, Franklin U.S. Core Equity (IU) Strategy, Franklin Emerging Market Core Equity (IU) Strategy and Franklin U.S. Core Bond Strategy. The Fund is structured as a multi-manager fund (meaning the Fund’s assets are managed by multiple sub-advisors), with the investment manager having overall responsibility for the Fund’s investments. The investment manager allocates assets among various asset classes and strategy sleeves to seek to diversify the Fund’s portfolio, to add incremental return, and to reduce the Fund’s risk of being significantly impacted by changes in a specific asset class or by changing market conditions. The investment manager may, at times, implement a risk overlay strategy, which seeks to neutralize certain market risks that may exist in the Fund primarily through the use of equity and interest rate/bond futures.

Under normal market conditions, the Fund allocates approximately 60% of its assets to the equity asset class and 40% of its assets to the fixed income asset class by allocating the Fund’s assets among the various sleeves. The Fund’s asset allocation may change from time to time based on market conditions and the investment manager’s strategic and tactical asset allocation views. The Fund’s equity and fixed income investments typically will not vary by more than 5% from the stated allocations; however, appreciation and/or depreciation in the value of the Fund’s investments may cause the relative percentages to vary by more than 5%. The investment manager rebalances the Fund's portfolio to bring the Fund back to its typical allocation on a periodic basis, typically when market values deviate from target weights beyond predefined thresholds or when the manager’s view on asset classes changes. In addition, during adverse market conditions, the investment manager, in its sole discretion, may tactically manage the Fund’s risk exposure on a Fund level, which could cause the Fund’s allocations to vary by more than 5% from the stated allocations. The investment manager uses a variety of techniques to adjust the Fund’s exposure to certain asset classes to manage risk including allocating additional assets or reducing assets allocated to certain sleeves, holding additional cash and cash equivalents in the Fund’s portfolio, or using certain equity, interest rate and currency derivative instruments.

The Fund may invest in securities of U.S. and foreign companies in both the equity and fixed income sleeves, although the Fund currently does not anticipate investing more than 30% of its net assets in securities of issuers domiciled outside the United States. Through its sleeves, the Fund may invest in a variety of equity securities of any capitalization size and a variety of government and corporate fixed income investments that have variable or fixed interest rates and may be of any duration or maturity. In addition, the portfolio managers of the Fund's sleeves may focus on investing in fixed income securities that could include bonds, notes, debentures, banker’s acceptances and commercial paper; loans and loan participations; floating rate notes and mortgage-backed or asset-backed securities, including collateralized debt obligations. The Fund may also invest a small portion of its assets in other mutual funds, which include other Franklin Templeton mutual funds, and Franklin Templeton and third-party exchange-traded funds (ETFs) (underlying funds), in order to gain exposure to certain asset classes or for tactical positioning. The Fund generally invests in investment grade debt securities, but may invest a small portion its total assets in bonds rated below investment grade.

The Fund regularly uses currency-related derivatives, including forward foreign currency exchange contracts, currency futures contracts, currency swaps and currency options to hedge (protect) against currency risks. The Fund also may, from time to time, use a variety of equity-related derivatives, which may include purchasing or selling call and put options on equity securities and equity security indices, futures on equity securities and equity indexes and options on equity index futures, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in certain equity markets. In addition, the Fund may, from time to time, use interest rate derivatives, including interest rate swaps and interest rate/bond futures contracts for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected markets, interest rates, countries, currencies or durations. The investment manager’s risk overlay strategy may involve investing in derivatives in an effort to provide a hedge against negative market events. When implemented, the risk overlay strategy will reduce the Fund's ability to benefit from positive market movements.

In determining an optimal mix of the equity and fixed income asset classes for the Fund, the investment manager assesses changing economic, market and industry conditions. The investment manager allocates among strategy sleeves utilizing a top-down approach, generating the Fund's strategy weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency and other investment options, among other things.

Allocations to the individually managed sleeves discussed below typically will not exceed 20%, but will vary with market conditions; however, under normal market conditions, no sleeve constitutes a majority of the Fund’s assets. Unless indicated, the individual strategy sleeves are managed by the investment manager.

Franklin U.S. Smart Beta Equity Strategy. The strategy seeks long-term capital appreciation by investing substantially in U.S. equities using a proprietary, systematic model to screen, weight and select securities, starting with those in a broad-market U.S. equity index (currently the Russell 1000 Index).

Franklin Total Return Strategy. The strategy seeks to provide high current income consistent with preservation of capital while capital appreciation over the long term is a secondary focus.

Franklin Growth Strategy. The strategy seeks long-term capital appreciation by investing substantially in the equity securities of companies that are leaders in their industries, and which the managers believe are suitable for a buy-and-hold strategy.

Templeton Foreign Strategy. The strategy seeks long-term capital growth by investing predominantly in foreign securities which are predominantly equity securities of companies located outside of the U.S., including developing markets.

Franklin International Growth Strategy. The strategy seeks capital appreciation by investing predominantly in the equity securities of mid-and large capitalization companies outside the U.S. with long-term growth potential.

Franklin U.S. Government Securities Strategy. The strategy seeks income by investing substantially in Government National Mortgage Association securities (Ginnie Maes).

Franklin Rising Dividends Strategy. The strategy seeks long-term capital appreciation and preservation of capital by investing primarily in equity securities of companies that the investment manager believes have a history of consistent and substantial dividend increases. The strategy may focus on companies in any capitalization range.

Franklin Investment Grade Corporate Strategy. The strategy seeks as high a level of current income as is consistent with prudent investing, while seeking preservation of capital, by investing predominantly in investment grade corporate debt securities and investments.

Templeton Global Bond VIP Fund. The Fund invests directly in the Templeton Global Bond VIP Fund, which seeks current income with capital appreciation and growth of income, by investing at least 80% of its net assets in bonds of governments, government related entities and government agencies located anywhere in the world.

Franklin International Core Equity Strategy. This strategy seeks capital appreciation by investing predominately in non-U.S. equity securities of any capitalization. The investible universe typically includes both growth and value companies in the MSCI EAFE index. The investment manager uses a multi-factor process to determine securities that have favorable exposure to quality, value and momentum.

Franklin U.S. Core Equity (IU) Strategy. The Fund invests directly in the Franklin U.S. Core Equity (IU) Strategy, which seeks capital appreciation by investing at least 80% of its net assets in U.S. equity securities. The investable universe typically includes equity securities of companies in the Russell 1000 Index. The investment manager uses a multi-factor process to determine securities that have favorable exposure to quality, value and momentum.

Franklin Emerging Markets Core Equity (IU) Strategy. The Fund invests directly in the Franklin Emerging Markets Core Equity (IU) Strategy, which seeks capital appreciation by investing at least 80% of its net assets in equity securities of issuers located in “emerging market countries. The investable universe typically includes equity securities of companies in the MSCI Emerging Market Equity Index. The investment manager uses a multi-factor process to determine securities that have favorable exposure to quality, value and momentum.

Franklin U.S. Core Bond Strategy. This strategy seeks total return by investing substantially in bonds of U.S. issuers, including government, corporate debt, mortgage-backed and asset-backed securities. The strategy focuses predominately on investment grade debt securities and is generally expected to have sector, credit and duration exposures comparable to the Bloomberg Barclays U.S. Aggregate Bond Index.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Growth Style Investing Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Currency Management Strategies Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Interest Rate When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Credit An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

Income The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Mortgage Securities and Asset-Backed Securities Mortgage securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The Fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase or extend the effective maturity of mortgage securities, making them more sensitive to interest rate changes, subject to greater price volatility, and more susceptible than some other debt securities to a decline in market value when interest rates rise.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

Prepayment Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

Management and Asset Allocation The Fund is actively managed and could experience losses if the investment manager’s or sub-advisors’ judgment about markets, future volatility, interest rates, industries, sectors and regions or the attractiveness, relative values, liquidity, effectiveness or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect. The investment manager’s allocation of Fund assets among different asset classes and strategy sleeves may not prove beneficial in light of subsequent market events. There can be no guarantee that these techniques or the investment manager’s or sub-advisors’ investment decisions will produce the desired results.

The investment manager and sub-advisors may use modeling systems to implement one or more investment strategies for the Fund. There is no assurance that the modeling systems are complete or accurate, or representative of future market cycles, nor will they necessarily be beneficial to the Fund even if they are accurate. They may negatively affect Fund performance and the ability of the Fund to meet its investment goal for various reasons including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or over-reaction).

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Floating Rate Corporate Investments Floating rate corporate loans and corporate debt securities generally have credit ratings below investment grade and may be subject to resale restrictions. They are often issued in connection with highly leveraged transactions, and may be subject to greater credit risks than other investments including the possibility of default or bankruptcy. In addition, a secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value upon the sale of a corporate loan. A significant portion of floating rate investments may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics.

Investing in Underlying Investment Companies To the extent the Fund invests in underlying investment companies, including ETFs, the Fund’s performance is related to the performance of the underlying investment companies held by it. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies and such investments may be more costly than if a Fund had owned the underlying securities directly. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

High-Yield Debt Securities Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Collateralized Debt Obligations (CDOs) The risks of an investment in a CDO, a type of asset backed security, depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests and may be affected by the performance of a CDO's collateral manager. CDOs may be deemed to be illiquid and subject to the Fund’s restrictions on investments in illiquid investments. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment.

Portfolio Turnover The investment manager will sell a security when it believes it is appropriate to do so, regardless of how long the Fund has held the security. Because of the nature of portfolio investments held by the Fund, the Fund's turnover rate may exceed 100% per year. The rate of portfolio turnover will not be a limiting factor for the investment manager in making decisions on when to buy or sell securities. High turnover may increase the Fund's transaction costs and may increase your tax liability if the transactions result in capital gains.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 2 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. On May 1, 2019, the Fund’s investment strategies changed. The performance below prior to May 1, 2019 is attributable to the Fund’s performance before the strategy changes.

The inclusion of the Bloomberg Barclays U.S. Aggregate Index shows how the Fund’s performance compares to a group of securities in a leading bond index. The inclusion of the MSCI World ex-US Index shows how the Fund's performance compares to a group of securities in an additional leading equity index. The Linked Allocation VIP Fund Index, which is comprised of 40% S&P 500® Index, 40% Bloomberg Barclays U.S. Aggregate Index and 20% MSCI World ex-US Index-NR, is included to show the Fund’s performance against its benchmarks in a way that corresponds to the Fund’s asset allocation.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q3'10	9.47%
Worst Quarter:	Q3'11	-14.86%
As of March 31, 2020, the Fund's year-to-date return was -13.36%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Allocation VIP Fund - Class 2	19.86%	5.18%	7.45%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Aggregate Index (index reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%
MSCI World ex-US Index-NR (index reflects no deduction for fees, expenses or taxes)	22.49%	5.42%	5.32%
Linked Allocation VIP Fund Benchmark (index reflects no deduction for fees, expenses or taxes)	23.60%	8.35%	9.44%

No one index is representative of the Fund's portfolio.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Sub-Advisors

Templeton Global Advisors Limited (Global Advisors)
Franklin Templeton Institutional, LLC (FT Institutional)

Portfolio Managers

Thomas A. Nelson, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since 2019.

Wylie Tollette, CFA, CPA Portfolio Manager of Advisers and portfolio manager of the Fund since 2019.

May Tong, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since 2019.

Edward D. Perks, CFA President and Director of Advisers and portfolio manager of the Fund since 2019.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Flex Cap Growth VIP Fund

Investment Goal

Capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees	0.98%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.10%
Acquired fund fees and expenses[1]	0.01%
Total annual Fund operating expenses[1]	1.34%
Fee waiver and/or expense reimbursement[2]	-0.37%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	0.97%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 0.71% until April 30, 2021. In addition, the investment manager has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 99	$ 388	$ 699	$ 1,581

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26.29% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation. The equity securities in which the Fund invests are predominantly common stock.

The Fund has the flexibility to invest in companies located, headquartered, or operating inside and outside the United States, across the entire market capitalization spectrum from small, emerging growth companies to well-established, large-cap companies. At times, a significant to substantial portion of the Fund's investments may be in small and mid capitalization companies.

In evaluating sector (broad industry) weightings in the Fund's investment portfolio, the investment manager considers, but may deviate from, the relative weightings of sectors in the Russell 3000® Growth Index and the Russell 1000® Growth Index. Consequently, the Fund is likely to have significant positions in particular sectors such as technology and healthcare.

The investment manager uses fundamental, "bottom-up" research to seek companies meeting its criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, the investment manager looks for companies that it believes can produce sustainable earnings and cash flow growth, evaluating the long term market opportunity and competitive structure of an industry to target leaders and emerging leaders. In assessing value, the investment manager considers whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Growth Style Investing Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors (such as technology or healthcare) or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The technology sector has historically been volatile due to the rapid pace of product change and development within the sector. Companies in the technology sector may be affected by worldwide technological developments, the success of their products and services (which may be outdated quickly), anticipated products or services that are delayed or cancelled, and investor perception of the company and/or its products or services. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation. The Fund may have significant allocation to one or more issuers.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 2 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The inclusion of the Russell 1000® Growth Index shows how the Fund's performance compares to a group of securities in an additional leading growth securities index. The inclusion of the S&P 500® Index shows how the Fund's performance compares to a group of securities in an additional leading stock index.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q1'19	19.04%
Worst Quarter:	Q3'11	-16.74%
As of March 31, 2020, the Fund's year-to-date return was -9.43%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Flex Cap Growth VIP Fund - Class 2	31.16%	11.72%	11.86%
Russell 3000® Growth Index (index reflects no deduction for fees, expenses or taxes)	35.85%	14.23%	15.06%
Russell 1000® Growth Index (index reflects no deduction for fees, expenses or taxes)	36.39%	14.63%	15.22%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%

No one index is representative of the Fund's portfolio.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Matthew J. Moberg, CPA Vice President of Advisers and portfolio manager of the Fund since inception (2005).

Robert Stevenson, CFA Portfolio Manager and Research Analyst of Advisers and portfolio manager of the Fund since 2013.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Global Real Estate VIP Fund

Investment Goal

High total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees	1.05%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.09%
Total annual Fund operating expenses	1.39%
Fee waiver and/or expense reimbursement[1]	-0.14%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	1.25%

1. The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 1.00% until April 30, 2021. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 127	$ 426	$ 747	$ 1,656

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28.34% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector, including: real estate investment trusts (REITs) and similar REIT-like entities domiciled outside the U.S.; companies qualifying under U.S. federal tax law as REITs; and companies that derive at least half of their assets or revenues from the ownership, management, development or sale of residential or commercial real estate (such as real estate operating or service companies). Under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities, unless market conditions are not deemed favorable by the investment manager, in which case the Fund expects to invest at least 30% of its net assets in foreign securities.

A REIT is a type of real estate company that is dedicated to owning and usually operating income-producing real estate such as apartments, hotels, industrial properties, office building or shopping centers. REITs typically concentrate on a specific geographic region or property type. The Fund may also invest in issuers engaged in businesses whose products and services are related to the real estate sector.

The Fund currently expects to be invested predominantly in equity securities, primarily common stocks. Although the Fund generally does not hedge its foreign currency exposure, currency-related derivative instruments such as forward currency exchange contracts may be used from time-to-time to help manage currency risks and manage local currency exposure.

The investment manager seeks to limit price volatility by investing across markets and property types. When selecting investments for the Fund’s portfolio, the investment manager applies a “bottom-up" stock selection process that incorporates macro-level views in the evaluation process. The investment manager’s portfolio construction process combines: bottom-up analysis of individual stock and real estate market fundamentals; and top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Real Estate Securities By concentrating in the real estate industry, the Fund carries much greater risk of adverse developments in the real estate industry than a fund that invests in a wide variety of industries. Because the Fund concentrates in the real estate industry, there is also the risk that the Fund will perform poorly during a slump in demand for real estate securities. To the extent that the Fund focuses on a particular geographical region of a country, the Fund may be subject to greater risks of adverse developments in that area than a fund that does not focus its investments in a particular region. Real estate values rise and fall in response to a variety of factors, including: local, regional, national and global economic conditions; interest rates; tax and insurance considerations; changes in zoning and other property-related laws; environmental regulations or hazards; overbuilding; increases in property taxes and operating expenses; or value decline in a neighborhood. When economic growth is slow, demand for property decreases and prices may decline.

REITs A REIT's performance depends on the types, values and locations of the properties and companies it owns and how well those properties and companies are managed. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. Because a REIT may be invested in a limited number of projects or in a particular market segment, it may be more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole. These risks may also apply to securities of REIT-like entities domiciled outside the U.S.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 2 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q3'10	15.64%
Worst Quarter:	Q3'11	-17.79%
As of March 31, 2020, the Fund's year-to-date return was -25.71%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Global Real Estate VIP Fund - Class 2	22.37%	4.97%	8.11%
FTSE EPRA/NAREIT Developed Index (index reflects no deduction for fees, expenses or taxes)	23.06%	6.53%	9.25%

Investment Manager

Franklin Templeton Institutional, LLC (FT Institutional)

Portfolio Managers

Daniel Scher Portfolio Manager of FT Institutional and co-lead portfolio manager of the Fund since 2019.

Blair Schmicker, CFA Vice President of FT Institutional and co-lead portfolio manager of the Fund since September 2019.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Growth and Income VIP Fund

Investment Goal

Capital appreciation. Its secondary goal is current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees	0.62%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.10%
Total annual Fund operating expenses	0.97%
Fee waiver and/or expense reimbursement[1]	-0.13%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	0.84%

1. The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 0.59% until April 30, 2021. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 86	$ 296	$ 524	$ 1,178

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25.20% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests predominantly in equity securities, including common stock, preferred stock and securities convertible into common stocks. The Fund generally invests predominantly in common stocks, and the remainder of its net assets in other equity-related instruments such as convertible securities and equity-linked notes (ELNs). The Fund may invest up to 25% of its net assets in foreign securities, including developing or emerging markets.

While the Fund does not concentrate in any one industry, from time to time, based on economic conditions, it may make significant investments in certain sectors.

The Fund’s strategy is to invest in a broadly diversified portfolio of equity securities that the Fund’s investment manager considers to be financially strong, with a focus on "blue chip" companies. The investment manager applies a "bottom-up" approach to investing in individual securities. The investment manager will assess the market price of a company's securities relative to the investment manager's evaluation of the company's long-term earnings, cash flow potential and balance sheet strength. The investment manager also considers a company's price/earnings ratio, return on capital, profit margins and asset value. The Fund’s investment manager considers dividend yield and the opportunity for dividend growth in selecting stocks for the Fund because the investment manager believes that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Blend Style Investing A “blend” strategy results in investments in both value and growth stocks, or in stocks with characteristics of both. If other investors fail to recognize the company's value, or favor investing in faster-growing companies, value stocks may not increase in value as anticipated by the Fund's investment manager or may decline even further. With respect to growth stocks, stock prices reflect projections of future earnings or revenues and can fall dramatically if the company fails to meet those projections.

Income Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when dividend income from investments in stocks decline or when prevailing interest rates fall.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Equity-Linked Notes (ELNs) Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risks, including the risk that the issuer of the ELN will default or become bankrupt and the Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed-income investment. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment.

Convertible Securities Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the conversion feature) and debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. The risks of investing in foreign securities are typically greater in less developed or emerging market countries.

Credit An issuer may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

Interest Rate Common stocks with higher dividend yields can be sensitive to interest rate movements: when interest rates rise, the prices of these stocks may tend to fall. The opposite can also be true: the prices of higher yielding stocks may tend to rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 2 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The secondary index in the table below shows how the Fund's performance compares to a group of securities that reflects the broader equity markets universe.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q3'10	12.90%
Worst Quarter:	Q3'11	-12.96%
As of March 31, 2020, the Fund's year-to-date return was -22.98%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Growth and Income VIP Fund - Class 2	25.66%	8.97%	11.29%
Russell 1000® Value Index (index reflects no deduction for fees, expenses or taxes)[1]	26.54%	8.29%	11.80%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)[1]	31.49%	11.70%	13.56%

No one index is representative of the Fund's portfolio.

1. The Russell 1000 Value Index is replacing the S&P 500 Index as the Fund's primary benchmark. The investment manager believed that the Russell 1000 Value Index more accurately reflects the Fund's investment strategy. The S&P 500 Index will be the Fund's secondary index.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Matthew D. Quinlan Vice President of Advisers and portfolio manager of the Fund since 2011.

Alan E. Muschott, CFA Vice President of Advisers and portfolio manager of the Fund since 2005.

Todd Brighton, CFA Senior Vice President of Advisers and portfolio manager of the Fund since 2016.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Income VIP Fund

Investment Goal

To maximize income while maintaining prospects for capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees	0.46%
Distribution and service (12b-1) fees	0.25%
Other expenses	None
Acquired fund fees and expenses[1]	0.01%
Total annual Fund operating expenses[1]	0.72%
Fee waiver and/or expense reimbursement[2]	-0.01%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	0.71%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 73	$ 229	$ 400	$ 894

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25.16% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities. The Fund may shift its investments from one asset class to another based on the investment manager's analysis of the best opportunities for the Fund’s portfolio in a given market. The equity securities in which the Fund invests consist primarily of common stocks. Debt securities include all varieties of fixed, floating and variable rate instruments, including secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, mortgage-backed securities and other asset-backed securities, debentures, and shorter term instruments. The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with dividend yields the investment manager believes are attractive. The Fund may invest up to 100% of its total assets in debt securities that are rated below investment grade (also known as "junk bonds"), including a portion in defaulted securities. The Fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the Fund may have significant investments in particular sectors. The Fund may also invest up to 25% of its assets in foreign securities, either directly or through depositary receipts.

The Fund may, from time to time, use a variety of equity-related derivatives and complex equity securities, which may include purchasing or selling call and put options on equity securities and equity security indices, futures on equity securities and equity indexes, options on equity index futures and equity-linked notes, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in certain equity markets. In addition, the Fund may use interest rate-related derivatives, including interest rate swaps and interest rate and/or bond futures contracts (including U.S. Treasury futures contracts) for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates. The Fund also may, from time to time, use currency-related derivatives, such as forward foreign currency exchange contracts, currency futures contracts, currency swaps and currency options to hedge (protect) against currency risks, and credit-related derivatives, such as credit default swaps and options on credit default swaps, to hedge (protect) against credit risks. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected markets, interest rates, countries or durations.

The Fund's investment manager searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. In analyzing both corporate debt and equity securities, the investment manager considers a variety of factors, including:

  a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;
  the experience and strength of the company's management;
  the company's changing financial condition and market recognition of the change;
  the company's sensitivity to changes in interest rates and business conditions; and
  the company's debt maturity schedules and borrowing requirements.

When choosing investments for the Fund, the investment manager applies a "bottom-up," value oriented, long-term approach, focusing on the market price of a company's securities relative to the investment manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The investment manager also considers a company's price/earnings ratio, profit margins and liquidation value. It generally performs independent analysis of the debt securities being considered for the Fund's portfolio, rather than relying principally on the ratings assigned by rating organizations.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

High-Yield Debt Securities Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Interest Rate When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Credit An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

Income Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall, when dividend income from investments in stocks decline, or when the Fund experiences defaults on debt securities it holds.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Equity-Linked Notes (ELNs) ELNs may not perform as expected and could cause the Fund to realize significant losses including its entire principal investment. Other risks include counterparty risk, liquidity risk and imperfect correlation between ELNs and the underlying securities.

Convertible Securities Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the conversion feature) and debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Value Style Investing A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Prepayment Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 2 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The Blended Benchmark, which consists of 50% MSCI USA High Dividend Yield Index, plus 25% Bloomberg Barclays High Yield Very Liquid Index, plus 25% Bloomberg Barclays U.S. Aggregate Index, is included to show how the Fund’s performance compares to a blend of leading indices that aligns more closely with the Fund’s investment strategies. The Blended Benchmark is calculated internally by Franklin Templeton.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q1'19	9.70%
Worst Quarter:	Q3'11	-9.70%
As of March 31, 2020, the Fund's year-to-date return was -16.84%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Income VIP Fund - Class 2	16.06%	5.24%	7.18%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
Blended 50% MSCI USA High Dividend Yield Index + 25% Bloomberg Barclays High Yield Very Liquid Index + 25% Bloomberg Barclays US Aggregate Index (index reflects no deduction for fees, expenses or taxes)	17.28%	7.73%	9.72%

No one index is representative of the Fund's portfolio.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Edward D. Perks, CFA President and Director of Advisers and portfolio manager of the Fund since 2002.

Brendan Circle, CFA Senior Vice President of Advisers and portfolio manager of the Fund since 2019.

Todd Brighton, CFA Senior Vice President of Advisers and portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Large Cap Growth VIP Fund

Investment Goal

Capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees	0.75%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.09%
Total annual Fund operating expenses	1.09%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 111	$ 347	$ 601	$ 1,329

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17.01% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of large-capitalization (large-cap) companies. Large-cap companies are those with market capitalizations (share price times the number of common stock shares outstanding) within those of the top 50% of companies in the Russell 1000® Index at the time of purchase. Under normal market conditions, the Fund invests predominantly in equity securities, mostly common stocks. The Fund may also invest up to 20% of its net assets in investments of small to mid capitalization companies and a small portion of its net assets in foreign securities. Although the Fund seeks investments across a number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors.

The investment manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the investment manager seeks companies that have identifiable drivers of future earnings growth and that present, in the investment manager's opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Growth Style Investing Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 2 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q1'19	18.98%
Worst Quarter:	Q4'18	-17.48%
As of March 31, 2020, the Fund's year-to-date return was -12.77%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Large Cap Growth VIP Fund - Class 2	34.58%	12.00%	12.15%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Grant Bowers Vice President of Advisers and portfolio manager of the Fund since 2014.

Sara Araghi, CFA Portfolio Manager and Research Analyst of Advisers and portfolio manager of the Fund since 2016.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Mutual Global Discovery VIP Fund

Investment Goal

Capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees	0.88%
Distribution and service (12b-1) fees	0.25%
Other expenses
Other expenses of the Fund	0.04%
Dividend expense and security borrowing fees for securities sold short	0.02%
Total annual Fund operating expenses	1.19%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 121	$ 378	$ 654	$ 1,443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21.82% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in equity securities (including securities convertible into, or that the investment manager expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the investment manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the Fund invests primarily in undervalued securities (securities trading at a discount to intrinsic value). The equity securities in which the Fund invests are primarily common stock. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies.

The Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, the Fund currently invests the equity portion of its portfolio predominantly in mid- and large-cap companies, with the remaining portion of its equity portfolio in smaller companies. While the Fund does not concentrate in any one industry, from time to time, based on economic conditions, it may make significant investments in certain sectors, such as the financial services sector.

The Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Fund presently does not intend to invest more than a portion (no more than 25%) of its assets in securities of issuers located in emerging market countries. Although the investment manager will search for investments across a large number of countries and regions, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or regions.

The Fund regularly attempts to hedge (protect) against currency risks, largely using currency-related derivatives, such as forward contracts and currency futures contracts (including currency index futures contracts) when, in the investment manager’s opinion, it would be advantageous to the Fund to do so. The Fund may also, from time to time, attempt to hedge against market risk using a variety of other equity- and credit-related derivatives.

Portfolio Selection

The investment manager employs a research driven, fundamental value strategy for the Fund. Investments are generally selected based on the investment manager's own analysis of the security's intrinsic value, including for equity securities, an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. The investment manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Value Style Investing A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Regional Focus Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of investments held by the Fund. Current uncertainty concerning the economic consequences of the January 31, 2020 departure of the United Kingdom from the European Union (EU) may increase market volatility.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Merger Arbitrage Securities and Distressed Companies A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in merger arbitrage securities may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 2 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q1'19	10.97%
Worst Quarter:	Q3'11	-15.71%
As of March 31, 2020, the Fund's year-to-date return was -29.61%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Mutual Global Discovery VIP Fund - Class 2	24.37%	5.32%	7.97%
MSCI World Value Index-NR (net of taxes on dividends) (index reflects no deduction for fees, expenses or taxes but is net of dividend tax witholding)[1]	21.75%	6.34%	7.81%
MSCI World Index (index reflects no deduction for fees, expenses or taxes)[1]	28.40%	9.36%	10.08%

1. The MSCI World Value Index-NR (net of taxes on dividends) is replacing the MSCI World Index (gross of taxes on dividends) as the Fund’s benchmark. The investment manager believes the composition of the MSCI World Value Index-NR more accurately reflects the Fund’s current investment strategy and portfolio characteristics, and that the actual withholding rates for the Fund are closer to the assumptions of the MSCI World Value Index-NR (net of taxes on dividends) than the MSCI World Index (gross of taxes on dividends).

Investment Manager

Franklin Mutual Advisers, LLC (Franklin Mutual)

Portfolio Managers

Peter Langerman Chairman, President and Chief Executive Officer of Franklin Mutual and portfolio manager of the Fund since 2009.

Timothy Rankin, CFA Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2010.

Christian Correa, CFA Vice President of Franklin Mutual and portfolio manager of the Fund since 2018.

Effective November 2, 2020, the portfolio management team will be as follows:

Peter Langerman Executive Vice President and Chairman of Franklin Mutual and portfolio manager of the Fund since 2009.

Christian Correa, CFA President and Chief Investment Officer of Franklin Mutual and portfolio manager of the Fund since 2018.

Katrina Dudley, CFA Senior Vice President of Franklin Mutual and portfolio manager of the Fund since November 2020.

Timothy Rankin, CFA Senior Vice President of Franklin Mutual and portfolio manager of the Fund since 2010.

 Peter Langerman will be retiring effective mid-2021. Effective April 1, 2021, it is anticipated that he will no longer be a portfolio manager of the Fund.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Mutual Shares VIP Fund

Investment Goal

Capital appreciation. Its secondary goal is income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees	0.68%
Distribution and service (12b-1) fees	0.25%
Other expenses
Other expenses of the Fund	0.01%
Dividend expense and security borrowing fees for securities sold short	0.02%
Total annual Fund operating expenses	0.96%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 98	$ 306	$ 531	$ 1,178

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38.50% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in equity securities (including securities convertible into, or that the investment manager expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the investment manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the Fund invests primarily in undervalued securities (securities trading at a discount to intrinsic value). The equity securities in which the Fund invests are primarily common stock. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies.

The Fund may invest a significant portion of its assets (up to 35%) in foreign securities, which may include sovereign debt and participations in foreign government debt. The Fund presently does not intend to invest more than 20% of its assets in foreign securities. Although the investment manager will search for investments across a large number of countries and regions, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or regions.

The Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, the Fund generally invests the equity portion of its portfolio primarily to predominantly in companies with market capitalizations greater than $5 billion, with a portion or significant amount in smaller companies.

Although the investment manager searches for investments across a large number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors.

The Fund regularly attempts to hedge (protect) against currency risks, largely using currency-related derivatives, such as forward contracts and currency futures contracts (including currency index futures contracts) when, in the investment manager’s opinion, it would be advantageous to the Fund to do so. The Fund may also, from time to time, attempt to hedge against market risk using a variety of other equity- and credit-related derivatives.

Portfolio Selection

The investment manager employs a research driven, fundamental value strategy for the Fund. Investments are generally selected based on the investment manager's own analysis of the security's intrinsic value, including for equity securities, an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. The investment manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Value Style Investing A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Merger Arbitrage Securities and Distressed Companies A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in merger arbitrage securities may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 2 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q4'11	11.21%
Worst Quarter:	Q3'11	-15.87%
As of March 31, 2020, the Fund's year-to-date return was -29.35%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Mutual Shares VIP Fund - Class 2	22.57%	5.91%	8.69%
Russell 1000® Value Index (index reflects no deduction for fees, expenses or taxes)[1]	26.54%	8.29%	11.80%
S&P 500 Index (index reflects no deduction for fees, expenses or taxes)[1]	31.49%	11.70%	13.56%

1. The Russell 1000® Value Index is replacing the S&P 500 Index as the Fund’s benchmark. The investment manager believes the composition of the Russell 1000® Value Index more accurately reflects the Fund’s current investment strategy and portfolio characteristics.

Investment Manager

Franklin Mutual Advisers, LLC (Franklin Mutual)

Portfolio Managers

Peter Langerman Chairman, President and Chief Executive Officer of Franklin Mutual and portfolio manager of the Fund since 2005.

F. David Segal, CFA Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2002.

Debbie Turner, CFA Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2001.

Effective November 2, 2020, the portfolio management team will be as follows:

Peter Langerman Executive Vice President and Chairman of Franklin Mutual and portfolio manager of the Fund since 2005.

Christian Correa, CFA President and Chief Investment Officer of Franklin Mutual and portfolio manager of the Fund since November 2020.

Grace Hoefig Senior Vice President of Franklin Mutual and portfolio manager of the Fund since November 2020.

Debbie Turner, CFA Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2001.

 Peter Langerman will be retiring effective mid-2021. Effective April 1, 2021, it is anticipated that he will no longer be a portfolio manager of the Fund.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Rising Dividends VIP Fund

Investment Goal

Long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees	0.62%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.01%
Acquired fund fees and expenses[1]	0.01%
Total annual Fund operating expenses[1]	0.89%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 91	$ 284	$ 493	$ 1,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7.26% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends. The Fund invests predominantly in equity securities, mostly common stocks. Companies that have paid consistently rising dividends include those companies that currently pay dividends on their common stocks and have maintained or increased their dividend rate during the last four consecutive years.

Under normal market conditions, the Fund invests at least 65% of its net assets in securities of companies that have:

  consistently increased dividends in at least 8 out of the last 10 years and have not decreased dividends during that time;
  increased dividends substantially (at least 100%) over the last 10 years;
  reinvested earnings, paying out less than 65% of current earnings in dividends;
  either long-term debt that is no more than 50% of total capitalization or senior debt that has been rated investment grade by at least one of the major bond rating organizations; and
  attractive prices, either: (1) in the lower half of the stock's price/earnings ratio range for the past 10 years; or (2) less than price/earnings ratio of the Standard & Poor's® 500 Stock Index.

The Fund typically invests the rest of its assets in equity securities of companies that pay dividends but do not meet all of these criteria. The Fund may invest in companies of any size, across the entire market spectrum. Although the investment manager searches for investments that it believes to meet the criteria across all sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors.

The investment manager is a research driven, fundamental investor. As a "bottom-up" investor focusing primarily on individual securities, the investment manager looks for companies that it believes meet the criteria above and are fundamentally sound and attempts to acquire them at attractive prices. In following these criteria, the Fund does not necessarily focus on companies whose securities pay a high dividend rate but rather on companies that consistently increase their dividends.

The Fund may invest up to 25% of its total assets in foreign securities.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Dividend-Oriented Companies Companies that have historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the issuer's stock and less available income for the Fund.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 2 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q1'19	14.74%
Worst Quarter:	Q4'18	-12.51%
As of March 31, 2020, the Fund's year-to-date return was -20.60%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Rising Dividends VIP Fund - Class 2	29.23%	10.58%	12.81%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Nicholas P. B. Getaz, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since 2014.

Matthew D. Quinlan Vice President of Advisers and portfolio manager of the Fund since May 2019.

Amritha Kasturirangan, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since September 2019.

Nayan Sheth, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since September 2019.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Small Cap Value VIP Fund

Investment Goal

Long-term total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees	0.64%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.03%
Acquired fund fees and expenses[1]	0.01%
Total annual Fund operating expenses[1]	0.93%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 95	$ 296	$ 515	$ 1,143

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 54.36% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) not exceeding either: 1) the highest market capitalization in the Russell 2000 Index; or 2) the 12-month average of the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. As of the most recent reconstitution, the highest market capitalization in the Russell 2000 Index was $5.0 billion.

The Fund generally invests in equity securities of companies that the Fund’s investment manager believes are undervalued at the time of purchase and have the potential for capital appreciation. The Fund invests predominantly in common stocks. A stock price is undervalued when it trades at less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company’s worth. Following this strategy, the Fund invests in companies that the investment manager believes have, for example: stock prices that are low relative to current, or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price. The Fund also may invest in real estate investment trusts (REITs).

The types of companies the Fund may invest in include, among other things, those that may be considered out of favor due to actual or perceived cyclical or secular challenges, or are experiencing temporary setbacks, diminished expectations, mismanagement or undermanagement, or are financially stressed.

The Fund may invest up to 25% of its total assets in foreign securities.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Small Capitalization Companies Securities issued by small capitalization companies may be more volatile in price than those of larger companies and may involve substantial risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, small capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Value Style Investing A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Cyclical stocks in which the Fund may invest tend to lose value more quickly in periods of anticipated economic downturns than non-cyclical stocks. Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Real Estate Investment Trusts (REITs) A REIT's performance depends on the types, values and locations of the properties it owns and how well those properties are managed. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. Because a REIT may be invested in a limited number of projects or in a particular market segment, it may be more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 2 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q4'11	19.92%
Worst Quarter:	Q3'11	-21.51%
As of March 31, 2020, the Fund's year-to-date return was -33.62%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Small Cap Value VIP Fund - Class 2	26.35%	7.99%	11.39%
Russell 2000 Value Index (index reflects no deduction for fees, expenses or taxes)	22.39%	6.99%	10.57%

Investment Manager

Franklin Mutual Advisers, LLC (Franklin Mutual)

Portfolio Managers

Steven B. Raineri Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2012.

Christopher Meeker, CFA Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2015.

Nicholas Karzon, CFA Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since December 2019.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Small-Mid Cap Growth VIP Fund

Investment Goal

Long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees	0.80%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.04%
Acquired fund fees and expenses[1]	0.01%
Total annual Fund operating expenses[1]	1.10%
Fee waiver and/or expense reimbursement[2]	-0.01%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	1.09%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 111	$ 349	$ 605	$ 1,340

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 59.07% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) and mid-capitalization (mid-cap) companies. For this Fund, small-cap companies are companies within the market capitalization range of companies in the Russell 2500™ Index, at the time of purchase, and mid-cap companies are companies within the market capitalization range of companies in the Russell Midcap® Index, at the time of purchase. Under normal market conditions, the Fund invests predominantly in equity securities, predominantly in common stock.

The Fund, from time to time, may have significant positions in particular sectors.

The investment manager uses fundamental, "bottom-up" research to seek companies meeting its criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, the investment manager looks for companies that it believes can produce sustainable earnings and cash flow growth, evaluating the long term market opportunity and competitive structure of an industry to target leaders and emerging leaders. In assessing value, the investment manager considers whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Growth Style Investing Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 2 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The inclusion of the S&P 500® Index shows how the Fund's performance compares to a group of securities in an additional leading stock index.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q1'19	20.17%
Worst Quarter:	Q3'11	-21.42%
As of March 31, 2020, the Fund's year-to-date return was -16.83%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Small-Mid Cap Growth VIP Fund - Class 2	31.44%	8.89%	11.84%
Russell Midcap® Growth Index (index reflects no deduction for fees, expenses or taxes)	35.47%	11.61%	14.24%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%

No one index is representative of the Fund's portfolio.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

John P. Scandalios, CFA Vice President of Advisers and portfolio manager of the Fund since 2016.

Michael McCarthy, CFA Executive Vice President and Chief Investment Officer of Advisers and portfolio manager of the Fund since 1995.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Strategic Income VIP Fund

Investment Goal

High level of current income. A secondary goal is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees	0.63%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.08%
Acquired fund fees and expenses[1]	0.03%
Total annual Fund operating expenses[1]	0.99%
Fee waiver and/or expense reimbursement[2]	-0.03%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	0.96%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed in advance to reduce its fees as a result of the Fund's investments in Franklin Templeton affiliated funds (acquired funds), including a Franklin Templeton money fund, for at least one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 98	$ 312	$ 544	$ 1,212

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 114.89% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests its assets primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets. Debt securities include all varieties of fixed, variable and floating rate income securities, including bonds, U.S. and foreign government and agency securities, corporate loans (and loan participations), mortgage-backed securities and other asset-backed securities and convertible securities. The Fund shifts its investments among various classes of debt securities and at any given time may have a substantial amount of its assets invested in any class of debt security.

The Fund may invest up to 100% of its assets in high yield, lower-quality debt securities (also known as "junk bonds"). The below-investment grade debt securities in which the Fund invests are generally rated at least Caa by Moody's Investors Service (Moody's) or CCC by Standard & Poor's (S&P®) or are unrated securities the Fund's investment manager determines are of comparable quality.

The Fund may invest a portion of its assets in marketplace loans to consumers and small and mid-sized enterprises or companies (SMEs), which may include loans for individual leases, that may be originated through online lending platforms.

The Fund may invest in many different securities issued or guaranteed by the U.S. government or by non-U.S. governments, or their respective agencies or instrumentalities, including mortgage-backed securities and inflation-indexed securities issued by the U.S. Treasury. Mortgage-backed securities represent an interest in a pool of mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings and other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. These securities may be fixed-rate or adjustable-rate mortgage-backed securities (ARMS). The Fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the "to-be-announced" (TBA) market. With TBA transactions, the particular securities to be delivered must meet specified terms and standards. The Fund may also invest a small portion of its assets directly in mortgage loans.

The Fund may invest a significant portion of its assets in complex fixed income securities, such as collateralized debt obligations (“CDOs”), which are generally a type of asset-backed securities.

For purposes of pursuing its investment goals, the Fund regularly enters into various currency-related transactions involving derivative instruments, including currency and cross currency forwards, currency swaps, currency and currency index futures contracts and currency options. The Fund may also enter into interest rate and credit-related transactions involving derivative instruments, including interest rate, fixed income total return and credit default swaps and bond/interest rate futures contracts. The use of these derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks. These derivative instruments may be used for hedging purposes, to enhance Fund returns or to obtain exposure to various market sectors.

The Fund uses an active allocation strategy to try to achieve its investment goals. The investment manager uses a "top-down" analysis of macroeconomic trends combined with a "bottom-up" fundamental analysis of market sectors, industries, and issuers to try to take advantage of varying sector reactions to economic events.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Credit An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

High-Yield Debt Securities Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Interest Rate When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Income The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Variable Rate Securities Because changes in interest rates on variable rate securities (including floating rate securities) may lag behind changes in market rates, the value of such securities may decline during periods of rising interest rates until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on variable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Sovereign Debt Securities Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign investments generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments. In the event of a default on sovereign debt, the Fund may also have limited legal recourse against the defaulting government entity.

Emerging Market Countries The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Mortgage Securities and Asset-Backed Securities Mortgage securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The Fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase or extend the effective maturity of mortgage securities, making them more sensitive to interest rate changes, subject to greater price volatility, and more susceptible than some other debt securities to a decline in market value when interest rates rise.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Inflation The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Floating Rate Corporate Investments Floating rate corporate loans and corporate debt securities generally have credit ratings below investment grade and may be subject to resale restrictions. They are often issued in connection with highly leveraged transactions, and may be subject to greater credit risks than other investments including the possibility of default or bankruptcy. In addition, a secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value upon the sale of a corporate loan. A significant portion of floating rate investments may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Collateralized Debt Obligations (CDOs) The risks of an investment in a CDO, a type of asset backed security, depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests and may be affected by the performance of a CDO's collateral manager. CDOs may be deemed to be illiquid and subject to the Fund’s restrictions on investments in illiquid investments. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment.

Marketplace Loans Marketplace loans are subject to the risks associated with debt investments generally, including but not limited to, interest rate, credit, liquidity, high yield debt, market and income risks. Marketplace loans generally are not rated by rating agencies, are often unsecured, and are highly risky and speculative investments. Lenders and investors, such as the Fund, assume all of the credit risk on the loans they fund or purchase and there are no assurances that payments due on underlying loans will be made. In addition, investments in marketplace loans may be adversely affected if the platform operator or a third-party service provider becomes unable or unwilling to fulfill its obligations in servicing the loans. Moreover, the Fund may have limited information about the underlying marketplace loans and information provided to the platform regarding the loans and the borrowers’ credit information may be incomplete, inaccurate or outdated. It also may be difficult for the Fund to sell an investment in a marketplace loan before maturity at the price at which the Fund believes the loan should be valued because these loans typically are considered by the Fund to be illiquid securities.

Currency Management Strategies Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 2 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The inclusion of the Lipper Multi-Sector Income Funds Classification Average shows how the Fund's performance compares with the returns of an index of funds with similar investment objectives.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q3'10	5.63%
Worst Quarter:	Q3'11	-4.65%
As of March 31, 2020, the Fund's year-to-date return was -9.48%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Strategic Income VIP Fund - Class 2	8.05%	2.79%	4.47%
Bloomberg Barclays U.S. Aggregate Index (index reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%
Lipper Multi-Sector Income Funds Classification Average (index reflects no deduction for fees, expenses or taxes)	9.77%	3.91%	5.18%

No one index is representative of the Fund's portfolio.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Sonal Desai, Ph.D. Executive Vice President and Director of Advisers and portfolio manager of the Fund since 2018.

Patricia O'Connor, CFA Vice President of Advisers and portfolio manager of the Fund since 2016.

William Chong, CFA, FRM Portfolio Manager of Advisers and portfolio manager of the Fund since October 2019.

David Yuen, CFA, FRM Portfolio Manager of Advisers and portfolio manager of the Fund since October 2019.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin U.S. Government Securities VIP Fund

Investment Goal

Income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees	0.47%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.04%
Total annual Fund operating expenses	0.76%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 78	$ 243	$ 422	$ 942

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24.16% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities. The Fund invests primarily to predominantly in fixed rate and variable rate mortgage-backed securities, a significant to substantial amount of which is in securities issued by the Government National Mortgage Association (Ginnie Maes). Ginnie Maes represent an ownership interest in mortgage loans pooled together for sale to investors to finance purchases of homes. The mortgage loans may have either fixed or adjustable interest rates. As the underlying mortgage loans are paid off, Ginnie Maes provide investors with monthly payments of interest and principal as well as any unscheduled prepayments on the underlying mortgage loans.

Ginnie Maes carry a guarantee as to the timely repayment of principal and interest that is backed by the full faith and credit of the U.S. government. The full faith and credit guarantee does not apply to the market prices and yields of the Ginnie Maes or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

The Fund may also invest in mortgage-backed and other securities issued or guaranteed by the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). Securities issued or guaranteed by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, but rather are generally supported only by the creditworthiness of the issuer.

The Fund may invest in U.S. Treasury STRIPS, bills, bonds, notes and Treasury inflation-protected securities.

Government agency or instrumentality issues have different levels of credit support. Ginnie Mae pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac, may be chartered by Acts of Congress, but their securities are neither issued nor guaranteed by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that the U.S. government will continue to do so. Accordingly, securities issued by Fannie Mae and Freddie Mac may involve a greater risk of non-payment of principal and interest. Investors should remember that guarantees of timely repayment of principal and interest do not apply to the market prices and yields of the securities or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

The Fund may also invest in other U.S. government securities, which may or may not be backed by the full faith and credit of the U.S. government.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Interest Rate When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Prepayment Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

Mortgage Securities Mortgage securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The Fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase or extend the effective maturity of mortgage securities, making them more sensitive to interest rate changes, subject to greater price volatility, and more susceptible than some other debt securities to a decline in market value when interest rates rise.

Income The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Credit An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value. While securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. government, not all securities of the various U.S. government agencies are, including those of Fannie Mae and Freddie Mac. Accordingly, securities issued by Fannie Mae and Freddie Mac may involve a risk of non-payment of principal and interest.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 2 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The inclusion of the Lipper VIP General U.S. Government Funds Classification Average shows how the Fund's performance compares with the returns of an index of funds with similar investment objectives.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q2'10	3.04%
Worst Quarter:	Q2'13	-2.25%
As of March 31, 2020, the Fund's year-to-date return was 2.66%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin U.S. Government Securities VIP Fund - Class 2	5.23%	1.59%	2.17%
Bloomberg Barclays U.S. Government - Intermediate Index (index reflects no deduction for fees, expenses or taxes)	5.20%	1.99%	2.38%
Lipper VIP General U.S. Government Funds Classification Average (index reflects no deduction for fees, expenses or taxes)	5.76%	1.94%	2.61%

No one index is representative of the Fund's portfolio.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Paul Varunok Portfolio Manager of Advisers and portfolio manager of the Fund since 2004.

Neil Dhruv Portfolio Manager of Advisers and portfolio manager of the Fund since October 2019.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund’s distributions (which the Fund expects, based on its investment goals and strategies to consist of primarily ordinary income) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin VolSmart Allocation VIP Fund

Investment Goal

Total return (including income and capital gains) while seeking to manage volatility.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees	0.80%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.07%
Acquired fund fees and expenses[1]	0.18%
Total annual Fund operating expenses[1]	1.30%
Fee waiver and/or expense reimbursement[2]	-0.22%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	1.08%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed to waive or assume certain expenses so that common expenses of the Fund (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 0.65% until April 30, 2021. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 110	$ 390	$ 692	$ 1,549

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4.99% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment goal by allocating its assets across certain asset classes, sectors and strategies in an attempt to produce a diversified portfolio that will generate returns while minimizing the expected volatility of the Fund’s returns so that volatility does not exceed a target of 10% per year (volatility within the 10% target is referred to as “Target Volatility”). Managing the Fund to remain within its Target Volatility is designed to reduce the potential dramatic and rapid price swings that could be experienced by the Fund's "core portfolio." The Fund’s assets are primarily invested in its “core portfolio,” which is principally comprised of various U.S. equity and fixed income investments and strategies including investments in other mutual funds and exchange-traded funds (ETFs) that provide exposure to such investments and strategies, as described in more detail below. The Fund’s investment manager, Franklin Advisers, Inc. (Advisers), allocates the Fund’s assets among the strategies and investments in the core portfolio to diversify the assets of the Fund and to reduce the Fund’s risk of being significantly impacted by changes in a specific asset class.

In addition, Advisers employs an additional strategy to manage the Fund’s risk exposure to market volatility. Advisers employs a volatility management strategy, which is designed to manage the expected volatility of the Fund’s returns so that volatility remains within the Fund’s Target Volatility. In employing this strategy, Advisers measures the Fund’s expected volatility and utilize certain derivative instruments (primarily futures contracts on indices) to adjust the Fund’s expected volatility to within the Target Volatility, as described in more detail below. There is no guarantee that the Fund will stay within its Target Volatility.

There is no guarantee that the Fund’s volatility management strategy will be successful. The Fund’s Target Volatility is not a total return performance target – the Fund does not expect, nor does it represent, that its total return performance will be within any specified range. It is possible that the Fund could stay within its Target Volatility while having negative performance returns. Also, efforts to manage the Fund's volatility can be expected to limit the Fund's gains in rising markets, may expose the Fund to costs to which it would otherwise not have been exposed, and if unsuccessful may result in substantial losses.

The Fund is structured as a limited "fund-of-funds" that seeks to achieve its investment goal by investing its assets partially in other mutual funds, which include other Franklin Templeton mutual funds, and Franklin Templeton and third-party ETFs (underlying funds). Each underlying fund is allocated to the equity, fixed income, multi-class or cash asset class based on its predominant asset class and strategies. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed-income and money market securities. The Fund also obtains exposure to certain strategies and investments in its core portfolio by directly investing in the securities and instruments in that strategy. The Fund may have a large percentage of its core portfolio assets invested in underlying funds at any given time; however, the Fund will not invest more than 25% of its assets in any one underlying fund at any given time. The Fund's investments in underlying funds will change over time depending on various factors, including general market conditions.

Core Portfolio

Under normal market conditions, the Fund’s core portfolio is allocated among the broad asset classes according to the following approximate percentages to achieve the Fund’s asset allocation strategy:

  50%-70% Equity Allocation
  13%-33% Fixed Income Allocation
  5%-15% Multi-Asset Class Allocation (combination of equity and fixed income)
  2%-13% Cash (includes cash, cash equivalents and money market funds or securities)

To the extent that Advisers allocates the Fund’s assets to underlying funds, such allocations are based on the underlying fund’s predominant asset class. These underlying funds invest in a variety of equity and fixed-income securities and may also have exposure to derivative instruments.

At the discretion of Advisers, the above percentages may vary from time to time without shareholder approval, e.g., based on market conditions or the investment manager’s assessment of an asset class’ relative attractiveness as an investment opportunity or as part of the volatility management strategy. In addition, as a result of the Fund’s use of derivatives, and/or in an effort to manage expected volatility, the Fund may hold significant amounts of cash, cash equivalents and money market instruments.

When selecting equity funds for the Fund’s core portfolio, Advisers considers a number of characteristics, including but not limited to, the underlying funds’ market capitalization ranges, and investment style (growth vs. value). When selecting fixed-income funds for the Fund’s core portfolio, Advisers considers a number of characteristics, including but not limited to, yield and price volatility. In evaluating the risk level of the underlying funds, the Advisers analyzes various characteristics including but not limited to: (a) relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and (b) their volatility.

Volatility Management Strategy

The Fund employs a volatility management strategy that seeks to stabilize the number and level of performance swings of the Fund over time. Managing the Fund's volatility to within its Target Volatility is intended to reduce the downside risk of the Fund during periods of significant and sustained market declines. There is, however, no guarantee that the Fund will remain within its Target Volatility. In this context, “volatility” is a statistical measurement of the frequency and level of up and down fluctuations of the Fund’s returns over time. Volatility may result in rapid and dramatic price swings. Volatility, in other words, represents the average annual deviation of the Fund’s return around the average Fund return.

In employing this strategy, Advisers measures the expected annual volatility of the Fund’s core portfolio. If the Fund’s expected annual volatility exceeds the Target Volatility, the Fund will write (sell) one or more equity index futures contracts (usually S&P 500 Index futures contracts) with the goal of decreasing the core portfolio’s exposure to U.S. equity securities so that the expected annual volatility of the Fund is at or below the target of 10%. Generally, Advisers intends to use the strategy to reduce risk and would not employ the volatility management strategy if the expected volatility of the Fund’s core portfolio is at or below the Target Volatility. The volatility strategy may cause the Fund’s effective exposure to certain asset classes to be greater or less than its direct investments.

With respect to the Fund's derivative investments, the Fund may enter into equity index futures contracts in connection with the Fund’s volatility management strategy. In addition, the underlying funds may enter into various transactions involving complex derivative instruments for hedging or investment purposes.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

For purposes of this "Principal Risks" section, the term "investment manager" refers to Advisers, the Fund's sub-advisor or any of the underlying fund's investment managers or sub-advisors, as applicable.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Volatility Management Strategy There can be no guarantee that the Fund's volatility management strategy will be successful; moreover, achieving the Fund’s strategy of limiting the Fund’s annual volatility does not mean the Fund will achieve a positive or competitive return. The actual volatility that the Fund experiences may be significantly higher than its Target Volatility. In addition, the volatility management strategy focuses on managing the volatility of the U.S. equity markets – to the extent the underlying funds have exposure to foreign markets, volatility resulting from those investments will not be managed under the volatility management strategy. The volatility management strategy can be expected to limit the Fund’s participation in market price appreciation when compared to similar funds that do not attempt this strategy.

In seeking to manage the Fund’s portfolio and overall volatility, Advisers uses proprietary and third-party risk modeling systems to obtain short-term risk and correlation forecasts. There is no assurance that the modeling systems are complete or accurate, or representative of future market cycles, nor will they necessarily be beneficial to the Fund even if they are accurate.

In cases of extreme market conditions during which there is price dislocation for certain securities or in the event of systemic market dislocation, the Fund’s managed volatility strategy may cause the Fund to be significantly over- or under-exposed to a specific security or asset class, which may cause the Fund to lose significantly more than it would have lost had the managed volatility strategy or the risk models not been used.

Interest Rate When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Credit An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying currency, security or index, and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Income The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Investing in Underlying Funds Because the Fund invests in underlying funds, and the Fund’s performance is directly related to the performance of the underlying funds held by it, the ability of the Fund to achieve its investment goal is directly related to the ability of the underlying funds to meet their investment goal. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying funds.

Investing in ETFs The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETFs’ underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; or, if an index fund, an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

High-Yield Debt Securities Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Mortgage Securities and Asset-Backed Securities Mortgage securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The Fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase or extend the effective maturity of mortgage securities, making them more sensitive to interest rate changes, subject to greater price volatility, and more susceptible than some other debt securities to a decline in market value when interest rates rise.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Performance

The following bar chart and table provide some indication of the risks of an investment in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 2 shares. The table shows how the Fund's average annual returns for 1 year, 5 years and since inception compared to that of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. On May 1, 2015, the Fund's investment strategies changed. The performance below prior to May 1, 2015 is attributable to the Fund's performance before the strategy change. Subsequently, on July 26, 2016, the Fund’s investment strategies were changed again. The performance below between May 1, 2015 and July 26, 2016 is attributable to the Fund’s performance before this most recent strategy change.

The inclusion of the Bloomberg Barclays U.S. Aggregate Index shows how the Fund’s performance compares to a group of securities in a leading bond index. The inclusion of the Blended Benchmark shows how the Fund’s performance compares with a blend of leading stock and bond indices to better reflect the asset allocation of the Fund’s portfolio. The Blended Benchmark is calculated internally and is comprised of: 60% S&P 500 Index; 30% Bloomberg Barclays U.S. Aggregate Index; and 10% Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q1'19	9.15%
Worst Quarter:	Q4'18	-10.13%
As of March 31, 2020, the Fund's year-to-date return was -3.02%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	Since Inception 4/1/2013
Franklin VolSmart Allocation VIP Fund - Class 2	17.82%	5.08%	4.68%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.68%
Bloomberg Barclays U.S. Aggregate Index (index reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	2.82%
Blended Benchmark (index reflects no deduction for fees, expenses or taxes)	21.42%	8.32%	7.51%

No one index is representative of the Fund's portfolio.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Thomas A. Nelson, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since 2015.

Vaneet Chadha, CFA Portfolio Manager of Advisers and portfolio manager of the volatility management strategy since May 2020.

Sundaram Chettiappan, CFA Portfolio Manager of Advisers and a portfolio manager of the U.S. smart beta strategy portion of the Fund since May 2020.

Nicholas P. B. Getaz, CFA Portfolio Manager of Advisers and a portfolio manager of the rising dividends strategy portion of the Fund since 2019.

Matthew D. Quinlan Vice President of Advisers and a portfolio manager of the rising dividends strategy portion of the Fund since 2019.

Chandra Seethamraju, Ph.D. Portfolio Manager of Advisers and a portfolio manager of the U.S. smart beta strategy portion of the Fund since May 2020.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Templeton Developing Markets VIP Fund

Investment Goal

Long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)
Class 2
Management fees	1.05%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.10%
Acquired fund fees and expenses[1]	0.01%
Total annual Fund operating expenses[1]	1.41%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 144	$ 446	$ 771	$ 1,691

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18.04% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in emerging markets investments. Emerging market or "developing market" countries include those considered to be developing by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities; countries with a stock market capitalization of less than 3% of the MSCl World Index; or countries included in the MSCI Emerging Markets Index or the MSCI Frontier Markets Index. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. The Fund invests primarily in equity securities of developing market companies, principally common and preferred stock and American, Global and European Depositary Receipts.

The Fund's investments in equity securities may include investments in the securities of companies of any capitalization, including a portion in small and mid capitalization companies. The Fund, from time to time, may have significant investments in one or more countries, such as China or South Korea, or in particular industries or sectors. In addition to the Fund's main investments, the Fund may invest up to 20% of its net assets in the securities of issuers in developed market countries.

When choosing equity investments for the Fund, the investment manager applies a fundamental research, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The investment manager also considers a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price of the company's securities.

The Fund is a "non-diversified" fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies.

Trade disputes and the imposition of tariffs on goods and services can affect the economies of countries in which the Fund invests, particularly those countries with large export sectors, as well as the global economy. Trade disputes can result in increased costs of production and reduced profitability for non-export-dependent companies that rely on imports to the extent a country engages in retaliatory tariffs. Trade disputes may also lead to increased currency exchange rate volatility.

Developing Market Countries The Fund’s investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

The risks of investing in traditional developing markets are magnified in frontier markets countries (which are a subset of developing markets countries) because they generally have smaller economies and less developed capital markets than in traditional developing markets.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Non-Diversification Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may negatively impact the Fund's performance and result in greater fluctuation in the value of the Fund’s shares.

Value Investing A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 2 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	September 30, 2010	20.57%
Worst Quarter:	September 30, 2011	-22.17%
As of March 31, 2020, the Fund's year-to-date return was -25.68%.

Average Annual Total Returns

For the periods ended December 31, 2019
	1 Year	5 Years	10 Years
Templeton Developing Markets VIP Fund - Class 2	26.70%	7.18%	3.69%
MSCI Emerging Markets Index-NR (index reflects no deduction for fees, expenses or taxes)[1]	18.44%	5.61%	3.68%
MSCI Emerging Markets Index (index reflects no deduction for fees, expenses or taxes)	18.88%	6.01%	4.04%

No one index is representative of the Fund's portfolio.

1. The MSCI Emerging Markets Index NR is replacing the MSCI Emerging Markets Index as the Fund’s benchmark because the investment manager believes the MSCI Emerging Markets Index-NR provides a more consistent basis for comparison relative to the Fund's peers.

Investment Manager

Templeton Asset Management Ltd. (Asset Management)

Sub-Advisor

Franklin Templeton Investment Management Limited (FTIML)

Portfolio Manager

Chetan Sehgal, CFA Portfolio manager of Asset Management and portfolio manager of the Fund since 2017.

Andrew Ness, CFA Portfolio Manager of FTIML and portfolio manager of the Fund since November 2020.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Templeton Foreign VIP Fund

Investment Goal

Long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees	0.80%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.05%
Acquired fund fees and expenses[1]	0.02%
Total annual Fund operating expenses[1]	1.12%
Fee waiver and/or expense reimbursement[2]	-0.02%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	1.10%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 112	$ 354	$ 615	$ 1,363

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28.52% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets. Under normal market conditions, the Fund invests predominantly in equity securities, primarily to predominantly in common stock. While there are no set percentage targets, the Fund invests predominantly in large to mid capitalization companies and may invest a portion in small capitalization companies. The Fund also invests in American, European and Global Depositary Receipts. Although the investment manager will search for investments across a large number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or sectors.

The investment manager may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

The Fund may, from time to time, engage in currency-related derivatives, such as currency and cross-currency forwards and currency futures contracts, to seek to hedge (protect) against currency risks.

When choosing equity investments for the Fund, the investment manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The investment manager also considers a company’s price/earnings ratio, profit margins and liquidation value.

The Fund may also use a variety of equity-related derivatives, which may include equity futures and equity index futures, for various purposes including enhancing Fund returns, increasing liquidity and gaining exposure to particular markets in more efficient or less expensive ways.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Currency Management Strategies Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Regional Focus Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of investments held by the Fund. Current uncertainty concerning the economic consequences of the January 31, 2020 departure of the United Kingdom from the European Union (EU) may increase market volatility.

Developing Market Countries The Fund’s investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Value Style Investing A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 2 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q3'10	15.11%
Worst Quarter:	Q3'11	-19.73%
As of March 31, 2020, the Fund's year-to-date return was -27.49%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Templeton Foreign VIP Fund - Class 2	12.53%	2.16%	3.37%
MSCI All Country World ex-US Index (index reflects no deduction for fees, expenses or taxes)	22.13%	6.01%	5.45%

Investment Manager

Templeton Investment Counsel, LLC (Investment Counsel)

Portfolio Managers

Peter A. Nori, CFA Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel and portfolio manager of the Fund since 1999.

Matthew R. Nagle, CFA Portfolio Manager of Investment Counsel and portfolio manager of the Fund since 2018.

Heather Waddell, CFA Senior Vice President/Portfolio Manager - Research Analyst of Investment Counsel and portfolio manager of the Fund since 2018.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Templeton Global Bond VIP Fund

Investment Goal

High current income, consistent with preservation of capital. Capital appreciation is a secondary consideration.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees	0.46%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.07%
Acquired fund fees and expenses[1]	0.09%
Total annual Fund operating expenses[1]	0.87%
Fee waiver and/or expense reimbursement[2]	-0.11%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	0.76%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 78	$ 267	$ 472	$ 1,066

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22.58% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in “bonds.” Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures. The Fund invests predominantly in bonds issued by governments, government-related entities and government agencies located around the world. Bonds may be denominated and issued in the local currency or another currency. The Fund may also invest in securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. Under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities, and may invest without limit in emerging or developing markets.

Although the Fund may buy bonds rated in any category, it focuses on "investment grade" bonds. These are issues rated in the top four rating categories by at least one independent rating agency, such as Standard & Poor's (S&P®) or Moody's Investors Service (Moody's) or, if unrated, determined by the Fund's investment manager to be of comparable quality. The Fund may invest up to 25% of its total assets in bonds that are rated below investment grade or, if unrated, determined by the investment manager to be of comparable quality. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. The Fund may invest in debt securities of any maturity, and the average maturity of debt securities in the Fund's portfolio will fluctuate depending on the investment manager's outlook on changing market, economic and political conditions.

The Fund is a "non-diversified" fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

For purposes of pursuing its investment goals, the Fund regularly enters into various currency-related derivative instruments, such as currency and cross currency forwards, currency and currency index futures contracts and currency options. The Fund maintains extensive positions in currency-related derivative instruments as a hedging technique or to implement a currency investment strategy, which could expose a large amount of the Fund’s assets to obligations under these instruments. The results of such transactions may represent, from time to time, a large component of the Fund’s investment returns. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The Fund may also enter into interest rate-related derivatives, such as interest rate/bond futures and interest rate swap agreements and credit-related derivatives, such as credit default swaps. These derivative instruments may be used for hedging purposes, to enhance returns or to obtain net long or net negative (short) exposure to selected currencies, interest rates, countries or durations.

When choosing investments for the Fund, the investment manager allocates the Fund's assets based upon its assessment of changing market, political and economic conditions. It considers various factors, including evaluation of interest rates, currency exchange rate changes and credit risks. The investment manager may consider selling a security when it believes the security has become fully valued due to either its price appreciation or changes in the issuer's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

The Fund may, at times, maintain a large position in cash and cash equivalents (including money market funds).

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Currency Management Strategies Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Sovereign Debt Securities Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign investments generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments. In the event of a default on sovereign debt, the Fund may also have limited legal recourse against the defaulting government entity.

Regional Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

Developing Market Countries The Fund’s investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Interest Rate When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Credit An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

High-Yield Debt Securities Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Income The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Non-Diversification Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may negatively impact the Fund's performance and result in greater fluctuation in the value of the Fund’s shares.

Cash Position To the extent that the Fund holds a large position in cash/cash equivalents (including money market funds) the Fund may lose opportunities to participate in market appreciation and may have lower returns than if the Fund made other investments. In such circumstances, the Fund may not achieve its investment goal.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 2 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The inclusion of the Citigroup World Government Bond Index (WGBI) shows how the Fund's performance compares to a group of securities in an additional leading government bond index.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q3'10	8.66%
Worst Quarter:	Q3'11	-7.52%
As of March 31, 2020, the Fund's year-to-date return was -4.63%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Templeton Global Bond VIP Fund - Class 2	1.63%	0.79%	3.46%
JP Morgan Global Government Bond Index (index reflects no deduction for fees, expenses or taxes)	6.02%	2.16%	2.15%
Citigroup World Government Bond Index (index reflects no deduction for fees, expenses or taxes)	5.90%	2.03%	1.85%

No one index is representative of the Fund's portfolio.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Michael Hasenstab, Ph.D. Executive Vice President of Advisers and portfolio manager of the Fund since 2001.

Calvin Ho, Ph.D. Senior Vice President of Advisers and portfolio manager of the Fund since 2018.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Templeton Growth VIP Fund

Investment Goal

Long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees	0.82%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.04%
Total annual Fund operating expenses	1.11%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 113	$ 353	$ 612	$ 1,352

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19.69% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including developing markets. The equity securities in which the Fund primarily invests are common stock. The Fund may invest in companies of any size, including small and mid capitalization companies. Although the Fund seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or sectors.

The Fund may also use a variety of equity-related derivatives, which may include equity futures and equity index futures, for various purposes including enhancing Fund returns, increasing liquidity and gaining exposure to particular markets in more efficient or less expensive ways.

When choosing equity investments for the Fund, the investment manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The investment manager also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

The Fund may, from time to time, seek to hedge (protect) against currency risks, using certain currency-related derivative instruments, such as currency and cross currency forwards and currency futures contracts.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Regional Focus Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of investments held by the Fund. Current uncertainty concerning the economic consequences of the January 31, 2020 departure of the United Kingdom from the European Union (EU) may increase market volatility.

Developing Markets The Fund’s investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Value Style Investing A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 2 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q3'10	13.48%
Worst Quarter:	Q3'11	-20.76%
As of March 31, 2020, the Fund's year-to-date return was -22.29%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Templeton Growth VIP Fund - Class 2	15.15%	3.56%	6.24%
MSCI All Country World Index (index reflects no deduction for fees, expenses or taxes)	27.30%	9.00%	9.37%

Investment Manager

Templeton Global Advisors Limited (Global Advisors)

Portfolio Managers

Peter M. Moeschter, CFA Executive Vice President and Director of Global Advisors and portfolio manager of the Fund since 2019.

Herbert J. Arnett, Jr. Vice President of Global Advisors and portfolio manager of the Fund since 2017.

Christopher James Peel, CFA Vice President of Global Advisors and portfolio manager of the Fund since 2017.

Warren Pustam, CFA Vice President of Global Advisors and portfolio manager of the Fund since July 2019.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Templeton Variable Insurance Products Trust

Overview

Franklin Templeton Variable Insurance Products Trust (the Trust) currently consists of multiple series (Funds), offering a wide variety of investment choices. Funds may be available in multiple classes: Class 1, Class 2, Class 4 and Class 5. The classes are identical except that Class 2, Class 4 and Class 5 each has a distribution plan (see "Share Classes" under Fund Account Information). The Funds are not offered to the public; they are offered and sold only to: (1) insurance company separate accounts to serve as the underlying investment vehicle for variable contracts; (2) certain qualified plans; and (3) other funds of funds.

Investment Considerations

  The following give a general sense of the level of fund assets associated with a particular investment or strategy: "small portion" (less than 10%); "portion" (10% to 25%); "significant" (25% to 50%); "substantial" (50% to 66%); "primary" (66% to 80%); and "predominant" (80% or more). The percentages are not limitations unless specifically stated as such in this prospectus or in the Trust's Statement of Additional Information (SAI).

Risks

  Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Fund shares involve investment risks, including the possible loss of principal.
  Because you could lose money by investing in a Fund, take the time to read each Fund description and consider all risks before investing.

Additional Information

More detailed information about each Fund, its investment policies, and its particular risks can be found in the SAI.

Investment Management

The Funds' investment managers and their affiliates manage as of September 30, 2020, over $1.41 billion in assets, and have been in the investment management business since 1947. In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Series organization became part of the Franklin Templeton organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization.

FUND DETAILS

Franklin Allocation VIP Fund

Investment Goal

The Fund’s principal investment goal is capital appreciation. Its secondary goal is income. The Fund's investment goals are non-fundamental, which means they may be changed by the board of trustees without shareholder approval. Shareholders will be given at least 60 days' advance notice of any change to the Fund's investment goal.

Principal Investment Policies and Practices

The Fund seeks to achieve its investment goals by allocating its assets among the broad asset classes of equity and fixed income investments through a variety of investment strategies or “sleeves” managed by the investment manager or its affiliates, which include Franklin U.S. Smart Beta Equity Strategy, Franklin Total Return Strategy, Franklin Growth Strategy, Templeton Foreign Strategy, Franklin International Growth Strategy, Franklin U.S. Government Securities Strategy, Franklin Rising Dividends Strategy, Franklin Investment Grade Corporate Strategy, Templeton Global Bond VIP Fund, Franklin International Core Equity Strategy, Franklin U.S. Core Equity (IU) Strategy, Franklin Emerging Market Core Equity (IU) Strategy and Franklin U.S. Core Bond Strategy, each of which is described in more detail below. The Fund is structured as a multi-manager fund (meaning the Fund’s assets are managed by multiple sub-advisors), with the investment manager having overall responsibility for the Fund’s investments. The investment manager allocates assets among various asset classes and strategy sleeves to seek to diversify the Fund’s portfolio, to add incremental return, and to reduce the Fund’s risk of being significantly impacted by changes in a specific asset class or by changing market conditions. The investment manager may, at times, implement a risk overlay strategy, which seeks to neutralize certain market risks that may exist in the Fund primarily through the use of equity and interest rate/bond futures.

Under normal market conditions, the Fund allocates approximately 60% of its assets to the equity asset class and 40% of its assets to the fixed income asset class by allocating the Fund’s assets among the various sleeves. The Fund’s asset allocation may change from time to time based on market conditions and the investment manager’s strategic and tactical asset allocation views. The Fund’s equity and fixed income investments typically will not vary by more than 5% from the stated allocations; however, appreciation and/or depreciation in the value of the Fund’s investments may cause the relative percentages to vary by more than 5%. The investment manager rebalances the Fund's portfolio to bring the Fund back to its typical allocation on a periodic basis, typically when market values deviate from target weights beyond predefined thresholds or when the manager’s view on asset classes changes. In addition, during adverse market conditions, the investment manager, in its sole discretion, may tactically manage the Fund’s risk exposure on a Fund level, which could cause the Fund’s allocations to vary by more than 5% from the stated allocations. The investment manager uses a variety of techniques to adjust the Fund’s exposure to certain asset classes to manage risk including allocating additional assets or reducing assets allocated to certain sleeves, holding additional cash and cash equivalents in the Fund’s portfolio, or using certain equity, interest rate and currency derivative instruments.

The Fund may invest in securities of U.S. and foreign companies in both the equity and fixed income sleeves, although the Fund currently does not anticipate investing more than 30% of its net assets in securities of issuers domiciled outside the United States. For purposes of this Fund’s investment strategies, U.S. companies are those that are economically tied to the United States including when: (1) the issuer’s principal securities trading market is in the United States; (2) the issuer derives 50% or more of its annual revenues or annual profits from either goods produced, sales made or services performed in the United States; (3) the issuer has 50% of more of its assets located in the United States; or (4) the issuer is organized under the laws of, and has a principal office in, the United States. Through its sleeves, the Fund may invest in a variety of equity securities of any capitalization size and a variety of government and corporate fixed income investments that have variable or fixed interest rates and may be of any duration or maturity. Through its sleeves, the Fund may invest in fixed income securities that could include bonds, notes, debentures, banker’s acceptances and commercial paper; floating rate notes; loans and loan participations; and mortgage-backed or asset-backed securities, including collateralized debt obligations. The Fund may also invest a small portion of its assets in other mutual funds, which include other Franklin Templeton mutual funds, and Franklin Templeton and third-party exchange-traded funds (ETFs) (underlying funds), in order to gain exposure to certain asset classes or for tactical positioning.

An equity security represents a proportionate share, or right to acquire a proportionate share, of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks and preferred stocks are examples of equity securities. Debt securities obligate the issuer to repay a loan of money at a future date and generally provide for the payment of interest on the amount borrowed. These include bonds, notes and debentures.

Mortgage-backed securities represent an interest in a pool of mortgage loans made and packaged or "pooled" together by banks, mortgage lenders, various governmental agencies and other financial institutions for sale to investors to finance purchases of homes, commercial buildings and other real estate. Most mortgage-backed securities are pass-through securities, which means they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage loans. Asset-backed securities are securities backed by loans, leases, and other receivables.

The Fund generally invests in investment grade debt securities, but may invest a small portion its total assets in bonds rated below investment grade. Securities rated in the top four ratings categories by at least one independent rating agency such as Standard & Poor's (S&P®) (rated BBB or better), Moody's Investors Service (Moody's) (rated Baa or higher) are considered investment grade. Securities rated Ba or lower by Moody's or BB or lower by S&P® are considered to be below investment grade. Such lower rated but higher yielding securities are sometimes referred to as "junk bonds."

Collateralized debt obligations (CDOs) are generally types of asset-backed securities. Collateralized bond obligations (CBOs) and collateralized loan obligations (CLOs) are generally considered two types of CDOs. CBOs represent interests in a special purpose, bankruptcy-remote vehicle, typically a trust, collateralized by a pool of fixed income securities, some of which may be below investment grade, including commercial mortgage-backed securities, residential mortgage-backed securities, corporate bonds and emerging market debt securities. CLOs are similar to CBOs except that the underlying pool for a CLO is generally comprised of corporate and/or sovereign loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans made to domestic and foreign borrowers, including loans that may be rated below investment grade or equivalent unrated loans. For the broader category of CDOs, the pool of debt instruments held by a trust may include debt instruments of any type, including mortgage-backed or other asset-backed securities issued in securitization transactions. In all types of CDOs, the interests in the trust are split into two or more portions, called tranches, varying in risk, maturity, payment priority and yield. The riskiest portion is the “equity” tranche which is the first loss position to observe defaults from the collateral in the trust. Because they are partially protected from defaults, senior tranches of a CDO trust typically have higher ratings and lower yields than the underlying collateral securities held by the trust, and can be rated investment grade. The Fund may invest in any tranche of a CDO excluding the “equity” tranche.

The Fund regularly uses currency-related derivatives, including forward foreign currency exchange contracts, currency futures contracts, currency swaps and currency options to hedge (protect) against currency risks. The Fund also may, from time to time, use a variety of equity-related derivatives, which may include purchasing or selling call and put options on equity securities and equity security indices, futures on equity securities and equity indexes and options on equity index futures, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in certain equity markets. In addition, the Fund may, from time to time, use interest rate derivatives, including interest rate swaps and interest rate/bond futures contracts for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected markets, interest rates, countries, currencies or durations. The investment manager’s risk overlay strategy may involve investing in derivatives in an effort to provide a hedge against negative market events. When implemented, the risk overlay strategy will reduce the Fund's ability to benefit from positive market movements.

A currency forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying instrument or asset, such as a specific currency, at a specified price at a specified later date that trade on an exchange.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire a specified quantity of the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts used by the Fund allow for a cash payment of the net gain or loss on the contract at maturity in lieu of delivery of the underlying instruments, some require the actual delivery or acquisition of the underlying instrument or asset. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one rate is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).

A currency swap is generally a contract between two parties to exchange one currency for another currency at the start of the contract and then exchange periodic floating or fixed rates during the term of the contract based upon the relative value differential between the two currencies. Unlike other types of swaps, currency swaps typically involve the delivery of the entire principal (notional) amounts of the two currencies at the time the swap is entered into. At the end of the swap contract, the parties receive back the principal amounts of the two currencies.

A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. For example, when the investment manager expects the price of a stock held by the Fund to decline in value, the Fund may also purchase put options that are expected to increase in value as the market price of the stock declines to hedge against such anticipated decline in value.

In determining an optimal mix of the equity and fixed income asset classes for the Fund, the investment manager assesses changing economic, market and industry conditions. The investment manager allocates among strategy sleeves utilizing a top-down approach, generating the Fund's strategy weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency and other investment options, among other things.

Information about the Strategy Sleeves

Allocations to the individually managed sleeves discussed below typically will not exceed 20%, but will vary with market conditions; however, under normal market conditions, no sleeve constitutes a majority of the Fund’s assets. Unless indicated, the individual strategy sleeves are managed by the investment manager.

Franklin U.S. Smart Beta Equity Strategy. The strategy seeks long-term capital appreciation by investing substantially in U.S. equities using a proprietary, systematic model to screen, weight and select securities, starting with those in a broad-market U.S. equity index (currently the Russell 1000 Index). The strategy uses a multi-factor approach, emphasizing quality and value, while also considering low volatility and momentum. The manager’s analysis of how these factors apply to stocks in the U.S. equity index is used to select what the manager views as approximately the top one-quarter of such stocks.

Franklin Total Return Strategy. The strategy seeks to provide high current income consistent with preservation of capital while capital appreciation over the long term is a secondary focus. The strategy invests predominantly in investment grade debt securities and investments. The debt securities in which the strategy may invest include government and corporate debt securities, mortgage- and asset-backed securities, floating interest rate corporate loans and debt securities and certain derivatives that provide exposure to such investments. The Fund may also invest to a limited extent in non-investment grade securities (“junk bonds”), foreign securities and collateralized debt obligations (“CDOs”).

Franklin Growth Strategy. The strategy seeks long-term capital appreciation by investing substantially in the equity securities of companies that are leaders in their industries based on criteria such as historical and potential growth in revenues and earnings, strength and quality of management, and strategic position in the industry, and which the managers believe are suitable for a buy-and-hold strategy.

Templeton Foreign Strategy. The strategy seeks long-term capital growth by investing predominantly in foreign securities which are predominantly equity securities of companies located outside of the U.S., including developing markets. The strategy may invest in companies of any capitalization.

Franklin International Growth Strategy. The strategy seeks capital appreciation by investing predominantly in the equity securities of mid-and large capitalization companies outside the U.S. (typically with market capitalizations greater than $2 billion) with long-term growth potential.

Franklin U.S. Government Securities Strategy. The strategy seeks income by investing substantially in Government National Mortgage Association securities (Ginnie Maes). These securities carry a guarantee backed by the full faith and credit of the U.S. government as to timely payment of principal and interest.

Franklin Rising Dividends Strategy. The strategy seeks long-term capital appreciation and preservation of capital by investing primarily in equity securities of companies that the investment manager believes have a history of consistent and substantial dividend increases. The strategy may focus on companies in any capitalization range.

Franklin Investment Grade Corporate Strategy. The strategy seeks as high a level of current income as is consistent with prudent investing, while seeking preservation of capital, by investing predominantly in investment grade corporate debt securities and investments. The strategy may invest a significant part of its net assets in foreign securities, including those in developing markets, and a portion of its net assets in non-U.S. dollar denominated securities. A “top-down” analysis of macroeconomic trends is used, combined with a “bottom-up” fundamental analysis of market sectors, industries, and issuers. Securities are chosen based on characteristics including duration and yield curve exposure, total return potential, as well as the appropriate diversification and risk profile at the issue, company, industry, and country levels.

Templeton Global Bond VIP Fund. The Fund accesses this strategy by investing directly in the Templeton Global Bond VIP Fund. The Templeton Global Bond VIP Fund seeks current income with capital appreciation and growth of income, by investing at least 80% of its net assets in bonds of governments, government related entities and government agencies located anywhere in the world. The Templeton Global Bond VIP Fund may invest in bonds denominated and issued in the local currency or another currency and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. It regularly enters into various currency-related and other transactions involving derivative instruments.

Franklin International Core Equity Strategy. This strategy seeks capital appreciation by investing predominately in non-U.S. equity securities of any capitalization. The investible universe typically includes both growth and value companies in the MSCI EAFE index. The investment manager uses a multi-factor process to determine securities that have favorable exposure to quality, value and momentum.

Franklin U.S. Core Equity (IU) Strategy. The Fund invests directly in the Franklin U.S. Core Equity (IU) Strategy, which seeks capital appreciation by investing at least 80% of its net assets in U.S. equity securities. The investable universe typically includes equity securities of companies in the Russell 1000 Index. The investment manager uses a multi-factor process to determine securities that have favorable exposure to quality, value and momentum.

Franklin Emerging Markets Core Equity (IU) Strategy. The Fund invests directly in the Franklin Emerging Markets Core Equity (IU) Strategy, which seeks capital appreciation by investing at least 80% of its net assets in equity securities of issuers located in “emerging market countries. The investable universe typically includes equity securities of companies in the MSCI Emerging Market Equity Index. The investment manager uses a multi-factor process to determine securities that have favorable exposure to quality, value and momentum.

Franklin U.S. Core Bond Strategy. This strategy seeks total return by investing substantially in bonds of U.S. issuers, including government, corporate debt, mortgage-backed and asset-backed securities. The strategy focuses predominately on investment grade debt securities and is generally expected to have sector, credit and duration exposures comparable to the Bloomberg Barclays U.S. Aggregate Bond Index.

At the discretion of the investment manager, the allocations to asset classes and sleeves may vary from time to time without shareholder approval, based on market conditions, the investment managers’ assessment of an asset class’ relative attractiveness as an investment opportunity, the investment managers’ assessment of a strategy sleeve’s effectiveness in changing economic environments, or as part of a risk management strategy.

Exclusion from Commodity Pool Operator Definition

An exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) has been claimed with respect to the Fund and, therefore, neither the Fund nor any person deemed to operate the Fund is subject to CFTC registration or regulation as a CPO.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund’s Statement of Additional Information. Because the Fund intends to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments.

The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities, to maintain liquidity or to segregate on the Fund's books in connection with its derivatives strategies. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Growth Style Investing

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Foreign Securities (non-U.S.)

Investing in foreign securities, including sovereign debt securities, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

The risk of investments in Europe may be heightened due to the January 31, 2020 departure of the United Kingdom from the European Union (EU) and resulting uncertainty about trade negotiations and economic effects of the departure, which may cause increased market volatility.

Developing Markets

The risks of foreign investments typically are greater in less developed countries, sometimes referred to as developing or emerging markets. For example, the political, social, market regulation and economic structures and institutions in these countries, including those supporting the regulatory and legal systems and financial markets, may be less established and more vulnerable to corruption and fraud, and may change rapidly. These countries are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Investments in less developed markets generally are subject to higher fees and expenses and exhibit greater price volatility and valuation challenges. They may be subject to greater risk of expropriation, nationalization, confiscatory or punitive taxation, and foreign investment and divestment restrictions. In addition, a developing market country may experience a devaluation of its currency, a downgrade in the credit ratings of issuers in the country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war.

Restrictions on currency trading that may be imposed by developing market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries. Finally, such securities markets are smaller, relatively less liquid and may not be as efficient or established in terms of settlement, custody and securities registration.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

Many swaps currently are, and others eventually are expected to be, required to be cleared through a central counterparty. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to OTC swaps, but it does not eliminate those risks completely. With cleared swaps, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (FCM) with which the Fund has an open position, or the central counterparty in a swap contract. With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, Commodity Futures Trading Commission (CFTC) and the exchanges are authorized to take extraordinary actions in the event of a market emergency. It is not possible to predict fully the effects of current or future regulation.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

Income

Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall, when dividend income from investments in stocks decline, or when the Fund experiences defaults on debt securities it holds.

Mortgage Securities and Asset-Backed Securities

Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and the Fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.

Since September 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, has acted as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear how long the conservatorship will last or what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac for the long-term.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

Prepayment

Debt securities are subject to prepayment risk when the issuer can "call" the security, or repay principal, in whole or in part, prior to the security's maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Fund's income, yield and its distributions to shareholders. Securities subject to partial or complete prepayment(s) may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates for fixed-rate investments, and for floating or variable rate securities, rising interest rates generally increase the risk of refinancings or prepayments.

Management and Asset Allocation

The Fund is actively managed and could experience losses if the investment manager’s or sub-advisors’ judgment about markets, future volatility, interest rates, industries, sectors and regions or the attractiveness, relative values, liquidity, effectiveness or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect. The investment manager’s allocation of Fund assets among different asset classes and strategy sleeves may not prove beneficial in light of subsequent market events. There can be no guarantee that these techniques or the investment manager’s or sub-advisors’ investment decisions will produce the desired results.

The investment manager and sub-advisors may use modeling systems to implement one or more investment strategies for the Fund. There is no assurance that the modeling systems are complete or accurate, or representative of future market cycles, nor will they necessarily be beneficial to the Fund even if they are accurate. The results generated by these models may perform differently than in the past, or as expected. They may negatively affect Fund performance and the ability of the Fund to meet its investment goal for various reasons. For example, human judgment plays a role in building, using, testing, and modifying the financial algorithms and formulas used in these models. Additionally, there is a possibility that the historical data may be imprecise or become stale due to new events or changing circumstances which the models may not promptly detect. Market performance can be affected by non-quantitative factors (for example, market or trading system dysfunctions, investor fear or over-reaction or other emotional considerations) that are not easily integrated into the investment manager’s or sub-advisors’ risk models. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies).

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Floating Rate Corporate Investments

Certain corporate loans may not be considered “securities,” and investors, such as the Fund, therefore may not be entitled to rely on the antifraud protections of the federal securities laws and may have limited legal remedies.

The senior secured corporate loans and corporate debt securities in which the Fund invests are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. Loan investments issued in such transactions are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy. Such floating rate investments may be rated below investment grade (i.e., also known as "junk bonds"). Although loan investments are generally subject to certain restrictive covenants in favor of the investors, many of these loans may from time to time be reissued or offered as “covenant lite” loans, which may entail potentially increased risk, because they may have fewer or no financial maintenance covenants or restrictions that would normally allow for early intervention and proactive mitigation of credit risk.

In the event of a breach of a covenant in non-covenant lite loans or debt securities, lenders may have the ability to intervene and either prevent or restrict actions that may potentially compromise the company's ability to pay or lenders may be in a position to obtain concessions from the borrowers in exchange for a waiver or amendment of the specific covenant(s). In contrast, covenant lite loans do not always or necessarily offer the same ability to intervene or obtain additional concessions from borrowers. This risk is offset to varying degrees by the fact that the same financial and performance information may be available with or without covenants to lenders and the public alike and can be used to detect such early warning signs as deterioration of a borrower’s financial condition or results. With such information, the portfolio managers are normally able to take appropriate actions without the help of covenants in the loans or debt securities. Covenant lite corporate loans and debt securities, however, may foster a capital structure designed to avoid defaults by giving borrowers or issuers increased financial flexibility when they need it the most.

Investing in Underlying Investment Companies

To the extent the Fund invests in underlying investment companies, including ETFs, the Fund’s performance is related to the performance of the underlying investment companies held by it. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies and such investments may be more costly than if a Fund had owned the underlying securities directly. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

High-Yield Debt Securities

High-yield debt securities (including loans) and unrated securities of similar credit quality (high-yield debt instruments or junk bonds) involve greater risk of a complete loss of the Fund's investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate high-yield debt instruments often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments may pose greater illiquidity and valuation risks.

Substantial declines in the prices of high-yield debt instruments can dramatically increase the yield of such instruments. The decline in market prices generally reflects an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than reflecting any increase in income from the higher yield that the debt instrument may pay to the Fund on its investment.

Collateralized Debt Obligations (CDOs)

The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility. CDOs may be deemed to be illiquid and subject to the Fund’s restrictions on investments in illiquid investments. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities.

In addition, prices of CDO tranches can decline considerably. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

Portfolio Turnover

The investment manager will sell a security when it believes it is appropriate to do so, regardless of how long the Fund has held the security. Because of the nature of portfolio investments held by the Fund, the Fund's turnover rate may exceed 100% per year. The rate of portfolio turnover will not be a limiting factor for the investment manager in making decisions on when to buy or sell securities. High turnover may increase the Fund's transaction costs and may increase your tax liability if the transactions result in capital gains.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

On May 1, 2019, Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, began providing investment advisory services to the Fund. Prior to May 1, 2019, the Fund did not have an investment manager and no fees were paid for investment advisory services.

Under a separate agreement with Advisers, each of the following Sub-Advisors serves as a sub-advisor to the Fund and manages a portion of the Fund's portfolio:

Name of Sub-Advisor	Strategy	Address of Sub-Advisor
Templeton Global Advisors Limited	Foreign	Lyford Cay, Nassau, Bahamas
Franklin Templeton Institutional, LLC	International Growth Investment Grade Corporate	280 Park Avenue, New York, New York 10017

For purposes of the Fund's investment strategies, techniques and risks, the term "investment manager" includes the Sub-Advisors.

The Fund is managed by a team of dedicated professionals focused on multi-asset investment strategies. The portfolio managers of the team are as follows:

Thomas A. Nelson, CFA

Portfolio Manager of Advisers

Mr. Nelson has been a lead portfolio manager of the Fund since 2019. He joined Franklin Templeton in 2007.

Wylie Tollette, CFA, CPA

Portfolio Manager of Advisers

Mr. Tollette has been a co-lead portfolio manager of the Fund since 2019. He first joined Franklin Templeton in 1994, left the company in 2014 and rejoined again in 2018.

May Tong, CFA

Portfolio Manager of Advisers

Ms. Tong has been a portfolio manager of the Fund since 2019, providing support to the lead portfolio managers as needed. She joined Franklin Templeton in 2018. Prior to joining Franklin Templeton, Ms. Tong was a portfolio manager and head of portfolio implementation and management for Voya Investment Management's Multi-Asset Strategies and Solutions Team.

Edward D. Perks, CFA

President and Director of Advisers

Mr. Perks has been a portfolio manager of the Fund since 2019, providing support to the lead portfolio managers as needed. He joined Franklin Templeton in 1992.

As co-lead portfolio managers, Messrs. Nelson and Tollette are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, the implementation of the Fund’s asset allocation strategy, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

Effective May 1, 2019, the Fund pays Advisers a fee for managing the Fund’s assets, including investment advisory services and Fund administration services, equal to an annual rate of 0.55% of the average daily net assets of the Fund.

Advisers has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that expenses (i.e., a combination of investment management fees and other expenses, including acquired fund fees and expenses but excluding Rule 12b-1 fees) do not exceed 0.57% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until April 30, 2021. The investment management fee before and after such waiver and/or reduction for the fiscal year ended December 31, 2019, were 0.37% and 0.32%, respectively.

Advisers compensates each sub-advisor for providing investment advice and analysis and for managing that portion(s) of the Fund's assets allocated to it from time to time by Advisers. The separate portions of the Fund's assets managed by Advisers are allocated fees that are retained from, and not in addition to, the overall investment management fee paid to Advisers by the Fund.

A discussion regarding the basis for the board of trustees approving the investment management and sub-advisory contracts of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended December 31.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 2 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 2	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 6.32	$ 7.39	$ 7.08	$ 6.75	$ 7.42
Income from investment operations:[a]
Net investment incomeb, [c]	0.09	0.21	0.18	0.19	0.24
Net realized and unrealized gains (losses)	1.11	-0.89	0.64	0.64	-0.68
Total from investment operations	1.20	-0.68	0.82	0.83	-0.44
Less distributions from:
Net investment income	-0.25	-0.22	-0.20	-0.27	-0.22
Net realized gains	-0.46	-0.17	-0.31	-0.23	-0.01
Total distributions	-0.71	-0.39	-0.51	-0.50	-0.23
Net asset value, end of year	$ 6.81	$ 6.32	$ 7.39	$ 7.08	$ 6.75
Total return[d]	19.86%	-9.65%	11.98%	13.18%	-6.21%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.69%	0.37%	0.37%	0.36%	0.36%
Expenses net of waiver and payments by affiliates	0.64%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.30%	2.88%	2.50%	2.84%	3.26%
Supplemental data
Net assets, end of year (000’s)	$ 403,040	$ 390,300	$ 480,402	$ 474,669	$ 480,715
Portfolio turnover rate	170.79%	2.23%	1.28%	0.10%	0.26%
Portfolio turnover rate excluding mortgage dollar rolls	158.11%	2.23%	1.28%	0.10%	0.26%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

d. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

Franklin Flex Cap Growth VIP Fund

Investment Goal

The Fund's investment goal is capital appreciation.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation. The equity securities in which the Fund invests are predominantly common stock.

The Fund has the flexibility to invest in companies located, headquartered, or operating inside and outside the United States, across the entire market capitalization spectrum from small, emerging growth companies to well-established, large-cap companies. At times, a significant to substantial portion of the Fund's investments may be in small and mid capitalization companies.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks, and securities convertible into common stocks, are examples of equity securities.

In evaluating sector (broad industry) weightings in the Fund’s investment portfolio, the investment manager considers, but may deviate from, the relative weightings of sectors in the Russell 3000® Growth Index and the Russell 1000® Growth Index. Consequently, the Fund is likely to have significant positions in particular sectors such as technology (including electronic technology and technology services) and healthcare.

Portfolio Selection

The investment manager uses fundamental, "bottom-up" research to seek companies meeting its criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, the investment manager looks for companies it believes can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. The investment manager defines quality companies as those with strong and improving competitive positions in attractive markets. The investment manager also believes important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. The investment manager’s valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, the investment manager considers whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, money market fund shares (including shares of an affiliated money market fund), high-grade commercial paper, bank obligations, repurchase agreements and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Growth Style Investing

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. The Fund may have a significant allocation to one or more issuers. As a result, there may be more fluctuation in the price of the Fund's shares.

Technology companies. Technology company stocks can be subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies. Electronic technology and technology services companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Illiquid Securities

Certain securities are illiquid due to a limited trading market, financial weakness of the issuer, legal or contractual restrictions on resale or transfer, or are otherwise illiquid in the sense that they cannot be sold within seven days at approximately the price at which the Fund values them. Securities that are illiquid involve greater risk than securities with more liquid markets. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask prices. Illiquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for investment loss in the Fund and may include, among others, currency risks (such as fluctuations in currency exchange rates and currency devaluations); country risks (such as political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity); and risks associated with the state of a country's financial markets and legal institutions. Other foreign securities risks may include unfavorable trading, settlement or custodial practices, unfavorable tax policies, less government supervision, less publicly available information, less stringent investor protection standards, limited legal redress for violations of law, limited trading markets and greater illiquidity and greater price volatility.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments in sectors believed to have growth potential. The portfolio managers of the team are as follows:

Matthew J. Moberg, CPA

Vice President of Advisers

Mr. Moberg has been a portfolio manager of the Fund since its inception (2005) and assumed duties of lead portfolio manager of the Fund in 2016. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 1998.

Robert Stevenson, CFA

Portfolio Manager and Research Analyst of Advisers

Mr. Stevenson has been a portfolio manager of the Fund since 2013, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2004.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019 Advisers agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. In addition, Advisers has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees and other expenses, but excluding the Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed 0.71% until April 30, 2021. The investment management fees before and after such waiver and/or reduction for the fiscal year ended December 31, 2019, were 0.98% and 0.61%, respectively.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 2 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 2	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 6.46	$ 7.46	$ 5.89	$ 7.09	$ 16.61
Income from investment operations:[a]
Net investment income (loss)[b]	-0.01	-0.02	-0.01	-0.03	-0.06
Net realized and unrealized gains (losses)	1.99	0.42	1.60	-0.20	1.00
Total from investment operations	1.98	0.40	1.59	-0.23	0.94
Less distributions from:
Net realized gains	-0.38	-1.40	-0.02	-0.97	-10.46
Net asset value, end of year	$ 8.06	$ 6.46	$ 7.46	$ 5.89	$ 7.09
Total return[c]	31.16%	3.14%	26.94%	-2.89%	4.37%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.33%	1.30%	1.35%	1.36%	1.33%
Expenses net of waiver and payments by affiliates	0.96%[d]	0.96%[d]	0.96%	0.96%	0.96%
Net investment income (loss)	-0.19%	-0.20%	-0.20%	-0.44%	-0.62%
Supplemental data
Net assets, end of year (000’s)	$ 97,964	$ 69,233	$ 81,084	$ 73,337	$ 82,901
Portfolio turnover rate	26.29%	15.17%	52.12%	17.76%	88.15%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

Franklin Global Real Estate VIP Fund

Investment Goal

The Fund's principal investment goal is high total return.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy. For purposes of this Fund the real estate sector includes:

  real estate investment trusts (REITs) (defined below) and similar REIT-like entities domiciled outside the U.S.;
  companies qualifying under U.S. federal tax law as REITs; and
  companies that derive at least half of their assets or revenues from the ownership, management, development or sale of residential or commercial real estate (such as real estate operating or service companies).

Under normal market conditions the Fund expects to invest at least 40% of its net assets in foreign securities, unless market conditions are not deemed favorable by the investment manager, in which case the Fund expects to invest at least 30% of its net assets in foreign securities.

The investment manager seeks to limit price volatility by investing across markets and property types.

A REIT is a type of real estate company that is dedicated to owning and usually operating income-producing real estate such as apartments, hotels, industrial properties, office building or shopping centers. Equity REITs generally receive income from rents received. REITs are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type. The Fund's investments in REITs also include non-traditional REITs such as those that focus on storage and self-storage facilities, cell tower owners and data center owners. Although the REIT structure originated in the U.S., a number of countries around the world have adopted, or are considering adopting, similar REIT and REIT-like structures. While the Fund is not limited to investing in REITs and REIT-like entities, it is expected that the Fund currently will focus on these types of entities.

The Fund currently expects to be invested predominantly in equity securities. An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities.

In addition to the Fund's main investments, the Fund may invest in issuers engaged in businesses whose products and services are related to the real estate sector.

Although the Fund generally does not hedge its foreign currency exposure, currency-related derivative instruments, such as forward currency exchange contracts, may be used from time-to-time, to help manage currency risks and manage local currency exposure. While forward currency contracts entered into for hedging purposes may reduce the risk of loss from a change in value of a currency, they also limit any potential gains and do not protect against fluctuations in the value of the underlying instruments.

Portfolio Selection

The investment manager is a research driven, fundamental investor. The investment manager's active investment strategy is centered on the belief that unsynchronized regional economic activity within the global economy provides consistent, attractive return opportunities in the global real estate markets.

When selecting investments for the Fund's portfolio, the investment manager applies a "bottom-up" stock selection process that incorporates macro-level views in the evaluation process. The investment manager's portfolio construction process combines:

  Bottom-up analysis of individual stock and real estate market fundamentals; and
  Top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high-grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Real Estate Securities

By concentrating in the real estate industry, the Fund carries much greater risk of adverse developments in that industry than a fund that invests in a wide variety of industries. Real estate values rise and fall in response to a variety of factors, including: local, regional, national and global economic conditions, interest rates and tax considerations. When economic growth is slow, demand for property decreases and prices may decline. Property values may decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning and other property-related laws, environmental regulations or hazards, insurance or condemnation losses, or a general decline in neighborhood values.

REITs. Equity REITs may be affected by any change in the value of the properties owned and other factors, and their prices tend to go up and down. A REIT's performance depends on the types of and locations of the properties it owns and how well it manages those properties. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because a REIT may be invested in a limited number of projects or in a particular market segment, it may be more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole. These risks may also apply to securities of REIT-like entities domiciled outside the U.S.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

The risk of investments in Europe may be heightened due to the January 31, 2020 departure of the United Kingdom from the European Union (EU) and resulting uncertainty about trade negotiations and economic effects of the departure, which may cause increased market volatility.

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Templeton Institutional, LLC (FT Institutional), 280 Park Avenue, New York, NY 10017, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments in the global real estate securities market. The portfolio managers of the team are as follows:

Daniel Scher

Portfolio Manager of FT Institutional

Mr. Scher has been a co-lead portfolio manager of the Fund since September 2019. He joined Franklin Templeton in 2002.

Blair Schmicker, CFA

Vice President of FT Institutional

Mr. Schmicker has been a co-lead portfolio manager of the Fund since 2019. He joined Franklin Templeton in 2007.

As co-lead portfolio managers, Messrs. Scher and Schmicker are jointly and primarily responsible for the investments of the Fund. They have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that he manages and his ownership of Fund shares.

The Fund pays FT Institutional a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019 FT Institutional agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. In addition, FT Institutional has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees and other expenses, but excluding the Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed 1.00% until April 30, 2021. The investment management fees before and after such waiver and/or reduction for the fiscal year ended December 31, 2019, were 1.05% and 0.95%, respectively.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 2 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 2	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 15.00	$ 16.52	$ 15.42	$ 15.52	$ 15.95
Income from investment operations:[a]
Net investment income[b]	0.24	0.27	0.13	0.28[f]	0.20
Net realized and unrealized gains (losses)	3.08	-1.36	1.47	-0.19	-0.12
Total from investment operations	3.32	-1.09	1.60	0.09	0.08
Less distributions from:
Net investment income	-0.46	-0.43	-0.50	-0.19	-0.51
Net realized gains	-0.36	—	—	—	—
Total distributions	-0.82	-0.43	-0.50	-0.19	-0.51
Net asset value, end of year	$ 17.50	$ 15.00	$ 16.52	$ 15.42	$ 15.52
Total return[c]	22.37%	-6.77%	10.47%	0.54%	0.57%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.39%	1.40%	1.39%	1.36%	1.36%
Expenses net of waiver and payments by affiliates	1.29%[d]	1.40%[d]	1.39%[e]	1.36%[e]	1.36%
Net investment income	1.41%	1.67%	0.79%	1.74%[f]	1.24%
Supplemental data
Net assets, end of year (000’s)	$ 159,153	$ 146,408	$ 183,532	$ 193,707	$ 287,473
Portfolio turnover rate	28.34%	17.78%	22.18%	28.53%[g]	23.35%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

f. Net investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.34%.

g. Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

Franklin Growth and Income VIP Fund

Investment Goal

The Fund’s principal investment goal is capital appreciation. Its secondary goal is to provide current income.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests predominantly in equity securities, including common stock, preferred stock and securities convertible into common stocks. The Fund generally invests predominantly in common stocks, and the remainder of its net assets in other equity-related instruments such as convertible securities and equity-linked notes (ELNs).

The Fund may invest up to 25% of its net assets in foreign securities, including developing or emerging markets, either directly or through depositary receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

The Fund's strategy is to invest in a broadly diversified portfolio of equity securities that the Fund's investment manager considers to be financially strong, with a focus on "blue chip" companies.

The Fund may invest up to 10% of its net assets in equity-linked notes (ELNs), which are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form. The Fund may engage in all types of ELNs, including those that: (1) provide for protection of the Fund’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the Fund to the risk of loss of the Fund’s principal investment. ELNs can provide the Fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative.

An equity security represents a proportionate share, or the right to acquire a proportionate share, of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions.

While the Fund does not concentrate in any one industry, from time to time, based on economic conditions, it may make significant investments in the financial services and healthcare sectors.

A convertible security is generally a debt security or preferred stock that may be converted within a specified period of time into common stock of the same or a different issuer. By investing in convertible securities, the Fund seeks the opportunity to participate in the capital appreciation of underlying stocks, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility, which can limit the risk of loss in a down equity market. The Fund may invest in convertible securities without regard to the ratings assigned by ratings services.

Securities rated in the top four ratings categories by at least one independent rating agency such as Standard & Poor's (S&P®) (rated BBB or better) and Moody's Investors Service (Moody's) (rated Baa or higher) are considered investment grade. Securities rated Ba or lower by Moody's or BB or lower by S&P are considered to be below investment grade. Convertible securities may fall within the lower-rated categories as determined by securities rating agencies.

Portfolio Selection

The investment manager applies a "bottom-up" approach to investing in individual securities. The investment manager will assess the market price of a company's securities relative to the investment manager's evaluation of the company's long-term earnings, cash flow potential and balance sheet strength. The investment manager also considers a company's price/earnings ratio, return on capital, profit margins and asset value. The investment manager considers dividend yield and the opportunity for dividend growth in selecting stocks for the Fund because the investment manager believes that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. The investment manager seeks to take advantage of price dislocations that result from the market's short-term focus and chooses to invest in those companies that, in its opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high-grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Blend Style Investing

A “blend” strategy results in investments in both value and growth stocks, or in stocks with characteristics of both. If other investors fail to recognize the company's value, or favor investing in faster-growing companies, value stocks may not increase in value as anticipated by the Fund's investment manager or may decline even further. With respect to growth stocks, stock prices reflect projections of future earnings or revenues and can fall dramatically if the company fails to meet those projections.

Income

Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when dividend income from investments in stocks decline or when prevailing interest rates fall.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Equity-Linked Notes (ELNs)

Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risks. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and the Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed-income investment.

Convertible Securities

A convertible security is generally a debt obligation, preferred stock or other security that pays interest or dividends and may be converted by the holder within a specified period of time into common stock. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

Developing Markets

The risks of foreign investments typically are greater in less developed countries, sometimes referred to as developing or emerging markets. For example, the political, social, market regulation and economic structures and institutions in these countries, including those supporting the regulatory and legal systems and financial markets, may be less established and more vulnerable to corruption and fraud, and may change rapidly. These countries are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Investments in less developed markets generally are subject to higher fees and expenses and exhibit greater price volatility and valuation challenges. They may be subject to greater risk of expropriation, nationalization, confiscatory or punitive taxation, and foreign investment and divestment restrictions. In addition, a developing market country may experience a devaluation of its currency, a downgrade in the credit ratings of issuers in the country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war.

Restrictions on currency trading that may be imposed by developing market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries. Finally, such securities markets are smaller, relatively less liquid and may not be as efficient or established in terms of settlement, custody and securities registration.

Credit

The Fund could lose money on an investment if the issuer fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect securities' values.

Interest Rate

Common stocks with higher dividend yields can be sensitive to interest rate movements: when interest rates rise, the prices of these stocks may tend to fall. The opposite can also be true: the prices of higher yielding stocks may tend to rise when interest rates fall. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in tax policy or changes in a central bank's implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates. Increases in interest rates may also have a negative effect on the types of companies in which the Fund normally invests because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments of securities believed to be undervalued. The portfolio managers of the team are as follows:

Matthew D. Quinlan

Vice President of Advisers

Mr. Quinlan has been a portfolio manager of the Fund since 2011 and assumed duties of a lead portfolio manager in 2016. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 2005.

Alan E. Muschott, CFA

Vice President of Advisers

Mr. Muschott has been a portfolio manager of the Fund since 2005, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 1998.

Todd Brighton, CFA

Senior Vice President of Advisers

Mr. Brighton has been a portfolio manager of the Fund since 2016, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2000.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019 Advisers agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees and other expenses, but excluding the Rule 12b-1 fees, acquired funds fees and expenses, and certain non-routine expenses including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed 0.59% until April 30, 2021. The management fees before and after such waivers for the fiscal year ended December 31, 2019 were 0.62% and 0.49%, respectively.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 2 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 2	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 14.51	$ 16.02	$ 15.69	$ 15.68	$ 16.76
Income from investment operations:[a]
Net investment income[b]	0.25	0.27	0.31	0.30	0.40
Net realized and unrealized gains (losses)	3.33	-0.96	2.00	1.37	-0.54
Total from investment operations	3.58	-0.69	2.31	1.67	-0.14
Less distributions from:
Net investment income	-0.37	-0.39	-0.97	-0.42	-0.56
Net realized gains	-0.88	-0.43	-1.01	-1.24	-0.38
Total distributions	-1.25	-0.82	-1.98	-1.66	-0.94
Net asset value, end of year	$ 16.84	$ 14.51	$ 16.02	$ 15.69	$ 15.68
Total return[c]	25.66%	-4.58%	15.85%	11.62%	-0.91%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.97%	0.98%	0.97%	0.84%	0.83%
Expenses net of waiver and payments by affiliates	0.84%[d]	0.84%[d]	0.84%[d]	0.84%d, [e]	0.83%
Net investment income	1.82%	1.71%	1.96%	2.13%	2.49%
Supplemental data
Net assets, end of year (000’s)	$ 69,635	$ 61,855	$ 74,105	$ 69,474	$ 124,691
Portfolio turnover rate	25.20%	24.29%	33.91%	40.59%[f]	48.81%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

f. Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

Franklin Income VIP Fund

Investment Goal

The Fund’s investment goal is to maximize income while maintaining prospects for capital appreciation.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities. The Fund may shift its investments from one asset class to another based on the investment manager's analysis of the best opportunities for the Fund’s portfolio in a given market.

The equity securities in which the Fund invests consist primarily of common stock, including those with dividend yields the investment manager believes are attractive. In its search for growth opportunities, the Fund maintains the flexibility, based on economic conditions, to invest in common stocks of companies from a variety of industries but from time to time, based on economic conditions, the Fund may have significant investments in certain sectors, particularly healthcare and financials.

An equity security represents a proportionate share, or right to acquire a proportionate share, of the ownership of a company; its value is based on the success or failure of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks, and securities convertible into common stocks, are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances. The Fund may invest in convertible securities without regard to the ratings assigned by the rating agencies.

Debt securities obligate the issuer to repay a loan of money at a future date and generally provide for the payment of interest on the amount borrowed to the bond or note holders. Debt securities include all varieties of fixed, floating and variable rate instruments including secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, mortgage-backed securities and other asset-backed securities, debentures, zero coupon bonds, notes, and short-term debt instruments. Bonds investments may include U.S. and foreign corporate debt, U.S. Treasuries and foreign government bonds. Debt securities tend to increase in value when interest rates decline and decrease in value when interest rates rise. Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the greater risk of default or of price fluctuations due to changes in the issuer's creditworthiness.

The Fund may invest up to 100% of total assets in debt securities that are rated below investment grade (also known as "junk bonds"), including a portion in defaulted securities. Securities rated in the top four ratings categories by at least one independent rating agency such as Standard & Poor's (S&P®) and Moody's Investors Service (Moody's) are considered investment grade. Securities rated Ba or lower by Moody's or BB or lower by S&P, or that are unrated but determined to be of comparable quality, are considered to be below investment grade. If, subsequent to its purchase a security is downgraded in rating or goes into default, the Fund will consider such events in its evaluation of the overall investment merits of that security but will not necessarily dispose of the security immediately.

As of December 31, 2019, approximately 26.7% of the Fund's portfolio was invested in lower-rated and comparable quality unrated debt securities. The percentage of the Fund's portfolio invested in such securities at any given time may vary substantially from this number.

The Fund may invest up to 25% of its assets in foreign securities, either directly or through depositary receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or a domestic company.

The Fund may, from time to time, use a variety of equity-related derivatives and complex equity securities, which may include purchasing or selling call and put options on equity securities and equity security indices, futures on equity securities and equity indexes, options on equity index futures and equity-linked notes, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in certain equity markets. In addition, the Fund may use interest rate-related derivatives, including interest rate swaps and interest rate and/or bond futures contracts (including U.S. Treasury futures contracts) for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates. The Fund also may, from time to time, use currency-related derivatives, such as forward foreign currency exchange contracts, currency futures contracts, currency swaps and currency options to hedge (protect) against currency risks, and credit-related derivatives, such as credit default swaps and options on credit default swaps, to hedge (protect) against credit risks. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected markets, interest rates, countries or durations. The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

A currency forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying instrument or asset, such as a specific currency, at a specified price at a specified later date that trade on an exchange.

Swap agreements, such as interest rate, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the seller that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. The buyer of the credit default swap is purchasing the obligation of its counterparty to offset losses the buyer could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. The contingent payment by the seller generally is either the face amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event.

An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one rate is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).

A currency swap is generally a contract between two parties to exchange one currency for another currency at the start of the contract and then exchange periodic floating or fixed rates during the term of the contract based upon the relative value differential between the two currencies. Unlike other types of swaps, currency swaps typically involve the delivery of the entire principal (notional) amounts of the two currencies at the time the swap is entered into. At the end of the swap contract, the parties receive back the principal amounts of the two currencies.

A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. For example, when the investment manager expects the price of a stock held by the Fund to decline in value, the Fund may also purchase put options that are expected to increase in value as the market price of the stock declines to hedge against such anticipated decline in value.

Equity-linked notes (ELNs) are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form. The Fund may engage in all types of ELNs, including those that: (1) provide for protection of the Fund’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the Fund to the risk of loss of the Fund’s principal investment. ELNs can provide the Fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative.

Portfolio Selection

The Fund's investment manager searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. In analyzing both corporate debt and equity securities, the investment manager considers a variety of factors, including:

  a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;
  the experience and strength of the company's management;
  the company's changing financial condition and market recognition of the change;
  the company's sensitivity to changes in interest rates and business conditions; and
  the company's debt maturity schedules and borrowing requirements.

With respect to debt and equity securities in the utilities industry, the investment manager also considers the effects of the regulatory environment on utilities companies.

When choosing investments for the Fund, the investment manager applies a "bottom-up," value oriented, long-term approach, focusing on the market price of a company's securities relative to the investment manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The investment manager also considers a company's price/earnings ratio, profit margins and liquidation value. It generally performs independent analysis of the debt securities being considered for the Fund's portfolio, rather than relying principally on the ratings assigned by rating organizations.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high-grade commercial paper, bank obligations, repurchase agreements, and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

High-Yield Debt Securities

High-yield debt securities (including loans) and unrated securities of similar credit quality (high-yield debt instruments or junk bonds) involve greater risk of a complete loss of the Fund's investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate high-yield debt instruments often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments may pose greater illiquidity and valuation risks.

Substantial declines in the prices of high-yield debt instruments can dramatically increase the yield of such instruments. The decline in market prices generally reflects an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than reflecting any increase in income from the higher yield that the debt instrument may pay to the Fund on its investment.

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

Income

Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall, when dividend income from investments in stocks decline, or when the Fund experiences defaults on debt securities it holds.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Equity-Linked Notes (ELNs)

Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risks. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and the Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed-income investment.

Convertible Securities

A convertible security is generally a debt obligation, preferred stock or other security that pays interest or dividends and may be converted by the holder within a specified period of time into common stock. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Foreign Securities (non-U.S.)

Investing in foreign securities, including sovereign debt securities, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

The risk of investments in Europe may be heightened due to the January 31, 2020 departure of the United Kingdom from the European Union (EU) and resulting uncertainty about trade negotiations and economic effects of the departure, which may cause increased market volatility.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Value Style Investing

A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Prepayment

Debt securities are subject to prepayment risk when the issuer can "call" the security, or repay principal, in whole or in part, prior to the security's maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Fund's income, yield and its distributions to shareholders. Securities subject to partial or complete prepayment(s) may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates for fixed-rate investments, and for floating or variable rate securities, rising interest rates generally increase the risk of refinancings or prepayments.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments in debt and equity securities. The portfolio managers of the team are as follows:

Edward D. Perks, CFA

President and Director of Advisers

Mr. Perks has been the lead portfolio manager of the Fund since 2002. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 1992.

Brendan Circle, CFA

Senior Vice President of Advisers

Mr. Circle has been a portfolio manager of the Fund since 2019, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2014.

Todd Brighton, CFA

Senior Vice President of Advisers

Mr. Brighton has been a portfolio manager of the Fund since 2017, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2000.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Advisers agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. The management fees before and after such waiver were 0.46% and 0.45%, respectively.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 2 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 2	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 14.74	$ 16.17	$ 15.38	$ 14.20	$ 16.00
Income from investment operations:[a]
Net investment income[b]	0.64	0.65	0.63	0.61	0.65
Net realized and unrealized gains (losses)	1.66	-1.30	0.83	1.31	-1.73
Total from investment operations	2.30	-0.65	1.46	1.92	-1.08
Less distributions from:
Net investment income	-0.87	-0.78	-0.67	-0.74	-0.72
Net realized gains	-0.26	—	—	—	—
Total distributions	-1.13	-0.78	-0.67	-0.74	-0.72
Net asset value, end of year	$ 15.91	$ 14.74	$ 16.17	$ 15.38	$ 14.20
Total return[c]	16.06%	-4.30%	9.67%	14.02%	-7.05%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.71%	0.72%	0.72%	0.72%	0.71%
Expenses net of waiver and payments by affiliates[d]	0.70%	0.70%	0.70%	0.69%	0.71%[e]
Net investment income	4.13%	4.08%	3.97%	4.22%	4.22%
Supplemental data
Net assets, end of year (000’s)	$ 4,318,156	$ 4,086,652	$ 5,041,498	$ 5,088,556	$ 4,907,599
Portfolio turnover rate	25.16%	43.22%	20.96%	39.03%	31.53%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

Franklin Large Cap Growth VIP Fund

Investment Goal

The Fund's investment goal is capital appreciation.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of large-capitalization (large-cap) companies. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. For this Fund, large-cap companies are those with market capitalization values (share price multiplied by the number of common stock shares outstanding) within those of the top 50% of companies in the Russell 1000® Index, at the time of purchase. The Russell 1000 Index consists of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the U.S. market. As of its most recently available reconstitution, the market capitalizations of companies in the Russell 1000 Index ranged from approximately $2.4 billion to $974.2 billion, and the median market capitalization was approximately $10.5 billion. The index is reconstituted annually.

Under normal market conditions, the Fund invests predominantly in equity securities, mostly common stock. The Fund may also invest up to 20% of its net assets in investments of small to mid capitalization companies and a small portion of its net assets in foreign securities. Although the Fund seeks investments across a number of sectors, it may from time to time, based on economic conditions, have substantial positions in the technology sector and healthcare companies.

Growth companies in which the Fund may invest include those that the investment manager expects to have revenue growth in excess of the economy as a whole either through above-average industry expansion or market share gains or are trading at valuations that the investment manager believes are attractive relative to their growth rates. These may include companies that generally dominate, or are gaining market share in, their industry and have a reputation for quality management, and superior products and services.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities.

Portfolio Selection

The investment manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the investment manager seeks companies that have identifiable drivers of future earnings growth and that present, in the investment manager's opinion, the best trade-off between that potential earnings growth, business and financial risk and valuation. The investment manager relies on a team of analysts to help provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct, sustainable and competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records or strong management are all factors the investment manager believes may contribute to growth in earnings or share price.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund), and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Growth Style Investing

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Technology companies. Companies in the technology sector have historically been volatile due to the rapid pace of product change and development within the sector. For example, their products may not prove commercially successful or may become obsolete quickly. The activities of these companies are also subject to government regulations and changes in regulations are among the many factors that can have a material effect on companies in this sector. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for investment loss in the Fund and may include, among others, currency risks (such as fluctuations in currency exchange rates and currency devaluations); country risks (such as political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity); and risks associated with the state of a country's financial markets and legal institutions. Other foreign securities risks may include unfavorable trading, settlement or custodial practices, unfavorable tax policies, less government supervision, less publicly available information, less stringent investor protection standards, limited legal redress for violations of law, limited trading markets and greater illiquidity and greater price volatility.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

The Fund is managed by a dedicated professional focused on investments in large capitalization growth companies. The portfolio manager is:

Grant Bowers

Vice President of Advisers

Mr. Bowers has been the lead portfolio manager of the Fund since 2014. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 1993.

Sara Araghi, CFA

Portfolio Manager and Research Analyst of Advisers

Ms. Araghi has been a portfolio manager of the Fund since 2016, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton in 2003.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Advisers agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. However, this fee reduction was less than 0.01% of the Fund's average net assets. The management fees were 0.75%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 2 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 2	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 18.70	$ 20.48	$ 17.48	$ 18.09	$ 22.94
Income from investment operations:[a]
Net investment income (loss)[b]	-0.11	-0.09	-0.08	-0.08	-0.11
Net realized and unrealized gains (losses)	6.32	0.04	4.81	-0.26	1.54
Total from investment operations	6.21	-0.05	4.73	-0.34	1.43
Less distributions from:
Net investment income	—	—	-0.13	—	-0.07
Net realized gains	-2.91	-1.73	-1.60	-0.27	-6.21
Total distributions	-2.91	-1.73	-1.73	-0.27	-6.28
Net asset value, end of year	$ 22.00	$ 18.70	$ 20.48	$ 17.48	$ 18.09
Total return[c]	34.58%	-1.47%	28.11%	-1.79%	5.62%
Ratios to average net assets
Expenses	1.09%d, [e]	1.10%[d]	1.12%[d]	1.05%[d]	1.03%
Net investment income (loss)	-0.50%	-0.42%	-0.39%	-0.44%	-0.52%
Supplemental data
Net assets, end of year (000’s)	$ 114,170	$ 100,435	$ 118,875	$ 113,028	$ 223,807
Portfolio turnover rate	17.01%	21.93%	24.96%	36.26%[f]	23.23%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

f. Excludes the value of portfolio securities delivered as a result of redemption in-kind.

Franklin Mutual Global Discovery VIP Fund

Investment Goal

The Fund's investment goal is capital appreciation.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests primarily in equity securities (including securities convertible into, or that the investment manager expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the investment manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). The equity securities in which the Fund invests are primarily common stock. Following this value-oriented strategy, the Fund invests primarily in:

  Undervalued Securities - Securities trading at a discount to intrinsic value.

And, to a lesser extent, the Fund also invests in:

  Merger Arbitrage Securities - Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that the investment manager believes are cheap relative to an economically equivalent security of another or the same company.
  Distressed Companies - Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company's business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks, and securities convertible into common stocks are examples of equity securities. The Fund may invest in convertible securities without regard to the ratings assigned by the rating services.

In pursuit of its value-oriented strategy, the Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, as a general rule, the Fund currently invests the equity portion of its portfolio predominantly in mid- and large-capitalization companies, with the remaining portion of its equity portfolio in smaller companies. For these purposes, mid- and large-capitalization companies are considered to be those with market capitalization values (share price multiplied by the number of shares of common stock outstanding) greater than $5 billion.

While the Fund does not concentrate in any one industry, from time to time, based on economic conditions, it may make significant investments in certain sectors, such as the financial services, healthcare and information technology sectors.

While the Fund generally purchases securities for investment purposes, the investment manager may seek to influence or control management, or invest in other companies that do so, when the investment manager believes the Fund may benefit.

The Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Fund presently does not intend to invest more than a portion (no more than 25%) of its assets in securities of issuers located in emerging market countries. Although the investment manager will search for investments across a large number of countries and regions, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or regions.

The Fund’s investments in Distressed Companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, trade claims or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company’s direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund generally makes such investments to achieve capital appreciation, in addition to generating income.

For purposes of pursuing its investment goal, the Fund regularly enters into currency-related transactions involving certain currency-related derivative instruments, including currency forwards and currency futures contracts (including currency index futures contracts). The use of derivative currency transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The Fund may also enter into various other transactions involving equity-related derivatives, including put and call options on equity securities and equity total return swap agreements; and credit-related derivatives, including credit default swaps. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected countries, currencies or issuers.

The Fund may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, market prices and other market factors. By way of example, when the investment manager believes that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Fund could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a gain. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Fund is denominated in that currency.

A currency forward contract is an obligation to purchase or sell a specific foreign currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire a specified quantity of the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts used by the Fund allow for a cash payment of the net gain or loss on the contract at maturity in lieu of delivery of the underlying instruments, some require the actual delivery or acquisition of the underlying instrument or asset. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Swap agreements, such as credit default swaps and total return swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the seller that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. A buyer of the credit default swap is purchasing the obligation of its counterparty to offset losses the buyer could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. The contingent payment by the seller generally is either the face amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event.

A total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return (including, typically, income and capital gains distributions, principal prepayment or credit) of an underlying reference asset (e.g., a note, bond or other security, group of securities or securities index) in exchange for a regular payment, at a floating rate based on LIBOR, or alternatively at a fixed rate or the total rate of return on another financial instrument. The Fund may take either position in a total return swap (i.e., the Fund may receive or pay the total return on the underlying reference asset).

A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price.

The investment manager considers various factors, such as availability and cost, in deciding whether to use a particular derivative instrument or strategy. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in any derivative transactions.

The Fund may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the investment manager believes is either cheap relative to the price of the other security or otherwise undervalued, and sells short the security that the investment manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

Portfolio Selection

The investment manager employs a research driven, fundamental value strategy for the Fund. In choosing equity investments, the investment manager focuses on the market price of a company's securities relative to the investment manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the investment manager's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The investment manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

The investment manager's process generally includes an assessment of the potential impacts of any material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

The investment manager may keep a portion, which may be significant at times, of the Fund's assets in cash or invested in high-quality short-term, money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. In addition, when the investment manager believes market or economic conditions are unfavorable for investors or seeks to maintain liquidity, the investment manager may invest up to 100% of the Fund's assets in U.S. or non-U.S. dollar denominated short-term investments, including cash or cash equivalents. In these circumstances, the Fund may be unable to pursue its investment goals.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Value Style Investing

Value securities may not increase in price as anticipated by the investment manager, and may even decline further in value, if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the events or factors that the investment manager believes will increase a security’s market value do not occur.

The Fund's bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (such as growth companies that have recently stumbled to levels considered “cheap” in the investment manager’s opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy. All of these securities may have a higher risk of being ignored or rejected, and therefore undervalued, by the market, or decreasing further in value.

Foreign Securities (non-U.S.)

Investing in foreign securities, including sovereign debt securities, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

The risk of investments in Europe may be heightened due to the January 31, 2020 departure of the United Kingdom from the European Union (EU) and resulting uncertainty about trade negotiations and economic effects of the departure, which may cause increased market volatility.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

High-Yield Debt Securities

High-yield debt securities (including loans) and unrated securities of similar credit quality (high-yield debt instruments or junk bonds) involve greater risk of a complete loss of the Fund's investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate high-yield debt instruments often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments may pose greater illiquidity and valuation risks.

Substantial declines in the prices of high-yield debt instruments can dramatically increase the yield of such instruments. The decline in market prices generally reflects an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than reflecting any increase in income from the higher yield that the debt instrument may pay to the Fund on its investment.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

Many swaps currently are, and others eventually are expected to be, required to be cleared through a central counterparty. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to OTC swaps, but it does not eliminate those risks completely. With cleared swaps, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (FCM) with which the Fund has an open position, or the central counterparty in a swap contract. With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, Commodity Futures Trading Commission (CFTC) and the exchanges are authorized to take extraordinary actions in the event of a market emergency. It is not possible to predict fully the effects of current or future regulation.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Merger Arbitrage Securities and Distressed Companies

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in Merger Arbitrage Securities may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund. Debt obligations of Distressed Companies typically are unrated, lower-rated, in default or close to default. Also, securities of Distressed Companies are generally more likely to become worthless than the securities of more financially stable companies.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Technology companies. Technology company stocks can be subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies. Electronic technology and technology services companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Mutual Advisers, LLC (Franklin Mutual), 101 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments in equity securities they consider to be undervalued. The portfolio managers of the team are as follows:

Peter Langerman

Executive Vice President and Chairman of Franklin Mutual

Mr. Langerman has been a co-lead portfolio manager since 2009. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and member of the management team of the Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, he was employed at Heine Securities Corporation, the predecessor of Franklin Mutual.

Timothy Rankin, CFA

Portfolio Manager of Franklin Mutual

Mr. Rankin has been a portfolio manager of the Fund since 2010 and assumed the duties of co-lead portfolio manager in 2014. He first joined Franklin Templeton in 1997 through 2004 and rejoined in 2010.

Christian Correa, CFA

Vice President of Franklin Mutual

Mr. Correa has been a co-lead portfolio manager of the Fund since 2018. He joined Franklin Templeton in 2003.

As co-lead portfolio managers of the Fund, Mr. Langerman, Mr. Rankin and Mr. Correa have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which either may perform these functions, and the nature of these functions, may change from time to time.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Franklin Mutual a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Franklin Mutual agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. However, this fee reduction was less than 0.01% of the Fund's average net assets. The management fees were 0.88%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 2 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 2	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 16.96	$ 19.80	$ 19.69	$ 19.37	$ 22.11
Income from investment operations:[a]
Net investment income[b]	0.37	0.30	0.41	0.35	0.32
Net realized and unrealized gains (losses)	3.53	-2.42	1.25	1.87	-1.16
Total from investment operations	3.90	-2.12	1.66	2.22	-0.84
Less distributions from:
Net investment income	-0.32	-0.47	-0.37	-0.33	-0.63
Net realized gains	-2.00	-0.25	-1.18	-1.57	-1.27
Total distributions	-2.32	-0.72	-1.55	-1.90	-1.90
Net asset value, end of year	$ 18.54	$ 16.96	$ 19.80	$ 19.69	$ 19.37
Total return[c]	24.37%	-11.22%	8.71%	12.06%	-3.65%
Ratios to average net assets
Expensesd, [e]	1.19%	1.21%	1.26%	1.26%	1.27%
Expenses incurred in connection with securities sold short	0.02%	0.01%	—%	0.01%	0.02%
Net investment income	1.97%	1.56%	2.04%	1.85%	1.46%
Supplemental data
Net assets, end of year (000’s)	$ 539,759	$ 500,607	$ 631,179	$ 630,397	$ 629,366
Portfolio turnover rate	21.82%	29.84%	17.49%	17.54%	21.88%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Includes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.

e. Benefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

Franklin Mutual Shares VIP Fund

Investment Goal

The Fund’s principal investment goal is capital appreciation. Its secondary goal is income.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests substantially in equity securities (including securities convertible into, or that the investment manager expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the investment manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). The equity securities in which the Fund invests are primarily common stock. Following this value-oriented strategy, the Fund invests primarily in:

  Undervalued Securities - Securities trading at a discount to intrinsic value.

And, to a lesser extent, the Fund also invests in:

  Merger Arbitrage Securities - Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that the investment manager believes are cheap relative to an economically equivalent security of another or the same company.
  Distressed Companies - Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company's business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks, and securities convertible into common stocks are examples of equity securities. The Fund may invest in convertible securities without regard to the ratings assigned by the rating services.

In pursuit of its value-oriented strategy, the Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, as a general rule, the Fund generally invests the equity portion of its portfolio primarily to predominantly in companies with market capitalizations (share price multiplied by the number of shares of common stock outstanding) greater than $5 billion, with a portion or significant amount in smaller companies.

While the Fund does not concentrate in any one industry, from time to time, based on economic conditions, it may make significant investments in certain sectors, such as the financial services, healthcare and information technology sectors.

While the Fund generally purchases securities for investment purposes, the investment manager may seek to influence or control management, or invest in other companies that do so, when the investment manager believes the Fund may benefit.

The Fund may invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Fund presently does not intend to invest more than 20% of its assets in foreign securities. Although the investment manager will search for investments across a large number of countries and regions, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or regions.

The Fund’s investments in Distressed Companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, trade claims or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company’s direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.

For purposes of pursuing its investment goal, the Fund regularly enters into currency-related transactions involving certain currency-related derivative instruments, including currency forwards and currency futures contracts (including currency index futures contracts). The use of derivative currency transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The Fund may also enter into various other transactions involving equity-related derivatives, including put and call options on equity securities and equity total return swap agreements; and credit-related derivatives, including credit default swaps. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected countries, currencies or issuers.

The Fund may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, market prices and other market factors. By way of example, when the investment manager believes that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Fund could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a gain. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Fund is denominated in that currency.

A currency forward contract is an obligation to purchase or sell a specific foreign currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire a specified quantity of the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts used by the Fund allow for a cash payment of the net gain or loss on the contract at maturity in lieu of delivery of the underlying instruments, some require the actual delivery or acquisition of the underlying instrument or asset. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Swap agreements, such as credit default swaps and total return swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the seller that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. A buyer of the credit default swap is purchasing the obligation of its counterparty to offset losses the buyer could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. The contingent payment by the seller generally is either the face amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event.

A total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return (including, typically, income and capital gains distributions, principal prepayment or credit) of an underlying reference asset (e.g., a note, bond or other security, group of securities or securities index) in exchange for a regular payment, at a floating rate based on LIBOR, or alternatively at a fixed rate or the total rate of return on another financial instrument. The Fund may take either position in a total return swap (i.e., the Fund may receive or pay the total return on the underlying reference asset).

A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price.

The investment manager considers various factors, such as availability and cost, in deciding whether to use a particular derivative instrument or strategy. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in any derivative transactions.

The Fund may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the investment manager believes is either cheap relative to the price of the other security or otherwise undervalued, and sells short the security that the investment manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

Portfolio Selection

The investment manager employs a research driven, fundamental value strategy for the Fund. In choosing equity investments, the investment manager focuses on the market price of a company's securities relative to the investment manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the investment manager's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The investment manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

The investment manager's process generally includes an assessment of the potential impacts of any material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

The investment manager may keep a portion, which may be significant at times, of the Fund's assets in cash or invested in high-quality short-term, money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. In addition, when the investment manager believes market or economic conditions are unfavorable for investors or seeks to maintain liquidity, the investment manager may invest up to 100% of the Fund's assets in U.S. or non-U.S. dollar denominated short-term investments, including cash or cash equivalents. In these circumstances, the Fund may be unable to pursue its investment goals.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Value Style Investing

Value securities may not increase in price as anticipated by the investment manager, and may even decline further in value, if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the events or factors that the investment manager believes will increase a security’s market value do not occur.

The Fund's bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (such as growth companies that have recently stumbled to levels considered “cheap” in the investment manager’s opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy. All of these securities may have a higher risk of being ignored or rejected, and therefore undervalued, by the market, or decreasing further in value.

Foreign Securities (non-U.S.)

Investing in foreign securities, including sovereign debt securities, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

The risk of investments in Europe may be heightened due to the January 31, 2020 departure of the United Kingdom from the European Union (EU) and resulting uncertainty about trade negotiations and economic effects of the departure, which may cause increased market volatility.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

High-Yield Debt Securities

High-yield debt securities (including loans) and unrated securities of similar credit quality (high-yield debt instruments or junk bonds) involve greater risk of a complete loss of the Fund's investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate high-yield debt instruments often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments may pose greater illiquidity and valuation risks.

Substantial declines in the prices of high-yield debt instruments can dramatically increase the yield of such instruments. The decline in market prices generally reflects an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than reflecting any increase in income from the higher yield that the debt instrument may pay to the Fund on its investment.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.
Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

Many swaps currently are, and others eventually are expected to be, required to be cleared through a central counterparty. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to OTC swaps, but it does not eliminate those risks completely. With cleared swaps, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (FCM) with which the Fund has an open position, or the central counterparty in a swap contract. With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, Commodity Futures Trading Commission (CFTC) and the exchanges are authorized to take extraordinary actions in the event of a market emergency. It is not possible to predict fully the effects of current or future regulation.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Merger Arbitrage Securities and Distressed Companies

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in Merger Arbitrage Securities may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund. Debt obligations of Distressed Companies typically are unrated, lower-rated, in default or close to default. Also, securities of Distressed Companies are generally more likely to become worthless than the securities of more financially stable companies.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Technology companies. Technology company stocks can be subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies. Electronic technology and technology services companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Mutual Advisers, LLC (Franklin Mutual), 101 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments in equity securities they consider to be undervalued. The portfolio managers of the team are as follows:

Peter Langerman

Executive Vice President and Chairman of Franklin Mutual

Mr. Langerman assumed the duties of lead portfolio manager of the Fund when he rejoined Franklin Templeton in 2005 and became a co-lead portfolio manager in 2007. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and member of the management team of the Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, he was employed at Heine Securities Corporation, the predecessor of Franklin Mutual.

F. David Segal, CFA

Portfolio Manager of Franklin Mutual

Mr. Segal assumed the duties of co-lead portfolio manager with Mr. Langerman in 2007 and had been a portfolio manager of the Fund since joining Franklin Templeton in 2002. Prior to joining Franklin Templeton, he was an analyst in the Structured Finance Group of MetLife for the period 1999-2002.

Debbie Turner, CFA

Portfolio Manager of Franklin Mutual

Ms. Turner has been a portfolio manager of the Fund since 2001 and has been with Franklin Templeton since 1996. Between 1993 and 1996, she was employed at Heine Securities Corporation, the predecessor of Franklin Mutual.

As co-lead portfolio managers of the Fund, Mr. Langerman and Mr. Segal have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which either may perform these functions, and the nature of these functions, may change from time to time. Ms. Turner provides the Fund with research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Franklin Mutual a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Franklin Mutual agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. However, this fee reduction was less than 0.01% of the Fund's average net assets. The management fees were 0.68%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 2 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 2	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 17.40	$ 20.36	$ 20.08	$ 19.20	$ 22.60
Income from investment operations:[a]
Net investment income[b]	0.40	0.31	0.43	0.45	0.38
Net realized and unrealized gains (losses)	3.32	-2.00	1.20	2.52	-1.51
Total from investment operations	3.72	-1.69	1.63	2.97	-1.13
Less distributions from:
Net investment income	-0.36	-0.50	-0.48	-0.41	-0.71
Net realized gains	-1.95	-0.77	-0.87	-1.68	-1.56
Total distributions	-2.31	-1.27	-1.35	-2.09	-2.27
Net asset value, end of year	$ 18.81	$ 17.40	$ 20.36	$ 20.08	$ 19.20
Total return[c]	22.57%	-9.07%	8.35%	16.06%	-4.94%
Ratios to average net assets
Expensesd, [e]	0.96%	0.96%	0.97%	0.97%	0.98%
Expenses incurred in connection with securities sold short	0.02%	0.01%	—%	0.01%	0.02%
Net investment income	2.10%	1.52%	2.09%	2.32%	1.75%
Supplemental data
Net assets, end of year (000’s)	$ 2,931,753	$ 2,516,834	$ 3,476,913	$ 3,621,358	$ 3,353,505
Portfolio turnover rate	38.50%	24.67%	18.32%	24.45%	19.88%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Includes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.

e. Benefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

Franklin Rising Dividends VIP Fund

Investment Goal

The Fund's investment goal is long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. The Fund invests predominantly in equity securities, mostly common stocks. Companies that have paid consistently rising dividends include those companies that currently pay dividends on their common stocks and have maintained or increased their dividend rate during the last four consecutive years. Under normal market conditions, the Fund invests at least 65% of its net assets in securities of companies that have:

  consistently increased dividends in at least 8 out of the last 10 years and have not decreased dividends during that time;
  increased dividends substantially (at least 100%) over the last 10 years;
  reinvested earnings, paying out less than 65% of current earnings in dividends;
  either long-term debt that is no more than 50% of total capitalization or senior debt that has been rated investment grade by at least one of the major bond rating organizations; and
  attractive prices, either: (1) in the lower half of the stock's price/earnings ratio range for the past 10 years; or (2) less than price/earnings ratio of the Standard & Poor's® 500 Stock Index.

The Fund typically invests the rest of its assets in equity securities of companies that pay dividends but do not meet all of these criteria. Although the investment manager searches for investments that it believes to meet the criteria across all sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors including, for example, health care, industrials and technology.

The Fund may invest in equity securities of any size company including small and mid capitalization companies.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks, preferred stocks and securities convertible into common stock are examples of equity securities.

The Fund may invest up to 25% of its total assets in foreign securities.

Portfolio Selection

The investment manager is a research driven, fundamental investor. As a "bottom-up" investor focusing primarily on individual securities, the investment manager looks for companies that it believes meet the criteria above and are fundamentally sound and attempts to acquire them at attractive prices. In following these criteria, the Fund does not necessarily focus on companies whose securities pay a high dividend rate but rather on companies that consistently increase their dividends.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Investing Style

The investment manager’s investment selection process focuses on growth oriented companies and incorporates value oriented analysis. Such a strategy results in investments in both growth and value stocks, or in stocks with characteristics of both. Growth stock prices reflect projections of future earnings or revenues and can fall dramatically if the company fails to meet those projections. With respect to value stocks, if other investors fail to recognize the company’s value, or favor investing in faster-growing companies, value stocks may not increase in value as anticipated by the Fund's investment manager or may decline even further.

Dividend-Oriented Companies

Issuers that have paid regular dividends or distributions to shareholders may not continue to do so in the future. An issuer may reduce or eliminate future dividends or distributions at any time and for any reason. The value of a security of an issuer that has paid dividends in the past may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions received by the Fund decreases, the Fund may have less income to distribute to the Fund's shareholders.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Industrials. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage and product liability claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of export or import controls, increased competition, depletion of resources, technological developments and labor relations.

Technology companies. Technology company stocks can be subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies. Technology equipment and hardware and technology services companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund’s investment manager.

The Fund is managed by a team of dedicated professionals focused on investments that have paid rising dividends. The portfolio managers of the team are as follows:

Nicholas P. B. Getaz, CFA

Portfolio Manager of Advisers

Mr. Getaz has been portfolio manager of the Fund since 2014 and assumed the duties of co-lead portfolio manager in May 2019. He joined Franklin Templeton in 2011.

Matthew D. Quinlan

Vice President of Advisers

Mr. Quinlan has been co-lead portfolio manager of the Fund since May 2019. He joined Franklin Templeton in 2005.

Amritha Kasturirangan, CFA

Portfolio Manager of Advisers

Ms. Kasturirangan has been portfolio manager of the Fund since September 2019. She joined Franklin Templeton in 2009.

Nayan Sheth, CFA

Portfolio Manager of Advisers

Mr. Sheth has been portfolio manager of the Fund since September 2019. He joined Franklin Templeton in 2014.

As co-lead portfolio managers, Messrs. Getaz and Quinlan have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which either may perform these functions, and the nature of these functions, may change from time to time. Ms. Kasturirangan and Mr. Sheth provide research and advice on the purchases and sales of individual securities, and portfolio risk assessments.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Advisers agreed to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. However, this fee reduction was less than 0.01% of the Fund's average net assets. The management fees were 0.62%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 2 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 2	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 25.04	$ 28.46	$ 24.89	$ 24.72	$ 29.06
Income from investment operations:[a]
Net investment income[b]	0.29	0.31	0.33	0.35	0.37
Net realized and unrealized gains (losses)	6.57	-1.61	4.63	3.37	-1.29
Total from investment operations	6.86	-1.30	4.96	3.72	-0.92
Less distributions from:
Net investment income	-0.37	-0.36	-0.41	-0.37	-0.41
Net realized gains	-4.54	-1.76	-0.98	-3.18	-3.01
Total distributions	-4.91	-2.12	-1.39	-3.55	-3.42
Net asset value, end of year	$ 26.99	$ 25.04	$ 28.46	$ 24.89	$ 24.72
Total return[c]	29.23%	-5.07%	20.56%	16.04%	-3.65%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.88%	0.87%	0.87%	0.88%	0.88%
Expenses net of waiver and payments by affiliates	0.88%d, [e]	0.87%d, [e]	0.87%d, [e]	0.87%[d]	0.88%[e]
Net investment income	1.09%	1.13%	1.24%	1.42%	1.40%
Supplemental data
Net assets, end of year (000’s)	$ 1,387,688	$ 1,106,334	$ 1,640,883	$ 1,530,374	$ 1,310,783
Portfolio turnover rate	7.26%[f]	3.09%[f]	3.36%	6.66%	4.74%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

f. Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

Franklin Small Cap Value VIP Fund

Investment Goal

The Fund’s investment goal is long-term total return.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) not exceeding either: 1) the highest market capitalization in the Russell 2000 Index; or 2) the 12-month average of the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. As of the most recent reconstitution, the highest market capitalization in the Russell 2000 Index was $5.0 billion.

The Fund generally invests in equity securities of companies that the Fund's investment manager believes are undervalued at the time of purchase and have the potential for capital appreciation. An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks, securities convertible into common stocks, and REITs (real estate investment trusts) are examples of equity securities. The Fund invests predominantly in common stocks. The Fund may invest in convertible securities without regard to the ratings assigned by the rating services. The Fund may invest in any kind of REIT, including Equity REITs, Mortgage REITs and hybrid REITs.

In choosing investments that are undervalued, the Fund's investment manager focuses on companies that have one or more of the following characteristics:

  Stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales -- all relative to the market, a company's industry or a company's earnings history
  Recent sharp price declines but the potential for good long-term earnings prospects, in the investment manager's opinion
  Valuable intangibles not reflected in the stock price, such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks

The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or bankruptcy, or adverse events (turnarounds) or cyclical downturns.

The Fund may invest up to 25% of its total assets in foreign securities.

The Fund, from time to time, may have significant investments in particular sectors, such as financial services companies, industrials and technology.

Portfolio Selection

A stock price is undervalued when it is less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company's worth. The investment manager may consider a company to be undervalued in the marketplace because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include, among other things, those that may be considered out of favor due to actual or perceived cyclical or secular challenges, or are experiencing temporary setbacks, mismanagement or undermanagement, are financially stressed, or facing diminished expectations.

In addition to price, the Fund, in choosing an investment, may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales. The investment manager considers selling a security when it no longer meets its value criteria.

While the Fund generally purchases securities for investment purposes, the investment manager may seek to influence or control management when the investment manager believes the Fund may benefit.

The Fund employs a "bottom-up" stock selection process and the investment manager invests in securities without regard to benchmark comparisons.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund), and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Small Capitalization Companies

While investments in small capitalization companies may offer substantial opportunities for capital growth, they also involve substantial risks. Historically, securities issued by small capitalization companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small capitalization companies to changing economic conditions.

In addition, small capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Value Style Investing

A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings, and companies whose share prices have declined sharply or that are less widely followed by other investors, differs from the approach followed by many other mutual funds.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly during periods of anticipated economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in periods of anticipated economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for investment loss in the Fund and may include, among others, currency risks (such as fluctuations in currency exchange rates and currency devaluations); country risks (such as political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity); and risks associated with the state of a country's financial markets and legal institutions. Other foreign securities risks may include unfavorable trading, settlement or custodial practices, unfavorable tax policies, less government supervision, less publicly available information, less stringent investor protection standards, limited legal redress for violations of law, limited trading markets and greater illiquidity and greater price volatility.

Real Estate Investment Trusts (REITs)

REITs may be affected by any change in the value of the properties owned and other factors, and their prices tend to go up and down. A REIT's performance depends on the types of and locations of the properties it owns and how well it manages those properties. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because a REIT may be invested in a limited number of projects or in a particular market segment, it may be more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Industrials. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage and product liability claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of export or import controls, increased competition, depletion of resources, technological developments and labor relations.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Technology companies. Technology company stocks can be subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies. Technology equipment and hardware and technology services companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Mutual Advisers, LLC (Franklin Mutual), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments of small cap value companies. The portfolio managers of the team are as follows:

Steven B. Raineri

Portfolio Manager of Franklin Mutual

Mr. Raineri has been a lead portfolio manager of the Fund since 2012. Mr. Raineri has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 2005.

Christopher Meeker, CFA

Portfolio Manager of Franklin Mutual

Mr. Meeker has been a portfolio manager of the Fund since 2015, providing support to the lead portfolio manager as needed. He joined Franklin Templeton in 2012.

Nicholas Karzon, CFA

Portfolio Manager of Franklin Mutual

Mr. Karzon has been a portfolio manager of the Fund since December 2019, providing support to the lead portfolio manager as needed. He joined Franklin Templeton in 2014.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Franklin Mutual a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Franklin Mutual agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. However, this fee reduction was less than 0.01% of the Fund's average net assets. The management fees were 0.64%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 2 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

Class 2	Year Ended December 31,
	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 14.60	$ 19.80	$ 19.36	$ 17.68	$ 22.32
Income from investment operations:[a]
Net investment income[b]	0.20[e]	0.16	0.15[g]	0.10	0.16
Net realized and unrealized gains (losses)	3.20	-2.20	1.77	4.66	-1.49
Total from investment operations	3.40	-2.04	1.92	4.76	-1.33
Less distributions from:
Net investment income	-0.17	-0.18	-0.10	-0.16	-0.14
Net realized gains	-2.78	-2.98	-1.38	-2.92	-3.17
Total distributions	-2.95	-3.16	-1.48	-3.08	-3.31
Net asset value, end of year	$ 15.05	$ 14.60	$ 19.80	$ 19.36	$ 17.68
Total return[c]	26.35%	-12.88%	10.65%	30.19%	-7.39%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.92%	0.91%	0.91%	0.91%	0.90%
Expenses net of waiver and payments by affiliates[d]	0.92%[f]	0.90%	0.90%	0.89%	0.89%
Net investment income	1.33%[e]	0.88%	0.81%[g]	0.59%	0.79%
Supplemental data
Net assets, end of year (000’s)	$ 1,123,093	$ 978,675	$ 1,302,055	$ 1,366,807	$ 1,172,173
Portfolio turnover rate	54.36%	47.82%	33.36%	34.60%	27.05%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Net investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.98%.

f. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

g. Net investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.50%.

Franklin Small-Mid Cap Growth VIP Fund

Investment Goal

The Fund's investment goal is long-term capital growth.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) and mid-capitalization (mid-cap) companies. Shareholders will be given at least 60 days' advance notice of any change to this policy. Under normal market conditions, the Fund invests predominantly in equity securities, predominantly in common stock.

For this Fund, small-cap companies are companies within the market capitalization range of companies in the Russell 2500™ Index at the time of purchase and mid-cap companies are companies within the market capitalization range of companies in the Russell Midcap® Index at the time of purchase. The market capitalization range of the Russell 2500 Index was $152.3 million to $12.2 billion and the market capitalization range of the Russell Midcap Index was $2.4 billion to $35.5 billion as of their last reconstitution date. The indexes are reconstituted annually. Market capitalization is defined as share price multiplied by the number of shares of common stock outstanding. The investment manager may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company’s market capitalization exceeds the small or mid-cap measures described above.

The Fund, from time to time, may have significant positions in particular sectors such as technology, industrials, consumer discretionary and healthcare.

In addition to the Fund's main investments, the Fund may invest in equity securities of larger companies. An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

The Fund may invest up to 10% of its total assets in foreign securities.

Portfolio Selection

The investment manager uses fundamental, "bottom-up" research to seek companies meeting its criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, the investment manager looks for companies that it believes can produce sustainable earnings and cash flow growth, evaluating the long term market opportunity and competitive structure of an industry to target leaders and emerging leaders. The investment manager defines quality companies as those with strong and improving competitive positions in attractive markets. It also believes that important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation, and returns on capital employed. In assessing value, the investment manager considers whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Growth Style Investing

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Technology companies. Technology company stocks can be subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies. Technology equipment and hardware and technology services companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete.

Industrials. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage and product liability claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of export or import controls, increased competition, depletion of resources, technological developments and labor relations.

Consumer discretionary companies. Companies in the consumer discretionary sector could be affected by, among other things, overall economic conditions, interest rates, consumer confidence, and disposable income.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for investment loss in the Fund and may include, among others, currency risks (such as fluctuations in currency exchange rates and currency devaluations); country risks (such as political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity); and risks associated with the state of a country's financial markets and legal institutions. Other foreign securities risks may include unfavorable trading, settlement or custodial practices, unfavorable tax policies, less government supervision, less publicly available information, less stringent investor protection standards, limited legal redress for violations of law, limited trading markets and greater illiquidity and greater price volatility.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments of small and mid-cap companies demonstrating accelerating growth, increasing profitability, or above average growth or growth potential as compared with the overall economy. The portfolio managers of the team are as follows:

John P. Scandalios, CFA

Vice President of Advisers

Mr. Scandalios has been a portfolio manager of the Fund since 2016 and assumed duties of lead portfolio manager since 2018. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 1996.

Michael McCarthy, CFA

Executive Vice President and Chief Investment Officer of Advisers

Mr. McCarthy has been a portfolio manager of the Fund since 1995, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 1992.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Advisers agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. The management fees before and after such waiver were 0.80% and 0.79%, respectively.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 2 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 2	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 15.22	$ 17.83	$ 16.27	$ 17.69	$ 23.56
Income from investment operations:[a]
Net investment income (loss)[b]	-0.08	-0.09	-0.08	-0.07	-0.05[f]
Net realized and unrealized gains (losses)	4.72	-0.60	3.40	0.71	0.01
Total from investment operations	4.64	-0.69	3.32	0.64	-0.04
Less distributions from:
Net realized gains	-2.57	-1.92	-1.76	-2.06	-5.83
Net asset value, end of year	$ 17.29	$ 15.22	$ 17.83	$ 16.27	$ 17.69
Total return[c]	31.44%	-5.37%	21.40%	4.17%	-2.66%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.09%	1.11%	1.10%	1.09%	1.06%
Expenses net of waiver and payments by affiliates	1.08%[d]	1.10%[d]	1.09%[d]	1.07%[d]	1.06%[g]
Net investment income (loss)	-0.44%	-0.49%	-0.49%	-0.41%	-0.24%[f]
Supplemental data
Net assets, end of year (000’s)	$ 372,442	$ 310,300	$ 390,094	$ 392,777	$ 478,649
Portfolio turnover rate	59.07%	44.78%	40.49%	32.23%[e]	37.85%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

f. Net investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.49)%.

g. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

Franklin Strategic Income VIP Fund

Investment Goal

The Fund’s principal investment goal is to earn a high level of current income. Its secondary goal is long-term capital appreciation.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests its assets primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets. Debt securities include all varieties of fixed, variable and floating rate income securities, including bonds, U.S. and foreign government and agency securities, corporate loans (and loan participations), mortgage-backed securities and other asset-backed securities and convertible securities. The Fund shifts its investments among various classes of debt securities, and at any given time may have a substantial amount of its assets invested in any class of debt or other income producing security, including:

  High yield and investment grade corporate bonds and preferred stocks of issuers located in the U.S. and foreign countries, including emerging market countries
  Developed country (non-U.S.) government and agency bonds
  Emerging market government and agency bonds
  U.S. government and agency bonds, including inflation-indexed securities issued by the U.S. Treasury
  Corporate loans and loan participations
  Mortgage-backed securities and other asset-backed securities
  Floating and variable interest rate investments (which may be issued by corporations or governments and may be asset-backed securities) which are debt securities
  Convertible securities, including bonds and preferred stocks, and other dividend-paying equity securities
  Municipal securities

The Fund may invest up to 100% of its assets in high yield, lower-quality debt securities (also known as "junk bonds"). These securities are either rated below investment grade or, if unrated, determined by the Fund's investment manager to be of comparable quality. Investment grade debt securities are rated in the top four rating categories by one or more independent rating agencies such as Standard & Poor's (S&P®) and Moody's Investors Service (Moody's) or, if unrated, determined by the Fund's investment manager to be of comparable quality. The below-investment grade debt securities in which the Fund invests are generally rated at least Caa by Moody's or CCC by S&P or are unrated securities the Fund's investment manager determines are of comparable quality. However, the Fund may invest a small portion of its total assets in debt securities that are in default. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the investment manager's internal analysis.

A debt security obligates the issuer to repay a loan of money at a future date and generally to pay interest to the security holder. Floating and variable interest rate investments are debt securities, the rate of interest on which is usually established as the sum of a base lending rate (such as the prime rate of a designated U.S. bank) plus a specified margin, and which vary with and are periodically adjusted to such base lending rate.

The Fund may invest in many different securities issued or guaranteed by the U.S. government or by non-U.S. governments, or their respective agencies or instrumentalities. Government and agency bonds include debt securities of any maturity, such as bonds, notes, bills and debentures, issued or guaranteed by governments, government agencies or instrumentalities, including government-sponsored entities, supranational entities (e.g., the World Bank), and public-private partnerships.

The Fund may invest a portion of its assets in marketplace loans to consumers and small and mid-sized enterprises or companies (SMEs), which may include loans for individual leases. Marketplace loans are loans that may be originated through online lending platforms that match consumers, SMEs, and other borrowers seeking loans with investors willing to provide the funding for such loans. These borrowers may seek such loans for a variety of different purposes (e.g., loans for education, loans to fund elective medical procedures, loans for franchise financing or loans for equipment leases). The yield to the lender on a marketplace loan is the fixed interest rate assigned by the platform to the loan net of any fees charged by the platform, including servicing fees, which cover the costs of services such as screening borrowers for their eligibility, managing the supply and demand of the marketplace, and facilitating payments and debt collection, among other things. Marketplace loans are usually considered to be illiquid.

The Fund may invest in other investment companies, including exchange-traded funds, to gain exposure to certain asset classes.

The Fund also may invest, directly or through other Franklin Templeton investment funds, in corporate loans made to, or issued by, borrowers that are U.S. companies, foreign borrowers and U.S. subsidiaries of foreign borrowers, which typically have floating interest rates. Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or other institutional investors. Floating interest rates vary with and are periodically adjusted to a generally recognized base interest rate such as LIBOR or the Prime Rate.

A mortgage-backed security is an interest in a pool of mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings and other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. These securities may be fixed-rate or adjustable-rate mortgage-backed securities (ARMS). The Fund may also invest a small portion of its assets directly in mortgage loans. Many of the mortgage-backed securities in which the Fund invests are issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as Ginnie Mae and U.S. government-sponsored entities (GSEs), such as Fannie Mae and Freddie Mac; others are issued by private entities. Mortgage securities issued by GSEs include credit risk transfer securities. Credit risk transfer securities are structured without any government guarantee or underlying collateral, so that (i) interest is paid directly by the GSE and (ii) principal is paid in accordance with the principal payments and default performance of a certain specified pool of residential mortgage loans acquired by the GSE. The Fund may also invest in privately issued credit risk transfer securities. The Fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the "to-be-announced" (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards (such as yield, duration, and credit quality).

Government agency or instrumentality issues have different levels of credit support. Ginnie Mae pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac, may be chartered by Acts of Congress, but their securities are neither issued nor guaranteed by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that the U.S. government will continue to do so. Accordingly, securities issued by Fannie Mae and Freddie Mac may involve a greater risk of non-payment of principal and interest. Investors should remember that guarantees of timely repayment of principal and interest do not apply to the market prices and yields of the securities or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

The Fund may invest in collateralized debt obligations (CDOs), which are generally types of asset-backed securities. Collateralized bond obligations (CBOs) and collateralized loan obligations (CLOs) are generally considered two types of CDOs. CBOs represent interests in a special purpose, bankruptcy-remote vehicle, typically a trust, collateralized by a pool of fixed income securities, some of which may be below investment grade, including commercial mortgage-backed securities, residential mortgage-backed securities, corporate bonds and emerging market debt securities. CLOs are similar to CBOs except that the underlying pool for a CLO is generally comprised of corporate and/or sovereign loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans made to domestic and foreign borrowers, including loans that may be rated below investment grade or equivalent unrated loans. For the broader category of CDOs, the pool of debt instruments held by a trust may include debt instruments of any type, including mortgage-backed or other asset-backed securities issued in securitization transactions. In all types of CDOs, the interests in the trust are split into two or more portions, called tranches, varying in risk, maturity, payment priority and yield. The riskiest portion is the “equity” tranche, which is the first loss position to observe defaults from the collateral in the trust. Because they are partially protected from defaults, senior tranches of a CDO trust typically have higher ratings and lower yields than the underlying collateral securities held by the trust and can be rated investment grade. The Fund may invest in any tranche of a CDO excluding the “equity” tranche.

A convertible security is generally a debt security or preferred stock of an issuer that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer.

For purposes of pursuing its investment goals, the Fund regularly enters into currency-related transactions involving derivative instruments, including currency and cross currency forwards, currency swaps, currency and currency index futures contracts, and currency options. The Fund may also enter into interest rate and credit-related transactions involving certain derivative instruments, including interest rate, credit default and fixed income total return swaps and interest rate and/or bond futures contracts (including U.S. Treasury futures contracts) and options thereon. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks. The Fund may use currency, interest rate or credit-related or other derivative strategies for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, credit risks, interest rates and other market factors.

The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

By way of example, when the investment manager believes that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Fund could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of the U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a gain. Conversely, if the value of the foreign currency is less than the current amount of the U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a loss. When used for hedging purposes, a forward contract or other currency-related derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Fund is denominated in that currency, or it may be used to hedge the Fund’s position by entering into a transaction on another currency expected to perform similarly to the currency of the security held or to be purchased (a “proxy hedge”).

A currency forward contract is an obligation to purchase or sell a specific foreign currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A currency forward will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. When used for hedging purposes, a currency forward should help to protect the Fund against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire a specified quantity of the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts used by the Fund allow for a cash payment of the net gain or loss on the contract at maturity in lieu of delivery of the underlying instruments, some require the actual delivery or acquisition of the underlying instrument or asset. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

A currency swap is generally a contract between two parties to exchange one currency for another currency at the start of the contract and then exchange periodic floating or fixed rates during the term of the contract based upon the relative value differential between the two currencies. Unlike other types of swaps, currency swaps typically involve the delivery of the entire principal (notional) amounts of the two currencies at the time the swap is entered into. At the end of the swap contract, the parties receive back the principal amounts of the two currencies.

For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the seller that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. The buyer of the credit default swap is purchasing the obligation of its counterparty to offset losses the buyer could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. The contingent payment by the seller generally is either the face amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event.

An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one rate is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).

A total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return (including, typically, income and capital gains distributions, principal prepayment or credit losses) of an underlying reference asset (e.g., a note, bond or securities index) in exchange for a regular payment, at a floating rate based on LIBOR, or alternatively at a fixed rate or the total rate of return on another financial instrument. The Fund may take either position in a total return swap (i.e., the Fund may receive or pay the total return on the underlying reference asset).

The Fund may invest in mortgage dollar rolls. In a mortgage dollar roll, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund earns money on a mortgage dollar roll from any difference between the sale price and the future purchase price, as well as the interest earned on the cash proceeds of the initial sale.

Portfolio Selection

The Fund uses an active asset allocation strategy to try to achieve its investment goals. This means the Fund actively purchases and sells securities and other investments in various market sectors based on the investment manager's ongoing assessment of changing economic, global market, industry, and issuer conditions. The Fund may seek to quickly and efficiently shift its exposure among various classes of debt securities, including through derivative instruments and exchange-traded funds, and at any given time may have substantial amount of exposure to any class of debt or other income-producing investment. The investment manager uses a "top-down" analysis of macroeconomic trends combined with a "bottom-up" fundamental analysis of market sectors, industries, and issuers to try to take advantage of varying sector reactions to economic events. The investment manager will evaluate country risk, business cycles, yield curves, and values between and within markets.

The Fund's ability to achieve its investment goals depends in part upon the investment manager's skill in determining the Fund's asset allocation mix and sector weightings. There can be no assurance that the investment manager's analysis of the outlook for the economy and the business cycle will be correct.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, up to 100% of the Fund's assets may be invested in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term investment grade securities, U.S. government securities, high-grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market investments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities, to maintain liquidity or to segregate on the Fund's books in connection with its derivative strategies, such as forward currency, currency or interest rate futures positions. In these circumstances, the Fund may be unable to achieve its investment goals.

Principal Risks

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

High-Yield Debt Securities

High-yield debt securities (including loans) and unrated securities of similar credit quality (high-yield debt instruments or junk bonds) involve greater risk of a complete loss of the Fund's investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate high-yield debt instruments often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments may pose greater illiquidity and valuation risks.

Substantial declines in the prices of high-yield debt instruments can dramatically increase the yield of such instruments. The decline in market prices generally reflects an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than reflecting any increase in income from the higher yield that the debt instrument may pay to the Fund on its investment.

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Income

The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon the sale of a debt security. The Fund's income generally declines during periods of falling benchmark interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, sale, call, or buy-back) at a lower rate of interest or return.

Variable Rate Securities

Variable rate securities (which include floating rate debt securities) generally are less price sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline or not appreciate as quickly as expected when prevailing interest rates rise if the interest rates of the variable rate securities do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. When interest rates fall, there may be a reduction in the payments of interest received by the Fund from its variable rate securities.

Foreign Securities (non-U.S.)

Investing in foreign securities, including sovereign debt securities, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Sovereign debt securities. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. Sovereign debtors also may be dependent on expected disbursements from other foreign governments or multinational agencies and the country’s access to, or balance of, trade. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit and security agreements. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.

In the event of a default on sovereign debt, the Fund may have limited legal recourse against the defaulting government entity. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due, and any rights the Fund may have may be restricted pursuant to the terms of applicable treaties with such sovereign entity. If a sovereign entity defaults, it may request additional time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay or such legal process may be relatively more expensive, nor are there bankruptcy proceedings by which the Fund may collect in whole or in part on debt issued by a sovereign entity. In certain cases, remedies must be pursued in the courts located in the country of the defaulting sovereign entity itself, which may further limit the Fund’s ability to obtain recourse.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

Emerging Markets

The risks of foreign investments typically are greater in less developed countries, sometimes referred to as developing or emerging markets. For example, the political, social, market regulation and economic structures and institutions in these countries, including those supporting the regulatory and legal systems and financial markets, may be less established and more vulnerable to corruption and fraud, and may change rapidly. These countries are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Investments in less developed markets generally are subject to higher fees and expenses and exhibit greater price volatility and valuation challenges. They may be subject to greater risk of expropriation, nationalization, confiscatory or punitive taxation, and foreign investment and divestment restrictions. In addition, a developing market country may experience a devaluation of its currency, a downgrade in the credit ratings of issuers in the country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war.

Mortgage Securities and Asset-Backed Securities

Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and the Fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.

Since September 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, has acted as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear how long the conservatorship will last or what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac for the long-term.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Inflation

The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Floating Rate Corporate Investments

Certain corporate loans may not be considered “securities,” and investors, such as the Fund, therefore may not be entitled to rely on the antifraud protections of the federal securities laws and may have limited legal remedies.

The senior secured corporate loans and corporate debt securities in which the Fund invests are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. Loan investments issued in such transactions are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy. Such floating rate investments may be rated below investment grade (i.e., also known as "junk bonds"). Although loan investments are generally subject to certain restrictive covenants in favor of the investors, many of these loans may from time to time be reissued or offered as “covenant lite” loans, which may entail potentially increased risk, because they may have fewer or no financial maintenance covenants or restrictions that would normally allow for early intervention and proactive mitigation of credit risk.

In the event of a breach of a covenant in non-covenant lite loans or debt securities, lenders may have the ability to intervene and either prevent or restrict actions that may potentially compromise the company's ability to pay or lenders may be in a position to obtain concessions from the borrowers in exchange for a waiver or amendment of the specific covenant(s). In contrast, covenant lite loans do not always or necessarily offer the same ability to intervene or obtain additional concessions from borrowers. This risk is offset to varying degrees by the fact that the same financial and performance information may be available with or without covenants to lenders and the public alike and can be used to detect such early warning signs as deterioration of a borrower’s financial condition or results. With such information, the portfolio managers are normally able to take appropriate actions without the help of covenants in the loans or debt securities. Covenant lite corporate loans and debt securities, however, may foster a capital structure designed to avoid defaults by giving borrowers or issuers increased financial flexibility when they need it the most.

No active trading market may exist for some corporate loans and some corporate loans may be subject to restrictions on resale. A secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value upon the sale of a corporate loan. In addition, the Fund may not be able to readily sell its corporate loans at prices that approximate those at which the Fund could sell such loans if they were more widely held and traded. As a result of such potential illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

From time to time, the investment manager may elect to receive material non-public information (MNPI) about an individual loan that is not available to other lenders of such loan who may be unwilling to enter into a non-disclosure agreement (NDA) with the borrower or company and restrict themselves from trading in the loan for a specified period of time. If the Fund elects to become restricted on any individual loan as a result of agreeing to receive MNPI about the loan and signing an NDA, such loan will be deemed illiquid and the Fund might be unable to enter into a transaction in a security of that borrower until the MNPI is made public, when it would otherwise be advantageous to do so.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

Many swaps currently are, and others eventually are expected to be, required to be cleared through a central counterparty. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to OTC swaps, but it does not eliminate those risks completely. With cleared swaps, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (FCM) with which the Fund has an open position, or the central counterparty in a swap contract. With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, Commodity Futures Trading Commission (CFTC) and the exchanges are authorized to take extraordinary actions in the event of a market emergency. It is not possible to predict fully the effects of current or future regulation.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Collateralized Debt Obligations (CDOs)

The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility. CDOs may be deemed to be illiquid and subject to the Fund’s restrictions on investments in illiquid investments. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities.

In addition, prices of CDO tranches can decline considerably. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

Marketplace Loans

Marketplace loans are subject to the risks associated with debt investments generally, including but not limited to, interest rate, credit, liquidity, high yield debt, market and income risks. Marketplace loans generally are not rated by rating agencies, are often unsecured, and are highly risky and speculative investments. Lenders and investors, such as the Fund, assume all of the credit risk on the loans they fund or purchase and there are no assurances that payments due on underlying loans will be made. The Fund may not have direct recourse against the borrower or may be otherwise limited in its ability to enforce its rights with respect to its investment in marketplace loans, particularly in the case of unsecured loans. In addition, lenders and investors are not entitled to recover any deficiency of principal or interest from the platform operator if the underlying borrower defaults on its payments due with respect to a loan. Investments in marketplace loans may be adversely affected if the platform operator or a third-party service provider becomes unable or unwilling to fulfill its obligations in servicing the loans. Moreover, the Fund may have limited information about the underlying marketplace loans and the information provided to the platform regarding the loans and borrowers’ credit information may be incomplete, inaccurate or outdated. Additionally, the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. To the extent borrowers incur other indebtedness that is secured, such as a mortgage, the ability of the secured creditors to exercise collection remedies against the assets of that borrower may impair the borrower’s ability to repay its marketplace loan or it may impair the platform’s ability to collect on the marketplace loan upon default. When a marketplace loan is unsecured, borrowers may choose to repay other loans before repaying a loan facilitated through a platform because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower or whether such debt is secured, which could allow other creditors to move more quickly to claim assets of the borrower. Furthermore, U.S. based marketplace lending platforms are subject to extensive regulation, which could impair the enforcement of marketplace loans, among other things.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Investing in Underlying Investment Companies

To the extent the Fund invests in underlying investment companies, including ETFs, the Fund’s performance is related to the performance of the underlying investment companies held by it. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies and such investments may be more costly than if a Fund had owned the underlying securities directly. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

Prepayment

Debt securities are subject to prepayment risk when the issuer can "call" the security, or repay principal, in whole or in part, prior to the security's maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Fund's income, yield and its distributions to shareholders. Securities subject to partial or complete prepayment(s) may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates for fixed-rate investments, and for floating or variable rate securities, rising interest rates generally increase the risk of refinancings or prepayments.

Extension

The market value of some fixed rate debt securities (such as certain asset-backed and mortgage-backed securities) will be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated, particularly when interest rates rise. When that occurs, the effective maturity date of the Fund's investment may be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Such extension may also effectively lock-in a below market interest rate and reduce the value of the debt security.

Convertible Securities

A convertible security is generally a debt obligation, preferred stock or other security that pays interest or dividends and may be converted by the holder within a specified period of time into common stock. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Mortgage Dollar Rolls

In a mortgage dollar roll, the Fund takes the risk that the market price of the mortgage-backed securities will drop below their future purchase price. The Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). When the Fund uses a mortgage dollar roll, it is also subject to the risk that the other party to the agreement will not be able to perform. Mortgage dollar rolls add leverage to the Fund's portfolio and increase the Fund's sensitivity to interest rate changes. In addition, investment in mortgage dollar rolls will increase the Fund's portfolio turnover rate.

Portfolio Turnover

The investment manager will sell a security when it believes it is appropriate to do so, regardless of how long the Fund has held the security. The Fund's turnover rate may exceed 100% per year because of the anticipated use of certain investment strategies. The rate of portfolio turnover will not be a limiting factor for the investment manager in making decisions on when to buy or sell securities, including entering into mortgage dollar rolls. High turnover will increase the Fund's transaction costs and may increase your tax liability if the transactions result in capital gains.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments in U.S. and foreign debt securities. The portfolio managers of the team are as follows:

Sonal Desai, Ph.D.

Executive Vice President and Director of Advisers

Dr. Desai has been a portfolio manager of the Fund since 2018. She joined Franklin Templeton in 2009.

Patricia O'Connor, CFA

Vice President of Advisers

Ms. O'Connor has been portfolio manager of the Fund since 2016. She joined Franklin Templeton in 1997.

William Chong, CFA, FRM

Portfolio Manager of Advisers

Mr. Chong has been a portfolio manager of the Fund since October 2019. He joined Franklin Templeton in 2008.

David Yuen, CFA, FRM

Portfolio Manager of Advisers

Mr. Yuen has been a portfolio manager of the Fund since October 2019. He joined Franklin Templeton in 2000.

As co-lead portfolio managers, Dr. Desai, Ms. O’Connor, Mr. Chong and Mr. Yuen are jointly and primarily responsible for the day-to-day management of the Fund. They have equal authority over all aspects of the Fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund’s assets. For the fiscal year ended December 31, 2019, Advisers agreed to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. In addition, the investment manager has agreed to waive a portion of the Fund's advisory fee equal to the advisory fee it or its affiliates receive from affiliated underlying funds with respect to the Fund's assets invested in those affiliated underlying funds. The investment management fees before and after such waiver for the fiscal year ended December 31, 2019, were 0.63% and 0.60%, respectively.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 2 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 2	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 10.28	$ 10.76	$ 10.64	$ 10.21	$ 11.55
Income from investment operations:[a]
Net investment income[b]	0.40	0.42	0.40	0.43	0.49
Net realized and unrealized gains (losses)	0.42	-0.61	0.04	0.36	-0.89
Total from investment operations	0.82	-0.19	0.44	0.79	-0.40
Less distributions from:
Net investment income and net foreign currency gains	-0.55	-0.29	-0.32	-0.36	-0.74
Net realized gains	—	—	—	—	-0.20
Total distributions	-0.55	-0.29	-0.32	-0.36	-0.94
Net asset value, end of year	$ 10.55	$ 10.28	$ 10.76	$ 10.64	$ 10.21
Total return[c]	8.05%	-1.77%	4.17%	7.94%	-3.87%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.96%	0.92%	0.93%	0.92%	0.88%
Expenses net of waiver and payments by affiliates[d]	0.93%	0.88%	0.88%	0.85%	0.87%
Net investment income	3.84%	4.03%	3.75%	4.17%	4.46%
Supplemental data
Net assets, end of year (000’s)	$ 94,928	$ 89,264	$ 214,271	$ 203,418	$ 202,192
Portfolio turnover rate	114.89%[e]	107.90%[f]	108.73%	128.51%	85.85%
Portfolio turnover rate excluding mortgage dollar rolls	72.45%[e]	40.38%[f]	48.11%	77.93%	51.47%

a. The amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Excludes the value of portfolio activity as a result of in-kind transactions.

f. Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

Franklin U.S. Government Securities VIP Fund

Investment Goal

The Fund’s investment goal is income.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. The Fund invests primarily to predominantly in fixed rate and variable rate mortgage-backed securities, a significant to substantial amount of which is in securities issued by the Government National Mortgage Association (Ginnie Maes).

Ginnie Maes represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes. The individual loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive periodic principal and interest payments. Ginnie Maes carry a guarantee backed by the full faith and credit of the U.S. government. The guarantee applies only to the timely payment of principal and interest on the mortgages in the pool, and does not apply to the market prices and yields of the Ginnie Maes or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

In addition to Ginnie Maes, the Fund may invest in mortgage-backed and other securities issued or guaranteed by the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac), or other U.S. government-sponsored entities. The Fund also may invest in U.S. government securities backed by other types of assets, including business loans guaranteed by the U.S. Small Business Administration, and obligations of the Tennessee Valley Authority (TVA). Finally, the Fund may invest in U.S. Treasury STRIPS, bonds, notes, bills and Treasury inflation-protected securities. The Fund may also invest in repurchase agreements, including those collateralized by U.S. government securities.

Government agency or instrumentality issues have different levels of credit support. Ginnie Mae pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac, may be chartered by Acts of Congress, but their securities are neither issued nor guaranteed by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that the U.S. government will continue to do so. Accordingly, securities issued by Fannie Mae and Freddie Mac may involve a greater risk of non-payment of principal and interest. Investors should remember that guarantees of timely repayment of principal and interest do not apply to the market prices and yields of the securities or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

Payments to holders of mortgage-backed government securities, including Ginnie Maes, Fannie Maes and Freddie Macs, consist of the monthly distributions of interest and principal (less Ginnie Mae’s, Fannie Mae’s or Freddie Mac’s fees and any applicable loan servicing fees). The Fund will reinvest the return of principal in securities that may have different interest rates than the securities on which the principal was returned.

Unscheduled principal payments are passed through to holders of mortgage-backed securities, such as the Fund, when mortgages in the pool underlying a Ginnie Mae, Fannie Mae or Freddie Mac mortgage-backed security are prepaid by borrowers (because a home is sold and the mortgage is paid off, or the mortgage is refinanced) or as a result of foreclosure. Accordingly, a mortgage-backed security’s life is likely to be shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to accurately predict the life of a particular mortgage-backed security.

A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Debt securities in which the Fund invests may be fixed-rate, adjustable-rate, a hybrid of the two, or zero coupon securities. Zero coupon securities are debt securities that make no periodic interest payments but instead are sold at substantial discounts from their value at maturity. The zero coupon bonds purchased by the Fund are typically those which are issued or created by the U.S. government or its agencies, where the interest coupons have been "stripped off" a bond and the rights to principal and interest payments are sold separately.

The Fund may acquire securities on a "when-issued," "delayed delivery" or "to-be-announced" basis. These transactions are arrangements under which the Fund buys securities that have been authorized but not yet issued, with payment for and delivery of the security scheduled for a future time.

In addition, the Fund may invest in mortgage dollar rolls. In a mortgage dollar roll, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund earns money on a mortgage dollar roll from any difference between the sale price and the future purchase price, as well as the interest earned on the cash proceeds of the initial sale. The Fund invests only in covered mortgage dollar rolls, meaning that the Fund establishes a segregated account with liquid securities equal in value to the securities it will repurchase.

Portfolio Selection

The investment manager generally buys, and holds, high quality income securities. Using this straightforward approach, the investment manager seeks to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government securities.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high-grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Prepayment

Debt securities are subject to prepayment risk when the issuer can "call" the security, or repay principal, in whole or in part, prior to the security's maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Fund's income, yield and its distributions to shareholders. Securities subject to partial or complete prepayment(s) may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates for fixed-rate investments, and for floating or variable rate securities, rising interest rates generally increase the risk of refinancings or prepayments.

Extension

The market value of some fixed rate debt securities (such as certain asset-backed and mortgage-backed securities) will be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated, particularly when interest rates rise. When that occurs, the effective maturity date of the Fund's investment may be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Such extension may also effectively lock-in a below market interest rate and reduce the value of the debt security.

Mortgage Securities

Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and the Fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.

Since September 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, has acted as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear how long the conservatorship will last or what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac for the long-term.

Income

The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon the sale of a debt security. The Fund's income generally declines during periods of falling benchmark interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, sale, call, or buy-back) at a lower rate of interest or return.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

While securities issued or guaranteed by Ginnie Mae are backed by the full faith and credit of the U.S. government, not all securities of the various U.S. government agencies are, including those of Fannie Mae and Freddie Mac. While the U.S. government has provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Accordingly, securities issued by Fannie Mae and Freddie Mac may involve a risk of non-payment of principal and interest. Also, guarantees of principal and interest do not apply to market prices, yields or the Fund’s share price. Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

When-Issued, Delayed Delivery and To-Be-Announced Purchases

Purchases of securities on a when-issued, delayed delivery or to-be-announced basis are subject to the risk that the value or the yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Mortgage Dollar Rolls

In a mortgage dollar roll, the Fund takes the risk that the market price of the mortgage-backed securities will drop below their future purchase price. The Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). When the Fund uses a mortgage dollar roll, it is also subject to the risk that the other party to the agreement will not be able to perform. Mortgage dollar rolls add leverage to the Fund's portfolio and increase the Fund's sensitivity to interest rate changes. In addition, investment in mortgage dollar rolls will increase the Fund's portfolio turnover rate.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

The Fund is managed by the following dedicated professional focused on investments in U.S. government securities:

Paul Varunok

Portfolio Manager of Advisers

Mr. Varunok has been portfolio manager of the Fund since 2004 and assumed the duties of co-lead portfolio manager in October 2019. He joined Franklin Templeton in 2001.

Neil Dhruv

Portfolio Manager of Advisers

Mr. Dhruv has been co-lead portfolio manager of the Fund since October 2019. He joined Franklin Templeton in 2002.

As co-lead portfolio managers, Messrs. Varunok and Dhruv have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, the Fund paid 0.47% of its average net assets to the investment manager for its services.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 2 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 2	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.79	$ 12.09	$ 12.24	$ 12.47	$ 12.73
Income from investment operations:[a]
Net investment income[b]	0.24	0.25	0.21	0.19	0.18
Net realized and unrealized gains (losses)	0.37	-0.22	-0.04	-0.10	-0.12
Total from investment operations	0.61	0.03	0.17	0.09	0.06
Less distributions from:
Net investment income	-0.35	-0.33	-0.32	-0.32	-0.32
Net asset value, end of year	$ 12.05	$ 11.79	$ 12.09	$ 12.24	$ 12.47
Total return[c]	5.23%	0.34%	1.34%	0.66%	0.47%
Ratios to average net assets
Expenses[d]	0.76%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.98%	2.13%	1.75%	1.50%	1.39%
Supplemental data
Net assets, end of year (000’s)	$ 771,866	$ 1,105,627	$ 1,223,491	$ 1,268,963	$ 1,311,974
Portfolio turnover rate	24.16%	22.25%	80.49%	86.28%	61.91%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

Franklin VolSmart Allocation VIP Fund

Investment Goal

The Fund's investment goal is total return (including income and capital gains) while seeking to manage volatility. The Fund's investment goal is non-fundamental, which means it may be changed by the board of trustees without shareholder approval. Shareholders will be given at least 60 days' advance notice of any change to the Fund's investment goal.

Principal Investment Policies and Practices

Under normal market conditions, the Fund seeks to achieve its investment goal by allocating its assets across certain asset classes, sectors and strategies in an attempt to produce a diversified portfolio that will generate returns while minimizing the expected volatility of the Fund’s returns so that volatility does not exceed a target of 10% per year (volatility within the 10% target is referred to as “Target Volatility”). Managing the Fund to remain within its Target Volatility is designed to reduce the potential dramatic and rapid price swings that could be experienced by the Fund's "core portfolio." The Fund’s assets are primarily invested in its “core portfolio,” which is principally comprised of various U.S. equity and fixed income investments and strategies including investments in other mutual funds and exchange-traded funds (ETFs) that provide exposure to such investments and strategies, as described in more detail below. The Fund’s investment manager, Franklin Advisers, Inc. (Advisers), allocates the Fund’s assets among the strategies and investments in the core portfolio to diversify the assets of the Fund and to reduce the Fund’s risk of being significantly impacted by changes in a specific asset class.

In addition, Advisers employs an additional strategy to manage the Fund’s risk exposure to market volatility. Advisers employ a volatility management strategy, which is designed to manage the expected volatility of the Fund’s returns so that volatility remains within the Fund’s Target Volatility. In employing this strategy, Advisers measures the Fund’s expected volatility and utilizes certain derivative instruments (primarily futures contracts on indices) to adjust the Fund’s expected volatility to within the Target Volatility, as described in more detail below. There is no guarantee that the Fund will stay within its Target Volatility.

There is no guarantee that the Fund’s volatility management strategy will be successful. The Fund’s Target Volatility is not a total return performance target – the Fund does not expect, nor does it represent, that its total return performance will be within any specified range. It is possible that the Fund could stay within its Target Volatility while having negative performance returns. Also, efforts to manage the Fund's volatility can be expected to limit the Fund's gains in rising markets, may expose the Fund to costs to which it would otherwise not have been exposed, and if unsuccessful may result in substantial losses.

The Fund is structured as a limited "fund-of-funds" that seeks to achieve its investment goal by investing its assets partially in other mutual funds, which include other Franklin Templeton mutual funds, and Franklin Templeton and third-party ETFs (underlying funds). Each underlying fund is allocated to the equity, fixed income, multi-class or cash asset class based on its predominant asset class and strategies. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed-income and money market securities. The Fund also obtains exposure to certain strategies and investments in its core portfolio by directly investing in the securities and instruments in that strategy. The Fund may have a large percentage of its core portfolio assets invested in underlying funds at any given time; however, the Fund will not invest more than 25% of its assets in any one underlying fund at any given time. The Fund's investments in underlying funds will change over time depending on various factors, including general market conditions.

Core Portfolio

Under normal market conditions, the Fund’s core portfolio is allocated among the broad asset classes according to the following approximate percentages to achieve the Fund’s asset allocation strategy:

  50%-70% Equity Allocation
  13%-33% Fixed Income Allocation
  5%-15% Multi-Asset Class Allocation (combination of equity and fixed income)
  2%-13% Cash (includes cash, cash equivalents and money market funds or securities)

To the extent that Advisers allocates the Fund’s assets to underlying funds, such allocations are based on the underlying fund’s predominant asset class. These underlying funds invest in a variety of equity and fixed-income securities and may also have exposure to derivative instruments.

The Fund relies on certain rules and exemptions permitted under the Investment Company Act of 1940 (1940 Act) to invest its assets in affiliated underlying funds in excess of the limits prescribed by the 1940 Act.

At the discretion of Advisers, the above percentages may vary from time to time without shareholder approval, e.g., based on market conditions or the investment manager’s assessment of an asset class’ relative attractiveness as an investment opportunity or as part of the volatility management strategy. In addition, as a result of the Fund’s use of derivatives, and/or in an effort to manage expected volatility, the Fund may hold significant amounts of cash, cash equivalents and money market instruments.

When selecting equity funds for the Fund’s core portfolio, Advisers considers a number of characteristics, including but not limited to, the underlying funds’ market capitalization ranges, and investment style (growth vs. value). When selecting fixed-income funds for the Fund’s core portfolio, Advisers considers a number of characteristics, including but not limited to, yield and price volatility. In evaluating the risk level of the underlying funds, the Advisers analyzes various characteristics including but not limited to: (a) relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and (b) their volatility.

The Fund may invest in underlying fixed income funds that have exposure to securities of any duration, maturity or credit quality including high yield debt securities.

The principal investment strategies and principal underlying funds currently expected to comprise the core portfolio, as of the date of this prospectus, are as follows. The investment manager may select additional underlying funds and strategies or remove underlying funds and strategies for investment at any time in their discretion (without the approval of shareholders).

Rising Dividends Strategy (equity)

This strategy focuses on long-term capital appreciation and preservation of capital by investing primarily in equity securities of companies that the investment manager believes have a history of consistent and substantial dividend increases.

U.S. Smart Beta Strategy (equity)

Franklin’s U.S. Smart Beta strategy seeks to provide investment results that closely correspond to a systematic, rules-based proprietary index that is based on the Russell 1000® Index using a methodology developed by FTSE Russell and Franklin Templeton. This methodology seeks to achieve a lower level of risk and higher risk-adjusted performance than the Russell 1000® Index over the long term by applying a multi-factor selection process, which is designed to select equity securities from the Russell 1000® Index that have favorable exposure to four investment style factors – quality, value, momentum and low volatility.

Franklin DynaTech Fund (equity)

The fund seeks capital appreciation by investing primarily in equity securities of companies that its manager believes are leaders in innovation, take advantage of new technologies, have superior management, and benefit from new industry conditions in the dynamically changing global economy.

Franklin Growth Fund (equity)

The fund seeks long-term capital appreciation by investing substantially in the equity securities of companies that are leaders in their industries, and which its manager believes are suitable for a buy-and-hold strategy.

Franklin Low Duration Total Return Fund (fixed-income)

The fund invests primarily in debt securities, including government and corporate debt securities, mortgage- and asset-backed securities, floating rate loans and debt securities, and derivative instruments that provide exposure to such securities targeting an estimated average portfolio duration of three years or less.

Franklin Strategic Income Fund (fixed-income)

The fund seeks to earn a high level of current income and, secondarily, seeks capital appreciation over the long term, by investing at least 65% of its assets in U.S. and foreign debt securities, including those in emerging markets, and derivative instruments that provide exposure to such securities.

Franklin Liberty U.S. Core Bond ETF (fixed-income)

The ETF seeks total return by investing in bonds of U.S. issuers, including government, corporate debt, mortgage-backed and asset-backed securities.

Franklin U.S. Government Securities Fund (fixed-income)

The fund invests at least 80% of its assets in U.S. government securities.

Franklin Income Fund

The fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with relatively high dividends.

Cash, Cash Equivalents and Money Market Securities

With respect to its cash investments, the Fund expects to hold cash, cash equivalents and high quality money market securities, including U.S. Government securities, U.S. Government agency securities, bank obligations, commercial paper, repurchase agreements and affiliated money market funds.

Volatility Management Strategy

The Fund employs a volatility management strategy that seeks to stabilize the number and level of performance swings of the Fund over time. Managing the Fund's volatility to within its Target Volatility is intended to reduce the downside risk of the Fund during periods of significant and sustained market declines. There is, however, no guarantee that the Fund will remain within its Target Volatility. In this context, “volatility” is a statistical measurement of the frequency and level of up and down fluctuations of the Fund’s returns over time. Volatility may result in rapid and dramatic price swings. Volatility, in other words, represents the average annual deviation of the Fund’s return around the average Fund return.

In employing this strategy, Advisers measures the expected annual volatility of the Fund’s core portfolio. If the Fund’s expected annual volatility exceeds the Target Volatility, the Fund will write (sell) one or more equity index futures contracts (usually S&P 500 Index futures contracts) with the goal of decreasing the core portfolio’s exposure to U.S. equity securities so that the expected annual volatility of the Fund is at or below the target of 10%. Generally, Advisers intends to use the strategy to reduce risk and would not employ the volatility management strategy if the expected volatility of the Fund’s core portfolio is at or below the Target Volatility. The volatility management strategy may be employed as often as daily or may not be adjusted for extended periods of time. Whether to employ the strategy, as well as the timing and extent of any adjustments to the strategy, are within the sole discretion of Advisers. The volatility strategy may cause the Fund’s effective exposure to certain asset classes to be greater or less than its direct investments.

In connection with the Fund’s volatility management strategy, Advisers may use a combination of proprietary and third-party risk modeling systems to help it estimate the expected volatility of the Fund’s portfolio on a daily basis. The risk models are based on the historical returns of selected asset classes (or, in some cases, recreations or simulations of such returns) and can reflect certain back-tested data from the previous decade, to help estimate short-term and long-term risk (and volatility). For example, Advisers makes future estimates of the expected volatility of the Fund, including the various asset classes in which it invests. Based on those estimates and other factors, Advisers adjusts the Fund’s exposure to U.S. equity asset classes (through equity index futures contracts) in an attempt to stay within the Fund’s Target Volatility.

With respect to the Fund's derivative investments, the Fund may enter into equity index futures contracts in connection with the Fund’s volatility management strategy. In addition, the underlying funds may enter into various transactions involving complex derivative instruments for hedging or investment purposes.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset, such as a specific index, at a specified price at a specified later date that trades on an exchange. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument specified in the contract at a specified price on a specified date. The sale of an equity index futures contract will allow the Fund to decrease its exposure to a certain asset or asset class. Equity index futures contracts allow for a cash payment of the net gain or loss on the contract at the time of delivery. The Fund may sell futures contracts that trade on U.S. and foreign exchanges. By way of example, when Advisers believes that the value of the U.S. equity securities market is expected to increase in volatility, the Fund could sell futures contracts on S&P 500 futures contracts. If at such future date the value of the securities on the index is less than the amount to be paid by the Fund under the contract, the Fund will recognize a gain that would offset losses on the Fund’s portfolio resulting from volatility in the equity markets.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

The Fund may allocate, without limitation, assets into cash or short-term fixed income securities, and away from riskier assets, such as equity securities. When Advisers believes market or economic conditions are unfavorable for investors, up to 100% of the Fund’s assets may be invested in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high-grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market instruments. Advisers also may invest in these types of securities or hold cash while looking for suitable investment opportunities, to maintain liquidity, to meet expected redemption obligations, or to segregate on the Fund's books in connection with its derivative strategies. In any of these circumstances, the Fund may be unable to achieve its investment goals.

Principal Risks

For purposes of this "Principal Risks" section, the term "investment manager" refers to Advisers, the Fund's sub-advisor or any of the underlying fund's investment managers or sub-advisors, as applicable.

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Volatility Management Strategy

There can be no guarantee that the Fund's volatility management strategy will be successful; moreover, achieving the Fund’s strategy of limiting the Fund’s annual volatility does not mean the Fund will achieve a positive or competitive return. The actual volatility that the Fund experiences may be significantly higher than its Target Volatility. For example, actual realized annual volatility can be expected to exceed the Target Volatility periodically, and this can result in negative returns (losses) that persist beyond one year. In addition, this strategy may expose the Fund to costs to which it would otherwise not have been exposed and, if unsuccessful, may cause the Fund to experience substantial losses greater than what the Fund might have experienced had such strategy not been implemented at all. In addition, the volatility management strategy focuses on managing the volatility of the U.S. equity markets – to the extent the underlying funds have exposure to foreign markets, volatility resulting from those investments will not be managed under the volatility management strategy. Moreover, the volatility management strategy can also be expected to limit the Fund’s participation in market price appreciation when compared to similar funds that do not attempt this strategy.

Advisers expect that, in periods of particularly high volatility in certain markets, the Fund may experience volatility greater than its Target Volatility. The Fund could experience volatility greater than its Target Volatility at any time and for any period of time. Also, the Fund’s net asset value may be more volatile over short-term periods.

In seeking to manage the Fund’s portfolio and overall volatility, Advisers uses proprietary and third-party risk modeling systems to obtain short-term risk and correlation forecasts. These models examine multiple economic factors and asset classes using a large amount of data, including third-party data, selected historical returns (or, in some cases, recreations of such returns), and certain back-tested data over the past ten years. There is no assurance that the modeling systems are complete or accurate, or representative of future market cycles, nor will they necessarily be beneficial to the Fund even if they are accurate. The results generated by these models may perform differently than in the past, or as expected. They may negatively affect Fund performance and the ability of the Fund to meet its goal for various reasons. For example, human judgment plays a role in building, using, testing, and modifying the financial algorithms. Additionally, there is a possibility that historical data may be imprecise or become stale due to new events or changing circumstances which the models may not promptly detect. Market performance can be affected by non-quantitative factors (for example, market or trading system dysfunctions, investor fear or over-reaction or other emotional considerations) that are not easily integrated into risk models. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies).

In cases of extreme market conditions during which there is price dislocation for certain securities or in the event of systemic market dislocation, the Fund’s managed volatility strategy may cause the Fund to be significantly over- or under-exposed to a specific security or asset class. In such cases, the Fund may lose more and, in some cases, may lose significantly more, than it would have lost had the managed volatility strategy or the risk models not been used. In addition, in periods of extreme or sudden market decline, if risk models do not predict, or only detect after a time lag, such sudden or extreme declines, the Fund’s managed volatility strategy will not protect fully against the market decline, realized or actual volatility can be higher than the Target Volatility, and the Fund could be exposed to large losses regardless of its managed volatility strategy. Sustained market disruptions and price dislocation can also prevent the Fund from implementing its investment strategies, including its managed volatility strategy, for a period of time and may prevent the Fund from achieving its investment goal.

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Income

Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall, when dividend income from investments in stocks decline, or when the Fund experiences defaults on debt securities it holds.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Investing in Underlying Funds

Because the Fund invests in underlying funds, and the Fund’s performance is directly related to the performance of the underlying funds held by it, the ability of the Fund to achieve its investment goal is directly related to the ability of the underlying funds to meet their investment goal. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying funds. The risks described herein are the principal risks of the Fund and the underlying funds. For purposes of the discussion of risks of the Fund, “Fund” means the Fund and/or one or more of the underlying funds in which the Fund invests.

Investing in ETFs

The Fund's investments in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETFs’ underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; or, if an index ETF, an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

The Fund's investments in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETFs’ underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities. In addition, an ETF may trade at a premium or discount to its net asset value, as shares of an ETF are bought and sold based on exchanges on market values and not at the ETF’s net asset value. Another risk of investing in ETFs is the possibility that one ETF may buy the same securities that another ETF sells. If this happens, an investor in the Fund would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Also, an investor in the Fund may receive taxable gains from portfolio transactions by an ETF, as well as taxable gains from transactions in shares of the ETF by the Fund. The Fund or the underlying ETFs may hold common portfolio securities, thereby reducing the diversification benefits of the Fund.

High-Yield Debt Securities

High-yield debt securities (including loans) and unrated securities of similar credit quality (high-yield debt instruments or junk bonds) involve greater risk of a complete loss of the Fund's investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate high-yield debt instruments often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments may pose greater illiquidity and valuation risks.

Substantial declines in the prices of high-yield debt instruments can dramatically increase the yield of such instruments. The decline in market prices generally reflects an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than reflecting any increase in income from the higher yield that the debt instrument may pay to the Fund on its investment.

Mortgage Securities and Asset-Backed Securities

Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and the Fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.

Since September 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, has acted as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear how long the conservatorship will last or what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac for the long-term.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

Variable Rate Securities

Variable rate securities (which include floating rate debt securities) generally are less price sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline or not appreciate as quickly as expected when prevailing interest rates rise if the interest rates of the variable rate securities do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. When interest rates fall, there may be a reduction in the payments of interest received by the Fund from its variable rate securities.

Floating Rate Corporate Investments

The senior secured corporate loans and corporate debt securities in which the Fund invests are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. Loan investments issued in such transactions are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy. Such floating rate investments may be rated below investment grade (i.e., also known as "junk bonds"). Although loan investments are generally subject to certain restrictive covenants in favor of the investors, many of these loans may from time to time be reissued or offered as “covenant lite” loans, which may entail potentially increased risk, because they may have fewer or no financial maintenance covenants or restrictions that would normally allow for early intervention and proactive mitigation of credit risk.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Foreign Securities (non-U.S.)

Investing in foreign securities, including sovereign debt securities, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

Developing Markets

The risks of foreign investments typically are greater in less developed countries, sometimes referred to as developing or emerging markets. For example, the political, social, market regulation and economic structures and institutions in these countries, including those supporting the regulatory and legal systems and financial markets, may be less established and more vulnerable to corruption and fraud, and may change rapidly. These countries are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Investments in less developed markets generally are subject to higher fees and expenses and exhibit greater price volatility and valuation challenges. They may be subject to greater risk of expropriation, nationalization, confiscatory or punitive taxation, and foreign investment and divestment restrictions. In addition, a developing market country may experience a devaluation of its currency, a downgrade in the credit ratings of issuers in the country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war.

Restrictions on currency trading that may be imposed by developing market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries. Finally, such securities markets are smaller, relatively less liquid and may not be as efficient or established in terms of settlement, custody and securities registration.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund’s investment manager.

The Fund is managed by a team of dedicated professionals. The portfolio managers of the team are as follows:

Thomas A. Nelson, CFA

Portfolio Manager of Advisers

Mr. Nelson has been a lead portfolio manager of the Fund since 2015. He joined Franklin Templeton in 2007.

Vaneet Chadha, CFA

Portfolio Manager of Advisers

Mr. Chadha has been a portfolio manager of the volatilty management strategy of Fund since May 2020. He joined Franklin Templeton in 2012.

Sundaram Chettiappan, CFA

Portfolio Manager of Advisers

Mr. Chettiappan has been a portfolio manager of the U.S. smart beta strategy of the Fund since May 2020. He joined Franklin Templeton in 2018. Prior to joining Franklin Templeton, he was a Senior Quantitative Researcher within the Systematic Strategies Group at Balyasny Asset Management.

Nicholas P. B. Getaz, CFA

Portfolio Manager of Advisers

Mr. Getaz has been a portfolio manager of the rising dividends strategy of the Fund since 2019. He joined Franklin Templeton in 2011.

Matthew D. Quinlan

Vice President of Advisers

Mr. Quinlan has been a portfolio manager of the rising dividends strategy of the Fund since 2019. He joined Franklin Templeton in 2005.

Chandra Seethamraju, Ph.D.

Portfolio Manager of Advisers

Dr. Seethamraju has been a portfolio manager of the U.S. smart beta strategy of the Fund since May 2020. He joined Franklin Templeton in 2013.

Mr. Nelson has final authority over all aspects of the Fund's investment portfolio, including but not limited to the Fund's investment decisions relating to the allocation of assets of the Fund’s core portfolio, its volatility management strategy, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. Mr. Chadha has primary responsibility for the investments of the volatility management strategy of the Fund and has authority over all aspects of the volatility management strategy of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities and portfolio risk assessment. Messrs. Getaz and Quinlan have primary responsibilities for the investments of the rising dividends strategy of the Fund and have equal authority over all aspects of the rising dividends strategy of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities and portfolio risk assessment. Mr. Chettiappan and Dr. Seethamraju have primary responsibilities for the U.S. smart beta strategy of the Fund and have equal authority over all aspects of the U.S. smart beta strategy of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities and portfolio risk assessment. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019 Advisers agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. Advisers has also agreed to waive a portion of the Fund’s advisory fee equal to the advisory fee it or its affiliates receive from affiliated underlying funds with respect to the Fund’s assets invested in those affiliated underlying funds. In addition, Advisers has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, administration fees, and other expenses, but excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed 0.65% until April 30, 2021. For the fiscal year ended December 31, 2019, the management fees before and after such waivers were 0.80% and 0.58%, respectively.

Advisers compensates the sub-advisor for providing investment advice and analysis and for managing that portion of the Fund's assets allocated to it from time to time by Advisers. The separate portions of the Fund's assets managed by Advisers are allocated fees that are retained from, and not in addition to, the overall investment management fee paid to Advisers by the Fund.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 2 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 2	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 10.82	$ 11.67	$ 10.10	$ 9.68	$ 10.20
Income from investment operations:[a]
Net investment incomeb, [c]	0.22	0.21	0.16	0.16	0.10
Net realized and unrealized gains (losses)	1.70	-1.02	1.41	0.28	-0.42
Total from investment operations	1.92	-0.81	1.57	0.44	-0.32
Less distributions from:
Net investment income and net foreign currency gains	—	-0.04	—	-—[g]	-0.05
Net realized gains	-0.14	—	—	-0.02	-0.15
Total distributions	-0.14	-0.04	—	-0.02	-0.20
Net asset value, end of year	$ 12.60	$ 10.82	$ 11.67	$ 10.10	$ 9.68
Total return[d]	17.82%	-6.93%	15.54%	4.39%	-3.12%
Ratios to average net assets
Expenses before waiver and payments by affiliates[e]	1.12%	1.10%	1.14%	1.25%	1.77%
Expenses net of waiver and payments by affiliates[e]	0.90%[f]	0.75%[f]	0.73%[f]	0.73%[f]	0.93%
Net investment income[c]	1.87%	1.85%	1.44%	1.50%	1.30%
Supplemental data
Net assets, end of year (000’s)	$ 39	$ 33	$ 36	$ 31	$ 8,703
Portfolio turnover rate	4.99%	6.28%	5.69%	1.00%	95.15%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

d. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

e. Does not include expenses of the Underlying Funds and exchange traded funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds and exchange traded funds was 0.18% for the year ended December 31, 2018.

f. Benefit of expense reduction rounds to less than 0.01%.

g. Amount rounds to less than $0.01 per share.

Templeton Developing Markets VIP Fund

Investment Goal

The Fund’s investment goal is long-term capital appreciation.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy.

Emerging market or "developing market" countries, which may include frontier market countries, generally include those considered to be emerging by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities; countries with a stock market capitalization of less than 3% of the MSCI World Index; or countries included in the MSCI Emerging Markets Index or the MSCI Frontier Markets Index. These countries are typically located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. Emerging market or "developing market" equity securities and developing market countries are more fully described in the SAI.

The Fund invests primarily in the equity securities (principally common and preferred stocks and American, Global and European Depositary Receipts) of developing market companies. For purposes of the Fund's investments, developing market companies are those:

  whose principal securities trading markets are in developing market countries; or
  that derive 50% or more of their total revenue or profit from either goods or services produced or sales made in developing market countries; or
  that have 50% or more of their assets in developing market countries; or
  that are linked to currencies of developing market countries; or
  that are organized under the laws of, or with principal offices in, developing market countries.

In addition to the Fund's main investments, the Fund may invest up to 20% of its net assets in the securities of issuers in developed market countries.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company's business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks, preferred stocks and depositary receipts are examples of equity securities.

The Fund's investments in equity securities may include investments in the securities of any capitalization, including a portion in small and mid capitalization companies. The Fund also invests in American, Global, and European Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

The Fund, from time to time, may have significant investments in one or more countries, such as China or South Korea, or in particular industries or sectors, such as the consumer discretionary, communications services, financial services and technology sectors.

Portfolio Selection

When choosing equity investments for the Fund, the investment manager applies a fundamental research, value-oriented, long-term approach, focusing on the market price of a company's securities relative to the investment manager's evaluation of the company's long-term earnings, asset value and cash flow potential. This includes an assessment by the investment manager of the potential impacts of material environmental, social and governance factors on the long-term risk and return profile of a company. The investment manager also considers a company's profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price of the company's securities. The analysis considers the company's position in its sector, the economic framework and political environment.

The investment manager may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in U.S. or non-U.S. currency denominated short-term or medium-term (generally less than 5 years for this Fund) investments. Temporary defensive investments generally may include money market securities, including shares of money market funds managed by affiliates of the investment manager, and exchange-traded funds, U.S. and foreign government securities, high grade commercial paper, bank obligations, and repurchase agreements denominated in the currency of any nation. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Trade disputes. The economies of foreign countries dependent on large export sectors may be adversely affected by trade disputes with key trading partners and escalating tariffs imposed on goods and services produced by such countries. A national economic slowdown in the export sector may also affect companies that are not heavily dependent on exports. To the extent a country engages in retaliatory tariffs, a company that relies on imported parts to produce its own goods may experience increased costs of production or reduced profitability, which may affect consumers, investors and the domestic economy. Trade disputes and retaliatory actions may include embargoes and other trade limitations, which may trigger a significant reduction in international trade and impact the global economy. Trade disputes may also lead to increased currency exchange rate volatility, which can adversely affect the prices of Fund securities valued in US dollars. The potential threat of trade disputes may also negatively affect investor confidence in the markets generally and investment growth.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

China companies. There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

Frontier market countries. Frontier market countries, which are a subset of developing markets countries, generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Developing market countries. The Fund's investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

  less social, political and economic stability;
  a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war;
  smaller securities markets with low or non-existent trading volume and greater illiquidity and price volatility;
  more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  less transparent and established taxation policies;
  less developed regulatory or legal structures governing private and foreign investment or allowing for judicial redress for injury to private property, such as bankruptcy;
  less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;
  less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;
  less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;
  greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;
  higher rates of inflation and more rapid and extreme fluctuations in inflation rates;
  greater sensitivity to interest rate changes;
  increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;
  greater debt burdens relative to the size of the economy;
  more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and
  less assurance that when favorable economic developments occur, they will not be slowed or reversed by unanticipated economic, political or social events in such countries.

Because of the above factors, the Fund's investments in developing market countries may be subject to greater price volatility and illiquidity than investments in developed markets.

The definition of developing market countries or companies as used in this prospectus may differ from the definition of the same terms as used in other Franklin Templeton fund prospectuses.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Consumer discretionary companies. Companies in the consumer discretionary sector could be affected by, among other things, overall economic conditions, interest rates, consumer confidence, and disposable income.

Communications services. Companies that provide communications services are subject to a variety of risk factors including: significant competitive pressures, such as new market entrants, aggressive pricing and competition for market share; the potential for falling profit margins; and the risks that new services, or equipment or technologies they are based upon or related to will not be accepted by consumers and businesses or will rapidly become obsolete. These factors can affect the profitability of communications services companies and, as a result, the value of their securities. In addition, because many communications services companies are in early stages of development, they are particularly vulnerable to these risks, as well as the potential of both accidental and deliberate disruption or failure of services or equipment. Portions of the communications industries are also subject to government regulation, which may affect company profitability and share price.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Technology companies. Technology company stocks can be subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies. Electronic technology and technology services companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Value Investing

Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The investment manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company's value (and do not become buyers, or if they become sellers or favor investing in faster growing companies), value stocks may not increase in value as anticipated by the investment manager and may even decline in value.

Depositary Receipts

Depositary receipts are subject to many of the risks of the underlying security. For some depositary receipts, the custodian or similar financial institution that holds the issuer's shares in a trust account is located in the issuer's home country. The Fund could be exposed to the credit risk of the custodian or financial institution, and in cases where the issuer’s home country does not have developed financial markets, greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Templeton Asset Management Ltd. (Asset Management), 7 Temasek Boulevard, Suntec Tower One, #38-3, Singapore 038987, is the Fund's investment manager. Asset Management has a branch office in Hong Kong. Asset Management an indirect subsidiary of Franklin Resources., Inc. (Resources)

The Fund is managed by a dedicated professional focused on investments in developing and emerging markets. The portfolio manager of the Fund is as follows:

Chetan Sehgal, CFA

Director of Global Emerging Markets/Small Cap Strategies of the Templeton Emerging Markets Group and portfolio manager of Asset Management

Mr. Sehgal has been a portfolio manager of the Fund since 2017. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 1995.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Asset Management a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Asset Management agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. However, this fee reduction was less than 0.01% of the Fund's average net assets. The management fees were 1.05%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 2 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 2	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 8.54	$ 10.23	$ 7.36	$ 6.32	$ 9.20
Income from investment operations:[a]
Net investment income[b]	0.15	0.07	0.05	0.04	0.04
Net realized and unrealized gains (losses)	2.11	-1.68	2.91	1.06	-1.61
Total from investment operations	2.26	-1.61	2.96	1.10	-1.57
Less distributions from:
Net investment income	-0.09	-0.08	-0.09	-0.06	-0.18
Net realized gains	—	—	—	—	-1.13
Total distributions	-0.09	-0.08	-0.09	-0.06	-1.31
Net asset value, end of year	$ 10.71	$ 8.54	$ 10.23	$ 7.36	$ 6.32
Total return[c]	26.70%	-15.79%	40.41%	17.44%	-19.60%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.40%	1.49%	1.61%	1.63%	1.58%
Expenses net of waiver and payments by affiliates	1.40%[d]	1.49%[d]	1.60%[e]	1.61%	1.57%
Net investment income	1.58%	0.74%	0.61%	0.54%	0.49%
Supplemental data
Net assets, end of year (000’s)	$ 231,645	$ 195,305	$ 270,433	$ 205,151	$ 192,120
Portfolio turnover rate	18.04%	9.22%	10.76%	26.78%	71.69%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

e. Benefit of expense reduction rounds to less than 0.01%.

Templeton Foreign VIP Fund

Investment Goal

The Fund's investment goal is long-term capital growth.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. Under normal market conditions, the Fund invests predominantly in equity securities, primarily to predominantly common stock, and, while there are no set percentage targets, the Fund invests predominantly in large to mid capitalization companies with market capitalization values (share price multiplied by the number of common stock shares outstanding) greater than $2 billion and may invest a portion in small capitalization companies.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks, and securities convertible into common stocks, are examples of equity securities. The Fund also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The Fund, from time to time, may have significant investments in one or more countries or regions, such as Europe, or in particular sectors such as energy, financial services and healthcare.

The Fund may, from time to time, engage in equity-related derivatives, which may include buying and selling (writing) put and call options on individual securities (including ETFs) and indices, and engaging in equity futures and equity index futures, for various purposes, including enhancing Fund returns, increasing liquidity, gaining exposure to individual securities and particular markets in more efficient or less expensive ways, generating additional income for the Fund, and/or hedging risks relating to changes in certain equity markets.

The Fund may also, from time to time, engage in currency-related derivatives, such as currency and cross-currency forwards and currency futures contracts, to seek to hedge (protect) against currency risks.

A currency forward contract is an obligation to purchase or sell a specific foreign currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A currency forward will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. When used for hedging purposes, a currency forward should help protect the Fund against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument specified in the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to purchase the underlying instrument specified in the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts used by the Fund allow for a cash payment of the net gain or loss on the contract at maturity, in lieu of delivery of the underlying instrument or asset, some require the actual delivery or acquisition of the underlying instrument. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. For example, when the investment manager expects the price of a stock held by the Fund to decline in value, the Fund may also purchase put options that are expected to increase in value as the market price of the stock declines to hedge against such anticipated decline in value. The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

The Fund may invest in equity-linked notes (ELNs), which are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form. The Fund may engage in all types of ELNs, including those that: (1) provide for protection of the Fund’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the Fund to the risk of loss of the Fund’s principal investment. ELNs can provide the Fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative.

Portfolio Selection

When choosing equity investments for the Fund, the investment manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. This includes an assessment by the investment manager of the potential impacts of material environmental, social and governance factors on the long-term risk and return profile of a company. The investment manager also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

The investment manager may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market securities, including shares of money market funds managed by the investment manager or its affiliates, or short-term debt securities. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

The risk of investments in Europe may be heightened due to the January 31, 2020 departure of the United Kingdom from the European Union (EU) and resulting uncertainty about trade negotiations and economic effects of the departure, which may cause increased market volatility.

Developing market countries. The Fund's investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

  less social, political and economic stability;
  a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war;
  smaller securities markets with low or non-existent trading volume and greater illiquidity and price volatility;
  more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  less transparent and established taxation policies;
  less developed regulatory or legal structures governing private and foreign investment or allowing for judicial redress for injury to private property, such as bankruptcy;
  less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;
  less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;
  less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;
  greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;
  higher rates of inflation and more rapid and extreme fluctuations in inflation rates;
  greater sensitivity to interest rate changes;
  increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;
  greater debt burdens relative to the size of the economy;
  more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and
  less assurance that when favorable economic developments occur, they will not be slowed or reversed by unanticipated economic, political or social events in such countries.

Because of the above factors, the Fund's investments in developing market countries may be subject to greater price volatility and illiquidity than investments in developed markets.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such derivatives often have risks similar to the underlying instrument in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements and currency forwards, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Value Style Investing

Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The investment manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company's value (and do not become buyers, or if they become sellers or favor investing in faster growing companies), value stocks may not increase in value as anticipated by the investment manager and may even decline in value.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Energy companies. Companies that are involved in oil or gas exploration, production, refining or marketing, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economics, politics and regulation.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Depositary Receipts

Depositary receipts are subject to many of the risks of the underlying security. For some depositary receipts, the custodian or similar financial institution that holds the issuer's shares in a trust account is located in the issuer's home country. The Fund could be exposed to the credit risk of the custodian or financial institution, and in cases where the issuer’s home country does not have developed financial markets, greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Equity-Linked Notes (ELNs)

Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risks. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and the Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed-income investment.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Templeton Investment Counsel, LLC (Investment Counsel), 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, is the Fund’s investment manager.

The Fund is managed by a team of dedicated professionals focused on global investments of issuers outside the U.S. The portfolio managers of the team are as follows:

Peter A. Nori, CFA

Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel

Mr. Nori has been the lead portfolio manager of the Fund since 1999. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 1987.

Matthew R. Nagle, CFA

Portfolio Manager of Investment Counsel

Mr. Nagle has been a portfolio manager of the Fund since 2018, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2003.

Heather Waddell, CFA

Senior Vice President/Portfolio Manager - Research Analyst of Investment Counsel

Ms. Waddell has been a portfolio manager of the Fund since 2018, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton in 1996.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Investment Counsel a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Investment Counsel agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. The management fees before and after such waiver were 0.80% and 0.78%, respectively.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 2 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 2	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 12.74	$ 15.47	$ 13.61	$ 13.20	$ 15.05
Income from investment operations:[a]
Net investment income[b]	0.40	0.25	0.26	0.28	0.27
Net realized and unrealized gains (losses)	1.16	-2.58	1.98	0.62	-1.13
Total from investment operations	1.56	-2.33	2.24	0.90	-0.86
Less distributions from:
Net investment income	-0.23	-0.40	-0.38	-0.26	-0.49
Net realized gains	-0.14	—	—	-0.23	-0.50
Total distributions	-0.37	-0.40	-0.38	-0.49	-0.99
Net asset value, end of year	$ 13.93	$ 12.74	$ 15.47	$ 13.61	$ 13.20
Total return[c]	12.53%	-15.44%	16.69%	7.18%	-6.49%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.10%	1.08%	1.07%	1.05%	1.03%
Expenses net of waiver and payments by affiliates	1.08%	1.06%	1.06%[d]	1.03%	1.03%[e]
Net investment income	3.00%	1.71%	1.74%	2.13%	1.80%
Supplemental data
Net assets, end of year (000’s)	$ 1,117,813	$ 1,060,101	$ 1,394,475	$ 1,436,518	$ 1,456,854
Portfolio turnover rate	28.52%	21.38%	26.81%	20.93%	15.15%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

Templeton Global Bond VIP Fund

Investment Goal

The Fund’s investment goal is high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in "bonds." Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures. Shareholders will be given at least 60 days' advance notice of any change to the 80% policy. The Fund invests predominantly in bonds issued by governments, government-related entities and government agencies located around the world. Bonds may be denominated and issued in the local currency or in another currency. The Fund may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. Under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities. In addition, the Fund's assets are invested in issuers located in at least three countries (including the U.S.). The Fund may invest without limit in developing markets.

Bonds represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Although the Fund may buy bonds rated in any category, it focuses on "investment grade" bonds. These are issues rated in the top four rating categories by at least one independent rating agency, such as Standard & Poor's (S&P®) or Moody's Investors Service (Moody's) or, if unrated, determined by the Fund's investment manager to be of comparable quality. However, ratings by the independent rating agencies are relative and subjective, are not absolute standards of quality, and do not evaluate the market risk of securities. The Fund may invest up to 25% of its total assets in debt securities that are rated below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the greater risk of default or of price fluctuations due to changes in the issuer's creditworthiness. Such lower rated but higher yielding securities are sometimes referred to as "junk bonds." If, subsequent to its purchase a security is downgraded in rating or goes into default, the Fund will consider such events in its evaluation of the overall investment merits of that security but will not necessarily dispose of the security immediately.

Many debt securities of non-U.S. issuers, and especially developing market issuers, are rated below investment grade or are unrated so that their selection depends on the investment manager’s internal analysis.

The Fund may invest in debt securities of any maturity. The average maturity or duration of debt securities in the Fund’s portfolio will fluctuate depending on the investment manager’s outlook on changing market, economic, and political conditions.

The Fund is a "non-diversified" fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

For purposes of pursuing its investment goals, the Fund regularly enters into currency-related derivative instruments, such as currency and cross currency forwards, currency and currency index futures contracts and currency options. The Fund maintains extensive positions in currency-related derivatives instruments as a hedging technique or to implement a currency investment strategy, which could expose a large amount of the Fund’s assets to obligations under these instruments. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The results of such transactions may also represent, from time to time, a significant component of the Fund’s investment returns. The Fund may also enter into interest rate-related derivatives, such as interest rate or bond futures and interest rate swap agreements and credit-related derivatives, such as credit default swaps. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

The Fund may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, interest rates and other market factors. By way of example, when the investment manager believes that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Fund could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a gain. Conversely, if the value of the foreign currency is less than the current amount of the U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a loss. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Fund is denominated in that currency, or it may be used to hedge the Fund’s position by entering into a transaction on another currency expected to perform similarly to the currency of the security held or to be purchased (a “proxy hedge”).

A currency forward contract is an obligation to purchase or sell a specific foreign currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A currency forward will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. When used for hedging purposes, a currency forward should help to protect the Fund against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire a specified quantity of the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts used by the Fund allow for a cash payment of the net gain or loss on the contract at maturity in lieu of delivery of the underlying instruments, some require the actual delivery or acquisition of the underlying instrument or asset. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Swap agreements, such as interest rate and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one rate is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).

For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the seller that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. The buyer of the credit default swap is purchasing the obligation of its counterparty to offset losses the buyer could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. The contingent payment by the seller generally is either the face amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event.

The Fund may, at times, maintain a large position in cash and cash equivalents (including money market funds).

Portfolio Selection

The investment manager allocates the Fund's assets based upon its assessment of changing market, political and economic conditions. It considers various factors, including evaluation of interest rates, currency exchange rate changes and credit risks. The investment manager may consider selling a security when it believes the security has become fully valued due to either its price appreciation or changes in the issuer's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, short-term bank time deposits, bankers' acceptances, repurchase agreements and money market fund shares (including shares of an affiliated money market fund). The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities, to maintain liquidity or to segregate on the Fund's books in connection with its derivative strategies, such as forward currency contracts or currency or interest rate futures positions. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Foreign Securities (non-U.S.)

Investing in foreign securities, including sovereign debt securities, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Sovereign debt securities. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. Sovereign debtors also may be dependent on expected disbursements from other foreign governments or multinational agencies and the country’s access to, or balance of, trade. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit and security agreements. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.

In the event of a default on sovereign debt, the Fund may have limited legal recourse against the defaulting government entity. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due, and any rights the Fund may have may be restricted pursuant to the terms of applicable treaties with such sovereign entity. If a sovereign entity defaults, it may request additional time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay or such legal process may be relatively more expensive, nor are there bankruptcy proceedings by which the Fund may collect in whole or in part on debt issued by a sovereign entity. In certain cases, remedies must be pursued in the courts located in the country of the defaulting sovereign entity itself, which may further limit the Fund’s ability to obtain recourse.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

Developing market countries. The Fund's investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

  less social, political and economic stability;
  a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war;
  smaller securities markets with low or non-existent trading volume and greater illiquidity and price volatility;
  more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  less transparent and established taxation policies;
  less developed regulatory or legal structures governing private and foreign investment or allowing for judicial redress for injury to private property, such as bankruptcy;
  less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;
  less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;
  less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;
  greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;
  higher rates of inflation and more rapid and extreme fluctuations in inflation rates;
  greater sensitivity to interest rate changes;
  increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;
  greater debt burdens relative to the size of the economy;
  more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and
  less assurance that when favorable economic developments occur, they will not be slowed or reversed by unanticipated economic, political or social events in such countries.

Because of the above factors, the Fund's investments in developing market countries may be subject to greater price volatility and illiquidity than investments in developed markets.

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

High-Yield Debt Securities

High-yield debt securities (including loans) and unrated securities of similar credit quality (high-yield debt instruments or junk bonds) involve greater risk of a complete loss of the Fund's investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate high-yield debt instruments often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments may pose greater illiquidity and valuation risks.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

Many swaps currently are, and others eventually are expected to be, required to be cleared through a central counterparty. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to OTC swaps, but it does not eliminate those risks completely. With cleared swaps, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (FCM) with which the Fund has an open position, or the central counterparty in a swap contract. With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, Commodity Futures Trading Commission (CFTC) and the exchanges are authorized to take extraordinary actions in the event of a market emergency. It is not possible to predict fully the effects of current or future regulation.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Inflation-Indexed Securities

Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors, such as the Fund, do not receive their principal until maturity.

Income

The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon the sale of a debt security. The Fund's income generally declines during periods of falling benchmark interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, sale, call, or buy-back) at a lower rate of interest or return.

Non-Diversification

The Fund is a "non-diversified" fund. It generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. The Fund may be more sensitive to a single economic, business, political, regulatory or other occurrence than a more diversified fund might be, which may negatively impact the Fund's performance and result in greater fluctuation in the value of the Fund's shares.

Debt Securities Ratings

The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer's current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or that are no longer accurate.

Unrated Debt Securities

Unrated debt securities determined by the investment manager to be of comparable credit quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information and independent credit analysis are typically available about unrated securities or issuers, and therefore they may be subject to greater risk of default.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Cash Position

To the extent that the Fund holds a large position in cash/cash equivalents (including money market funds) the Fund may lose opportunities to participate in market appreciation and may have lower returns than if the Fund made other investments. In such circumstances, the Fund may not achieve its investment goal.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

The Fund is managed by the following dedicated professionals focused on investments of bonds issued by government and government agencies around the world:

Michael Hasenstab, Ph.D.

Executive Vice President of Advisers

Dr. Hasenstab has been a lead portfolio manager of the Fund since 2001. He has primary responsibility for the investments of the Fund. Dr. Hasenstab has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Dr. Hasenstab first joined Franklin Templeton in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.

Calvin Ho, Ph.D.

Senior Vice President of Advisers

Dr. Ho has been a portfolio manager of the Fund since 2018, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton in 2005.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Advisers agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. The management fees before and after such waiver were 0.46% and 0.37%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 2 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 2	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 16.83	$ 16.51	$ 16.25	$ 15.80	$ 17.99
Income from investment operations:[a]
Net investment income[b]	0.82	0.81	0.76	0.56	0.46
Net realized and unrealized gains (losses)	-0.53	-0.49	-0.45	-0.10	-1.17
Total from investment operations	0.29	0.32	0.31	0.46	-0.71
Less distributions from:
Net investment income and net foreign currency gains	-1.21	—	—	—	-1.39
Net realized gains	—	—	-0.05	-0.01	-0.09
Total distributions	-1.21	—	-0.05	-0.01	-1.48
Net asset value, end of year	$ 15.91	$ 16.83	$ 16.51	$ 16.25	$ 15.80
Total return[c]	1.63%	1.94%	1.93%	2.94%	-4.30%
Ratios to average net assets
Expenses before waiver and payments by affiliates and expense reduction	0.78%	0.81%	0.78%	0.78%	0.77%
Expenses net of waiver and payments by affiliates	0.69%	0.72%	0.71%	0.73%	0.77%[e]
Expenses net of waiver and payments by affiliates and expense reduction	0.67%	0.70%	0.71%[d]	0.73%[d]	0.77%e, [d]
Net investment income	4.97%	4.84%	4.56%	3.63%	2.74%
Supplemental data
Net assets, end of year (000’s)	$ 2,389,610	$ 2,544,900	$ 2,730,081	$ 2,812,535	$ 2,971,667
Portfolio turnover rate	22.58%	18.22%	37.97%	59.00%	51.58%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

Templeton Growth VIP Fund

Investment Goal

The Fund’s investment goal is long-term capital growth.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including developing markets. The equity securities in which the Fund primarily invests are common stock.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks, and securities convertible into common stocks, are examples of equity securities. The Fund may invest in companies of any size, including small and mid capitalization companies. The Fund also invests in depositary receipts. These are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

Depending upon current market conditions, the Fund may invest up to 20% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

Although the Fund seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Fund may have significant investments in particular countries or regions, such as Europe, or sectors such as healthcare, energy and financial services.

The Fund may, from time to time, seek to hedge against market risk, gain exposure to individual securities or generate additional income for the Fund by engaging in equity-related derivatives, such as exchange traded and over-the-counter equity put and call options on individual securities.

In addition to the principal investment strategies set forth above, the Fund may, from time to time, engage in currency-related derivatives, such as currency and cross-currency forwards and currency futures contracts, to seek to hedge (protect) against currency risks. The Fund also may, from time to time, engage in equity-related derivatives, which may include buying and selling (writing) put and call options on individual securities (including ETFs) and indices, and engaging in equity futures and equity index futures, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to individual securities and particular markets in more efficient or less expensive ways, generating additional income for the Fund and/or hedging risks relating to changes in certain equity markets.

A currency forward contract is an obligation to purchase or sell a specific foreign currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A currency forward will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. When used for hedging purposes, a currency forward should help protect the Fund against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire a specified quantity of the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts used by the Fund allow for a cash payment of the net gain or loss on the contract at maturity in lieu of delivery of the underlying instruments, some require the actual delivery or acquisition of the underlying instrument or asset. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. For example, when the investment manager expects the price of a stock held by the Fund to decline in value, the Fund may also purchase put options that are expected to increase in value as the market price of the stock declines to hedge against such anticipated decline in value. The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

The Fund may invest in equity-linked notes (ELNs), which are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form. The Fund may engage in all types of ELNs, including those that: (1) provide for protection of the Fund’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the Fund to the risk of loss of the Fund’s principal investment. ELNs can provide the Fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative.

Portfolio Selection

When choosing equity investments for the Fund, the investment manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. This includes an assessment by the investment manager of the potential impacts of material environmental, social and governance factors on the long-term risk and return profile of a company. The investment manager also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

The investment manager may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper, and repurchase agreements. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

The risk of investments in Europe may be heightened due to the January 31, 2020 departure of the United Kingdom from the European Union (EU) and resulting uncertainty about trade negotiations and economic effects of the departure, which may cause increased market volatility.

Developing market countries. The Fund's investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

  less social, political and economic stability;
  a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war;
  smaller securities markets with low or non-existent trading volume and greater illiquidity and price volatility;
  more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  less transparent and established taxation policies;
  less developed regulatory or legal structures governing private and foreign investment or allowing for judicial redress for injury to private property, such as bankruptcy;
  less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;
  less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;
  less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;
  greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;
  higher rates of inflation and more rapid and extreme fluctuations in inflation rates;
  greater sensitivity to interest rate changes;
  increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;
  greater debt burdens relative to the size of the economy;
  more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and
  less assurance that when favorable economic developments occur, they will not be slowed or reversed by unanticipated economic, political or social events in such countries.

Because of the above factors, the Fund's investments in developing market countries may be subject to greater price volatility and illiquidity than investments in developed markets.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Equity-Linked Notes (ELNs)

Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risks. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and the Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed-income investment.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Value Style Investing

Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The investment manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company's value (and do not become buyers, or if they become sellers or favor investing in faster growing companies), value stocks may not increase in value as anticipated by the investment manager and may even decline in value.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Energy companies. Companies that are involved in oil or gas exploration, production, refining or marketing, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economics, politics and regulation.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Depositary Receipts

Depositary receipts are subject to many of the risks of the underlying security. For some depositary receipts, the custodian or similar financial institution that holds the issuer's shares in a trust account is located in the issuer's home country. The Fund could be exposed to the credit risk of the custodian or financial institution, and in cases where the issuer’s home country does not have developed financial markets, greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Templeton Global Advisors Limited (Global Advisors), Lyford Cay, Nassau, Bahamas, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies anywhere in the world. The portfolio managers of the team are as follows:

Peter M. Moeschter, CFA

Executive Vice President and Director of Global Advisors

Mr. Moeschter has been a portfolio manager of the Fund since February 2019 and a lead portfolio manager since July 2019. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 1997.

Herbert J. Arnett, Jr.

Vice President of Global Advisors

Mr. Arnett has been a portfolio manager of the Fund since 2017. He joined Franklin Templeton in 1996.

Christopher James Peel, CFA

Vice President of Global Advisors

Mr. Peel has been a portfolio manager of the Fund since 2017. He joined Franklin Templeton in 2007.

Warren Pustam, CFA

Vice President of Global Advisors

Mr. Pustam has been a portfolio manager of the Fund since July 2019. He joined Franklin Templeton in 2013.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Global Advisors a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Global Advisors agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. However, this fee reduction was less than 0.01% of the Fund's average net assets. The management fees were 0.82%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 2 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 2	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 12.21	$ 15.97	$ 13.70	$ 13.32	$ 14.61
Income from investment operations:[a]
Net investment income[b]	0.26	0.24	0.25	0.23	0.25
Net realized and unrealized gains (losses)	1.28	-2.38	2.26	0.94	-1.16
Total from investment operations	1.54	-2.14	2.51	1.17	-0.91
Less distributions from:
Net investment income	-0.36	-0.31	-0.24	-0.27	-0.38
Net realized gains	-2.49	-1.31	—	-0.52	—
Total distributions	-2.85	-1.62	-0.24	-0.79	-0.38
Net asset value, end of year	$ 10.90	$ 12.21	$ 15.97	$ 13.70	$ 13.32
Total return[c]	15.15%	-14.85%	18.50%	9.62%	-6.49%
Ratios to average net assets
Expenses[d]	1.11%	1.08%	1.07%[e]	1.07%	1.05%
Net investment income	2.27%	1.65%	1.69%	1.76%	1.71%
Supplemental data
Net assets, end of year (000’s)	$ 659,412	$ 625,311	$ 879,521	$ 876,128	$ 921,895
Portfolio turnover rate	19.69%	29.25%	26.46%	22.88%	20.92%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

e. Benefit of expense reduction rounds to less than 0.01%.

Additional Information, All Funds

Dealer Compensation

Franklin Templeton Distributors, Inc. (Distributors) and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds, or participate in the offering of variable insurance products that invest in the Trust (VIP Qualifying Dealers); such financial support may be made by payments from Distributors' and/or its affiliates' resources, including from Distributors' retention of underwriting concessions and, in the case of Rule 12b-1 share classes, from payments to Distributors under such plans.

Distributors makes these payments in connection with VIP Qualifying Dealers' efforts to educate financial advisors about our funds. A number of factors will be considered in determining payments, including such dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, Distributors and/or its affiliates may pay or allow other promotional incentives or payments to dealers. Sale of shares of the Funds, as well as shares of other Franklin Templeton funds, is not considered a factor in the selection of securities dealers to execute the Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by VIP Qualifying Dealers is not considered marketing support payments.

You can find further details in the SAI about the payments made by Distributors and/or its affiliates and the services provided by your VIP Qualifying Dealer. While your insurance company's fees and charges are generally disclosed in the insurance contract prospectus, your VIP Qualifying Dealer may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your insurance company and VIP Qualifying Dealer for information about any payments they receive from Distributors and/or its affiliates and any services they provide, as well as about fees and/or commissions they charge. These payments and other fees and charges are not reflected in the fee table included in this prospectus. Additional disclosure may be included in the insurance contract prospectus.

Portfolio Holdings

A description of the Trust's policies and procedures regarding the release of portfolio holdings information for each Fund of the Trust (collectively, the "Fund") is also available in the Trust's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

Statements and Reports

Contract Owners should receive financial reports for the Fund related to their Contract from the sponsoring Insurer every six months.

Administrative Services

Franklin Templeton Services, LLC (FT Services) has an agreement with the investment managers to provide certain administrative services and facilities for each Fund.

FT Services, on behalf of itself and other affiliates of the managers, makes certain payments to insurance companies out of its own resources for certain services provided to the Funds by insurance companies relating to their investment in the Funds on behalf of variable contract owners. See the SAI for more information.

Distributions and Taxes

Income and Capital Gains Distributions

As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to its shareholders. Each Fund (sometimes referred to as “the Fund”) intends to pay income dividends at least annually from its net investment income. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Tax Considerations

The Trust consists of multiple Funds each of which for federal income tax purposes is treated separately from any other. Each Fund expects to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the assets, income and distributions of the Fund are considered separately for purposes of determining whether the Fund qualifies as a regulated investment company. If the Fund so qualifies, it will not be subject to federal income tax on the portion of its income and gains that it distributes to shareholders. Additionally, each Fund intends to comply with the diversification requirements imposed by Section 817(h) of the Code.

For federal income tax purposes, the insurance companies and their separate accounts are treated as the owners of the shares of the Fund selected as an investment option rather than the purchasers of a variable annuity contract or variable life insurance policy (variable contracts). In light of the tax-favored status of life insurance company separate accounts, there should be no adverse federal income tax consequences to them as a result of their buying, holding, exchanging or selling Fund shares or on their receipt of Fund distributions, subject to applicable limitations under the Code.

Insurance companies offer variable annuity and variable life insurance products to investors including pension plans (Contracts), through separate accounts (Insurers). When shares of the Fund are investment options of Contracts, separate accounts, and not the owners of the Contracts including group contract and pension plan certificate holders (Contract Owners), are generally the shareholders of the Fund. As a result, it is anticipated that any income dividends or capital gains distributions paid by the Fund will be exempt from current taxation to the purchaser of such variable contracts if left to accumulate within a variable contract. Withdrawals from such contracts may be subject to ordinary income tax and, if such withdrawals are made before age 59 ½, a 10% penalty tax. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Fund are underlying investment options.

Other tax information. This discussion of “Distributions and Taxes” is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances and about any federal, state or local tax consequences before making an investment in a variable contract or the Fund.

Fund Account Information

Buying Shares

Insurance companies offer variable annuity and variable life insurance products to investors including pension plans (Contracts), through separate accounts (Insurers). When shares of the Fund are investment options of Contracts, separate accounts, and not the owners of the Contracts including group contract and pension plan certificate holders (Contract Owners), are generally the shareholders of the Fund. Shares of the Fund may also be purchased by other mutual funds (funds of funds).

Shares of the Fund are sold at net asset value (NAV). When sold in connection with Contracts, the Fund corresponds with the investment options offered by the Insurer to Contract Owners. The board of trustees monitors the Fund for the existence of any material irreconcilable conflicts of interest between different types of their separate account investors. If there were any such conflicts, the board of trustees will determine what action, if any, shall be taken in response. Please refer to the accompanying contract prospectus for information on how to select the Fund as an investment option.

Contract Owners' payments will be allocated by the insurance company separate account to sub-accounts that purchase shares of the Fund corresponding with the sub-account chosen by the Contract Owner, and are subject to any limits or conditions in the contract. Requests to buy shares are processed at the NAV next calculated after we or our designees receive the request in proper form. Please refer to your Contract prospectus or other disclosure document for further information. The Fund does not issue share certificates.

Selling Shares

An Insurer that holds shares of the Fund in connection with a Contract sells shares of the Fund to make benefit or surrender payments or to execute exchanges (transfers) between investment options under the terms of the Contract.

Exchanging Shares

Contract Owners may exchange interests in sub-accounts of an insurance company separate account that corresponds with shares of any one class or Fund, for interests in sub-accounts that correspond with shares of other classes or Funds, subject to the terms and any specific limitations on the exchange (or "transfer") privilege described in the Contract prospectus.

Frequent exchanges or excessive trading can harm performance and interfere with Fund portfolio management or operations and increase Fund costs. The Funds discourage short-term or excessive trading and may seek to restrict or reject such trading (please see "Fund Account Information - Market Timing Trading Policy," below).

Market Timing Trading Policy

The board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy):

Market timing generally. The Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of fund shares, often referred to as "market timing," and asks its Fund of Fund investors and participating Insurers for their cooperation in trying to discourage such activity in their separate accounts by Contract Owners and their financial advisors. The Fund intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

Market timing consequences. If information regarding trading activity in the Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's investment manager or transfer agent and based on that information the Fund or its investment manager or transfer agent in their sole discretion conclude that such trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which an Insurer or a Fund of Funds may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund). In determining what actions should be taken, the Fund's transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the Fund or its shareholders. If the Fund is a "fund of funds," the Fund's transfer agent may take into account the impact of the trading activity and of any proposed remedial action on both the Fund and the underlying funds in which the Fund invests.

In considering trading activity, the Fund may consider, among other factors, trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

Market timing through Insurers. As a Contract Owner you are also subject to this policy. An Insurer's order for purchases and/or redemptions pursuant to a Contract Owner's instructions (including purchases and/or redemptions by an exchange or transfer between the Fund and any mutual fund) are submitted pursuant to aggregated orders (Aggregated Orders). A fund of fund's order for purchases and/or redemptions pursuant to its investors' instructions are also submitted pursuant to Aggregated Orders. While the Fund will encourage Insurers and funds of funds to apply the Fund's Market Timing Trading Policy to their investors, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy because Insurers and funds of funds have the relationships with, and are responsible for maintaining the account records of, the individual investors. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Aggregated Orders used by Insurers and Fund of Fund investors.

Therefore, the Fund or its agent selectively monitor the Aggregated Orders used by Insurers and Fund of Fund investors for purchases, exchanges and redemptions in respect of all their investors and seek the cooperation of Insurers and Fund of Fund investors to apply the Fund's Market Timing Trading Policy. There may be legal and technological limitations on the ability of an Insurer or Fund of Fund to impose trading restrictions and to apply the Fund's Market Timing Trading Policy to their investors through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee (if applicable) and monitoring trading activity for what might be market timing. As a result, the Fund may not be able to determine whether trading by Insurers or funds of funds in respect of their investors is contrary to the Fund's Market Timing Trading Policy.

Risks from market timers. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share. A fund that invests significantly in foreign securities may be particularly vulnerable to arbitrage market timing. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the Fund's international portfolio securities trade and the time as of which the Fund's NAV is calculated. Arbitrage market timers may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before calculation of the Fund's NAV. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Fund Account Information - Valuation - Foreign Securities – Potential Impact of Time Zones and Market Holidays").

Since the Fund may invest significantly in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (relatively illiquid securities), the Fund may be particularly vulnerable to arbitrage market timing. An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of these relatively illiquid securities that are used to calculate the Fund's net asset value and the latest indications of market values for those securities. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Fund Account Information - Fair Valuation – Individual Securities" under the heading "Fund Account Policies", below).

The Fund is currently using several methods to reduce the risk of market timing. These methods include:

  seeking the cooperation of Insurers and funds of funds to assist the Fund in identifying potential market timing activity;
  committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;
  monitoring potential price differentials following the close of trading in foreign markets to determine whether the application of fair value pricing procedures is warranted; and
  seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Insurers' separate accounts. While the Fund will seek to take actions (directly and with the assistance of Insurers) that will detect market timing, it cannot represent that such trading activity can be minimized or completely eliminated.

Revocation of market timing trades. Transactions placed in violation of a Fund's Market Timing Trading Policy or exchange limit guidelines are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund, in full or in part, as soon as practicable following receipt by the Fund and prompt inquiry of the intermediary.

Involuntary Redemptions

The Fund reserves the right to close an account (and involuntarily redeem any investment) if it is deemed to have engaged in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law and consistent with the best interests of the Fund and its shareholders. Thus, for example, if upon inquiry the Fund and insurance company identify a contract owner that has engaged in late trading or market timing activities, the Fund may advise the insurance company that it will not accept future investments, or is redeeming any investment related to that contract owner. Involuntary redemptions may be in cash or in kind.

Fund Account Policies

CALCULATING SHARE PRICE

When they buy and sell shares, the Fund's shareholders pay and receive the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The NAV per share of a class of the Fund is determined by dividing the net asset value of the Fund's share class by the applicable number of shares outstanding of that share class. The Fund's NAV does not include any fee or sales charge imposed by variable insurance contracts for which the Fund is an investment option or funds of funds that purchase shares of the Fund. Investors should consult the contract prospectus, disclosure document or Fund of Funds prospectus for more information.

The Fund calculates the NAV per share each business day as of 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange NYSE), whichever is earlier. The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has a scheduled early close, the Fund’s share price would be determined as of the time of the close of the NYSE. If, due to weather or other special or unexpected circumstances, the NYSE has an unscheduled early close on a day that it has opened for business, the Fund reserves the right to consider that day as a regular business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE.

When determining the NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange (including exchange-traded funds), the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market. Prices received by the Fund for securities may be based on institutional "round lot" sizes, but the Fund may hold smaller, "odd lot" sizes. Odd lots may trade at lower prices than round lots.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before 1 p.m. Pacific time. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and 1:00 p.m. Pacific time that will not be reflected in the computation of the NAV. The Fund relies on third party pricing vendors to provide evaluated prices that reflect current fair market value at 1 p.m. Pacific time.

To the extent that a Fund is invested in one or more open-end investment management companies (mutual funds), the Fund values shares of a mutual fund at the mutual fund's last determined NAV.

FAIR VALUATION - INDIVIDUAL SECURITIES

Since the Fund may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were able to sell the security at approximately the time at which a Fund determines its NAV per share.

SECURITY VALUATION - U.S. PASS-THROUGH SECURITIES, CMO, ABS, MBS

Mortgage pass-through securities (such as Ginnie Mae, Fannie Mae and Freddie Mac), other mortgage-backed securities (MBS), collateralized mortgage obligations (CMOs) and asset-backed securities (ABS), generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services. The Fund's pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves. Matrix pricing is considered a form of fair value pricing.

SECURITY VALUATION - CORPORATE DEBT SECURITIES

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The Fund's pricing services uses independent quotations from bond dealers and bond market activity to determine current value.

SECURITY VALUATION - SENIOR SECURED CORPORATE LOANS

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from loan dealers and other financial institutions, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. These pricing services may utilize independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that incorporate multiple bond characteristics. These characteristics may include dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis.

SECURITY VALUATION – MUNICIPAL SECURITIES – MATRIX PRICING (FAIR VALUATION)

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund's pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date. Matrix pricing is considered a form of fair value pricing.

SECURITY VALUATION - OPTIONS

The Fund values traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract’s market value.

VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S. EQUIVALENT VALUE

The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 1 p.m. Pacific time, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 1 p.m. Pacific time on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board of trustees.

VALUATION – FOREIGN SECURITIES – POTENTIAL IMPACT OF TIME ZONES AND MARKET HOLIDAYS

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed before 1 p.m. Pacific time on each day that the Fund is open. Occasionally, events occur between the time at which trading in a foreign security is completed and 1 p.m. Pacific time that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund. As a result, the Fund may be susceptible to what is referred to as "time zone arbitrage." Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund's portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund's NAV is computed. Trading by these investors, often referred to as "arbitrage market timers," may dilute the value of the Fund's shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the board of trustees, the investment managers monitor price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts (ADRs), futures contracts and exchange-traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the time of the NAV calculation (1:00 p.m. Pacific time). If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the board of trustees. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of a Fund's portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every Fund business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the Fund, and on which the Fund's NAV is not calculated (in which case, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares). Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund's fair value procedures established and approved by the board of trustees.

SHARE CLASSES

Class 1, Class 2, Class 4 and Class 5 shares of the Funds are identical except that Class 2, Class 4 and Class 5 each have a distribution plan or "rule 12b-1" plan, as described below for Class 2 shares and in their respective prospectuses for Class 4 and Class 5 shares.

Subject to applicable law, the board of trustees may from time to time, without the approval, vote or consent of shareholders of the Fund or any class, combine, merge or otherwise consolidate the shares of two or more classes of shares of the Fund with and/or into a single class of shares of the Fund, with such designation, preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the board of trustees may determine. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the board of trustees.

Distribution and service (12b-1) fees Class 2 has a distribution plan, sometimes known as a rule 12b-1 plan, that allows the Fund to pay distribution fees to those who sell and distribute Class 2 shares and provide services to shareholders and Contract Owners. Because these fees are paid out of Class 2's assets on an on-going basis, over time these fees will increase the cost of an investment, and may cost you more than paying other types of sales charges. While the maximum amount payable under most Funds' Class 2 rule 12b-1 plan is 0.35% per year of the Fund’s Class 2 average daily net assets, the board of trustees has set the current rate at 0.25%. However, Franklin Strategic Income VIP Fund, Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund and Templeton Global Bond VIP Fund each have a maximum rule 12b-1 plan fee of 0.25% per year. A portion of the fees payable to Franklin Templeton Distributors, Inc. (Distributors) or others under the rule 12b-1 plan may be retained by Distributors for distribution expenses.

REDEMPTIONS

Typically, the Fund uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet all redemption needs. In unusual circumstances or under stressed market conditions, the Fund may use other methods to meet redemptions, such as the use of lines of credit or interfund lending in reliance on exemptive relief from the SEC.

ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:

  The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
  Typically, redemptions are processed by the next business day provided the redemption request is received in proper form and good order, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund or there is another cause for delay (for example, if you sell shares recently purchased, proceeds may be delayed until your check, draft or wire/electronic funds transfer has cleared). In certain circumstances, however, the Fund may not have the ability to delay a redemption request or may not have the time to determine whether a particular redemption would have an adverse effect on the Fund before the redemption request is paid.
  At any time, the Fund may establish or change investment minimums.
  The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice to insurance company or Fund of Fund shareholders, or as otherwise provided by law.
  Purchases of shares of the Fund (including the purchase side of an exchange) may be made only when such shares are eligible for sale in the appropriate state or jurisdiction.
  In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
  For redemptions over a certain amount, the Fund may, but is not required to, pay redemption proceeds in securities or other assets rather than cash (also known as a redemption in-kind) if the investment manager determines it is in the best interest of the Fund, consistent with applicable law. The investment manager will, in its sole discretion, determine whether a redemption in-kind will be considered for a particular redemption request or type of redemption request. In certain circumstances, however, the investment manager may not have the ability to determine whether a particular redemption could be paid in-kind before the redemption request is paid. If a redemption request is redeemed in-kind, investors should expect to incur transaction costs upon the disposition of the securities received in the distribution.
  To permit their investors to obtain the current price, participating insurance companies and funds of funds are responsible for transmitting all orders to the Fund promptly.

Questions

More detailed information about the Trust and the Fund's account policies can be found in the Fund's SAI. If you have any questions about the Fund, you can write to us at One Franklin Parkway, P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at 1-800/362-6243 (a toll-free number). For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

For More Information

For information on the Fund, including a free copy of the Fund's prospectus and Statement of Additional Information, and the Fund's Annual and Semiannual Reports, contact your financial advisor or the insurance company offering your Contract.

Shares of the insurance funds of Franklin Templeton Variable Insurance Products Trust (FTVIPT) are not offered to the public; they are offered and sold only to: (1) insurance company separate accounts to serve as the underlying investment vehicles for variable contracts; (2) certain qualified plans; and (3) other mutual funds (funds of funds).

Not all Funds and classes are available in all Contracts. For information on the terms of investment in a Contract, please consult the Contract prospectus that accompanies this Fund prospectus.

You can learn more about the Fund in the following documents:

Annual/Semiannual Fund Reports to Shareholders

Include a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the Independent Registered Public Accounting Firm's report.

Statement of Additional Information (SAI)

Contains more information about the Fund, its investments, policies, and risks. It is incorporated by reference into (is legally a part of) this prospectus.

Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act file #811-05583 © 2020 Franklin Templeton. All rights reserved.	VIP2 P 11/20

Prospectus
Franklin Templeton Variable Insurance Products Trust May 1, 2020

Class 1

Franklin Allocation VIP Fund
Franklin Global Real Estate VIP Fund
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund
Franklin Large Cap Growth VIP Fund
Franklin Mutual Global Discovery VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Rising Dividends VIP Fund
Franklin Small Cap Value VIP Fund
Franklin Small-Mid Cap Growth VIP Fund
Franklin Strategic Income VIP Fund
Franklin U.S. Government Securities VIP Fund
Templeton Developing Markets VIP Fund
Templeton Foreign VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund

The U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Internet Delivery of Shareholder Reports: Effective January 1, 2021, as permitted by regulations adopted by the SEC, you may not be receiving paper copies of the Fund’s annual or semi-annual shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Contents

Fund Summaries

Information about the Fund you should know before investing

Franklin Allocation VIP Fund
Franklin Global Real Estate VIP Fund
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund
Franklin Large Cap Growth VIP Fund
Franklin Mutual Global Discovery VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Rising Dividends VIP Fund
Franklin Small Cap Value VIP Fund
Franklin Small-Mid Cap Growth VIP Fund
Franklin Strategic Income VIP Fund
Franklin U.S. Government Securities VIP Fund
Templeton Developing Markets VIP Fund
Templeton Foreign VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund

Overview

Franklin Templeton Variable Insurance Products Trust

FUND DETAILS

More information on investment policies, practices and risks/financial highlights

Franklin Allocation VIP Fund
Franklin Global Real Estate VIP Fund
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund
Franklin Large Cap Growth VIP Fund
Franklin Mutual Global Discovery VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Rising Dividends VIP Fund
Franklin Small Cap Value VIP Fund
Franklin Small-Mid Cap Growth VIP Fund
Franklin Strategic Income VIP Fund
Franklin U.S. Government Securities VIP Fund
Templeton Developing Markets VIP Fund
Templeton Foreign VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund

Additional Information, All Funds

Dealer Compensation
Portfolio Holdings
Statements and Reports
Administrative Services

Distributions and Taxes

Income and Capital Gains Distributions
Tax Considerations

FUND ACCOUNT INFORMATION

Information about Fund transactions and services

Buying Shares
Selling Shares
Exchanging Shares
Market Timing Trading Policy
Involuntary Redemptions
Fund Account Policies
Questions

For More Information

Where to learn more about each Fund

Back Cover

Fund Summaries

Franklin Allocation VIP Fund

Investment Goal

Capital appreciation. Its secondary goal is income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees[1]	0.55%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.04%
Acquired fund fees and expenses1, [2]	0.03%
Total annual Fund operating expenses[1]	0.62%
Fee waiver and/or expense reimbursement[3]	-0.05%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, 2, [3]	0.57%

1. The fees and expenses in the table above have been restated to reflect changes in the management fee of the Fund, as well as changes in other expenses and acquired fund fees and expenses due to changes in the Fund’s investment strategies effective on May 1, 2019. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

3. The investment manager has contractually agreed to waive or assume certain expenses of the fund so that common expenses (excluding Rule 12b-1 fees and certain non-routine expenses, but including acquired fund fees and expenses) do not exceed 0.57% until April 30, 2021. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$ 58	$ 193	$ 341	$ 769

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 170.79% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment goals by allocating its assets among the broad asset classes of equity and fixed income investments through a variety of investment strategies or “sleeves” managed by the investment manager or its affiliates, which include Franklin U.S. Smart Beta Equity Strategy, Franklin Total Return Strategy, Franklin Growth Strategy, Templeton Foreign Strategy, Franklin International Growth Strategy, Franklin U.S. Government Securities Strategy, Franklin Rising Dividends Strategy, Franklin Investment Grade Corporate Strategy, Templeton Global Bond VIP Fund, Franklin International Core Equity Strategy, Franklin U.S. Core Equity (IU) Strategy, Franklin Emerging Market Core Equity (IU) Strategy and Franklin U.S. Core Bond Strategy. The Fund is structured as a multi-manager fund (meaning the Fund’s assets are managed by multiple sub-advisors), with the investment manager having overall responsibility for the Fund’s investments. The investment manager allocates assets among various asset classes and strategy sleeves to seek to diversify the Fund’s portfolio, to add incremental return, and to reduce the Fund’s risk of being significantly impacted by changes in a specific asset class or by changing market conditions. The investment manager may, at times, implement a risk overlay strategy, which seeks to neutralize certain market risks that may exist in the Fund primarily through the use of equity and interest rate/bond futures.

Under normal market conditions, the Fund allocates approximately 60% of its assets to the equity asset class and 40% of its assets to the fixed income asset class by allocating the Fund’s assets among the various sleeves. The Fund’s asset allocation may change from time to time based on market conditions and the investment manager’s strategic and tactical asset allocation views. The Fund’s equity and fixed income investments typically will not vary by more than 5% from the stated allocations; however, appreciation and/or depreciation in the value of the Fund’s investments may cause the relative percentages to vary by more than 5%. The investment manager rebalances the Fund's portfolio to bring the Fund back to its typical allocation on a periodic basis, typically when market values deviate from target weights beyond predefined thresholds or when the manager’s view on asset classes changes. In addition, during adverse market conditions, the investment manager, in its sole discretion, may tactically manage the Fund’s risk exposure on a Fund level, which could cause the Fund’s allocations to vary by more than 5% from the stated allocations. The investment manager uses a variety of techniques to adjust the Fund’s exposure to certain asset classes to manage risk including allocating additional assets or reducing assets allocated to certain sleeves, holding additional cash and cash equivalents in the Fund’s portfolio, or using certain equity, interest rate and currency derivative instruments.

The Fund may invest in securities of U.S. and foreign companies in both the equity and fixed income sleeves, although the Fund currently does not anticipate investing more than 30% of its net assets in securities of issuers domiciled outside the United States. Through its sleeves, the Fund may invest in a variety of equity securities of any capitalization size and a variety of government and corporate fixed income investments that have variable or fixed interest rates and may be of any duration or maturity. In addition, the portfolio managers of the Fund's sleeves may focus on investing in fixed income securities that could include bonds, notes, debentures, banker’s acceptances and commercial paper; loans and loan participations; floating rate notes and mortgage-backed or asset-backed securities, including collateralized debt obligations. The Fund may also invest a small portion of its assets in other mutual funds, which include other Franklin Templeton mutual funds, and Franklin Templeton and third-party exchange-traded funds (ETFs) (underlying funds), in order to gain exposure to certain asset classes or for tactical positioning. The Fund generally invests in investment grade debt securities, but may invest a small portion its total assets in bonds rated below investment grade.

The Fund regularly uses currency-related derivatives, including forward foreign currency exchange contracts, currency futures contracts, currency swaps and currency options to hedge (protect) against currency risks. The Fund also may, from time to time, use a variety of equity-related derivatives, which may include purchasing or selling call and put options on equity securities and equity security indices, futures on equity securities and equity indexes and options on equity index futures, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in certain equity markets. In addition, the Fund may, from time to time, use interest rate derivatives, including interest rate swaps and interest rate/bond futures contracts for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected markets, interest rates, countries, currencies or durations. The investment manager’s risk overlay strategy may involve investing in derivatives in an effort to provide a hedge against negative market events. When implemented, the risk overlay strategy will reduce the Fund's ability to benefit from positive market movements.

In determining an optimal mix of the equity and fixed income asset classes for the Fund, the investment manager assesses changing economic, market and industry conditions. The investment manager allocates among strategy sleeves utilizing a top-down approach, generating the Fund's strategy weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency and other investment options, among other things.

Allocations to the individually managed sleeves discussed below typically will not exceed 20%, but will vary with market conditions; however, under normal market conditions, no sleeve constitutes a majority of the Fund’s assets. Unless indicated, the individual strategy sleeves are managed by the investment manager.

Franklin U.S. Smart Beta Equity Strategy. The strategy seeks long-term capital appreciation by investing substantially in U.S. equities using a proprietary, systematic model to screen, weight and select securities, starting with those in a broad-market U.S. equity index (currently the Russell 1000 Index).

Franklin Total Return Strategy. The strategy seeks to provide high current income consistent with preservation of capital while capital appreciation over the long term is a secondary focus.

Franklin Growth Strategy. The strategy seeks long-term capital appreciation by investing substantially in the equity securities of companies that are leaders in their industries, and which the managers believe are suitable for a buy-and-hold strategy.

Templeton Foreign Strategy. The strategy seeks long-term capital growth by investing predominantly in foreign securities which are predominantly equity securities of companies located outside of the U.S., including developing markets.

Franklin International Growth Strategy. The strategy seeks capital appreciation by investing predominantly in the equity securities of mid-and large capitalization companies outside the U.S. with long-term growth potential.

Franklin U.S. Government Securities Strategy. The strategy seeks income by investing substantially in Government National Mortgage Association securities (Ginnie Maes).

Franklin Rising Dividends Strategy. The strategy seeks long-term capital appreciation and preservation of capital by investing primarily in equity securities of companies that the investment manager believes have a history of consistent and substantial dividend increases. The strategy may focus on companies in any capitalization range.

Franklin Investment Grade Corporate Strategy. The strategy seeks as high a level of current income as is consistent with prudent investing, while seeking preservation of capital, by investing predominantly in investment grade corporate debt securities and investments.

Templeton Global Bond VIP Fund. The Fund invests directly in the Templeton Global Bond VIP Fund, which seeks current income with capital appreciation and growth of income, by investing at least 80% of its net assets in bonds of governments, government related entities and government agencies located anywhere in the world.

Franklin International Core Equity Strategy. This strategy seeks capital appreciation by investing predominately in non-U.S. equity securities of any capitalization. The investible universe typically includes both growth and value companies in the MSCI EAFE index. The investment manager uses a multi-factor process to determine securities that have favorable exposure to quality, value and momentum.

Franklin U.S. Core Equity (IU) Strategy. The Fund invests directly in the Franklin U.S. Core Equity (IU) Strategy, which seeks capital appreciation by investing at least 80% of its net assets in U.S. equity securities. The investable universe typically includes equity securities of companies in the Russell 1000 Index. The investment manager uses a multi-factor process to determine securities that have favorable exposure to quality, value and momentum.

Franklin Emerging Markets Core Equity (IU) Strategy. The Fund invests directly in the Franklin Emerging Markets Core Equity (IU) Strategy, which seeks capital appreciation by investing at least 80% of its net assets in equity securities of issuers located in “emerging market countries. The investable universe typically includes equity securities of companies in the MSCI Emerging Market Equity Index. The investment manager uses a multi-factor process to determine securities that have favorable exposure to quality, value and momentum.

Franklin U.S. Core Bond Strategy. This strategy seeks total return by investing substantially in bonds of U.S. issuers, including government, corporate debt, mortgage-backed and asset-backed securities. The strategy focuses predominately on investment grade debt securities and is generally expected to have sector, credit and duration exposures comparable to the Bloomberg Barclays U.S. Aggregate Bond Index.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Growth Style Investing Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Currency Management Strategies Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Interest Rate When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Credit An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

Income The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Mortgage Securities and Asset-Backed Securities Mortgage securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The Fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase or extend the effective maturity of mortgage securities, making them more sensitive to interest rate changes, subject to greater price volatility, and more susceptible than some other debt securities to a decline in market value when interest rates rise.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

Prepayment Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

Management and Asset Allocation The Fund is actively managed and could experience losses if the investment manager’s or sub-advisors’ judgment about markets, future volatility, interest rates, industries, sectors and regions or the attractiveness, relative values, liquidity, effectiveness or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect. The investment manager’s allocation of Fund assets among different asset classes and strategy sleeves may not prove beneficial in light of subsequent market events. There can be no guarantee that these techniques or the investment manager’s or sub-advisors’ investment decisions will produce the desired results.

The investment manager and sub-advisors may use modeling systems to implement one or more investment strategies for the Fund. There is no assurance that the modeling systems are complete or accurate, or representative of future market cycles, nor will they necessarily be beneficial to the Fund even if they are accurate. They may negatively affect Fund performance and the ability of the Fund to meet its investment goal for various reasons including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or over-reaction).

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Floating Rate Corporate Investments Floating rate corporate loans and corporate debt securities generally have credit ratings below investment grade and may be subject to resale restrictions. They are often issued in connection with highly leveraged transactions, and may be subject to greater credit risks than other investments including the possibility of default or bankruptcy. In addition, a secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value upon the sale of a corporate loan. A significant portion of floating rate investments may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics.

Investing in Underlying Investment Companies To the extent the Fund invests in underlying investment companies, including ETFs, the Fund’s performance is related to the performance of the underlying investment companies held by it. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies and such investments may be more costly than if a Fund had owned the underlying securities directly. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

High-Yield Debt Securities Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Collateralized Debt Obligations (CDOs) The risks of an investment in a CDO, a type of asset backed security, depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests and may be affected by the performance of a CDO's collateral manager. CDOs may be deemed to be illiquid and subject to the Fund’s restrictions on investments in illiquid investments. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment.

Portfolio Turnover The investment manager will sell a security when it believes it is appropriate to do so, regardless of how long the Fund has held the security. Because of the nature of portfolio investments held by the Fund, the Fund's turnover rate may exceed 100% per year. The rate of portfolio turnover will not be a limiting factor for the investment manager in making decisions on when to buy or sell securities. High turnover may increase the Fund's transaction costs and may increase your tax liability if the transactions result in capital gains.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 1 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. On May 1, 2019, the Fund’s investment strategies changed. The performance below prior to May 1, 2019 is attributable to the Fund’s performance before the strategy changes.

The inclusion of the Bloomberg Barclays U.S. Aggregate Index shows how the Fund’s performance compares to a group of securities in a leading bond index. The inclusion of the MSCI World ex-US Index shows how the Fund's performance compares to a group of securities in an additional leading equity index. The Linked Allocation VIP Fund Index, which is comprised of 40% S&P 500® Index, 40% Bloomberg Barclays U.S. Aggregate Index and 20% MSCI World ex-US Index-NR, is included to show the Fund’s performance against its benchmarks in a way that corresponds to the Fund’s asset allocation.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q3'10	9.59%
Worst Quarter:	Q3'11	-14.81%
As of March 31, 2020, the Fund's year-to-date return was -13.27%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Allocation VIP Fund - Class 1	20.04%	5.43%	7.72%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Aggregate Index (index reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%
MSCI World ex-US Index-NR (index reflects no deduction for fees, expenses or taxes)	22.49%	5.42%	5.32%
Linked Allocation VIP Fund Benchmark (index reflects no deduction for fees, expenses or taxes)	23.60%	8.35%	9.44%

No one index is representative of the Fund's portfolio.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Sub-Advisors

Templeton Global Advisors Limited (Global Advisors)
Franklin Templeton Institutional, LLC (FT Institutional)

Portfolio Managers

Thomas A. Nelson, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since 2019.

Wylie Tollette, CFA, CPA Portfolio Manager of Advisers and portfolio manager of the Fund since 2019.

May Tong, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since 2019.

Edward D. Perks, CFA President and Director of Advisers and portfolio manager of the Fund since 2019.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Global Real Estate VIP Fund

Investment Goal

High total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees	1.05%
Distribution and service (12b-1) fees	None
Other expenses	0.09%
Total annual Fund operating expenses	1.14%
Fee waiver and/or expense reimbursement[1]	-0.14%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	1.00%

1. The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 1.00% until April 30, 2021. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$ 102	$ 348	$ 614	$ 1,374

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28.34% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector, including: real estate investment trusts (REITs) and similar REIT-like entities domiciled outside the U.S.; companies qualifying under U.S. federal tax law as REITs; and companies that derive at least half of their assets or revenues from the ownership, management, development or sale of residential or commercial real estate (such as real estate operating or service companies). Under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities, unless market conditions are not deemed favorable by the investment manager, in which case the Fund expects to invest at least 30% of its net assets in foreign securities.

A REIT is a type of real estate company that is dedicated to owning and usually operating income-producing real estate such as apartments, hotels, industrial properties, office building or shopping centers. REITs typically concentrate on a specific geographic region or property type. The Fund may also invest in issuers engaged in businesses whose products and services are related to the real estate sector.

The Fund currently expects to be invested predominantly in equity securities, primarily common stocks. Although the Fund generally does not hedge its foreign currency exposure, currency-related derivative instruments such as forward currency exchange contracts may be used from time-to-time to help manage currency risks and manage local currency exposure.

The investment manager seeks to limit price volatility by investing across markets and property types. When selecting investments for the Fund’s portfolio, the investment manager applies a “bottom-up" stock selection process that incorporates macro-level views in the evaluation process. The investment manager’s portfolio construction process combines: bottom-up analysis of individual stock and real estate market fundamentals; and top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Real Estate Securities By concentrating in the real estate industry, the Fund carries much greater risk of adverse developments in the real estate industry than a fund that invests in a wide variety of industries. Because the Fund concentrates in the real estate industry, there is also the risk that the Fund will perform poorly during a slump in demand for real estate securities. To the extent that the Fund focuses on a particular geographical region of a country, the Fund may be subject to greater risks of adverse developments in that area than a fund that does not focus its investments in a particular region. Real estate values rise and fall in response to a variety of factors, including: local, regional, national and global economic conditions; interest rates; tax and insurance considerations; changes in zoning and other property-related laws; environmental regulations or hazards; overbuilding; increases in property taxes and operating expenses; or value decline in a neighborhood. When economic growth is slow, demand for property decreases and prices may decline.

REITs A REIT's performance depends on the types, values and locations of the properties and companies it owns and how well those properties and companies are managed. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. Because a REIT may be invested in a limited number of projects or in a particular market segment, it may be more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole. These risks may also apply to securities of REIT-like entities domiciled outside the U.S.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 1 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q3'10	15.80%
Worst Quarter:	Q3'11	-17.71%
As of March 31, 2020, the Fund's year-to-date return was -25.68%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Global Real Estate VIP Fund - Class 1	22.62%	5.23%	8.37%
FTSE EPRA/NAREIT Developed Index (index reflects no deduction for fees, expenses or taxes)	23.06%	6.53%	9.25%

Investment Manager

Franklin Templeton Institutional, LLC (FT Institutional)

Portfolio Managers

Daniel Scher Portfolio Manager of FT Institutional and co-lead portfolio manager of the Fund since 2019.

Blair Schmicker, CFA Vice President of FT Institutional and co-lead portfolio manager of the Fund since September 2019.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Growth and Income VIP Fund

Investment Goal

Capital appreciation. Its secondary goal is current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees	0.62%
Distribution and service (12b-1) fees	None
Other expenses	0.10%
Total annual Fund operating expenses	0.72%
Fee waiver and/or expense reimbursement[1]	-0.13%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	0.59%

1. The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 0.59% until April 30, 2021. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$ 60	$ 217	$ 388	$ 882

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25.20% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests predominantly in equity securities, including common stock, preferred stock and securities convertible into common stocks. The Fund generally invests predominantly in common stocks, and the remainder of its net assets in other equity-related instruments such as convertible securities and equity-linked notes (ELNs). The Fund may invest up to 25% of its net assets in foreign securities, including developing or emerging markets.

While the Fund does not concentrate in any one industry, from time to time, based on economic conditions, it may make significant investments in certain sectors.

The Fund’s strategy is to invest in a broadly diversified portfolio of equity securities that the Fund’s investment manager considers to be financially strong, with a focus on "blue chip" companies. The investment manager applies a "bottom-up" approach to investing in individual securities. The investment manager will assess the market price of a company's securities relative to the investment manager's evaluation of the company's long-term earnings, cash flow potential and balance sheet strength. The investment manager also considers a company's price/earnings ratio, return on capital, profit margins and asset value. The Fund’s investment manager considers dividend yield and the opportunity for dividend growth in selecting stocks for the Fund because the investment manager believes that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Blend Style Investing A “blend” strategy results in investments in both value and growth stocks, or in stocks with characteristics of both. If other investors fail to recognize the company's value, or favor investing in faster-growing companies, value stocks may not increase in value as anticipated by the Fund's investment manager or may decline even further. With respect to growth stocks, stock prices reflect projections of future earnings or revenues and can fall dramatically if the company fails to meet those projections.

Income Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when dividend income from investments in stocks decline or when prevailing interest rates fall.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Equity-Linked Notes (ELNs) Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risks, including the risk that the issuer of the ELN will default or become bankrupt and the Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed-income investment. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment.

Convertible Securities Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the conversion feature) and debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. The risks of investing in foreign securities are typically greater in less developed or emerging market countries.

Credit An issuer may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

Interest Rate Common stocks with higher dividend yields can be sensitive to interest rate movements: when interest rates rise, the prices of these stocks may tend to fall. The opposite can also be true: the prices of higher yielding stocks may tend to rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 1 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The secondary index in the table below shows how the Fund's performance compares to a group of securities that reflects the broader equity markets universe.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q3'10	12.95%
Worst Quarter:	Q3'11	-12.95%
As of March 31, 2020, the Fund's year-to-date return was -22.97%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Growth and Income VIP Fund - Class 1	26.05%	9.25%	11.57%
Russell 1000® Value Index (index reflects no deduction for fees, expenses or taxes)[1]	26.54%	8.29%	11.80%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)[1]	31.49%	11.70%	13.56%

No one index is representative of the Fund's portfolio.

1. The Russell 1000 Value Index is replacing the S&P 500 Index as the Fund's primary benchmark. The investment manager believed that the Russell 1000 Value Index more accurately reflects the Fund's investment strategy. The S&P 500 Index will be the Fund's secondary index.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Matthew D. Quinlan Vice President of Advisers and portfolio manager of the Fund since 2011.

Alan E. Muschott, CFA Vice President of Advisers and portfolio manager of the Fund since 2005.

Todd Brighton, CFA Senior Vice President of Advisers and portfolio manager of the Fund since 2016.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Income VIP Fund

Investment Goal

To maximize income while maintaining prospects for capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees	0.46%
Distribution and service (12b-1) fees	None
Other expenses	None
Acquired fund fees and expenses[1]	0.01%
Total annual Fund operating expenses[1]	0.47%
Fee waiver and/or expense reimbursement[2]	-0.01%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	0.46%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$ 47	$ 150	$ 262	$ 591

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25.16% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities. The Fund may shift its investments from one asset class to another based on the investment manager's analysis of the best opportunities for the Fund’s portfolio in a given market. The equity securities in which the Fund invests consist primarily of common stocks. Debt securities include all varieties of fixed, floating and variable rate instruments, including secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, mortgage-backed securities and other asset-backed securities, debentures, and shorter term instruments. The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with dividend yields the investment manager believes are attractive. The Fund may invest up to 100% of its total assets in debt securities that are rated below investment grade (also known as "junk bonds"), including a portion in defaulted securities. The Fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the Fund may have significant investments in particular sectors. The Fund may also invest up to 25% of its assets in foreign securities, either directly or through depositary receipts.

The Fund may, from time to time, use a variety of equity-related derivatives and complex equity securities, which may include purchasing or selling call and put options on equity securities and equity security indices, futures on equity securities and equity indexes, options on equity index futures and equity-linked notes, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in certain equity markets. In addition, the Fund may use interest rate-related derivatives, including interest rate swaps and interest rate and/or bond futures contracts (including U.S. Treasury futures contracts) for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates. The Fund also may, from time to time, use currency-related derivatives, such as forward foreign currency exchange contracts, currency futures contracts, currency swaps and currency options to hedge (protect) against currency risks, and credit-related derivatives, such as credit default swaps and options on credit default swaps, to hedge (protect) against credit risks. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected markets, interest rates, countries or durations.

The Fund's investment manager searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. In analyzing both corporate debt and equity securities, the investment manager considers a variety of factors, including:

  a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;
  the experience and strength of the company's management;
  the company's changing financial condition and market recognition of the change;
  the company's sensitivity to changes in interest rates and business conditions; and
  the company's debt maturity schedules and borrowing requirements.

When choosing investments for the Fund, the investment manager applies a "bottom-up," value oriented, long-term approach, focusing on the market price of a company's securities relative to the investment manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The investment manager also considers a company's price/earnings ratio, profit margins and liquidation value. It generally performs independent analysis of the debt securities being considered for the Fund's portfolio, rather than relying principally on the ratings assigned by rating organizations.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

High-Yield Debt Securities Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Interest Rate When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Credit An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

Income Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall, when dividend income from investments in stocks decline, or when the Fund experiences defaults on debt securities it holds.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Equity-Linked Notes (ELNs) ELNs may not perform as expected and could cause the Fund to realize significant losses including its entire principal investment. Other risks include counterparty risk, liquidity risk and imperfect correlation between ELNs and the underlying securities.

Convertible Securities Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the conversion feature) and debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Value Style Investing A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Prepayment Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 1 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The Blended Benchmark, which consists of 50% MSCI USA High Dividend Yield Index, plus 25% Bloomberg Barclays High Yield Very Liquid Index, plus 25% Bloomberg Barclays U.S. Aggregate Index, is included to show how the Fund’s performance compares to a blend of leading indices that aligns more closely with the Fund’s investment strategies. The Blended Benchmark is calculated internally by Franklin Templeton.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q1'19	9.83%
Worst Quarter:	Q3'11	-9.68%
As of March 31, 2020, the Fund's year-to-date return was -16.77%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Income VIP Fund - Class 1	16.42%	5.51%	7.44%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
Blended 50% MSCI USA High Dividend Yield Index + 25% Bloomberg Barclays High Yield Very Liquid Index + 25% Bloomberg Barclays US Aggregate Index (index reflects no deduction for fees, expenses or taxes)	17.28%	7.73%	9.72%

No one index is representative of the Fund's portfolio.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Edward D. Perks, CFA President and Director of Advisers and portfolio manager of the Fund since 2002.

Brendan Circle, CFA Senior Vice President of Advisers and portfolio manager of the Fund since 2019.

Todd Brighton, CFA Senior Vice President of Advisers and portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Large Cap Growth VIP Fund

Investment Goal

Capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses	0.09%
Total annual Fund operating expenses	0.84%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$ 86	$ 268	$ 466	$ 1,037

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17.01% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of large-capitalization (large-cap) companies. Large-cap companies are those with market capitalizations (share price times the number of common stock shares outstanding) within those of the top 50% of companies in the Russell 1000® Index at the time of purchase. Under normal market conditions, the Fund invests predominantly in equity securities, mostly common stocks. The Fund may also invest up to 20% of its net assets in investments of small to mid capitalization companies and a small portion of its net assets in foreign securities. Although the Fund seeks investments across a number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors.

The investment manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the investment manager seeks companies that have identifiable drivers of future earnings growth and that present, in the investment manager's opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Growth Style Investing Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 1 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q1'19	19.07%
Worst Quarter:	Q4'18	-17.46%
As of March 31, 2020, the Fund's year-to-date return was -12.76%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Large Cap Growth VIP Fund - Class 1	34.98%	12.29%	12.44%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Grant Bowers Vice President of Advisers and portfolio manager of the Fund since 2014.

Sara Araghi, CFA Portfolio Manager and Research Analyst of Advisers and portfolio manager of the Fund since 2016.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Mutual Global Discovery VIP Fund

Investment Goal

Capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees	0.88%
Distribution and service (12b-1) fees	None
Other expenses
Other expenses of the Fund	0.04%
Dividend expense and security borrowing fees for securities sold short	0.02%
Total annual Fund operating expenses	0.94%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$ 96	$ 300	$ 520	$ 1,155

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21.82% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in equity securities (including securities convertible into, or that the investment manager expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the investment manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the Fund invests primarily in undervalued securities (securities trading at a discount to intrinsic value). The equity securities in which the Fund invests are primarily common stock. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies.

The Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, the Fund currently invests the equity portion of its portfolio predominantly in mid- and large-cap companies, with the remaining portion of its equity portfolio in smaller companies. While the Fund does not concentrate in any one industry, from time to time, based on economic conditions, it may make significant investments in certain sectors, such as the financial services sector.

The Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Fund presently does not intend to invest more than a portion (no more than 25%) of its assets in securities of issuers located in emerging market countries. Although the investment manager will search for investments across a large number of countries and regions, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or regions.

The Fund regularly attempts to hedge (protect) against currency risks, largely using currency-related derivatives, such as forward contracts and currency futures contracts (including currency index futures contracts) when, in the investment manager’s opinion, it would be advantageous to the Fund to do so. The Fund may also, from time to time, attempt to hedge against market risk using a variety of other equity- and credit-related derivatives.

Portfolio Selection

The investment manager employs a research driven, fundamental value strategy for the Fund. Investments are generally selected based on the investment manager's own analysis of the security's intrinsic value, including for equity securities, an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. The investment manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Value Style Investing A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Regional Focus Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of investments held by the Fund. Current uncertainty concerning the economic consequences of the January 31, 2020 departure of the United Kingdom from the European Union (EU) may increase market volatility.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Merger Arbitrage Securities and Distressed Companies A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in merger arbitrage securities may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 1 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q1'19	11.00%
Worst Quarter:	Q3'11	-15.67%
As of March 31, 2020, the Fund's year-to-date return was -29.58%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Mutual Global Discovery VIP Fund - Class 1	24.71%	5.59%	8.24%
MSCI World Value Index-NR (net of taxes on dividends) (index reflects no deduction for fees, expenses or taxes but is net of dividend tax witholding)[1]	21.75%	6.34%	7.81%
MSCI World Index (index reflects no deduction for fees, expenses or taxes)[1]	28.40%	9.36%	10.08%

1. The MSCI World Value Index-NR (net of taxes on dividends) is replacing the MSCI World Index (gross of taxes on dividends) as the Fund’s benchmark. The investment manager believes the composition of the MSCI World Value Index-NR more accurately reflects the Fund’s current investment strategy and portfolio characteristics, and that the actual withholding rates for the Fund are closer to the assumptions of the MSCI World Value Index-NR (net of taxes on dividends) than the MSCI World Index (gross of taxes on dividends).

Investment Manager

Franklin Mutual Advisers, LLC (Franklin Mutual)

Portfolio Managers

Peter Langerman Chairman, President and Chief Executive Officer of Franklin Mutual and portfolio manager of the Fund since 2009.

Timothy Rankin, CFA Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2010.

Christian Correa, CFA Vice President of Franklin Mutual and portfolio manager of the Fund since 2018.

Effective November 2, 2020, the portfolio management team will be as follows:

Peter Langerman Executive Vice President and Chairman of Franklin Mutual and portfolio manager of the Fund since 2009.

Christian Correa, CFA President and Chief Investment Officer of Franklin Mutual and portfolio manager of the Fund since 2018.

Katrina Dudley, CFA Senior Vice President of Franklin Mutual and portfolio manager of the Fund since November 2020.

Timothy Rankin, CFA Senior Vice President of Franklin Mutual and portfolio manager of the Fund since 2010.

 Peter Langerman will be retiring effective mid-2021. Effective April 1, 2021, it is anticipated that he will no longer be a portfolio manager of the Fund.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Mutual Shares VIP Fund

Investment Goal

Capital appreciation. Its secondary goal is income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees	0.68%
Distribution and service (12b-1) fees	None
Other expenses
Other expenses of the Fund	0.01%
Dividend expense and security borrowing fees for securities sold short	0.02%
Total annual Fund operating expenses	0.71%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$ 73	$ 227	$ 395	$ 883

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38.50% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in equity securities (including securities convertible into, or that the investment manager expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the investment manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the Fund invests primarily in undervalued securities (securities trading at a discount to intrinsic value). The equity securities in which the Fund invests are primarily common stock. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies.

The Fund may invest a significant portion of its assets (up to 35%) in foreign securities, which may include sovereign debt and participations in foreign government debt. The Fund presently does not intend to invest more than 20% of its assets in foreign securities. Although the investment manager will search for investments across a large number of countries and regions, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or regions.

The Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, the Fund generally invests the equity portion of its portfolio primarily to predominantly in companies with market capitalizations greater than $5 billion, with a portion or significant amount in smaller companies.

Although the investment manager searches for investments across a large number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors.

The Fund regularly attempts to hedge (protect) against currency risks, largely using currency-related derivatives, such as forward contracts and currency futures contracts (including currency index futures contracts) when, in the investment manager’s opinion, it would be advantageous to the Fund to do so. The Fund may also, from time to time, attempt to hedge against market risk using a variety of other equity- and credit-related derivatives.

Portfolio Selection

The investment manager employs a research driven, fundamental value strategy for the Fund. Investments are generally selected based on the investment manager's own analysis of the security's intrinsic value, including for equity securities, an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. The investment manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Value Style Investing A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Merger Arbitrage Securities and Distressed Companies A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in merger arbitrage securities may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 1 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q4'11	11.21%
Worst Quarter:	Q3'11	-15.75%
As of March 31, 2020, the Fund's year-to-date return was -29.29%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Mutual Shares VIP Fund - Class 1	22.92%	6.18%	8.97%
Russell 1000® Value Index (index reflects no deduction for fees, expenses or taxes)[1]	26.54%	8.29%	11.80%
S&P 500 Index (index reflects no deduction for fees, expenses or taxes)[1]	31.49%	11.70%	13.56%

1. The Russell 1000® Value Index is replacing the S&P 500 Index as the Fund’s benchmark. The investment manager believes the composition of the Russell 1000® Value Index more accurately reflects the Fund’s current investment strategy and portfolio characteristics.

Investment Manager

Franklin Mutual Advisers, LLC (Franklin Mutual)

Portfolio Managers

Peter Langerman Chairman, President and Chief Executive Officer of Franklin Mutual and portfolio manager of the Fund since 2005.

F. David Segal, CFA Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2002.

Debbie Turner, CFA Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2001.

Effective November 2, 2020, the portfolio management team will be as follows:

Peter Langerman Executive Vice President and Chairman of Franklin Mutual and portfolio manager of the Fund since 2005.

Christian Correa, CFA President and Chief Investment Officer of Franklin Mutual and portfolio manager of the Fund since November 2020.

Grace Hoefig Senior Vice President of Franklin Mutual and portfolio manager of the Fund since November 2020.

Debbie Turner, CFA Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2001.

 Peter Langerman will be retiring effective mid-2021. Effective April 1, 2021, it is anticipated that he will no longer be a portfolio manager of the Fund.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Rising Dividends VIP Fund

Investment Goal

Long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees	0.62%
Distribution and service (12b-1) fees	None
Other expenses	0.01%
Acquired fund fees and expenses[1]	0.01%
Total annual Fund operating expenses[1]	0.64%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$ 65	$ 205	$ 357	$ 798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7.26% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends. The Fund invests predominantly in equity securities, mostly common stocks. Companies that have paid consistently rising dividends include those companies that currently pay dividends on their common stocks and have maintained or increased their dividend rate during the last four consecutive years.

Under normal market conditions, the Fund invests at least 65% of its net assets in securities of companies that have:

  consistently increased dividends in at least 8 out of the last 10 years and have not decreased dividends during that time;
  increased dividends substantially (at least 100%) over the last 10 years;
  reinvested earnings, paying out less than 65% of current earnings in dividends;
  either long-term debt that is no more than 50% of total capitalization or senior debt that has been rated investment grade by at least one of the major bond rating organizations; and
  attractive prices, either: (1) in the lower half of the stock's price/earnings ratio range for the past 10 years; or (2) less than price/earnings ratio of the Standard & Poor's® 500 Stock Index.

The Fund typically invests the rest of its assets in equity securities of companies that pay dividends but do not meet all of these criteria. The Fund may invest in companies of any size, across the entire market spectrum. Although the investment manager searches for investments that it believes to meet the criteria across all sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors.

The investment manager is a research driven, fundamental investor. As a "bottom-up" investor focusing primarily on individual securities, the investment manager looks for companies that it believes meet the criteria above and are fundamentally sound and attempts to acquire them at attractive prices. In following these criteria, the Fund does not necessarily focus on companies whose securities pay a high dividend rate but rather on companies that consistently increase their dividends.

The Fund may invest up to 25% of its total assets in foreign securities.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Dividend-Oriented Companies Companies that have historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the issuer's stock and less available income for the Fund.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 1 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q1'19	14.80%
Worst Quarter:	Q4'18	-12.44%
As of March 31, 2020, the Fund's year-to-date return was -20.57%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Rising Dividends VIP Fund - Class 1	29.58%	10.86%	13.09%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Nicholas P. B. Getaz, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since 2014.

Matthew D. Quinlan Vice President of Advisers and portfolio manager of the Fund since May 2019.

Amritha Kasturirangan, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since September 2019.

Nayan Sheth, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since September 2019.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Small Cap Value VIP Fund

Investment Goal

Long-term total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees	0.64%
Distribution and service (12b-1) fees	None
Other expenses	0.03%
Acquired fund fees and expenses[1]	0.01%
Total annual Fund operating expenses[1]	0.68%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$ 69	$ 218	$ 379	$ 847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 54.36% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) not exceeding either: 1) the highest market capitalization in the Russell 2000 Index; or 2) the 12-month average of the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. As of the most recent reconstitution, the highest market capitalization in the Russell 2000 Index was $5.0 billion.

The Fund generally invests in equity securities of companies that the Fund’s investment manager believes are undervalued at the time of purchase and have the potential for capital appreciation. The Fund invests predominantly in common stocks. A stock price is undervalued when it trades at less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company’s worth. Following this strategy, the Fund invests in companies that the investment manager believes have, for example: stock prices that are low relative to current, or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price. The Fund also may invest in real estate investment trusts (REITs).

The types of companies the Fund may invest in include, among other things, those that may be considered out of favor due to actual or perceived cyclical or secular challenges, or are experiencing temporary setbacks, diminished expectations, mismanagement or undermanagement, or are financially stressed.

The Fund may invest up to 25% of its total assets in foreign securities.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Small Capitalization Companies Securities issued by small capitalization companies may be more volatile in price than those of larger companies and may involve substantial risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, small capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Value Style Investing A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Cyclical stocks in which the Fund may invest tend to lose value more quickly in periods of anticipated economic downturns than non-cyclical stocks. Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Real Estate Investment Trusts (REITs) A REIT's performance depends on the types, values and locations of the properties it owns and how well those properties are managed. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. Because a REIT may be invested in a limited number of projects or in a particular market segment, it may be more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 1 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q4'11	19.94%
Worst Quarter:	Q3'11	-21.49%
As of March 31, 2020, the Fund's year-to-date return was -33.57%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Small Cap Value VIP Fund - Class 1	26.72%	8.26%	11.67%
Russell 2000 Value Index (index reflects no deduction for fees, expenses or taxes)	22.39%	6.99%	10.57%

Investment Manager

Franklin Mutual Advisers, LLC (Franklin Mutual)

Portfolio Managers

Steven B. Raineri Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2012.

Christopher Meeker, CFA Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2015.

Nicholas Karzon, CFA Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since December 2019.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Small-Mid Cap Growth VIP Fund

Investment Goal

Long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees	0.80%
Distribution and service (12b-1) fees	None
Other expenses	0.04%
Acquired fund fees and expenses[1]	0.01%
Total annual Fund operating expenses[1]	0.85%
Fee waiver and/or expense reimbursement[2]	-0.01%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	0.84%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$ 86	$ 270	$ 470	$ 1,048

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 59.07% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) and mid-capitalization (mid-cap) companies. For this Fund, small-cap companies are companies within the market capitalization range of companies in the Russell 2500™ Index, at the time of purchase, and mid-cap companies are companies within the market capitalization range of companies in the Russell Midcap® Index, at the time of purchase. Under normal market conditions, the Fund invests predominantly in equity securities, predominantly in common stock.

The Fund, from time to time, may have significant positions in particular sectors.

The investment manager uses fundamental, "bottom-up" research to seek companies meeting its criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, the investment manager looks for companies that it believes can produce sustainable earnings and cash flow growth, evaluating the long term market opportunity and competitive structure of an industry to target leaders and emerging leaders. In assessing value, the investment manager considers whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Growth Style Investing Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 1 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The inclusion of the S&P 500® Index shows how the Fund's performance compares to a group of securities in an additional leading stock index.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q1'19	20.25%
Worst Quarter:	Q3'11	-21.37%
As of March 31, 2020, the Fund's year-to-date return was -16.77%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Small-Mid Cap Growth VIP Fund - Class 1	31.80%	9.16%	12.12%
Russell Midcap® Growth Index (index reflects no deduction for fees, expenses or taxes)	35.47%	11.61%	14.24%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%

No one index is representative of the Fund's portfolio.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

John P. Scandalios, CFA Vice President of Advisers and portfolio manager of the Fund since 2016.

Michael McCarthy, CFA Executive Vice President and Chief Investment Officer of Advisers and portfolio manager of the Fund since 1995.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Strategic Income VIP Fund

Investment Goal

High level of current income. A secondary goal is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees	0.63%
Distribution and service (12b-1) fees	None
Other expenses	0.08%
Acquired fund fees and expenses[1]	0.03%
Total annual Fund operating expenses[1]	0.74%
Fee waiver and/or expense reimbursement[2]	-0.03%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	0.71%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed in advance to reduce its fees as a result of the Fund's investments in Franklin Templeton affiliated funds (acquired funds), including a Franklin Templeton money fund, for at least one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$ 73	$ 234	$ 409	$ 917

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 114.89% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests its assets primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets. Debt securities include all varieties of fixed, variable and floating rate income securities, including bonds, U.S. and foreign government and agency securities, corporate loans (and loan participations), mortgage-backed securities and other asset-backed securities and convertible securities. The Fund shifts its investments among various classes of debt securities and at any given time may have a substantial amount of its assets invested in any class of debt security.

The Fund may invest up to 100% of its assets in high yield, lower-quality debt securities (also known as "junk bonds"). The below-investment grade debt securities in which the Fund invests are generally rated at least Caa by Moody's Investors Service (Moody's) or CCC by Standard & Poor's (S&P®) or are unrated securities the Fund's investment manager determines are of comparable quality.

The Fund may invest a portion of its assets in marketplace loans to consumers and small and mid-sized enterprises or companies (SMEs), which may include loans for individual leases, that may be originated through online lending platforms.

The Fund may invest in many different securities issued or guaranteed by the U.S. government or by non-U.S. governments, or their respective agencies or instrumentalities, including mortgage-backed securities and inflation-indexed securities issued by the U.S. Treasury. Mortgage-backed securities represent an interest in a pool of mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings and other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. These securities may be fixed-rate or adjustable-rate mortgage-backed securities (ARMS). The Fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the "to-be-announced" (TBA) market. With TBA transactions, the particular securities to be delivered must meet specified terms and standards. The Fund may also invest a small portion of its assets directly in mortgage loans.

The Fund may invest a significant portion of its assets in complex fixed income securities, such as collateralized debt obligations (“CDOs”), which are generally a type of asset-backed securities.

For purposes of pursuing its investment goals, the Fund regularly enters into various currency-related transactions involving derivative instruments, including currency and cross currency forwards, currency swaps, currency and currency index futures contracts and currency options. The Fund may also enter into interest rate and credit-related transactions involving derivative instruments, including interest rate, fixed income total return and credit default swaps and bond/interest rate futures contracts. The use of these derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks. These derivative instruments may be used for hedging purposes, to enhance Fund returns or to obtain exposure to various market sectors.

The Fund uses an active allocation strategy to try to achieve its investment goals. The investment manager uses a "top-down" analysis of macroeconomic trends combined with a "bottom-up" fundamental analysis of market sectors, industries, and issuers to try to take advantage of varying sector reactions to economic events.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Credit An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

High-Yield Debt Securities Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Interest Rate When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Income The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Variable Rate Securities Because changes in interest rates on variable rate securities (including floating rate securities) may lag behind changes in market rates, the value of such securities may decline during periods of rising interest rates until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on variable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Sovereign Debt Securities Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign investments generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments. In the event of a default on sovereign debt, the Fund may also have limited legal recourse against the defaulting government entity.

Emerging Market Countries The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Mortgage Securities and Asset-Backed Securities Mortgage securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The Fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase or extend the effective maturity of mortgage securities, making them more sensitive to interest rate changes, subject to greater price volatility, and more susceptible than some other debt securities to a decline in market value when interest rates rise.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Inflation The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Floating Rate Corporate Investments Floating rate corporate loans and corporate debt securities generally have credit ratings below investment grade and may be subject to resale restrictions. They are often issued in connection with highly leveraged transactions, and may be subject to greater credit risks than other investments including the possibility of default or bankruptcy. In addition, a secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value upon the sale of a corporate loan. A significant portion of floating rate investments may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Collateralized Debt Obligations (CDOs) The risks of an investment in a CDO, a type of asset backed security, depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests and may be affected by the performance of a CDO's collateral manager. CDOs may be deemed to be illiquid and subject to the Fund’s restrictions on investments in illiquid investments. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment.

Marketplace Loans Marketplace loans are subject to the risks associated with debt investments generally, including but not limited to, interest rate, credit, liquidity, high yield debt, market and income risks. Marketplace loans generally are not rated by rating agencies, are often unsecured, and are highly risky and speculative investments. Lenders and investors, such as the Fund, assume all of the credit risk on the loans they fund or purchase and there are no assurances that payments due on underlying loans will be made. In addition, investments in marketplace loans may be adversely affected if the platform operator or a third-party service provider becomes unable or unwilling to fulfill its obligations in servicing the loans. Moreover, the Fund may have limited information about the underlying marketplace loans and information provided to the platform regarding the loans and the borrowers’ credit information may be incomplete, inaccurate or outdated. It also may be difficult for the Fund to sell an investment in a marketplace loan before maturity at the price at which the Fund believes the loan should be valued because these loans typically are considered by the Fund to be illiquid securities.

Currency Management Strategies Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 1 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The inclusion of the Lipper Multi-Sector Income Funds Classification Average shows how the Fund's performance compares with the returns of an index of funds with similar investment objectives.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q3'10	5.69%
Worst Quarter:	Q3'11	-4.55%
As of March 31, 2020, the Fund's year-to-date return was -9.42%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Strategic Income VIP Fund - Class 1	8.41%	3.05%	4.74%
Bloomberg Barclays U.S. Aggregate Index (index reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%
Lipper Multi-Sector Income Funds Classification Average (index reflects no deduction for fees, expenses or taxes)	9.77%	3.91%	5.18%

No one index is representative of the Fund's portfolio.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Sonal Desai, Ph.D. Executive Vice President and Director of Advisers and portfolio manager of the Fund since 2018.

Patricia O'Connor, CFA Vice President of Advisers and portfolio manager of the Fund since 2016.

William Chong, CFA, FRM Portfolio Manager of Advisers and portfolio manager of the Fund since October 2019.

David Yuen, CFA, FRM Portfolio Manager of Advisers and portfolio manager of the Fund since October 2019.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin U.S. Government Securities VIP Fund

Investment Goal

Income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees	0.47%
Distribution and service (12b-1) fees	None
Other expenses	0.04%
Total annual Fund operating expenses	0.51%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$ 52	$ 164	$ 285	$ 640

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24.16% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities. The Fund invests primarily to predominantly in fixed rate and variable rate mortgage-backed securities, a significant to substantial amount of which is in securities issued by the Government National Mortgage Association (Ginnie Maes). Ginnie Maes represent an ownership interest in mortgage loans pooled together for sale to investors to finance purchases of homes. The mortgage loans may have either fixed or adjustable interest rates. As the underlying mortgage loans are paid off, Ginnie Maes provide investors with monthly payments of interest and principal as well as any unscheduled prepayments on the underlying mortgage loans.

Ginnie Maes carry a guarantee as to the timely repayment of principal and interest that is backed by the full faith and credit of the U.S. government. The full faith and credit guarantee does not apply to the market prices and yields of the Ginnie Maes or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

The Fund may also invest in mortgage-backed and other securities issued or guaranteed by the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). Securities issued or guaranteed by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, but rather are generally supported only by the creditworthiness of the issuer.

The Fund may invest in U.S. Treasury STRIPS, bills, bonds, notes and Treasury inflation-protected securities.

Government agency or instrumentality issues have different levels of credit support. Ginnie Mae pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac, may be chartered by Acts of Congress, but their securities are neither issued nor guaranteed by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that the U.S. government will continue to do so. Accordingly, securities issued by Fannie Mae and Freddie Mac may involve a greater risk of non-payment of principal and interest. Investors should remember that guarantees of timely repayment of principal and interest do not apply to the market prices and yields of the securities or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

The Fund may also invest in other U.S. government securities, which may or may not be backed by the full faith and credit of the U.S. government.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Interest Rate When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Prepayment Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

Mortgage Securities Mortgage securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The Fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase or extend the effective maturity of mortgage securities, making them more sensitive to interest rate changes, subject to greater price volatility, and more susceptible than some other debt securities to a decline in market value when interest rates rise.

Income The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Credit An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value. While securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. government, not all securities of the various U.S. government agencies are, including those of Fannie Mae and Freddie Mac. Accordingly, securities issued by Fannie Mae and Freddie Mac may involve a risk of non-payment of principal and interest.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 1 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The inclusion of the Lipper VIP General U.S. Government Funds Classification Average shows how the Fund's performance compares with the returns of an index of funds with similar investment objectives.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q2'10	3.11%
Worst Quarter:	Q2'13	-2.15%
As of March 31, 2020, the Fund's year-to-date return was 2.67%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin U.S. Government Securities VIP Fund - Class 1	5.47%	1.85%	2.43%
Bloomberg Barclays U.S. Government - Intermediate Index (index reflects no deduction for fees, expenses or taxes)	5.20%	1.99%	2.38%
Lipper VIP General U.S. Government Funds Classification Average (index reflects no deduction for fees, expenses or taxes)	5.76%	1.94%	2.61%

No one index is representative of the Fund's portfolio.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Paul Varunok Portfolio Manager of Advisers and portfolio manager of the Fund since 2004.

Neil Dhruv Portfolio Manager of Advisers and portfolio manager of the Fund since October 2019.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund’s distributions (which the Fund expects, based on its investment goals and strategies to consist of primarily ordinary income) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Templeton Developing Markets VIP Fund

Investment Goal

Long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)
Class 1
Management fees	1.05%
Distribution and service (12b-1) fees	None
Other expenses	0.10%
Acquired fund fees and expenses[1]	0.01%
Total annual Fund operating expenses[1]	1.16%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$ 118	$ 368	$ 638	$ 1,409

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18.04% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in emerging markets investments. Emerging market or "developing market" countries include those considered to be developing by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities; countries with a stock market capitalization of less than 3% of the MSCl World Index; or countries included in the MSCI Emerging Markets Index or the MSCI Frontier Markets Index. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. The Fund invests primarily in equity securities of developing market companies, principally common and preferred stock and American, Global and European Depositary Receipts.

The Fund's investments in equity securities may include investments in the securities of companies of any capitalization, including a portion in small and mid capitalization companies. The Fund, from time to time, may have significant investments in one or more countries, such as China or South Korea, or in particular industries or sectors. In addition to the Fund's main investments, the Fund may invest up to 20% of its net assets in the securities of issuers in developed market countries.

When choosing equity investments for the Fund, the investment manager applies a fundamental research, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The investment manager also considers a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price of the company's securities.

The Fund is a "non-diversified" fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies.

Trade disputes and the imposition of tariffs on goods and services can affect the economies of countries in which the Fund invests, particularly those countries with large export sectors, as well as the global economy. Trade disputes can result in increased costs of production and reduced profitability for non-export-dependent companies that rely on imports to the extent a country engages in retaliatory tariffs. Trade disputes may also lead to increased currency exchange rate volatility.

Developing Market Countries The Fund’s investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

The risks of investing in traditional developing markets are magnified in frontier markets countries (which are a subset of developing markets countries) because they generally have smaller economies and less developed capital markets than in traditional developing markets.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Non-Diversification Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may negatively impact the Fund's performance and result in greater fluctuation in the value of the Fund’s shares.

Value Investing A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 1 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	September 30, 2010	20.52%
Worst Quarter:	September 30, 2011	-22.19%
As of March 31, 2020, the Fund's year-to-date return was -25.65%.

Average Annual Total Returns

For the periods ended December 31, 2019
	1 Year	5 Years	10 Years
Templeton Developing Markets VIP Fund - Class 1	26.92%	7.46%	3.95%
MSCI Emerging Markets Index-NR (index reflects no deduction for fees, expenses or taxes)[1]	18.44%	5.61%	3.68%
MSCI Emerging Markets Index (index reflects no deduction for fees, expenses or taxes)	18.88%	6.01%	4.04%

No one index is representative of the Fund's portfolio.

1. The MSCI Emerging Markets Index NR is replacing the MSCI Emerging Markets Index as the Fund’s benchmark because the investment manager believes the MSCI Emerging Markets Index-NR provides a more consistent basis for comparison relative to the Fund's peers.

Investment Manager

Templeton Asset Management Ltd. (Asset Management)

Sub-Advisor

Franklin Templeton Investment Management Limited (FTIML)

Portfolio Manager

Chetan Sehgal, CFA Portfolio manager of Asset Management and portfolio manager of the Fund since 2017.

Andrew Ness, CFA Portfolio Manager of FTIML and portfolio manager of the Fund since November 2020.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Templeton Foreign VIP Fund

Investment Goal

Long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees	0.80%
Distribution and service (12b-1) fees	None
Other expenses	0.05%
Acquired fund fees and expenses[1]	0.02%
Total annual Fund operating expenses[1]	0.87%
Fee waiver and/or expense reimbursement[2]	-0.02%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	0.85%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$ 87	$ 276	$ 480	$ 1,072

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28.52% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets. Under normal market conditions, the Fund invests predominantly in equity securities, primarily to predominantly in common stock. While there are no set percentage targets, the Fund invests predominantly in large to mid capitalization companies and may invest a portion in small capitalization companies. The Fund also invests in American, European and Global Depositary Receipts. Although the investment manager will search for investments across a large number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or sectors.

The investment manager may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

The Fund may, from time to time, engage in currency-related derivatives, such as currency and cross-currency forwards and currency futures contracts, to seek to hedge (protect) against currency risks.

When choosing equity investments for the Fund, the investment manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The investment manager also considers a company’s price/earnings ratio, profit margins and liquidation value.

The Fund may also use a variety of equity-related derivatives, which may include equity futures and equity index futures, for various purposes including enhancing Fund returns, increasing liquidity and gaining exposure to particular markets in more efficient or less expensive ways.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Currency Management Strategies Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Regional Focus Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of investments held by the Fund. Current uncertainty concerning the economic consequences of the January 31, 2020 departure of the United Kingdom from the European Union (EU) may increase market volatility.

Developing Market Countries The Fund’s investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Value Style Investing A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 1 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q3'10	15.12%
Worst Quarter:	Q3'11	-19.74%
As of March 31, 2020, the Fund's year-to-date return was -27.48%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Templeton Foreign VIP Fund - Class 1	12.84%	2.42%	3.63%
MSCI All Country World ex-US Index (index reflects no deduction for fees, expenses or taxes)	22.13%	6.01%	5.45%

Investment Manager

Templeton Investment Counsel, LLC (Investment Counsel)

Portfolio Managers

Peter A. Nori, CFA Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel and portfolio manager of the Fund since 1999.

Matthew R. Nagle, CFA Portfolio Manager of Investment Counsel and portfolio manager of the Fund since 2018.

Heather Waddell, CFA Senior Vice President/Portfolio Manager - Research Analyst of Investment Counsel and portfolio manager of the Fund since 2018.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Templeton Global Bond VIP Fund

Investment Goal

High current income, consistent with preservation of capital. Capital appreciation is a secondary consideration.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees	0.46%
Distribution and service (12b-1) fees	None
Other expenses	0.07%
Acquired fund fees and expenses[1]	0.09%
Total annual Fund operating expenses[1]	0.62%
Fee waiver and/or expense reimbursement[2]	-0.11%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	0.51%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$ 52	$ 188	$ 335	$ 767

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22.58% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in “bonds.” Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures. The Fund invests predominantly in bonds issued by governments, government-related entities and government agencies located around the world. Bonds may be denominated and issued in the local currency or another currency. The Fund may also invest in securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. Under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities, and may invest without limit in emerging or developing markets.

Although the Fund may buy bonds rated in any category, it focuses on "investment grade" bonds. These are issues rated in the top four rating categories by at least one independent rating agency, such as Standard & Poor's (S&P®) or Moody's Investors Service (Moody's) or, if unrated, determined by the Fund's investment manager to be of comparable quality. The Fund may invest up to 25% of its total assets in bonds that are rated below investment grade or, if unrated, determined by the investment manager to be of comparable quality. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. The Fund may invest in debt securities of any maturity, and the average maturity of debt securities in the Fund's portfolio will fluctuate depending on the investment manager's outlook on changing market, economic and political conditions.

The Fund is a "non-diversified" fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

For purposes of pursuing its investment goals, the Fund regularly enters into various currency-related derivative instruments, such as currency and cross currency forwards, currency and currency index futures contracts and currency options. The Fund maintains extensive positions in currency-related derivative instruments as a hedging technique or to implement a currency investment strategy, which could expose a large amount of the Fund’s assets to obligations under these instruments. The results of such transactions may represent, from time to time, a large component of the Fund’s investment returns. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The Fund may also enter into interest rate-related derivatives, such as interest rate/bond futures and interest rate swap agreements and credit-related derivatives, such as credit default swaps. These derivative instruments may be used for hedging purposes, to enhance returns or to obtain net long or net negative (short) exposure to selected currencies, interest rates, countries or durations.

When choosing investments for the Fund, the investment manager allocates the Fund's assets based upon its assessment of changing market, political and economic conditions. It considers various factors, including evaluation of interest rates, currency exchange rate changes and credit risks. The investment manager may consider selling a security when it believes the security has become fully valued due to either its price appreciation or changes in the issuer's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

The Fund may, at times, maintain a large position in cash and cash equivalents (including money market funds).

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Currency Management Strategies Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Sovereign Debt Securities Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign investments generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments. In the event of a default on sovereign debt, the Fund may also have limited legal recourse against the defaulting government entity.

Regional Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

Developing Market Countries The Fund’s investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Interest Rate When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Credit An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

High-Yield Debt Securities Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Income The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Non-Diversification Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may negatively impact the Fund's performance and result in greater fluctuation in the value of the Fund’s shares.

Cash Position To the extent that the Fund holds a large position in cash/cash equivalents (including money market funds) the Fund may lose opportunities to participate in market appreciation and may have lower returns than if the Fund made other investments. In such circumstances, the Fund may not achieve its investment goal.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 1 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The inclusion of the Citigroup World Government Bond Index (WGBI) shows how the Fund's performance compares to a group of securities in an additional leading government bond index.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q3'10	8.70%
Worst Quarter:	Q3'11	-7.45%
As of March 31, 2020, the Fund's year-to-date return was -4.55%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Templeton Global Bond VIP Fund - Class 1	1.89%	1.04%	3.72%
JP Morgan Global Government Bond Index (index reflects no deduction for fees, expenses or taxes)	6.02%	2.16%	2.15%
Citigroup World Government Bond Index (index reflects no deduction for fees, expenses or taxes)	5.90%	2.03%	1.85%

No one index is representative of the Fund's portfolio.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Michael Hasenstab, Ph.D. Executive Vice President of Advisers and portfolio manager of the Fund since 2001.

Calvin Ho, Ph.D. Senior Vice President of Advisers and portfolio manager of the Fund since 2018.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Templeton Growth VIP Fund

Investment Goal

Long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees	0.82%
Distribution and service (12b-1) fees	None
Other expenses	0.04%
Total annual Fund operating expenses	0.86%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$ 88	$ 274	$ 477	$ 1,061

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19.69% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including developing markets. The equity securities in which the Fund primarily invests are common stock. The Fund may invest in companies of any size, including small and mid capitalization companies. Although the Fund seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or sectors.

The Fund may also use a variety of equity-related derivatives, which may include equity futures and equity index futures, for various purposes including enhancing Fund returns, increasing liquidity and gaining exposure to particular markets in more efficient or less expensive ways.

When choosing equity investments for the Fund, the investment manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The investment manager also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

The Fund may, from time to time, seek to hedge (protect) against currency risks, using certain currency-related derivative instruments, such as currency and cross currency forwards and currency futures contracts.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Regional Focus Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of investments held by the Fund. Current uncertainty concerning the economic consequences of the January 31, 2020 departure of the United Kingdom from the European Union (EU) may increase market volatility.

Developing Markets The Fund’s investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Value Style Investing A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 1 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q3'10	13.51%
Worst Quarter:	Q3'11	-20.72%
As of March 31, 2020, the Fund's year-to-date return was -22.24%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Templeton Growth VIP Fund - Class 1	15.43%	3.82%	6.51%
MSCI All Country World Index (index reflects no deduction for fees, expenses or taxes)	27.30%	9.00%	9.37%

Investment Manager

Templeton Global Advisors Limited (Global Advisors)

Portfolio Managers

Peter M. Moeschter, CFA Executive Vice President and Director of Global Advisors and portfolio manager of the Fund since 2019.

Herbert J. Arnett, Jr. Vice President of Global Advisors and portfolio manager of the Fund since 2017.

Christopher James Peel, CFA Vice President of Global Advisors and portfolio manager of the Fund since 2017.

Warren Pustam, CFA Vice President of Global Advisors and portfolio manager of the Fund since July 2019.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Templeton Variable Insurance Products Trust

Overview

Franklin Templeton Variable Insurance Products Trust (the Trust) currently consists of multiple series (Funds), offering a wide variety of investment choices. Funds may be available in multiple classes: Class 1, Class 2, Class 4 and Class 5. The classes are identical except that Class 2, Class 4 and Class 5 each has a distribution plan (see "Share Classes" under Fund Account Information). The Funds are not offered to the public; they are offered and sold only to: (1) insurance company separate accounts to serve as the underlying investment vehicle for variable contracts; (2) certain qualified plans; and (3) other funds of funds.

Investment Considerations

  The following give a general sense of the level of fund assets associated with a particular investment or strategy: "small portion" (less than 10%); "portion" (10% to 25%); "significant" (25% to 50%); "substantial" (50% to 66%); "primary" (66% to 80%); and "predominant" (80% or more). The percentages are not limitations unless specifically stated as such in this prospectus or in the Trust's Statement of Additional Information (SAI).

Risks

  Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Fund shares involve investment risks, including the possible loss of principal.
  Because you could lose money by investing in a Fund, take the time to read each Fund description and consider all risks before investing.

Additional Information

More detailed information about each Fund, its investment policies, and its particular risks can be found in the SAI.

Investment Management

The Funds' investment managers and their affiliates manage as of September 30, 2020, over $1.41 billion in assets, and have been in the investment management business since 1947. In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Series organization became part of the Franklin Templeton organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization.

FUND DETAILS

Franklin Allocation VIP Fund

Investment Goal

The Fund’s principal investment goal is capital appreciation. Its secondary goal is income. The Fund's investment goals are non-fundamental, which means they may be changed by the board of trustees without shareholder approval. Shareholders will be given at least 60 days' advance notice of any change to the Fund's investment goal.

Principal Investment Policies and Practices

The Fund seeks to achieve its investment goals by allocating its assets among the broad asset classes of equity and fixed income investments through a variety of investment strategies or “sleeves” managed by the investment manager or its affiliates, which include Franklin U.S. Smart Beta Equity Strategy, Franklin Total Return Strategy, Franklin Growth Strategy, Templeton Foreign Strategy, Franklin International Growth Strategy, Franklin U.S. Government Securities Strategy, Franklin Rising Dividends Strategy, Franklin Investment Grade Corporate Strategy, Templeton Global Bond VIP Fund, Franklin International Core Equity Strategy, Franklin U.S. Core Equity (IU) Strategy, Franklin Emerging Market Core Equity (IU) Strategy and Franklin U.S. Core Bond Strategy, each of which is described in more detail below. The Fund is structured as a multi-manager fund (meaning the Fund’s assets are managed by multiple sub-advisors), with the investment manager having overall responsibility for the Fund’s investments. The investment manager allocates assets among various asset classes and strategy sleeves to seek to diversify the Fund’s portfolio, to add incremental return, and to reduce the Fund’s risk of being significantly impacted by changes in a specific asset class or by changing market conditions. The investment manager may, at times, implement a risk overlay strategy, which seeks to neutralize certain market risks that may exist in the Fund primarily through the use of equity and interest rate/bond futures.

Under normal market conditions, the Fund allocates approximately 60% of its assets to the equity asset class and 40% of its assets to the fixed income asset class by allocating the Fund’s assets among the various sleeves. The Fund’s asset allocation may change from time to time based on market conditions and the investment manager’s strategic and tactical asset allocation views. The Fund’s equity and fixed income investments typically will not vary by more than 5% from the stated allocations; however, appreciation and/or depreciation in the value of the Fund’s investments may cause the relative percentages to vary by more than 5%. The investment manager rebalances the Fund's portfolio to bring the Fund back to its typical allocation on a periodic basis, typically when market values deviate from target weights beyond predefined thresholds or when the manager’s view on asset classes changes. In addition, during adverse market conditions, the investment manager, in its sole discretion, may tactically manage the Fund’s risk exposure on a Fund level, which could cause the Fund’s allocations to vary by more than 5% from the stated allocations. The investment manager uses a variety of techniques to adjust the Fund’s exposure to certain asset classes to manage risk including allocating additional assets or reducing assets allocated to certain sleeves, holding additional cash and cash equivalents in the Fund’s portfolio, or using certain equity, interest rate and currency derivative instruments.

The Fund may invest in securities of U.S. and foreign companies in both the equity and fixed income sleeves, although the Fund currently does not anticipate investing more than 30% of its net assets in securities of issuers domiciled outside the United States. For purposes of this Fund’s investment strategies, U.S. companies are those that are economically tied to the United States including when: (1) the issuer’s principal securities trading market is in the United States; (2) the issuer derives 50% or more of its annual revenues or annual profits from either goods produced, sales made or services performed in the United States; (3) the issuer has 50% of more of its assets located in the United States; or (4) the issuer is organized under the laws of, and has a principal office in, the United States. Through its sleeves, the Fund may invest in a variety of equity securities of any capitalization size and a variety of government and corporate fixed income investments that have variable or fixed interest rates and may be of any duration or maturity. Through its sleeves, the Fund may invest in fixed income securities that could include bonds, notes, debentures, banker’s acceptances and commercial paper; floating rate notes; loans and loan participations; and mortgage-backed or asset-backed securities, including collateralized debt obligations. The Fund may also invest a small portion of its assets in other mutual funds, which include other Franklin Templeton mutual funds, and Franklin Templeton and third-party exchange-traded funds (ETFs) (underlying funds), in order to gain exposure to certain asset classes or for tactical positioning.

An equity security represents a proportionate share, or right to acquire a proportionate share, of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks and preferred stocks are examples of equity securities. Debt securities obligate the issuer to repay a loan of money at a future date and generally provide for the payment of interest on the amount borrowed. These include bonds, notes and debentures.

Mortgage-backed securities represent an interest in a pool of mortgage loans made and packaged or "pooled" together by banks, mortgage lenders, various governmental agencies and other financial institutions for sale to investors to finance purchases of homes, commercial buildings and other real estate. Most mortgage-backed securities are pass-through securities, which means they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage loans. Asset-backed securities are securities backed by loans, leases, and other receivables.

The Fund generally invests in investment grade debt securities, but may invest a small portion its total assets in bonds rated below investment grade. Securities rated in the top four ratings categories by at least one independent rating agency such as Standard & Poor's (S&P®) (rated BBB or better), Moody's Investors Service (Moody's) (rated Baa or higher) are considered investment grade. Securities rated Ba or lower by Moody's or BB or lower by S&P® are considered to be below investment grade. Such lower rated but higher yielding securities are sometimes referred to as "junk bonds."

Collateralized debt obligations (CDOs) are generally types of asset-backed securities. Collateralized bond obligations (CBOs) and collateralized loan obligations (CLOs) are generally considered two types of CDOs. CBOs represent interests in a special purpose, bankruptcy-remote vehicle, typically a trust, collateralized by a pool of fixed income securities, some of which may be below investment grade, including commercial mortgage-backed securities, residential mortgage-backed securities, corporate bonds and emerging market debt securities. CLOs are similar to CBOs except that the underlying pool for a CLO is generally comprised of corporate and/or sovereign loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans made to domestic and foreign borrowers, including loans that may be rated below investment grade or equivalent unrated loans. For the broader category of CDOs, the pool of debt instruments held by a trust may include debt instruments of any type, including mortgage-backed or other asset-backed securities issued in securitization transactions. In all types of CDOs, the interests in the trust are split into two or more portions, called tranches, varying in risk, maturity, payment priority and yield. The riskiest portion is the “equity” tranche which is the first loss position to observe defaults from the collateral in the trust. Because they are partially protected from defaults, senior tranches of a CDO trust typically have higher ratings and lower yields than the underlying collateral securities held by the trust, and can be rated investment grade. The Fund may invest in any tranche of a CDO excluding the “equity” tranche.

The Fund regularly uses currency-related derivatives, including forward foreign currency exchange contracts, currency futures contracts, currency swaps and currency options to hedge (protect) against currency risks. The Fund also may, from time to time, use a variety of equity-related derivatives, which may include purchasing or selling call and put options on equity securities and equity security indices, futures on equity securities and equity indexes and options on equity index futures, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in certain equity markets. In addition, the Fund may, from time to time, use interest rate derivatives, including interest rate swaps and interest rate/bond futures contracts for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected markets, interest rates, countries, currencies or durations. The investment manager’s risk overlay strategy may involve investing in derivatives in an effort to provide a hedge against negative market events. When implemented, the risk overlay strategy will reduce the Fund's ability to benefit from positive market movements.

A currency forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying instrument or asset, such as a specific currency, at a specified price at a specified later date that trade on an exchange.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire a specified quantity of the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts used by the Fund allow for a cash payment of the net gain or loss on the contract at maturity in lieu of delivery of the underlying instruments, some require the actual delivery or acquisition of the underlying instrument or asset. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one rate is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).

A currency swap is generally a contract between two parties to exchange one currency for another currency at the start of the contract and then exchange periodic floating or fixed rates during the term of the contract based upon the relative value differential between the two currencies. Unlike other types of swaps, currency swaps typically involve the delivery of the entire principal (notional) amounts of the two currencies at the time the swap is entered into. At the end of the swap contract, the parties receive back the principal amounts of the two currencies.

A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. For example, when the investment manager expects the price of a stock held by the Fund to decline in value, the Fund may also purchase put options that are expected to increase in value as the market price of the stock declines to hedge against such anticipated decline in value.

In determining an optimal mix of the equity and fixed income asset classes for the Fund, the investment manager assesses changing economic, market and industry conditions. The investment manager allocates among strategy sleeves utilizing a top-down approach, generating the Fund's strategy weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency and other investment options, among other things.

Information about the Strategy Sleeves

Allocations to the individually managed sleeves discussed below typically will not exceed 20%, but will vary with market conditions; however, under normal market conditions, no sleeve constitutes a majority of the Fund’s assets. Unless indicated, the individual strategy sleeves are managed by the investment manager.

Franklin U.S. Smart Beta Equity Strategy. The strategy seeks long-term capital appreciation by investing substantially in U.S. equities using a proprietary, systematic model to screen, weight and select securities, starting with those in a broad-market U.S. equity index (currently the Russell 1000 Index). The strategy uses a multi-factor approach, emphasizing quality and value, while also considering low volatility and momentum. The manager’s analysis of how these factors apply to stocks in the U.S. equity index is used to select what the manager views as approximately the top one-quarter of such stocks.

Franklin Total Return Strategy. The strategy seeks to provide high current income consistent with preservation of capital while capital appreciation over the long term is a secondary focus. The strategy invests predominantly in investment grade debt securities and investments. The debt securities in which the strategy may invest include government and corporate debt securities, mortgage- and asset-backed securities, floating interest rate corporate loans and debt securities and certain derivatives that provide exposure to such investments. The Fund may also invest to a limited extent in non-investment grade securities (“junk bonds”), foreign securities and collateralized debt obligations (“CDOs”).

Franklin Growth Strategy. The strategy seeks long-term capital appreciation by investing substantially in the equity securities of companies that are leaders in their industries based on criteria such as historical and potential growth in revenues and earnings, strength and quality of management, and strategic position in the industry, and which the managers believe are suitable for a buy-and-hold strategy.

Templeton Foreign Strategy. The strategy seeks long-term capital growth by investing predominantly in foreign securities which are predominantly equity securities of companies located outside of the U.S., including developing markets. The strategy may invest in companies of any capitalization.

Franklin International Growth Strategy. The strategy seeks capital appreciation by investing predominantly in the equity securities of mid-and large capitalization companies outside the U.S. (typically with market capitalizations greater than $2 billion) with long-term growth potential.

Franklin U.S. Government Securities Strategy. The strategy seeks income by investing substantially in Government National Mortgage Association securities (Ginnie Maes). These securities carry a guarantee backed by the full faith and credit of the U.S. government as to timely payment of principal and interest.

Franklin Rising Dividends Strategy. The strategy seeks long-term capital appreciation and preservation of capital by investing primarily in equity securities of companies that the investment manager believes have a history of consistent and substantial dividend increases. The strategy may focus on companies in any capitalization range.

Franklin Investment Grade Corporate Strategy. The strategy seeks as high a level of current income as is consistent with prudent investing, while seeking preservation of capital, by investing predominantly in investment grade corporate debt securities and investments. The strategy may invest a significant part of its net assets in foreign securities, including those in developing markets, and a portion of its net assets in non-U.S. dollar denominated securities. A “top-down” analysis of macroeconomic trends is used, combined with a “bottom-up” fundamental analysis of market sectors, industries, and issuers. Securities are chosen based on characteristics including duration and yield curve exposure, total return potential, as well as the appropriate diversification and risk profile at the issue, company, industry, and country levels.

Templeton Global Bond VIP Fund. The Fund accesses this strategy by investing directly in the Templeton Global Bond VIP Fund. The Templeton Global Bond VIP Fund seeks current income with capital appreciation and growth of income, by investing at least 80% of its net assets in bonds of governments, government related entities and government agencies located anywhere in the world. The Templeton Global Bond VIP Fund may invest in bonds denominated and issued in the local currency or another currency and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. It regularly enters into various currency-related and other transactions involving derivative instruments.

Franklin International Core Equity Strategy. This strategy seeks capital appreciation by investing predominately in non-U.S. equity securities of any capitalization. The investible universe typically includes both growth and value companies in the MSCI EAFE index. The investment manager uses a multi-factor process to determine securities that have favorable exposure to quality, value and momentum.

Franklin U.S. Core Equity (IU) Strategy. The Fund invests directly in the Franklin U.S. Core Equity (IU) Strategy, which seeks capital appreciation by investing at least 80% of its net assets in U.S. equity securities. The investable universe typically includes equity securities of companies in the Russell 1000 Index. The investment manager uses a multi-factor process to determine securities that have favorable exposure to quality, value and momentum.

Franklin Emerging Markets Core Equity (IU) Strategy. The Fund invests directly in the Franklin Emerging Markets Core Equity (IU) Strategy, which seeks capital appreciation by investing at least 80% of its net assets in equity securities of issuers located in “emerging market countries. The investable universe typically includes equity securities of companies in the MSCI Emerging Market Equity Index. The investment manager uses a multi-factor process to determine securities that have favorable exposure to quality, value and momentum.

Franklin U.S. Core Bond Strategy. This strategy seeks total return by investing substantially in bonds of U.S. issuers, including government, corporate debt, mortgage-backed and asset-backed securities. The strategy focuses predominately on investment grade debt securities and is generally expected to have sector, credit and duration exposures comparable to the Bloomberg Barclays U.S. Aggregate Bond Index.

At the discretion of the investment manager, the allocations to asset classes and sleeves may vary from time to time without shareholder approval, based on market conditions, the investment managers’ assessment of an asset class’ relative attractiveness as an investment opportunity, the investment managers’ assessment of a strategy sleeve’s effectiveness in changing economic environments, or as part of a risk management strategy.

Exclusion from Commodity Pool Operator Definition

An exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) has been claimed with respect to the Fund and, therefore, neither the Fund nor any person deemed to operate the Fund is subject to CFTC registration or regulation as a CPO.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund’s Statement of Additional Information. Because the Fund intends to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments.

The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities, to maintain liquidity or to segregate on the Fund's books in connection with its derivatives strategies. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Growth Style Investing

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Foreign Securities (non-U.S.)

Investing in foreign securities, including sovereign debt securities, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

The risk of investments in Europe may be heightened due to the January 31, 2020 departure of the United Kingdom from the European Union (EU) and resulting uncertainty about trade negotiations and economic effects of the departure, which may cause increased market volatility.

Developing Markets

The risks of foreign investments typically are greater in less developed countries, sometimes referred to as developing or emerging markets. For example, the political, social, market regulation and economic structures and institutions in these countries, including those supporting the regulatory and legal systems and financial markets, may be less established and more vulnerable to corruption and fraud, and may change rapidly. These countries are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Investments in less developed markets generally are subject to higher fees and expenses and exhibit greater price volatility and valuation challenges. They may be subject to greater risk of expropriation, nationalization, confiscatory or punitive taxation, and foreign investment and divestment restrictions. In addition, a developing market country may experience a devaluation of its currency, a downgrade in the credit ratings of issuers in the country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war.

Restrictions on currency trading that may be imposed by developing market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries. Finally, such securities markets are smaller, relatively less liquid and may not be as efficient or established in terms of settlement, custody and securities registration.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

Many swaps currently are, and others eventually are expected to be, required to be cleared through a central counterparty. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to OTC swaps, but it does not eliminate those risks completely. With cleared swaps, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (FCM) with which the Fund has an open position, or the central counterparty in a swap contract. With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, Commodity Futures Trading Commission (CFTC) and the exchanges are authorized to take extraordinary actions in the event of a market emergency. It is not possible to predict fully the effects of current or future regulation.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

Income

Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall, when dividend income from investments in stocks decline, or when the Fund experiences defaults on debt securities it holds.

Mortgage Securities and Asset-Backed Securities

Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and the Fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.

Since September 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, has acted as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear how long the conservatorship will last or what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac for the long-term.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

Prepayment

Debt securities are subject to prepayment risk when the issuer can "call" the security, or repay principal, in whole or in part, prior to the security's maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Fund's income, yield and its distributions to shareholders. Securities subject to partial or complete prepayment(s) may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates for fixed-rate investments, and for floating or variable rate securities, rising interest rates generally increase the risk of refinancings or prepayments.

Management and Asset Allocation

The Fund is actively managed and could experience losses if the investment manager’s or sub-advisors’ judgment about markets, future volatility, interest rates, industries, sectors and regions or the attractiveness, relative values, liquidity, effectiveness or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect. The investment manager’s allocation of Fund assets among different asset classes and strategy sleeves may not prove beneficial in light of subsequent market events. There can be no guarantee that these techniques or the investment manager’s or sub-advisors’ investment decisions will produce the desired results.

The investment manager and sub-advisors may use modeling systems to implement one or more investment strategies for the Fund. There is no assurance that the modeling systems are complete or accurate, or representative of future market cycles, nor will they necessarily be beneficial to the Fund even if they are accurate. The results generated by these models may perform differently than in the past, or as expected. They may negatively affect Fund performance and the ability of the Fund to meet its investment goal for various reasons. For example, human judgment plays a role in building, using, testing, and modifying the financial algorithms and formulas used in these models. Additionally, there is a possibility that the historical data may be imprecise or become stale due to new events or changing circumstances which the models may not promptly detect. Market performance can be affected by non-quantitative factors (for example, market or trading system dysfunctions, investor fear or over-reaction or other emotional considerations) that are not easily integrated into the investment manager’s or sub-advisors’ risk models. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies).

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Floating Rate Corporate Investments

Certain corporate loans may not be considered “securities,” and investors, such as the Fund, therefore may not be entitled to rely on the antifraud protections of the federal securities laws and may have limited legal remedies.

The senior secured corporate loans and corporate debt securities in which the Fund invests are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. Loan investments issued in such transactions are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy. Such floating rate investments may be rated below investment grade (i.e., also known as "junk bonds"). Although loan investments are generally subject to certain restrictive covenants in favor of the investors, many of these loans may from time to time be reissued or offered as “covenant lite” loans, which may entail potentially increased risk, because they may have fewer or no financial maintenance covenants or restrictions that would normally allow for early intervention and proactive mitigation of credit risk.

In the event of a breach of a covenant in non-covenant lite loans or debt securities, lenders may have the ability to intervene and either prevent or restrict actions that may potentially compromise the company's ability to pay or lenders may be in a position to obtain concessions from the borrowers in exchange for a waiver or amendment of the specific covenant(s). In contrast, covenant lite loans do not always or necessarily offer the same ability to intervene or obtain additional concessions from borrowers. This risk is offset to varying degrees by the fact that the same financial and performance information may be available with or without covenants to lenders and the public alike and can be used to detect such early warning signs as deterioration of a borrower’s financial condition or results. With such information, the portfolio managers are normally able to take appropriate actions without the help of covenants in the loans or debt securities. Covenant lite corporate loans and debt securities, however, may foster a capital structure designed to avoid defaults by giving borrowers or issuers increased financial flexibility when they need it the most.

Investing in Underlying Investment Companies

To the extent the Fund invests in underlying investment companies, including ETFs, the Fund’s performance is related to the performance of the underlying investment companies held by it. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies and such investments may be more costly than if a Fund had owned the underlying securities directly. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

High-Yield Debt Securities

High-yield debt securities (including loans) and unrated securities of similar credit quality (high-yield debt instruments or junk bonds) involve greater risk of a complete loss of the Fund's investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate high-yield debt instruments often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments may pose greater illiquidity and valuation risks.

Substantial declines in the prices of high-yield debt instruments can dramatically increase the yield of such instruments. The decline in market prices generally reflects an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than reflecting any increase in income from the higher yield that the debt instrument may pay to the Fund on its investment.

Collateralized Debt Obligations (CDOs)

The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility. CDOs may be deemed to be illiquid and subject to the Fund’s restrictions on investments in illiquid investments. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities.

In addition, prices of CDO tranches can decline considerably. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

Portfolio Turnover

The investment manager will sell a security when it believes it is appropriate to do so, regardless of how long the Fund has held the security. Because of the nature of portfolio investments held by the Fund, the Fund's turnover rate may exceed 100% per year. The rate of portfolio turnover will not be a limiting factor for the investment manager in making decisions on when to buy or sell securities. High turnover may increase the Fund's transaction costs and may increase your tax liability if the transactions result in capital gains.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

On May 1, 2019, Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, began providing investment advisory services to the Fund. Prior to May 1, 2019, the Fund did not have an investment manager and no fees were paid for investment advisory services.

Under a separate agreement with Advisers, each of the following Sub-Advisors serves as a sub-advisor to the Fund and manages a portion of the Fund's portfolio:

Name of Sub-Advisor	Strategy	Address of Sub-Advisor
Templeton Global Advisors Limited	Foreign	Lyford Cay, Nassau, Bahamas
Franklin Templeton Institutional, LLC	International Growth Investment Grade Corporate	280 Park Avenue, New York, New York 10017

For purposes of the Fund's investment strategies, techniques and risks, the term "investment manager" includes the Sub-Advisors.

The Fund is managed by a team of dedicated professionals focused on multi-asset investment strategies. The portfolio managers of the team are as follows:

Thomas A. Nelson, CFA

Portfolio Manager of Advisers

Mr. Nelson has been a lead portfolio manager of the Fund since 2019. He joined Franklin Templeton in 2007.

Wylie Tollette, CFA, CPA

Portfolio Manager of Advisers

Mr. Tollette has been a co-lead portfolio manager of the Fund since 2019. He first joined Franklin Templeton in 1994, left the company in 2014 and rejoined again in 2018.

May Tong, CFA

Portfolio Manager of Advisers

Ms. Tong has been a portfolio manager of the Fund since 2019, providing support to the lead portfolio managers as needed. She joined Franklin Templeton in 2018. Prior to joining Franklin Templeton, Ms. Tong was a portfolio manager and head of portfolio implementation and management for Voya Investment Management's Multi-Asset Strategies and Solutions Team.

Edward D. Perks, CFA

President and Director of Advisers

Mr. Perks has been a portfolio manager of the Fund since 2019, providing support to the lead portfolio managers as needed. He joined Franklin Templeton in 1992.

As co-lead portfolio managers, Messrs. Nelson and Tollette are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, the implementation of the Fund’s asset allocation strategy, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

Effective May 1, 2019, the Fund pays Advisers a fee for managing the Fund’s assets, including investment advisory services and Fund administration services, equal to an annual rate of 0.55% of the average daily net assets of the Fund.

Advisers has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that expenses (i.e., a combination of investment management fees and other expenses, including acquired fund fees and expenses but excluding Rule 12b-1 fees) do not exceed 0.57% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until April 30, 2021. The investment management fee before and after such waiver and/or reduction for the fiscal year ended December 31, 2019, were 0.37% and 0.32%, respectively.

Advisers compensates each sub-advisor for providing investment advice and analysis and for managing that portion(s) of the Fund's assets allocated to it from time to time by Advisers. The separate portions of the Fund's assets managed by Advisers are allocated fees that are retained from, and not in addition to, the overall investment management fee paid to Advisers by the Fund.

A discussion regarding the basis for the board of trustees approving the investment management and sub-advisory contracts of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended December 31.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 1	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 6.37	$ 7.44	$ 7.13	$ 6.80	$ 7.47
Income from investment operations:[a]
Net investment incomeb, [c]	0.11	0.23	0.21	0.21	0.26
Net realized and unrealized gains (losses)	1.11	-0.89	0.63	0.64	-0.68
Total from investment operations	1.22	-0.66	0.84	0.85	-0.42
Less distributions from:
Net investment income	-0.27	-0.24	-0.22	-0.29	-0.24
Net realized gains	-0.46	-0.17	-0.31	-0.23	-0.01
Total distributions	-0.73	-0.41	-0.53	-0.52	-0.25
Net asset value, end of year	$ 6.86	$ 6.37	$ 7.44	$ 7.13	$ 6.80
Total return[d]	20.04%	-9.34%	12.17%	13.43%	-5.93%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.44%	0.12%	0.12%	0.11%	0.11%
Expenses net of waiver and payments by affiliates	0.39%	0.10%	0.10%	0.10%	0.10%
Net investment income	1.55%	3.13%	2.75%	3.09%	3.51%
Supplemental data
Net assets, end of year (000’s)	$ 842	$ 984	$ 1,047	$ 1,025	$ 1,083
Portfolio turnover rate	170.79%	2.23%	1.28%	0.10%	0.26%
Portfolio turnover rate excluding mortgage dollar rolls	158.11%	2.23%	1.28%	0.10%	0.26%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

d. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

Franklin Global Real Estate VIP Fund

Investment Goal

The Fund's principal investment goal is high total return.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy. For purposes of this Fund the real estate sector includes:

  real estate investment trusts (REITs) (defined below) and similar REIT-like entities domiciled outside the U.S.;
  companies qualifying under U.S. federal tax law as REITs; and
  companies that derive at least half of their assets or revenues from the ownership, management, development or sale of residential or commercial real estate (such as real estate operating or service companies).

Under normal market conditions the Fund expects to invest at least 40% of its net assets in foreign securities, unless market conditions are not deemed favorable by the investment manager, in which case the Fund expects to invest at least 30% of its net assets in foreign securities.

The investment manager seeks to limit price volatility by investing across markets and property types.

A REIT is a type of real estate company that is dedicated to owning and usually operating income-producing real estate such as apartments, hotels, industrial properties, office building or shopping centers. Equity REITs generally receive income from rents received. REITs are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type. The Fund's investments in REITs also include non-traditional REITs such as those that focus on storage and self-storage facilities, cell tower owners and data center owners. Although the REIT structure originated in the U.S., a number of countries around the world have adopted, or are considering adopting, similar REIT and REIT-like structures. While the Fund is not limited to investing in REITs and REIT-like entities, it is expected that the Fund currently will focus on these types of entities.

The Fund currently expects to be invested predominantly in equity securities. An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities.

In addition to the Fund's main investments, the Fund may invest in issuers engaged in businesses whose products and services are related to the real estate sector.

Although the Fund generally does not hedge its foreign currency exposure, currency-related derivative instruments, such as forward currency exchange contracts, may be used from time-to-time, to help manage currency risks and manage local currency exposure. While forward currency contracts entered into for hedging purposes may reduce the risk of loss from a change in value of a currency, they also limit any potential gains and do not protect against fluctuations in the value of the underlying instruments.

Portfolio Selection

The investment manager is a research driven, fundamental investor. The investment manager's active investment strategy is centered on the belief that unsynchronized regional economic activity within the global economy provides consistent, attractive return opportunities in the global real estate markets.

When selecting investments for the Fund's portfolio, the investment manager applies a "bottom-up" stock selection process that incorporates macro-level views in the evaluation process. The investment manager's portfolio construction process combines:

  Bottom-up analysis of individual stock and real estate market fundamentals; and
  Top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high-grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Real Estate Securities

By concentrating in the real estate industry, the Fund carries much greater risk of adverse developments in that industry than a fund that invests in a wide variety of industries. Real estate values rise and fall in response to a variety of factors, including: local, regional, national and global economic conditions, interest rates and tax considerations. When economic growth is slow, demand for property decreases and prices may decline. Property values may decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning and other property-related laws, environmental regulations or hazards, insurance or condemnation losses, or a general decline in neighborhood values.

REITs. Equity REITs may be affected by any change in the value of the properties owned and other factors, and their prices tend to go up and down. A REIT's performance depends on the types of and locations of the properties it owns and how well it manages those properties. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because a REIT may be invested in a limited number of projects or in a particular market segment, it may be more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole. These risks may also apply to securities of REIT-like entities domiciled outside the U.S.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

The risk of investments in Europe may be heightened due to the January 31, 2020 departure of the United Kingdom from the European Union (EU) and resulting uncertainty about trade negotiations and economic effects of the departure, which may cause increased market volatility.

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Templeton Institutional, LLC (FT Institutional), 280 Park Avenue, New York, NY 10017, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments in the global real estate securities market. The portfolio managers of the team are as follows:

Daniel Scher

Portfolio Manager of FT Institutional

Mr. Scher has been a co-lead portfolio manager of the Fund since September 2019. He joined Franklin Templeton in 2002.

Blair Schmicker, CFA

Vice President of FT Institutional

Mr. Schmicker has been a co-lead portfolio manager of the Fund since 2019. He joined Franklin Templeton in 2007.

As co-lead portfolio managers, Messrs. Scher and Schmicker are jointly and primarily responsible for the investments of the Fund. They have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that he manages and his ownership of Fund shares.

The Fund pays FT Institutional a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019 FT Institutional agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. In addition, FT Institutional has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees and other expenses, but excluding the Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed 1.00% until April 30, 2021. The investment management fees before and after such waiver and/or reduction for the fiscal year ended December 31, 2019, were 1.05% and 0.95%, respectively.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 1	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 15.41	$ 16.96	$ 15.83	$ 15.93	$ 16.36
Income from investment operations:[a]
Net investment income[b]	0.29	0.33	0.17	0.30[f]	0.24
Net realized and unrealized gains (losses)	3.15	-1.41	1.52	-0.16	-0.12
Total from investment operations	3.44	-1.08	1.69	0.14	0.12
Less distributions from:
Net investment income	-0.50	-0.47	-0.56	-0.24	-0.55
Net realized gains	-0.36	—	—	—	—
Total distributions	-0.86	-0.47	-0.56	-0.24	-0.55
Net asset value, end of year	$ 17.99	$ 15.41	$ 16.96	$ 15.83	$ 15.93
Total return[c]	22.62%	-6.52%	10.76%	0.81%	0.83%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.14%	1.15%	1.14%	1.11%	1.11%
Expenses net of waiver and payments by affiliates	1.04%[d]	1.15%[d]	1.14%[e]	1.11%[e]	1.11%
Net investment income	1.66%	1.92%	1.04%	1.99%[f]	1.49%
Supplemental data
Net assets, end of year (000’s)	$ 1,057	$ 878	$ 819	$ 821	$ 32,161
Portfolio turnover rate	28.34%	17.78%	22.18%	28.53%[g]	23.35%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

f. Net investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.59%.

g. Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

Franklin Growth and Income VIP Fund

Investment Goal

The Fund’s principal investment goal is capital appreciation. Its secondary goal is to provide current income.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests predominantly in equity securities, including common stock, preferred stock and securities convertible into common stocks. The Fund generally invests predominantly in common stocks, and the remainder of its net assets in other equity-related instruments such as convertible securities and equity-linked notes (ELNs).

The Fund may invest up to 25% of its net assets in foreign securities, including developing or emerging markets, either directly or through depositary receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

The Fund's strategy is to invest in a broadly diversified portfolio of equity securities that the Fund's investment manager considers to be financially strong, with a focus on "blue chip" companies.

The Fund may invest up to 10% of its net assets in equity-linked notes (ELNs), which are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form. The Fund may engage in all types of ELNs, including those that: (1) provide for protection of the Fund’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the Fund to the risk of loss of the Fund’s principal investment. ELNs can provide the Fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative.

An equity security represents a proportionate share, or the right to acquire a proportionate share, of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions.

While the Fund does not concentrate in any one industry, from time to time, based on economic conditions, it may make significant investments in the financial services and healthcare sectors.

A convertible security is generally a debt security or preferred stock that may be converted within a specified period of time into common stock of the same or a different issuer. By investing in convertible securities, the Fund seeks the opportunity to participate in the capital appreciation of underlying stocks, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility, which can limit the risk of loss in a down equity market. The Fund may invest in convertible securities without regard to the ratings assigned by ratings services.

Securities rated in the top four ratings categories by at least one independent rating agency such as Standard & Poor's (S&P®) (rated BBB or better) and Moody's Investors Service (Moody's) (rated Baa or higher) are considered investment grade. Securities rated Ba or lower by Moody's or BB or lower by S&P are considered to be below investment grade. Convertible securities may fall within the lower-rated categories as determined by securities rating agencies.

Portfolio Selection

The investment manager applies a "bottom-up" approach to investing in individual securities. The investment manager will assess the market price of a company's securities relative to the investment manager's evaluation of the company's long-term earnings, cash flow potential and balance sheet strength. The investment manager also considers a company's price/earnings ratio, return on capital, profit margins and asset value. The investment manager considers dividend yield and the opportunity for dividend growth in selecting stocks for the Fund because the investment manager believes that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. The investment manager seeks to take advantage of price dislocations that result from the market's short-term focus and chooses to invest in those companies that, in its opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high-grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Blend Style Investing

A “blend” strategy results in investments in both value and growth stocks, or in stocks with characteristics of both. If other investors fail to recognize the company's value, or favor investing in faster-growing companies, value stocks may not increase in value as anticipated by the Fund's investment manager or may decline even further. With respect to growth stocks, stock prices reflect projections of future earnings or revenues and can fall dramatically if the company fails to meet those projections.

Income

Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when dividend income from investments in stocks decline or when prevailing interest rates fall.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Equity-Linked Notes (ELNs)

Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risks. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and the Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed-income investment.

Convertible Securities

A convertible security is generally a debt obligation, preferred stock or other security that pays interest or dividends and may be converted by the holder within a specified period of time into common stock. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

Developing Markets

The risks of foreign investments typically are greater in less developed countries, sometimes referred to as developing or emerging markets. For example, the political, social, market regulation and economic structures and institutions in these countries, including those supporting the regulatory and legal systems and financial markets, may be less established and more vulnerable to corruption and fraud, and may change rapidly. These countries are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Investments in less developed markets generally are subject to higher fees and expenses and exhibit greater price volatility and valuation challenges. They may be subject to greater risk of expropriation, nationalization, confiscatory or punitive taxation, and foreign investment and divestment restrictions. In addition, a developing market country may experience a devaluation of its currency, a downgrade in the credit ratings of issuers in the country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war.

Restrictions on currency trading that may be imposed by developing market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries. Finally, such securities markets are smaller, relatively less liquid and may not be as efficient or established in terms of settlement, custody and securities registration.

Credit

The Fund could lose money on an investment if the issuer fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect securities' values.

Interest Rate

Common stocks with higher dividend yields can be sensitive to interest rate movements: when interest rates rise, the prices of these stocks may tend to fall. The opposite can also be true: the prices of higher yielding stocks may tend to rise when interest rates fall. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in tax policy or changes in a central bank's implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates. Increases in interest rates may also have a negative effect on the types of companies in which the Fund normally invests because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments of securities believed to be undervalued. The portfolio managers of the team are as follows:

Matthew D. Quinlan

Vice President of Advisers

Mr. Quinlan has been a portfolio manager of the Fund since 2011 and assumed duties of a lead portfolio manager in 2016. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 2005.

Alan E. Muschott, CFA

Vice President of Advisers

Mr. Muschott has been a portfolio manager of the Fund since 2005, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 1998.

Todd Brighton, CFA

Senior Vice President of Advisers

Mr. Brighton has been a portfolio manager of the Fund since 2016, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2000.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019 Advisers agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees and other expenses, but excluding the Rule 12b-1 fees, acquired funds fees and expenses, and certain non-routine expenses including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed 0.59% until April 30, 2021. The management fees before and after such waivers for the fiscal year ended December 31, 2019 were 0.62% and 0.49%, respectively.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 1	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 14.80	$ 16.32	$ 15.97	$ 15.94	$ 17.02
Income from investment operations:[a]
Net investment income[b]	0.41	0.31	0.35	0.40	0.45
Net realized and unrealized gains (losses)	3.28	-0.97	2.04	1.33	-0.54
Total from investment operations	3.69	-0.66	2.39	1.73	-0.09
Less distributions from:
Net investment income	-0.41	-0.43	-1.03	-0.46	-0.61
Net realized gains	-0.88	-0.43	-1.01	-1.24	-0.38
Total distributions	-1.29	-0.86	-2.04	-1.70	-0.99
Net asset value, end of year	$ 17.20	$ 14.80	$ 16.32	$ 15.97	$ 15.94
Total return[c]	26.05%	-4.37%	16.15%	11.86%	-0.62%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.72%	0.73%	0.72%	0.59%	0.58%
Expenses net of waiver and payments by affiliates	0.59%[d]	0.59%[d]	0.59%[d]	0.59%d, [e]	0.58%
Net investment income	2.07%	1.96%	2.21%	2.38%	2.74%
Supplemental data
Net assets, end of year (000’s)	$ 3,539	$ 31,479	$ 35,865	$ 29,829	$ 144,663
Portfolio turnover rate	25.20%	24.29%	33.91%	40.59%[f]	48.81%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

f. Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

Franklin Income VIP Fund

Investment Goal

The Fund’s investment goal is to maximize income while maintaining prospects for capital appreciation.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities. The Fund may shift its investments from one asset class to another based on the investment manager's analysis of the best opportunities for the Fund’s portfolio in a given market.

The equity securities in which the Fund invests consist primarily of common stock, including those with dividend yields the investment manager believes are attractive. In its search for growth opportunities, the Fund maintains the flexibility, based on economic conditions, to invest in common stocks of companies from a variety of industries but from time to time, based on economic conditions, the Fund may have significant investments in certain sectors, particularly healthcare and financials.

An equity security represents a proportionate share, or right to acquire a proportionate share, of the ownership of a company; its value is based on the success or failure of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks, and securities convertible into common stocks, are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances. The Fund may invest in convertible securities without regard to the ratings assigned by the rating agencies.

Debt securities obligate the issuer to repay a loan of money at a future date and generally provide for the payment of interest on the amount borrowed to the bond or note holders. Debt securities include all varieties of fixed, floating and variable rate instruments including secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, mortgage-backed securities and other asset-backed securities, debentures, zero coupon bonds, notes, and short-term debt instruments. Bonds investments may include U.S. and foreign corporate debt, U.S. Treasuries and foreign government bonds. Debt securities tend to increase in value when interest rates decline and decrease in value when interest rates rise. Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the greater risk of default or of price fluctuations due to changes in the issuer's creditworthiness.

The Fund may invest up to 100% of total assets in debt securities that are rated below investment grade (also known as "junk bonds"), including a portion in defaulted securities. Securities rated in the top four ratings categories by at least one independent rating agency such as Standard & Poor's (S&P®) and Moody's Investors Service (Moody's) are considered investment grade. Securities rated Ba or lower by Moody's or BB or lower by S&P, or that are unrated but determined to be of comparable quality, are considered to be below investment grade. If, subsequent to its purchase a security is downgraded in rating or goes into default, the Fund will consider such events in its evaluation of the overall investment merits of that security but will not necessarily dispose of the security immediately.

As of December 31, 2019, approximately 26.7% of the Fund's portfolio was invested in lower-rated and comparable quality unrated debt securities. The percentage of the Fund's portfolio invested in such securities at any given time may vary substantially from this number.

The Fund may invest up to 25% of its assets in foreign securities, either directly or through depositary receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or a domestic company.

The Fund may, from time to time, use a variety of equity-related derivatives and complex equity securities, which may include purchasing or selling call and put options on equity securities and equity security indices, futures on equity securities and equity indexes, options on equity index futures and equity-linked notes, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in certain equity markets. In addition, the Fund may use interest rate-related derivatives, including interest rate swaps and interest rate and/or bond futures contracts (including U.S. Treasury futures contracts) for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates. The Fund also may, from time to time, use currency-related derivatives, such as forward foreign currency exchange contracts, currency futures contracts, currency swaps and currency options to hedge (protect) against currency risks, and credit-related derivatives, such as credit default swaps and options on credit default swaps, to hedge (protect) against credit risks. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected markets, interest rates, countries or durations. The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

A currency forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying instrument or asset, such as a specific currency, at a specified price at a specified later date that trade on an exchange.

Swap agreements, such as interest rate, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the seller that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. The buyer of the credit default swap is purchasing the obligation of its counterparty to offset losses the buyer could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. The contingent payment by the seller generally is either the face amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event.

An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one rate is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).

A currency swap is generally a contract between two parties to exchange one currency for another currency at the start of the contract and then exchange periodic floating or fixed rates during the term of the contract based upon the relative value differential between the two currencies. Unlike other types of swaps, currency swaps typically involve the delivery of the entire principal (notional) amounts of the two currencies at the time the swap is entered into. At the end of the swap contract, the parties receive back the principal amounts of the two currencies.

A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. For example, when the investment manager expects the price of a stock held by the Fund to decline in value, the Fund may also purchase put options that are expected to increase in value as the market price of the stock declines to hedge against such anticipated decline in value.

Equity-linked notes (ELNs) are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form. The Fund may engage in all types of ELNs, including those that: (1) provide for protection of the Fund’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the Fund to the risk of loss of the Fund’s principal investment. ELNs can provide the Fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative.

Portfolio Selection

The Fund's investment manager searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. In analyzing both corporate debt and equity securities, the investment manager considers a variety of factors, including:

  a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;
  the experience and strength of the company's management;
  the company's changing financial condition and market recognition of the change;
  the company's sensitivity to changes in interest rates and business conditions; and
  the company's debt maturity schedules and borrowing requirements.

With respect to debt and equity securities in the utilities industry, the investment manager also considers the effects of the regulatory environment on utilities companies.

When choosing investments for the Fund, the investment manager applies a "bottom-up," value oriented, long-term approach, focusing on the market price of a company's securities relative to the investment manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The investment manager also considers a company's price/earnings ratio, profit margins and liquidation value. It generally performs independent analysis of the debt securities being considered for the Fund's portfolio, rather than relying principally on the ratings assigned by rating organizations.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high-grade commercial paper, bank obligations, repurchase agreements, and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

High-Yield Debt Securities

High-yield debt securities (including loans) and unrated securities of similar credit quality (high-yield debt instruments or junk bonds) involve greater risk of a complete loss of the Fund's investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate high-yield debt instruments often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments may pose greater illiquidity and valuation risks.

Substantial declines in the prices of high-yield debt instruments can dramatically increase the yield of such instruments. The decline in market prices generally reflects an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than reflecting any increase in income from the higher yield that the debt instrument may pay to the Fund on its investment.

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

Income

Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall, when dividend income from investments in stocks decline, or when the Fund experiences defaults on debt securities it holds.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Equity-Linked Notes (ELNs)

Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risks. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and the Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed-income investment.

Convertible Securities

A convertible security is generally a debt obligation, preferred stock or other security that pays interest or dividends and may be converted by the holder within a specified period of time into common stock. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Foreign Securities (non-U.S.)

Investing in foreign securities, including sovereign debt securities, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

The risk of investments in Europe may be heightened due to the January 31, 2020 departure of the United Kingdom from the European Union (EU) and resulting uncertainty about trade negotiations and economic effects of the departure, which may cause increased market volatility.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Value Style Investing

A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Prepayment

Debt securities are subject to prepayment risk when the issuer can "call" the security, or repay principal, in whole or in part, prior to the security's maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Fund's income, yield and its distributions to shareholders. Securities subject to partial or complete prepayment(s) may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates for fixed-rate investments, and for floating or variable rate securities, rising interest rates generally increase the risk of refinancings or prepayments.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments in debt and equity securities. The portfolio managers of the team are as follows:

Edward D. Perks, CFA

President and Director of Advisers

Mr. Perks has been the lead portfolio manager of the Fund since 2002. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 1992.

Brendan Circle, CFA

Senior Vice President of Advisers

Mr. Circle has been a portfolio manager of the Fund since 2019, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2014.

Todd Brighton, CFA

Senior Vice President of Advisers

Mr. Brighton has been a portfolio manager of the Fund since 2017, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2000.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Advisers agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. The management fees before and after such waiver were 0.46% and 0.45%, respectively.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 1	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 15.26	$ 16.72	$ 15.87	$ 14.64	$ 16.48
Income from investment operations:[a]
Net investment income[b]	0.75	0.71	0.69	0.67	0.71
Net realized and unrealized gains (losses)	1.68	-1.35	0.87	1.34	-1.78
Total from investment operations	2.43	-0.64	1.56	2.01	-1.07
Less distributions from:
Net investment income	-0.91	-0.82	-0.71	-0.78	-0.77
Net realized gains	-0.26	—	—	—	—
Total distributions	-1.17	-0.82	-0.71	-0.78	-0.77
Net asset value, end of year	$ 16.52	$ 15.26	$ 16.72	$ 15.87	$ 14.64
Total return[c]	16.42%	-4.09%	9.94%	14.33%	-6.84%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.46%	0.47%	0.47%	0.47%	0.46%
Expenses net of waiver and payments by affiliates[d]	0.45%	0.45%	0.45%	0.44%	0.46%[e]
Net investment income	4.38%	4.33%	4.22%	4.47%	4.47%
Supplemental data
Net assets, end of year (000’s)	$ 309,330	$ 612,657	$ 735,149	$ 696,227	$ 604,228
Portfolio turnover rate	25.16%	43.22%	20.96%	39.03%	31.53%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

Franklin Large Cap Growth VIP Fund

Investment Goal

The Fund's investment goal is capital appreciation.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of large-capitalization (large-cap) companies. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. For this Fund, large-cap companies are those with market capitalization values (share price multiplied by the number of common stock shares outstanding) within those of the top 50% of companies in the Russell 1000® Index, at the time of purchase. The Russell 1000 Index consists of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the U.S. market. As of its most recently available reconstitution, the market capitalizations of companies in the Russell 1000 Index ranged from approximately $2.4 billion to $974.2 billion, and the median market capitalization was approximately $10.5 billion. The index is reconstituted annually.

Under normal market conditions, the Fund invests predominantly in equity securities, mostly common stock. The Fund may also invest up to 20% of its net assets in investments of small to mid capitalization companies and a small portion of its net assets in foreign securities. Although the Fund seeks investments across a number of sectors, it may from time to time, based on economic conditions, have substantial positions in the technology sector and healthcare companies.

Growth companies in which the Fund may invest include those that the investment manager expects to have revenue growth in excess of the economy as a whole either through above-average industry expansion or market share gains or are trading at valuations that the investment manager believes are attractive relative to their growth rates. These may include companies that generally dominate, or are gaining market share in, their industry and have a reputation for quality management, and superior products and services.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities.

Portfolio Selection

The investment manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the investment manager seeks companies that have identifiable drivers of future earnings growth and that present, in the investment manager's opinion, the best trade-off between that potential earnings growth, business and financial risk and valuation. The investment manager relies on a team of analysts to help provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct, sustainable and competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records or strong management are all factors the investment manager believes may contribute to growth in earnings or share price.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund), and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Growth Style Investing

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Technology companies. Companies in the technology sector have historically been volatile due to the rapid pace of product change and development within the sector. For example, their products may not prove commercially successful or may become obsolete quickly. The activities of these companies are also subject to government regulations and changes in regulations are among the many factors that can have a material effect on companies in this sector. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for investment loss in the Fund and may include, among others, currency risks (such as fluctuations in currency exchange rates and currency devaluations); country risks (such as political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity); and risks associated with the state of a country's financial markets and legal institutions. Other foreign securities risks may include unfavorable trading, settlement or custodial practices, unfavorable tax policies, less government supervision, less publicly available information, less stringent investor protection standards, limited legal redress for violations of law, limited trading markets and greater illiquidity and greater price volatility.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

The Fund is managed by a dedicated professional focused on investments in large capitalization growth companies. The portfolio manager is:

Grant Bowers

Vice President of Advisers

Mr. Bowers has been the lead portfolio manager of the Fund since 2014. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 1993.

Sara Araghi, CFA

Portfolio Manager and Research Analyst of Advisers

Ms. Araghi has been a portfolio manager of the Fund since 2016, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton in 2003.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Advisers agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. However, this fee reduction was less than 0.01% of the Fund's average net assets. The management fees were 0.75%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 1	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 19.19	$ 20.93	$ 17.85	$ 18.42	$ 23.26
Income from investment operations:[a]
Net investment income (loss)[b]	-0.06	-0.04	-0.03	-0.04	-0.06
Net realized and unrealized gains (losses)	6.51	0.03	4.91	-0.26	1.56
Total from investment operations	6.45	-0.01	4.88	-0.30	1.50
Less distributions from:
Net investment income	—	—	-0.20	—	-0.13
Net realized gains	-2.91	-1.73	-1.60	-0.27	-6.21
Total distributions	-2.91	-1.73	-1.80	-0.27	-6.34
Net asset value, end of year	$ 22.73	$ 19.19	$ 20.93	$ 17.85	$ 18.42
Total return[c]	34.98%	-1.24%	28.38%	-1.49%	5.89%
Ratios to average net assets
Expenses	0.84%d, [e]	0.85%[d]	0.87%[d]	0.80%[d]	0.78%
Net investment income (loss)	-0.25%	-0.17%	-0.14%	-0.19%	-0.27%
Supplemental data
Net assets, end of year (000’s)	$ 1,350	$ 1,040	$ 1,092	$ 883	$ 47,864
Portfolio turnover rate	17.01%	21.93%	24.96%	36.26%[f]	23.23%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

f. Excludes the value of portfolio securities delivered as a result of redemption in-kind.

Franklin Mutual Global Discovery VIP Fund

Investment Goal

The Fund's investment goal is capital appreciation.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests primarily in equity securities (including securities convertible into, or that the investment manager expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the investment manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). The equity securities in which the Fund invests are primarily common stock. Following this value-oriented strategy, the Fund invests primarily in:

  Undervalued Securities - Securities trading at a discount to intrinsic value.

And, to a lesser extent, the Fund also invests in:

  Merger Arbitrage Securities - Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that the investment manager believes are cheap relative to an economically equivalent security of another or the same company.
  Distressed Companies - Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company's business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks, and securities convertible into common stocks are examples of equity securities. The Fund may invest in convertible securities without regard to the ratings assigned by the rating services.

In pursuit of its value-oriented strategy, the Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, as a general rule, the Fund currently invests the equity portion of its portfolio predominantly in mid- and large-capitalization companies, with the remaining portion of its equity portfolio in smaller companies. For these purposes, mid- and large-capitalization companies are considered to be those with market capitalization values (share price multiplied by the number of shares of common stock outstanding) greater than $5 billion.

While the Fund does not concentrate in any one industry, from time to time, based on economic conditions, it may make significant investments in certain sectors, such as the financial services, healthcare and information technology sectors.

While the Fund generally purchases securities for investment purposes, the investment manager may seek to influence or control management, or invest in other companies that do so, when the investment manager believes the Fund may benefit.

The Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Fund presently does not intend to invest more than a portion (no more than 25%) of its assets in securities of issuers located in emerging market countries. Although the investment manager will search for investments across a large number of countries and regions, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or regions.

The Fund’s investments in Distressed Companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, trade claims or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company’s direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund generally makes such investments to achieve capital appreciation, in addition to generating income.

For purposes of pursuing its investment goal, the Fund regularly enters into currency-related transactions involving certain currency-related derivative instruments, including currency forwards and currency futures contracts (including currency index futures contracts). The use of derivative currency transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The Fund may also enter into various other transactions involving equity-related derivatives, including put and call options on equity securities and equity total return swap agreements; and credit-related derivatives, including credit default swaps. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected countries, currencies or issuers.

The Fund may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, market prices and other market factors. By way of example, when the investment manager believes that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Fund could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a gain. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Fund is denominated in that currency.

A currency forward contract is an obligation to purchase or sell a specific foreign currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire a specified quantity of the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts used by the Fund allow for a cash payment of the net gain or loss on the contract at maturity in lieu of delivery of the underlying instruments, some require the actual delivery or acquisition of the underlying instrument or asset. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Swap agreements, such as credit default swaps and total return swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the seller that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. A buyer of the credit default swap is purchasing the obligation of its counterparty to offset losses the buyer could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. The contingent payment by the seller generally is either the face amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event.

A total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return (including, typically, income and capital gains distributions, principal prepayment or credit) of an underlying reference asset (e.g., a note, bond or other security, group of securities or securities index) in exchange for a regular payment, at a floating rate based on LIBOR, or alternatively at a fixed rate or the total rate of return on another financial instrument. The Fund may take either position in a total return swap (i.e., the Fund may receive or pay the total return on the underlying reference asset).

A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price.

The investment manager considers various factors, such as availability and cost, in deciding whether to use a particular derivative instrument or strategy. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in any derivative transactions.

The Fund may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the investment manager believes is either cheap relative to the price of the other security or otherwise undervalued, and sells short the security that the investment manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

Portfolio Selection

The investment manager employs a research driven, fundamental value strategy for the Fund. In choosing equity investments, the investment manager focuses on the market price of a company's securities relative to the investment manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the investment manager's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The investment manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

The investment manager's process generally includes an assessment of the potential impacts of any material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

The investment manager may keep a portion, which may be significant at times, of the Fund's assets in cash or invested in high-quality short-term, money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. In addition, when the investment manager believes market or economic conditions are unfavorable for investors or seeks to maintain liquidity, the investment manager may invest up to 100% of the Fund's assets in U.S. or non-U.S. dollar denominated short-term investments, including cash or cash equivalents. In these circumstances, the Fund may be unable to pursue its investment goals.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Value Style Investing

Value securities may not increase in price as anticipated by the investment manager, and may even decline further in value, if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the events or factors that the investment manager believes will increase a security’s market value do not occur.

The Fund's bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (such as growth companies that have recently stumbled to levels considered “cheap” in the investment manager’s opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy. All of these securities may have a higher risk of being ignored or rejected, and therefore undervalued, by the market, or decreasing further in value.

Foreign Securities (non-U.S.)

Investing in foreign securities, including sovereign debt securities, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

The risk of investments in Europe may be heightened due to the January 31, 2020 departure of the United Kingdom from the European Union (EU) and resulting uncertainty about trade negotiations and economic effects of the departure, which may cause increased market volatility.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

High-Yield Debt Securities

High-yield debt securities (including loans) and unrated securities of similar credit quality (high-yield debt instruments or junk bonds) involve greater risk of a complete loss of the Fund's investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate high-yield debt instruments often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments may pose greater illiquidity and valuation risks.

Substantial declines in the prices of high-yield debt instruments can dramatically increase the yield of such instruments. The decline in market prices generally reflects an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than reflecting any increase in income from the higher yield that the debt instrument may pay to the Fund on its investment.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

Many swaps currently are, and others eventually are expected to be, required to be cleared through a central counterparty. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to OTC swaps, but it does not eliminate those risks completely. With cleared swaps, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (FCM) with which the Fund has an open position, or the central counterparty in a swap contract. With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, Commodity Futures Trading Commission (CFTC) and the exchanges are authorized to take extraordinary actions in the event of a market emergency. It is not possible to predict fully the effects of current or future regulation.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Merger Arbitrage Securities and Distressed Companies

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in Merger Arbitrage Securities may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund. Debt obligations of Distressed Companies typically are unrated, lower-rated, in default or close to default. Also, securities of Distressed Companies are generally more likely to become worthless than the securities of more financially stable companies.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Technology companies. Technology company stocks can be subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies. Electronic technology and technology services companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Mutual Advisers, LLC (Franklin Mutual), 101 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments in equity securities they consider to be undervalued. The portfolio managers of the team are as follows:

Peter Langerman

Executive Vice President and Chairman of Franklin Mutual

Mr. Langerman has been a co-lead portfolio manager since 2009. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and member of the management team of the Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, he was employed at Heine Securities Corporation, the predecessor of Franklin Mutual.

Timothy Rankin, CFA

Portfolio Manager of Franklin Mutual

Mr. Rankin has been a portfolio manager of the Fund since 2010 and assumed the duties of co-lead portfolio manager in 2014. He first joined Franklin Templeton in 1997 through 2004 and rejoined in 2010.

Christian Correa, CFA

Vice President of Franklin Mutual

Mr. Correa has been a co-lead portfolio manager of the Fund since 2018. He joined Franklin Templeton in 2003.

As co-lead portfolio managers of the Fund, Mr. Langerman, Mr. Rankin and Mr. Correa have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which either may perform these functions, and the nature of these functions, may change from time to time.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Franklin Mutual a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Franklin Mutual agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. However, this fee reduction was less than 0.01% of the Fund's average net assets. The management fees were 0.88%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 1	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 17.47	$ 20.38	$ 20.22	$ 19.85	$ 22.61
Income from investment operations:[a]
Net investment income[b]	0.43	0.36	0.47	0.41	0.37
Net realized and unrealized gains (losses)	3.64	-2.50	1.29	1.92	-1.17
Total from investment operations	4.07	-2.14	1.76	2.33	-0.80
Less distributions from:
Net investment income	-0.37	-0.52	-0.42	-0.39	-0.69
Net realized gains	-2.00	-0.25	-1.18	-1.57	-1.27
Total distributions	-2.37	-0.77	-1.60	-1.96	-1.96
Net asset value, end of year	$ 19.17	$ 17.47	$ 20.38	$ 20.22	$ 19.85
Total return[c]	24.71%	-11.01%	8.99%	12.32%	-3.39%
Ratios to average net assets
Expensesd, [e]	0.94%	0.96%	1.01%	1.01%	1.02%
Expenses incurred in connection with securities sold short	0.02%	0.01%	—%	0.01%	0.02%
Net investment income	2.22%	1.81%	2.29%	2.10%	1.71%
Supplemental data
Net assets, end of year (000’s)	$ 3,878	$ 3,282	$ 3,189	$ 3,084	$ 2,632
Portfolio turnover rate	21.82%	29.84%	17.49%	17.54%	21.88%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Includes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.

e. Benefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

Franklin Mutual Shares VIP Fund

Investment Goal

The Fund’s principal investment goal is capital appreciation. Its secondary goal is income.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests substantially in equity securities (including securities convertible into, or that the investment manager expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the investment manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). The equity securities in which the Fund invests are primarily common stock. Following this value-oriented strategy, the Fund invests primarily in:

  Undervalued Securities - Securities trading at a discount to intrinsic value.

And, to a lesser extent, the Fund also invests in:

  Merger Arbitrage Securities - Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that the investment manager believes are cheap relative to an economically equivalent security of another or the same company.
  Distressed Companies - Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company's business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks, and securities convertible into common stocks are examples of equity securities. The Fund may invest in convertible securities without regard to the ratings assigned by the rating services.

In pursuit of its value-oriented strategy, the Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, as a general rule, the Fund generally invests the equity portion of its portfolio primarily to predominantly in companies with market capitalizations (share price multiplied by the number of shares of common stock outstanding) greater than $5 billion, with a portion or significant amount in smaller companies.

While the Fund does not concentrate in any one industry, from time to time, based on economic conditions, it may make significant investments in certain sectors, such as the financial services, healthcare and information technology sectors.

While the Fund generally purchases securities for investment purposes, the investment manager may seek to influence or control management, or invest in other companies that do so, when the investment manager believes the Fund may benefit.

The Fund may invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Fund presently does not intend to invest more than 20% of its assets in foreign securities. Although the investment manager will search for investments across a large number of countries and regions, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or regions.

The Fund’s investments in Distressed Companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, trade claims or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company’s direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.

For purposes of pursuing its investment goal, the Fund regularly enters into currency-related transactions involving certain currency-related derivative instruments, including currency forwards and currency futures contracts (including currency index futures contracts). The use of derivative currency transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The Fund may also enter into various other transactions involving equity-related derivatives, including put and call options on equity securities and equity total return swap agreements; and credit-related derivatives, including credit default swaps. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected countries, currencies or issuers.

The Fund may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, market prices and other market factors. By way of example, when the investment manager believes that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Fund could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a gain. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Fund is denominated in that currency.

A currency forward contract is an obligation to purchase or sell a specific foreign currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire a specified quantity of the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts used by the Fund allow for a cash payment of the net gain or loss on the contract at maturity in lieu of delivery of the underlying instruments, some require the actual delivery or acquisition of the underlying instrument or asset. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Swap agreements, such as credit default swaps and total return swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the seller that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. A buyer of the credit default swap is purchasing the obligation of its counterparty to offset losses the buyer could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. The contingent payment by the seller generally is either the face amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event.

A total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return (including, typically, income and capital gains distributions, principal prepayment or credit) of an underlying reference asset (e.g., a note, bond or other security, group of securities or securities index) in exchange for a regular payment, at a floating rate based on LIBOR, or alternatively at a fixed rate or the total rate of return on another financial instrument. The Fund may take either position in a total return swap (i.e., the Fund may receive or pay the total return on the underlying reference asset).

A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price.

The investment manager considers various factors, such as availability and cost, in deciding whether to use a particular derivative instrument or strategy. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in any derivative transactions.

The Fund may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the investment manager believes is either cheap relative to the price of the other security or otherwise undervalued, and sells short the security that the investment manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

Portfolio Selection

The investment manager employs a research driven, fundamental value strategy for the Fund. In choosing equity investments, the investment manager focuses on the market price of a company's securities relative to the investment manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the investment manager's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The investment manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

The investment manager's process generally includes an assessment of the potential impacts of any material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

The investment manager may keep a portion, which may be significant at times, of the Fund's assets in cash or invested in high-quality short-term, money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. In addition, when the investment manager believes market or economic conditions are unfavorable for investors or seeks to maintain liquidity, the investment manager may invest up to 100% of the Fund's assets in U.S. or non-U.S. dollar denominated short-term investments, including cash or cash equivalents. In these circumstances, the Fund may be unable to pursue its investment goals.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Value Style Investing

Value securities may not increase in price as anticipated by the investment manager, and may even decline further in value, if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the events or factors that the investment manager believes will increase a security’s market value do not occur.

The Fund's bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (such as growth companies that have recently stumbled to levels considered “cheap” in the investment manager’s opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy. All of these securities may have a higher risk of being ignored or rejected, and therefore undervalued, by the market, or decreasing further in value.

Foreign Securities (non-U.S.)

Investing in foreign securities, including sovereign debt securities, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

The risk of investments in Europe may be heightened due to the January 31, 2020 departure of the United Kingdom from the European Union (EU) and resulting uncertainty about trade negotiations and economic effects of the departure, which may cause increased market volatility.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

High-Yield Debt Securities

High-yield debt securities (including loans) and unrated securities of similar credit quality (high-yield debt instruments or junk bonds) involve greater risk of a complete loss of the Fund's investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate high-yield debt instruments often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments may pose greater illiquidity and valuation risks.

Substantial declines in the prices of high-yield debt instruments can dramatically increase the yield of such instruments. The decline in market prices generally reflects an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than reflecting any increase in income from the higher yield that the debt instrument may pay to the Fund on its investment.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

Many swaps currently are, and others eventually are expected to be, required to be cleared through a central counterparty. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to OTC swaps, but it does not eliminate those risks completely. With cleared swaps, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (FCM) with which the Fund has an open position, or the central counterparty in a swap contract. With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, Commodity Futures Trading Commission (CFTC) and the exchanges are authorized to take extraordinary actions in the event of a market emergency. It is not possible to predict fully the effects of current or future regulation.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Merger Arbitrage Securities and Distressed Companies

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in Merger Arbitrage Securities may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund. Debt obligations of Distressed Companies typically are unrated, lower-rated, in default or close to default. Also, securities of Distressed Companies are generally more likely to become worthless than the securities of more financially stable companies.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Technology companies. Technology company stocks can be subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies. Electronic technology and technology services companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Mutual Advisers, LLC (Franklin Mutual), 101 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments in equity securities they consider to be undervalued. The portfolio managers of the team are as follows:

Peter Langerman

Executive Vice President and Chairman of Franklin Mutual

Mr. Langerman assumed the duties of lead portfolio manager of the Fund when he rejoined Franklin Templeton in 2005 and became a co-lead portfolio manager in 2007. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and member of the management team of the Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, he was employed at Heine Securities Corporation, the predecessor of Franklin Mutual.

F. David Segal, CFA

Portfolio Manager of Franklin Mutual

Mr. Segal assumed the duties of co-lead portfolio manager with Mr. Langerman in 2007 and had been a portfolio manager of the Fund since joining Franklin Templeton in 2002. Prior to joining Franklin Templeton, he was an analyst in the Structured Finance Group of MetLife for the period 1999-2002.

Debbie Turner, CFA

Portfolio Manager of Franklin Mutual

Ms. Turner has been a portfolio manager of the Fund since 2001 and has been with Franklin Templeton since 1996. Between 1993 and 1996, she was employed at Heine Securities Corporation, the predecessor of Franklin Mutual.

As co-lead portfolio managers of the Fund, Mr. Langerman and Mr. Segal have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which either may perform these functions, and the nature of these functions, may change from time to time. Ms. Turner provides the Fund with research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Franklin Mutual a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Franklin Mutual agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. However, this fee reduction was less than 0.01% of the Fund's average net assets. The management fees were 0.68%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 1	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 17.71	$ 20.71	$ 20.40	$ 19.48	$ 22.91
Income from investment operations:[a]
Net investment income[b]	0.46	0.36	0.49	0.50	0.44
Net realized and unrealized gains (losses)	3.39	-2.04	1.22	2.56	-1.54
Total from investment operations	3.85	-1.68	1.71	3.06	-1.10
Less distributions from:
Net investment income	-0.42	-0.55	-0.53	-0.46	-0.77
Net realized gains	-1.95	-0.77	-0.87	-1.68	-1.56
Total distributions	-2.37	-1.32	-1.40	-2.14	-2.33
Net asset value, end of year	$ 19.19	$ 17.71	$ 20.71	$ 20.40	$ 19.48
Total return[c]	22.92%	-8.86%	8.64%	16.35%	-4.69%
Ratios to average net assets
Expensesd, [e]	0.71%	0.71%	0.72%	0.72%	0.73%
Expenses incurred in connection with securities sold short	0.02%	0.01%	—%	0.01%	0.02%
Net investment income	2.35%	1.77%	2.34%	2.57%	2.00%
Supplemental data
Net assets, end of year (000’s)	$ 158,431	$ 537,324	$ 653,700	$ 610,395	$ 643,438
Portfolio turnover rate	38.50%	24.67%	18.32%	24.45%	19.88%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Includes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.

e. Benefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

Franklin Rising Dividends VIP Fund

Investment Goal

The Fund's investment goal is long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. The Fund invests predominantly in equity securities, mostly common stocks. Companies that have paid consistently rising dividends include those companies that currently pay dividends on their common stocks and have maintained or increased their dividend rate during the last four consecutive years. Under normal market conditions, the Fund invests at least 65% of its net assets in securities of companies that have:

  consistently increased dividends in at least 8 out of the last 10 years and have not decreased dividends during that time;
  increased dividends substantially (at least 100%) over the last 10 years;
  reinvested earnings, paying out less than 65% of current earnings in dividends;
  either long-term debt that is no more than 50% of total capitalization or senior debt that has been rated investment grade by at least one of the major bond rating organizations; and
  attractive prices, either: (1) in the lower half of the stock's price/earnings ratio range for the past 10 years; or (2) less than price/earnings ratio of the Standard & Poor's® 500 Stock Index.

The Fund typically invests the rest of its assets in equity securities of companies that pay dividends but do not meet all of these criteria. Although the investment manager searches for investments that it believes to meet the criteria across all sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors including, for example, health care, industrials and technology.

The Fund may invest in equity securities of any size company including small and mid capitalization companies.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks, preferred stocks and securities convertible into common stock are examples of equity securities.

The Fund may invest up to 25% of its total assets in foreign securities.

Portfolio Selection

The investment manager is a research driven, fundamental investor. As a "bottom-up" investor focusing primarily on individual securities, the investment manager looks for companies that it believes meet the criteria above and are fundamentally sound and attempts to acquire them at attractive prices. In following these criteria, the Fund does not necessarily focus on companies whose securities pay a high dividend rate but rather on companies that consistently increase their dividends.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Investing Style

The investment manager’s investment selection process focuses on growth oriented companies and incorporates value oriented analysis. Such a strategy results in investments in both growth and value stocks, or in stocks with characteristics of both. Growth stock prices reflect projections of future earnings or revenues and can fall dramatically if the company fails to meet those projections. With respect to value stocks, if other investors fail to recognize the company’s value, or favor investing in faster-growing companies, value stocks may not increase in value as anticipated by the Fund's investment manager or may decline even further.

Dividend-Oriented Companies

Issuers that have paid regular dividends or distributions to shareholders may not continue to do so in the future. An issuer may reduce or eliminate future dividends or distributions at any time and for any reason. The value of a security of an issuer that has paid dividends in the past may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions received by the Fund decreases, the Fund may have less income to distribute to the Fund's shareholders.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Industrials. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage and product liability claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of export or import controls, increased competition, depletion of resources, technological developments and labor relations.

Technology companies. Technology company stocks can be subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies. Technology equipment and hardware and technology services companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund’s investment manager.

The Fund is managed by a team of dedicated professionals focused on investments that have paid rising dividends. The portfolio managers of the team are as follows:

Nicholas P. B. Getaz, CFA

Portfolio Manager of Advisers

Mr. Getaz has been portfolio manager of the Fund since 2014 and assumed the duties of co-lead portfolio manager in May 2019. He joined Franklin Templeton in 2011.

Matthew D. Quinlan

Vice President of Advisers

Mr. Quinlan has been co-lead portfolio manager of the Fund since May 2019. He joined Franklin Templeton in 2005.

Amritha Kasturirangan, CFA

Portfolio Manager of Advisers

Ms. Kasturirangan has been portfolio manager of the Fund since September 2019. She joined Franklin Templeton in 2009.

Nayan Sheth, CFA

Portfolio Manager of Advisers

Mr. Sheth has been portfolio manager of the Fund since September 2019. He joined Franklin Templeton in 2014.

As co-lead portfolio managers, Messrs. Getaz and Quinlan have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which either may perform these functions, and the nature of these functions, may change from time to time. Ms. Kasturirangan and Mr. Sheth provide research and advice on the purchases and sales of individual securities, and portfolio risk assessments.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Advisers agreed to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. However, this fee reduction was less than 0.01% of the Fund's average net assets. The management fees were 0.62%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 1	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 25.75	$ 29.21	$ 25.51	$ 25.26	$ 29.63
Income from investment operations:[a]
Net investment income[b]	0.37	0.39	0.40	0.42	0.45
Net realized and unrealized gains (losses)	6.77	-1.65	4.76	3.45	-1.33
Total from investment operations	7.14	-1.26	5.16	3.87	-0.88
Less distributions from:
Net investment income	-0.45	-0.44	-0.48	-0.44	-0.48
Net realized gains	-4.54	-1.76	-0.98	-3.18	-3.01
Total distributions	-4.99	-2.20	-1.46	-3.62	-3.49
Net asset value, end of year	$ 27.90	$ 25.75	$ 29.21	$ 25.51	$ 25.26
Total return[c]	29.58%	-4.84%	20.85%	16.33%	-3.42%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.63%	0.62%	0.62%	0.63%	0.63%
Expenses net of waiver and payments by affiliates	0.63%d, [e]	0.62%d, [e]	0.62%d, [e]	0.62%[d]	0.63%[e]
Net investment income	1.34%	1.38%	1.49%	1.67%	1.65%
Supplemental data
Net assets, end of year (000’s)	$ 150,864	$ 157,838	$ 216,015	$ 181,072	$ 143,376
Portfolio turnover rate	7.26%[f]	3.09%[f]	3.36%	6.66%	4.74%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

f. Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

Franklin Small Cap Value VIP Fund

Investment Goal

The Fund’s investment goal is long-term total return.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) not exceeding either: 1) the highest market capitalization in the Russell 2000 Index; or 2) the 12-month average of the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. As of the most recent reconstitution, the highest market capitalization in the Russell 2000 Index was $5.0 billion.

The Fund generally invests in equity securities of companies that the Fund's investment manager believes are undervalued at the time of purchase and have the potential for capital appreciation. An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks, securities convertible into common stocks, and REITs (real estate investment trusts) are examples of equity securities. The Fund invests predominantly in common stocks. The Fund may invest in convertible securities without regard to the ratings assigned by the rating services. The Fund may invest in any kind of REIT, including Equity REITs, Mortgage REITs and hybrid REITs.

In choosing investments that are undervalued, the Fund's investment manager focuses on companies that have one or more of the following characteristics:

  Stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales -- all relative to the market, a company's industry or a company's earnings history
  Recent sharp price declines but the potential for good long-term earnings prospects, in the investment manager's opinion
  Valuable intangibles not reflected in the stock price, such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks

The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or bankruptcy, or adverse events (turnarounds) or cyclical downturns.

The Fund may invest up to 25% of its total assets in foreign securities.

The Fund, from time to time, may have significant investments in particular sectors, such as financial services companies, industrials and technology.

Portfolio Selection

A stock price is undervalued when it is less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company's worth. The investment manager may consider a company to be undervalued in the marketplace because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include, among other things, those that may be considered out of favor due to actual or perceived cyclical or secular challenges, or are experiencing temporary setbacks, mismanagement or undermanagement, are financially stressed, or facing diminished expectations.

In addition to price, the Fund, in choosing an investment, may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales. The investment manager considers selling a security when it no longer meets its value criteria.

While the Fund generally purchases securities for investment purposes, the investment manager may seek to influence or control management when the investment manager believes the Fund may benefit.

The Fund employs a "bottom-up" stock selection process and the investment manager invests in securities without regard to benchmark comparisons.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund), and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Small Capitalization Companies

While investments in small capitalization companies may offer substantial opportunities for capital growth, they also involve substantial risks. Historically, securities issued by small capitalization companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small capitalization companies to changing economic conditions.

In addition, small capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Value Style Investing

A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings, and companies whose share prices have declined sharply or that are less widely followed by other investors, differs from the approach followed by many other mutual funds.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly during periods of anticipated economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in periods of anticipated economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for investment loss in the Fund and may include, among others, currency risks (such as fluctuations in currency exchange rates and currency devaluations); country risks (such as political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity); and risks associated with the state of a country's financial markets and legal institutions. Other foreign securities risks may include unfavorable trading, settlement or custodial practices, unfavorable tax policies, less government supervision, less publicly available information, less stringent investor protection standards, limited legal redress for violations of law, limited trading markets and greater illiquidity and greater price volatility.

Real Estate Investment Trusts (REITs)

REITs may be affected by any change in the value of the properties owned and other factors, and their prices tend to go up and down. A REIT's performance depends on the types of and locations of the properties it owns and how well it manages those properties. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because a REIT may be invested in a limited number of projects or in a particular market segment, it may be more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Industrials. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage and product liability claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of export or import controls, increased competition, depletion of resources, technological developments and labor relations.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Technology companies. Technology company stocks can be subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies. Technology equipment and hardware and technology services companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Mutual Advisers, LLC (Franklin Mutual), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Fund's investment manager.
The Fund is managed by a team of dedicated professionals focused on investments of small cap value companies. The portfolio managers of the team are as follows:

Steven B. Raineri

Portfolio Manager of Franklin Mutual

Mr. Raineri has been a lead portfolio manager of the Fund since 2012. Mr. Raineri has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 2005.

Christopher Meeker, CFA

Portfolio Manager of Franklin Mutual

Mr. Meeker has been a portfolio manager of the Fund since 2015, providing support to the lead portfolio manager as needed. He joined Franklin Templeton in 2012.

Nicholas Karzon, CFA

Portfolio Manager of Franklin Mutual

Mr. Karzon has been a portfolio manager of the Fund since December 2019, providing support to the lead portfolio manager as needed. He joined Franklin Templeton in 2014.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Franklin Mutual a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Franklin Mutual agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. However, this fee reduction was less than 0.01% of the Fund's average net assets. The management fees were 0.64%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 1	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 15.14	$ 20.43	$ 19.93	$ 18.12	$ 22.81
Income from investment operations:[a]
Net investment income[b]	0.24[e]	0.21	0.21[g]	0.15	0.21
Net realized and unrealized gains (losses)	3.35	-2.29	1.82	4.79	-1.53
Total from investment operations	3.59	-2.08	2.03	4.94	-1.32
Less distributions from:
Net investment income	-0.22	-0.23	-0.15	-0.21	-0.20
Net realized gains	-2.78	-2.98	-1.38	-2.92	-3.17
Total distributions	-3.00	-3.21	-1.53	-3.13	-3.37
Net asset value, end of year	$ 15.73	$ 15.14	$ 20.43	$ 19.93	$ 18.12
Total return[c]	26.72%	-12.69%	10.92%	30.54%	-7.18%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.67%	0.66%	0.66%	0.66%	0.65%
Expenses net of waiver and payments by affiliates[d]	0.67%[f]	0.65%	0.65%	0.64%	0.64%
Net investment income	1.58%[e]	1.13%	1.06%[g]	0.84%	1.04%
Supplemental data
Net assets, end of year (000’s)	$ 46,980	$ 40,644	$ 51,245	$ 47,831	$ 45,897
Portfolio turnover rate	54.36%	47.82%	33.36%	34.60%	27.05%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Net investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.23%.

f. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

g. Net investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.75%.

Franklin Small-Mid Cap Growth VIP Fund

Investment Goal

The Fund's investment goal is long-term capital growth.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) and mid-capitalization (mid-cap) companies. Shareholders will be given at least 60 days' advance notice of any change to this policy. Under normal market conditions, the Fund invests predominantly in equity securities, predominantly in common stock.

For this Fund, small-cap companies are companies within the market capitalization range of companies in the Russell 2500™ Index at the time of purchase and mid-cap companies are companies within the market capitalization range of companies in the Russell Midcap® Index at the time of purchase. The market capitalization range of the Russell 2500 Index was $152.3 million to $12.2 billion and the market capitalization range of the Russell Midcap Index was $2.4 billion to $35.5 billion as of their last reconstitution date. The indexes are reconstituted annually. Market capitalization is defined as share price multiplied by the number of shares of common stock outstanding. The investment manager may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company’s market capitalization exceeds the small or mid-cap measures described above.

The Fund, from time to time, may have significant positions in particular sectors such as technology, industrials, consumer discretionary and healthcare.

In addition to the Fund's main investments, the Fund may invest in equity securities of larger companies. An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

The Fund may invest up to 10% of its total assets in foreign securities.

Portfolio Selection

The investment manager uses fundamental, "bottom-up" research to seek companies meeting its criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, the investment manager looks for companies that it believes can produce sustainable earnings and cash flow growth, evaluating the long term market opportunity and competitive structure of an industry to target leaders and emerging leaders. The investment manager defines quality companies as those with strong and improving competitive positions in attractive markets. It also believes that important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation, and returns on capital employed. In assessing value, the investment manager considers whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Growth Style Investing

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Technology companies. Technology company stocks can be subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies. Technology equipment and hardware and technology services companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete.

Industrials. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage and product liability claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of export or import controls, increased competition, depletion of resources, technological developments and labor relations.

Consumer discretionary companies. Companies in the consumer discretionary sector could be affected by, among other things, overall economic conditions, interest rates, consumer confidence, and disposable income.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for investment loss in the Fund and may include, among others, currency risks (such as fluctuations in currency exchange rates and currency devaluations); country risks (such as political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity); and risks associated with the state of a country's financial markets and legal institutions. Other foreign securities risks may include unfavorable trading, settlement or custodial practices, unfavorable tax policies, less government supervision, less publicly available information, less stringent investor protection standards, limited legal redress for violations of law, limited trading markets and greater illiquidity and greater price volatility.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments of small and mid-cap companies demonstrating accelerating growth, increasing profitability, or above average growth or growth potential as compared with the overall economy. The portfolio managers of the team are as follows:

John P. Scandalios, CFA

Vice President of Advisers

Mr. Scandalios has been a portfolio manager of the Fund since 2016 and assumed duties of lead portfolio manager since 2018. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 1996.

Michael McCarthy, CFA

Executive Vice President and Chief Investment Officer of Advisers

Mr. McCarthy has been a portfolio manager of the Fund since 1995, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 1992.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Advisers agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. The management fees before and after such waiver were 0.80% and 0.79%, respectively.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 1	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 17.04	$ 19.71	$ 17.77	$ 19.09	$ 24.95
Income from investment operations:[a]
Net investment income (loss)[b]	-0.04	-0.05	-0.04	-0.03	—f, [g]
Net realized and unrealized gains (losses)	5.31	-0.70	3.74	0.77	-0.03
Total from investment operations	5.27	-0.75	3.70	0.74	-0.03
Less distributions from:
Net realized gains	-2.57	-1.92	-1.76	-2.06	-5.83
Net asset value, end of year	$ 19.74	$ 17.04	$ 19.71	$ 17.77	$ 19.09
Total return[c]	31.80%	-5.15%	21.75%	4.40%	-2.44%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.84%	0.86%	0.85%	0.84%	0.81%
Expenses net of waiver and payments by affiliates	0.83%[d]	0.85%[d]	0.84%[d]	0.82%[d]	0.81%[h]
Net investment income (loss)	-0.19%	-0.24%	-0.24%	-0.16%	0.01%[g]
Supplemental data
Net assets, end of year (000’s)	$ 43,169	$ 33,518	$ 36,864	$ 31,756	$ 87,866
Portfolio turnover rate	59.07%	44.78%	40.49%	32.23%[e]	37.85%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

f. Amount rounds to less than $0.01 per share.

g. Net investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.24)%.

h. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

Franklin Strategic Income VIP Fund

Investment Goal

The Fund’s principal investment goal is to earn a high level of current income. Its secondary goal is long-term capital appreciation.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests its assets primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets. Debt securities include all varieties of fixed, variable and floating rate income securities, including bonds, U.S. and foreign government and agency securities, corporate loans (and loan participations), mortgage-backed securities and other asset-backed securities and convertible securities. The Fund shifts its investments among various classes of debt securities, and at any given time may have a substantial amount of its assets invested in any class of debt or other income producing security, including:

  High yield and investment grade corporate bonds and preferred stocks of issuers located in the U.S. and foreign countries, including emerging market countries
  Developed country (non-U.S.) government and agency bonds
  Emerging market government and agency bonds
  U.S. government and agency bonds, including inflation-indexed securities issued by the U.S. Treasury
  Corporate loans and loan participations
  Mortgage-backed securities and other asset-backed securities
  Floating and variable interest rate investments (which may be issued by corporations or governments and may be asset-backed securities) which are debt securities
  Convertible securities, including bonds and preferred stocks, and other dividend-paying equity securities
  Municipal securities

The Fund may invest up to 100% of its assets in high yield, lower-quality debt securities (also known as "junk bonds"). These securities are either rated below investment grade or, if unrated, determined by the Fund's investment manager to be of comparable quality. Investment grade debt securities are rated in the top four rating categories by one or more independent rating agencies such as Standard & Poor's (S&P®) and Moody's Investors Service (Moody's) or, if unrated, determined by the Fund's investment manager to be of comparable quality. The below-investment grade debt securities in which the Fund invests are generally rated at least Caa by Moody's or CCC by S&P or are unrated securities the Fund's investment manager determines are of comparable quality. However, the Fund may invest a small portion of its total assets in debt securities that are in default. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the investment manager's internal analysis.

A debt security obligates the issuer to repay a loan of money at a future date and generally to pay interest to the security holder. Floating and variable interest rate investments are debt securities, the rate of interest on which is usually established as the sum of a base lending rate (such as the prime rate of a designated U.S. bank) plus a specified margin, and which vary with and are periodically adjusted to such base lending rate.

The Fund may invest in many different securities issued or guaranteed by the U.S. government or by non-U.S. governments, or their respective agencies or instrumentalities. Government and agency bonds include debt securities of any maturity, such as bonds, notes, bills and debentures, issued or guaranteed by governments, government agencies or instrumentalities, including government-sponsored entities, supranational entities (e.g., the World Bank), and public-private partnerships.

The Fund may invest a portion of its assets in marketplace loans to consumers and small and mid-sized enterprises or companies (SMEs), which may include loans for individual leases. Marketplace loans are loans that may be originated through online lending platforms that match consumers, SMEs, and other borrowers seeking loans with investors willing to provide the funding for such loans. These borrowers may seek such loans for a variety of different purposes (e.g., loans for education, loans to fund elective medical procedures, loans for franchise financing or loans for equipment leases). The yield to the lender on a marketplace loan is the fixed interest rate assigned by the platform to the loan net of any fees charged by the platform, including servicing fees, which cover the costs of services such as screening borrowers for their eligibility, managing the supply and demand of the marketplace, and facilitating payments and debt collection, among other things. Marketplace loans are usually considered to be illiquid.

The Fund may invest in other investment companies, including exchange-traded funds, to gain exposure to certain asset classes.

The Fund also may invest, directly or through other Franklin Templeton investment funds, in corporate loans made to, or issued by, borrowers that are U.S. companies, foreign borrowers and U.S. subsidiaries of foreign borrowers, which typically have floating interest rates. Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or other institutional investors. Floating interest rates vary with and are periodically adjusted to a generally recognized base interest rate such as LIBOR or the Prime Rate.

A mortgage-backed security is an interest in a pool of mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings and other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. These securities may be fixed-rate or adjustable-rate mortgage-backed securities (ARMS). The Fund may also invest a small portion of its assets directly in mortgage loans. Many of the mortgage-backed securities in which the Fund invests are issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as Ginnie Mae and U.S. government-sponsored entities (GSEs), such as Fannie Mae and Freddie Mac; others are issued by private entities. Mortgage securities issued by GSEs include credit risk transfer securities. Credit risk transfer securities are structured without any government guarantee or underlying collateral, so that (i) interest is paid directly by the GSE and (ii) principal is paid in accordance with the principal payments and default performance of a certain specified pool of residential mortgage loans acquired by the GSE. The Fund may also invest in privately issued credit risk transfer securities. The Fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the "to-be-announced" (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards (such as yield, duration, and credit quality).

Government agency or instrumentality issues have different levels of credit support. Ginnie Mae pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac, may be chartered by Acts of Congress, but their securities are neither issued nor guaranteed by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that the U.S. government will continue to do so. Accordingly, securities issued by Fannie Mae and Freddie Mac may involve a greater risk of non-payment of principal and interest. Investors should remember that guarantees of timely repayment of principal and interest do not apply to the market prices and yields of the securities or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

The Fund may invest in collateralized debt obligations (CDOs), which are generally types of asset-backed securities. Collateralized bond obligations (CBOs) and collateralized loan obligations (CLOs) are generally considered two types of CDOs. CBOs represent interests in a special purpose, bankruptcy-remote vehicle, typically a trust, collateralized by a pool of fixed income securities, some of which may be below investment grade, including commercial mortgage-backed securities, residential mortgage-backed securities, corporate bonds and emerging market debt securities. CLOs are similar to CBOs except that the underlying pool for a CLO is generally comprised of corporate and/or sovereign loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans made to domestic and foreign borrowers, including loans that may be rated below investment grade or equivalent unrated loans. For the broader category of CDOs, the pool of debt instruments held by a trust may include debt instruments of any type, including mortgage-backed or other asset-backed securities issued in securitization transactions. In all types of CDOs, the interests in the trust are split into two or more portions, called tranches, varying in risk, maturity, payment priority and yield. The riskiest portion is the “equity” tranche, which is the first loss position to observe defaults from the collateral in the trust. Because they are partially protected from defaults, senior tranches of a CDO trust typically have higher ratings and lower yields than the underlying collateral securities held by the trust and can be rated investment grade. The Fund may invest in any tranche of a CDO excluding the “equity” tranche.

A convertible security is generally a debt security or preferred stock of an issuer that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer.

For purposes of pursuing its investment goals, the Fund regularly enters into currency-related transactions involving derivative instruments, including currency and cross currency forwards, currency swaps, currency and currency index futures contracts, and currency options. The Fund may also enter into interest rate and credit-related transactions involving certain derivative instruments, including interest rate, credit default and fixed income total return swaps and interest rate and/or bond futures contracts (including U.S. Treasury futures contracts) and options thereon. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks. The Fund may use currency, interest rate or credit-related or other derivative strategies for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, credit risks, interest rates and other market factors.

The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

By way of example, when the investment manager believes that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Fund could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of the U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a gain. Conversely, if the value of the foreign currency is less than the current amount of the U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a loss. When used for hedging purposes, a forward contract or other currency-related derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Fund is denominated in that currency, or it may be used to hedge the Fund’s position by entering into a transaction on another currency expected to perform similarly to the currency of the security held or to be purchased (a “proxy hedge”).

A currency forward contract is an obligation to purchase or sell a specific foreign currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A currency forward will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. When used for hedging purposes, a currency forward should help to protect the Fund against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire a specified quantity of the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts used by the Fund allow for a cash payment of the net gain or loss on the contract at maturity in lieu of delivery of the underlying instruments, some require the actual delivery or acquisition of the underlying instrument or asset. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

A currency swap is generally a contract between two parties to exchange one currency for another currency at the start of the contract and then exchange periodic floating or fixed rates during the term of the contract based upon the relative value differential between the two currencies. Unlike other types of swaps, currency swaps typically involve the delivery of the entire principal (notional) amounts of the two currencies at the time the swap is entered into. At the end of the swap contract, the parties receive back the principal amounts of the two currencies.

For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the seller that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. The buyer of the credit default swap is purchasing the obligation of its counterparty to offset losses the buyer could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. The contingent payment by the seller generally is either the face amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event.

An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one rate is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).

A total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return (including, typically, income and capital gains distributions, principal prepayment or credit losses) of an underlying reference asset (e.g., a note, bond or securities index) in exchange for a regular payment, at a floating rate based on LIBOR, or alternatively at a fixed rate or the total rate of return on another financial instrument. The Fund may take either position in a total return swap (i.e., the Fund may receive or pay the total return on the underlying reference asset).

The Fund may invest in mortgage dollar rolls. In a mortgage dollar roll, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund earns money on a mortgage dollar roll from any difference between the sale price and the future purchase price, as well as the interest earned on the cash proceeds of the initial sale.

Portfolio Selection

The Fund uses an active asset allocation strategy to try to achieve its investment goals. This means the Fund actively purchases and sells securities and other investments in various market sectors based on the investment manager's ongoing assessment of changing economic, global market, industry, and issuer conditions. The Fund may seek to quickly and efficiently shift its exposure among various classes of debt securities, including through derivative instruments and exchange-traded funds, and at any given time may have substantial amount of exposure to any class of debt or other income-producing investment. The investment manager uses a "top-down" analysis of macroeconomic trends combined with a "bottom-up" fundamental analysis of market sectors, industries, and issuers to try to take advantage of varying sector reactions to economic events. The investment manager will evaluate country risk, business cycles, yield curves, and values between and within markets.

The Fund's ability to achieve its investment goals depends in part upon the investment manager's skill in determining the Fund's asset allocation mix and sector weightings. There can be no assurance that the investment manager's analysis of the outlook for the economy and the business cycle will be correct.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, up to 100% of the Fund's assets may be invested in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term investment grade securities, U.S. government securities, high-grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market investments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities, to maintain liquidity or to segregate on the Fund's books in connection with its derivative strategies, such as forward currency, currency or interest rate futures positions. In these circumstances, the Fund may be unable to achieve its investment goals.

Principal Risks

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

High-Yield Debt Securities

High-yield debt securities (including loans) and unrated securities of similar credit quality (high-yield debt instruments or junk bonds) involve greater risk of a complete loss of the Fund's investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate high-yield debt instruments often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments may pose greater illiquidity and valuation risks.

Substantial declines in the prices of high-yield debt instruments can dramatically increase the yield of such instruments. The decline in market prices generally reflects an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than reflecting any increase in income from the higher yield that the debt instrument may pay to the Fund on its investment.

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Income

The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon the sale of a debt security. The Fund's income generally declines during periods of falling benchmark interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, sale, call, or buy-back) at a lower rate of interest or return.

Variable Rate Securities

Variable rate securities (which include floating rate debt securities) generally are less price sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline or not appreciate as quickly as expected when prevailing interest rates rise if the interest rates of the variable rate securities do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. When interest rates fall, there may be a reduction in the payments of interest received by the Fund from its variable rate securities.

Foreign Securities (non-U.S.)

Investing in foreign securities, including sovereign debt securities, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Sovereign debt securities. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. Sovereign debtors also may be dependent on expected disbursements from other foreign governments or multinational agencies and the country’s access to, or balance of, trade. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit and security agreements. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.

In the event of a default on sovereign debt, the Fund may have limited legal recourse against the defaulting government entity. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due, and any rights the Fund may have may be restricted pursuant to the terms of applicable treaties with such sovereign entity. If a sovereign entity defaults, it may request additional time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay or such legal process may be relatively more expensive, nor are there bankruptcy proceedings by which the Fund may collect in whole or in part on debt issued by a sovereign entity. In certain cases, remedies must be pursued in the courts located in the country of the defaulting sovereign entity itself, which may further limit the Fund’s ability to obtain recourse.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

Emerging Markets

The risks of foreign investments typically are greater in less developed countries, sometimes referred to as developing or emerging markets. For example, the political, social, market regulation and economic structures and institutions in these countries, including those supporting the regulatory and legal systems and financial markets, may be less established and more vulnerable to corruption and fraud, and may change rapidly. These countries are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Investments in less developed markets generally are subject to higher fees and expenses and exhibit greater price volatility and valuation challenges. They may be subject to greater risk of expropriation, nationalization, confiscatory or punitive taxation, and foreign investment and divestment restrictions. In addition, a developing market country may experience a devaluation of its currency, a downgrade in the credit ratings of issuers in the country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war.

Mortgage Securities and Asset-Backed Securities

Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and the Fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.

Since September 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, has acted as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear how long the conservatorship will last or what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac for the long-term.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Inflation

The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Floating Rate Corporate Investments

Certain corporate loans may not be considered “securities,” and investors, such as the Fund, therefore may not be entitled to rely on the antifraud protections of the federal securities laws and may have limited legal remedies.

The senior secured corporate loans and corporate debt securities in which the Fund invests are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. Loan investments issued in such transactions are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy. Such floating rate investments may be rated below investment grade (i.e., also known as "junk bonds"). Although loan investments are generally subject to certain restrictive covenants in favor of the investors, many of these loans may from time to time be reissued or offered as “covenant lite” loans, which may entail potentially increased risk, because they may have fewer or no financial maintenance covenants or restrictions that would normally allow for early intervention and proactive mitigation of credit risk.

In the event of a breach of a covenant in non-covenant lite loans or debt securities, lenders may have the ability to intervene and either prevent or restrict actions that may potentially compromise the company's ability to pay or lenders may be in a position to obtain concessions from the borrowers in exchange for a waiver or amendment of the specific covenant(s). In contrast, covenant lite loans do not always or necessarily offer the same ability to intervene or obtain additional concessions from borrowers. This risk is offset to varying degrees by the fact that the same financial and performance information may be available with or without covenants to lenders and the public alike and can be used to detect such early warning signs as deterioration of a borrower’s financial condition or results. With such information, the portfolio managers are normally able to take appropriate actions without the help of covenants in the loans or debt securities. Covenant lite corporate loans and debt securities, however, may foster a capital structure designed to avoid defaults by giving borrowers or issuers increased financial flexibility when they need it the most.

No active trading market may exist for some corporate loans and some corporate loans may be subject to restrictions on resale. A secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value upon the sale of a corporate loan. In addition, the Fund may not be able to readily sell its corporate loans at prices that approximate those at which the Fund could sell such loans if they were more widely held and traded. As a result of such potential illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

From time to time, the investment manager may elect to receive material non-public information (MNPI) about an individual loan that is not available to other lenders of such loan who may be unwilling to enter into a non-disclosure agreement (NDA) with the borrower or company and restrict themselves from trading in the loan for a specified period of time. If the Fund elects to become restricted on any individual loan as a result of agreeing to receive MNPI about the loan and signing an NDA, such loan will be deemed illiquid and the Fund might be unable to enter into a transaction in a security of that borrower until the MNPI is made public, when it would otherwise be advantageous to do so.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

Many swaps currently are, and others eventually are expected to be, required to be cleared through a central counterparty. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to OTC swaps, but it does not eliminate those risks completely. With cleared swaps, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (FCM) with which the Fund has an open position, or the central counterparty in a swap contract. With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, Commodity Futures Trading Commission (CFTC) and the exchanges are authorized to take extraordinary actions in the event of a market emergency. It is not possible to predict fully the effects of current or future regulation.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Collateralized Debt Obligations (CDOs)

The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility. CDOs may be deemed to be illiquid and subject to the Fund’s restrictions on investments in illiquid investments. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities.

In addition, prices of CDO tranches can decline considerably. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

Marketplace Loans

Marketplace loans are subject to the risks associated with debt investments generally, including but not limited to, interest rate, credit, liquidity, high yield debt, market and income risks. Marketplace loans generally are not rated by rating agencies, are often unsecured, and are highly risky and speculative investments. Lenders and investors, such as the Fund, assume all of the credit risk on the loans they fund or purchase and there are no assurances that payments due on underlying loans will be made. The Fund may not have direct recourse against the borrower or may be otherwise limited in its ability to enforce its rights with respect to its investment in marketplace loans, particularly in the case of unsecured loans. In addition, lenders and investors are not entitled to recover any deficiency of principal or interest from the platform operator if the underlying borrower defaults on its payments due with respect to a loan. Investments in marketplace loans may be adversely affected if the platform operator or a third-party service provider becomes unable or unwilling to fulfill its obligations in servicing the loans. Moreover, the Fund may have limited information about the underlying marketplace loans and the information provided to the platform regarding the loans and borrowers’ credit information may be incomplete, inaccurate or outdated. Additionally, the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. To the extent borrowers incur other indebtedness that is secured, such as a mortgage, the ability of the secured creditors to exercise collection remedies against the assets of that borrower may impair the borrower’s ability to repay its marketplace loan or it may impair the platform’s ability to collect on the marketplace loan upon default. When a marketplace loan is unsecured, borrowers may choose to repay other loans before repaying a loan facilitated through a platform because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower or whether such debt is secured, which could allow other creditors to move more quickly to claim assets of the borrower. Furthermore, U.S. based marketplace lending platforms are subject to extensive regulation, which could impair the enforcement of marketplace loans, among other things.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Investing in Underlying Investment Companies

To the extent the Fund invests in underlying investment companies, including ETFs, the Fund’s performance is related to the performance of the underlying investment companies held by it. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies and such investments may be more costly than if a Fund had owned the underlying securities directly. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

Prepayment

Debt securities are subject to prepayment risk when the issuer can "call" the security, or repay principal, in whole or in part, prior to the security's maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Fund's income, yield and its distributions to shareholders. Securities subject to partial or complete prepayment(s) may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates for fixed-rate investments, and for floating or variable rate securities, rising interest rates generally increase the risk of refinancings or prepayments.

Extension

The market value of some fixed rate debt securities (such as certain asset-backed and mortgage-backed securities) will be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated, particularly when interest rates rise. When that occurs, the effective maturity date of the Fund's investment may be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Such extension may also effectively lock-in a below market interest rate and reduce the value of the debt security.

Convertible Securities

A convertible security is generally a debt obligation, preferred stock or other security that pays interest or dividends and may be converted by the holder within a specified period of time into common stock. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Mortgage Dollar Rolls

In a mortgage dollar roll, the Fund takes the risk that the market price of the mortgage-backed securities will drop below their future purchase price. The Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). When the Fund uses a mortgage dollar roll, it is also subject to the risk that the other party to the agreement will not be able to perform. Mortgage dollar rolls add leverage to the Fund's portfolio and increase the Fund's sensitivity to interest rate changes. In addition, investment in mortgage dollar rolls will increase the Fund's portfolio turnover rate.

Portfolio Turnover

The investment manager will sell a security when it believes it is appropriate to do so, regardless of how long the Fund has held the security. The Fund's turnover rate may exceed 100% per year because of the anticipated use of certain investment strategies. The rate of portfolio turnover will not be a limiting factor for the investment manager in making decisions on when to buy or sell securities, including entering into mortgage dollar rolls. High turnover will increase the Fund's transaction costs and may increase your tax liability if the transactions result in capital gains.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments in U.S. and foreign debt securities. The portfolio managers of the team are as follows:

Sonal Desai, Ph.D.

Executive Vice President and Director of Advisers

Dr. Desai has been a portfolio manager of the Fund since 2018. She joined Franklin Templeton in 2009.

Patricia O'Connor, CFA

Vice President of Advisers

Ms. O'Connor has been portfolio manager of the Fund since 2016. She joined Franklin Templeton in 1997.

William Chong, CFA, FRM

Portfolio Manager of Advisers

Mr. Chong has been a portfolio manager of the Fund since October 2019. He joined Franklin Templeton in 2008.

David Yuen, CFA, FRM

Portfolio Manager of Advisers

Mr. Yuen has been a portfolio manager of the Fund since October 2019. He joined Franklin Templeton in 2000.

As co-lead portfolio managers, Dr. Desai, Ms. O’Connor, Mr. Chong and Mr. Yuen are jointly and primarily responsible for the day-to-day management of the Fund. They have equal authority over all aspects of the Fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund’s assets. For the fiscal year ended December 31, 2019, Advisers agreed to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. In addition, the investment manager has agreed to waive a portion of the Fund's advisory fee equal to the advisory fee it or its affiliates receive from affiliated underlying funds with respect to the Fund's assets invested in those affiliated underlying funds. The investment management fees before and after such waiver for the fiscal year ended December 31, 2019, were 0.63% and 0.60%, respectively.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 1	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 10.65	$ 11.15	$ 11.01	$ 10.55	$ 11.90
Income from investment operations:[a]
Net investment income[b]	0.45	0.47	0.45	0.48	0.53
Net realized and unrealized gains (losses)	0.43	-0.65	0.04	0.37	-0.91
Total from investment operations	0.88	-0.18	0.49	0.85	-0.38
Less distributions from:
Net investment income and net foreign currency gains	-0.60	-0.32	-0.35	-0.39	-0.77
Net realized gains	—	—	—	—	-0.20
Total distributions	-0.60	-0.32	-0.35	-0.39	-0.97
Net asset value, end of year	$ 10.93	$ 10.65	$ 11.15	$ 11.01	$ 10.55
Total return[c]	8.41%	-1.65%	4.46%	8.25%	-3.62%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.71%	0.67%	0.68%	0.67%	0.63%
Expenses net of waiver and payments by affiliates[d]	0.68%	0.63%	0.63%	0.60%	0.62%
Net investment income	4.09%	4.28%	4.00%	4.42%	4.71%
Supplemental data
Net assets, end of year (000’s)	$ 285,437	$ 302,610	$ 361,465	$ 396,170	$ 441,658
Portfolio turnover rate	114.89%[e]	107.90%[f]	108.73%	128.51%	85.85%
Portfolio turnover rate excluding mortgage dollar rolls	72.45%[e]	40.38%[f]	48.11%	77.93%	51.47%

a. The amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Excludes the value of portfolio activity as a result of in-kind transactions.

f. Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

Franklin U.S. Government Securities VIP Fund

Investment Goal

The Fund’s investment goal is income.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. The Fund invests primarily to predominantly in fixed rate and variable rate mortgage-backed securities, a significant to substantial amount of which is in securities issued by the Government National Mortgage Association (Ginnie Maes).

Ginnie Maes represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes. The individual loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive periodic principal and interest payments. Ginnie Maes carry a guarantee backed by the full faith and credit of the U.S. government. The guarantee applies only to the timely payment of principal and interest on the mortgages in the pool, and does not apply to the market prices and yields of the Ginnie Maes or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

In addition to Ginnie Maes, the Fund may invest in mortgage-backed and other securities issued or guaranteed by the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac), or other U.S. government-sponsored entities. The Fund also may invest in U.S. government securities backed by other types of assets, including business loans guaranteed by the U.S. Small Business Administration, and obligations of the Tennessee Valley Authority (TVA). Finally, the Fund may invest in U.S. Treasury STRIPS, bonds, notes, bills and Treasury inflation-protected securities. The Fund may also invest in repurchase agreements, including those collateralized by U.S. government securities.

Government agency or instrumentality issues have different levels of credit support. Ginnie Mae pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac, may be chartered by Acts of Congress, but their securities are neither issued nor guaranteed by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that the U.S. government will continue to do so. Accordingly, securities issued by Fannie Mae and Freddie Mac may involve a greater risk of non-payment of principal and interest. Investors should remember that guarantees of timely repayment of principal and interest do not apply to the market prices and yields of the securities or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

Payments to holders of mortgage-backed government securities, including Ginnie Maes, Fannie Maes and Freddie Macs, consist of the monthly distributions of interest and principal (less Ginnie Mae’s, Fannie Mae’s or Freddie Mac’s fees and any applicable loan servicing fees). The Fund will reinvest the return of principal in securities that may have different interest rates than the securities on which the principal was returned.

Unscheduled principal payments are passed through to holders of mortgage-backed securities, such as the Fund, when mortgages in the pool underlying a Ginnie Mae, Fannie Mae or Freddie Mac mortgage-backed security are prepaid by borrowers (because a home is sold and the mortgage is paid off, or the mortgage is refinanced) or as a result of foreclosure. Accordingly, a mortgage-backed security’s life is likely to be shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to accurately predict the life of a particular mortgage-backed security.

A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Debt securities in which the Fund invests may be fixed-rate, adjustable-rate, a hybrid of the two, or zero coupon securities. Zero coupon securities are debt securities that make no periodic interest payments but instead are sold at substantial discounts from their value at maturity. The zero coupon bonds purchased by the Fund are typically those which are issued or created by the U.S. government or its agencies, where the interest coupons have been "stripped off" a bond and the rights to principal and interest payments are sold separately.

The Fund may acquire securities on a "when-issued," "delayed delivery" or "to-be-announced" basis. These transactions are arrangements under which the Fund buys securities that have been authorized but not yet issued, with payment for and delivery of the security scheduled for a future time.

In addition, the Fund may invest in mortgage dollar rolls. In a mortgage dollar roll, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund earns money on a mortgage dollar roll from any difference between the sale price and the future purchase price, as well as the interest earned on the cash proceeds of the initial sale. The Fund invests only in covered mortgage dollar rolls, meaning that the Fund establishes a segregated account with liquid securities equal in value to the securities it will repurchase.

Portfolio Selection

The investment manager generally buys, and holds, high quality income securities. Using this straightforward approach, the investment manager seeks to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government securities.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high-grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Prepayment

Debt securities are subject to prepayment risk when the issuer can "call" the security, or repay principal, in whole or in part, prior to the security's maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Fund's income, yield and its distributions to shareholders. Securities subject to partial or complete prepayment(s) may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates for fixed-rate investments, and for floating or variable rate securities, rising interest rates generally increase the risk of refinancings or prepayments.

Extension

The market value of some fixed rate debt securities (such as certain asset-backed and mortgage-backed securities) will be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated, particularly when interest rates rise. When that occurs, the effective maturity date of the Fund's investment may be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Such extension may also effectively lock-in a below market interest rate and reduce the value of the debt security.

Mortgage Securities

Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and the Fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.

Since September 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, has acted as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear how long the conservatorship will last or what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac for the long-term.

Income

The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon the sale of a debt security. The Fund's income generally declines during periods of falling benchmark interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, sale, call, or buy-back) at a lower rate of interest or return.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

While securities issued or guaranteed by Ginnie Mae are backed by the full faith and credit of the U.S. government, not all securities of the various U.S. government agencies are, including those of Fannie Mae and Freddie Mac. While the U.S. government has provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Accordingly, securities issued by Fannie Mae and Freddie Mac may involve a risk of non-payment of principal and interest. Also, guarantees of principal and interest do not apply to market prices, yields or the Fund’s share price. Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

When-Issued, Delayed Delivery and To-Be-Announced Purchases

Purchases of securities on a when-issued, delayed delivery or to-be-announced basis are subject to the risk that the value or the yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Mortgage Dollar Rolls

In a mortgage dollar roll, the Fund takes the risk that the market price of the mortgage-backed securities will drop below their future purchase price. The Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). When the Fund uses a mortgage dollar roll, it is also subject to the risk that the other party to the agreement will not be able to perform. Mortgage dollar rolls add leverage to the Fund's portfolio and increase the Fund's sensitivity to interest rate changes. In addition, investment in mortgage dollar rolls will increase the Fund's portfolio turnover rate.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

The Fund is managed by the following dedicated professional focused on investments in U.S. government securities:

Paul Varunok

Portfolio Manager of Advisers

Mr. Varunok has been portfolio manager of the Fund since 2004 and assumed the duties of co-lead portfolio manager in October 2019. He joined Franklin Templeton in 2001.

Neil Dhruv

Portfolio Manager of Advisers

Mr. Dhruv has been co-lead portfolio manager of the Fund since October 2019. He joined Franklin Templeton in 2002.

As co-lead portfolio managers, Messrs. Varunok and Dhruv have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, the Fund paid 0.47% of its average net assets to the investment manager for its services.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 1	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 12.07	$ 12.36	$ 12.51	$ 12.74	$ 13.00
Income from investment operations:[a]
Net investment income[b]	0.27	0.29	0.25	0.22	0.21
Net realized and unrealized gains (losses)	0.38	-0.22	-0.04	-0.10	-0.12
Total from investment operations	0.65	0.07	0.21	0.12	0.09
Less distributions from:
Net investment income	-0.38	-0.36	-0.36	-0.35	-0.35
Net asset value, end of year	$ 12.34	$ 12.07	$ 12.36	$ 12.51	$ 12.74
Total return[c]	5.47%	0.60%	1.66%	0.90%	0.71%
Ratios to average net assets
Expenses[d]	0.51%	0.50%	0.50%	0.50%	0.50%
Net investment income	2.23%	2.38%	2.00%	1.75%	1.64%
Supplemental data
Net assets, end of year (000’s)	$ 54,104	$ 59,213	$ 66,404	$ 73,695	$ 79,620
Portfolio turnover rate	24.16%	22.25%	80.49%	86.28%	61.91%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

Templeton Developing Markets VIP Fund

Investment Goal

The Fund's investment goal is long-term capital appreciation.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy.

Emerging market or "developing market" countries, which may include frontier market countries, generally include those considered to be emerging by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities; countries with a stock market capitalization of less than 3% of the MSCI World Index; or countries included in the MSCI Emerging Markets Index or the MSCI Frontier Markets Index. These countries are typically located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. Emerging market or "developing market" equity securities and developing market countries are more fully described in the SAI.

The Fund invests primarily in the equity securities (principally common and preferred stocks and American, Global and European Depositary Receipts) of developing market companies. For purposes of the Fund's investments, developing market companies are those:

  whose principal securities trading markets are in developing market countries; or
  that derive 50% or more of their total revenue or profit from either goods or services produced or sales made in developing market countries; or
  that have 50% or more of their assets in developing market countries; or
  that are linked to currencies of developing market countries; or
  that are organized under the laws of, or with principal offices in, developing market countries.

In addition to the Fund's main investments, the Fund may invest up to 20% of its net assets in the securities of issuers in developed market countries.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company's business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks, preferred stocks and depositary receipts are examples of equity securities.

The Fund's investments in equity securities may include investments in the securities of any capitalization, including a portion in small and mid capitalization companies. The Fund also invests in American, Global, and European Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

The Fund, from time to time, may have significant investments in one or more countries, such as China or South Korea, or in particular industries or sectors, such as the consumer discretionary, communications services, financial services and technology sectors.

Portfolio Selection

When choosing equity investments for the Fund, the investment manager applies a fundamental research, value-oriented, long-term approach, focusing on the market price of a company's securities relative to the investment manager's evaluation of the company's long-term earnings, asset value and cash flow potential. This includes an assessment by the investment manager of the potential impacts of material environmental, social and governance factors on the long-term risk and return profile of a company. The investment manager also considers a company's profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price of the company's securities. The analysis considers the company's position in its sector, the economic framework and political environment.

The investment manager may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in U.S. or non-U.S. currency denominated short-term or medium-term (generally less than 5 years for this Fund) investments. Temporary defensive investments generally may include money market securities, including shares of money market funds managed by affiliates of the investment manager, and exchange-traded funds, U.S. and foreign government securities, high grade commercial paper, bank obligations, and repurchase agreements denominated in the currency of any nation. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Trade disputes. The economies of foreign countries dependent on large export sectors may be adversely affected by trade disputes with key trading partners and escalating tariffs imposed on goods and services produced by such countries. A national economic slowdown in the export sector may also affect companies that are not heavily dependent on exports. To the extent a country engages in retaliatory tariffs, a company that relies on imported parts to produce its own goods may experience increased costs of production or reduced profitability, which may affect consumers, investors and the domestic economy. Trade disputes and retaliatory actions may include embargoes and other trade limitations, which may trigger a significant reduction in international trade and impact the global economy. Trade disputes may also lead to increased currency exchange rate volatility, which can adversely affect the prices of Fund securities valued in US dollars. The potential threat of trade disputes may also negatively affect investor confidence in the markets generally and investment growth.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

China companies. There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

Frontier market countries. Frontier market countries, which are a subset of developing markets countries, generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Developing market countries. The Fund's investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

  less social, political and economic stability;
  a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war;
  smaller securities markets with low or non-existent trading volume and greater illiquidity and price volatility;
  more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  less transparent and established taxation policies;
  less developed regulatory or legal structures governing private and foreign investment or allowing for judicial redress for injury to private property, such as bankruptcy;
  less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;
  less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;
  less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;
  greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;
  higher rates of inflation and more rapid and extreme fluctuations in inflation rates;
  greater sensitivity to interest rate changes;
  increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;
  greater debt burdens relative to the size of the economy;
  more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and
  less assurance that when favorable economic developments occur, they will not be slowed or reversed by unanticipated economic, political or social events in such countries.

Because of the above factors, the Fund's investments in developing market countries may be subject to greater price volatility and illiquidity than investments in developed markets.

The definition of developing market countries or companies as used in this prospectus may differ from the definition of the same terms as used in other Franklin Templeton fund prospectuses.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Consumer discretionary companies. Companies in the consumer discretionary sector could be affected by, among other things, overall economic conditions, interest rates, consumer confidence, and disposable income.

Communications services. Companies that provide communications services are subject to a variety of risk factors including: significant competitive pressures, such as new market entrants, aggressive pricing and competition for market share; the potential for falling profit margins; and the risks that new services, or equipment or technologies they are based upon or related to will not be accepted by consumers and businesses or will rapidly become obsolete. These factors can affect the profitability of communications services companies and, as a result, the value of their securities. In addition, because many communications services companies are in early stages of development, they are particularly vulnerable to these risks, as well as the potential of both accidental and deliberate disruption or failure of services or equipment. Portions of the communications industries are also subject to government regulation, which may affect company profitability and share price.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Technology companies. Technology company stocks can be subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies. Electronic technology and technology services companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Value Investing

Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The investment manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company's value (and do not become buyers, or if they become sellers or favor investing in faster growing companies), value stocks may not increase in value as anticipated by the investment manager and may even decline in value.

Depositary Receipts

Depositary receipts are subject to many of the risks of the underlying security. For some depositary receipts, the custodian or similar financial institution that holds the issuer's shares in a trust account is located in the issuer's home country. The Fund could be exposed to the credit risk of the custodian or financial institution, and in cases where the issuer’s home country does not have developed financial markets, greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Templeton Asset Management Ltd. (Asset Management), 7 Temasek Boulevard, Suntec Tower One, #38-3, Singapore 038987, is the Fund's investment manager. Asset Management has a branch office in Hong Kong. Asset Management an indirect subsidiary of Franklin Resources., Inc. (Resources)

The Fund is managed by a dedicated professional focused on investments in developing and emerging markets. The portfolio manager of the Fund is as follows:

Chetan Sehgal, CFA

Director of Global Emerging Markets/Small Cap Strategies of the Templeton Emerging Markets Group and portfolio manager of Asset Management

Mr. Sehgal has been a portfolio manager of the Fund since 2017. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 1995.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Asset Management a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Asset Management agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. However, this fee reduction was less than 0.01% of the Fund's average net assets. The management fees were 1.05%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 1	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 8.62	$ 10.31	$ 7.42	$ 6.37	$ 9.27
Income from investment operations:[a]
Net investment income[b]	0.18	0.09	0.08	0.05	0.06
Net realized and unrealized gains (losses)	2.12	-1.67	2.92	1.08	-1.63
Total from investment operations	2.30	-1.58	3.00	1.13	-1.57
Less distributions from:
Net investment income	-0.12	-0.11	-0.11	-0.08	-0.20
Net realized gains	—	—	—	—	-1.13
Total distributions	-0.12	-0.11	-0.11	-0.08	-1.33
Net asset value, end of year	$ 10.80	$ 8.62	$ 10.31	$ 7.42	$ 6.37
Total return[c]	26.92%	-15.44%	40.65%	17.79%	-19.42%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.15%	1.24%	1.36%	1.38%	1.33%
Expenses net of waiver and payments by affiliates	1.15%[d]	1.24%[d]	1.35%[e]	1.36%	1.32%
Net investment income	1.83%	0.99%	0.86%	0.79%	0.74%
Supplemental data
Net assets, end of year (000’s)	$ 97,271	$ 85,397	$ 105,493	$ 82,596	$ 77,000
Portfolio turnover rate	18.04%	9.22%	10.76%	26.78%	71.69%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

e. Benefit of expense reduction rounds to less than 0.01%.

Templeton Foreign VIP Fund

Investment Goal

The Fund's investment goal is long-term capital growth.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. Under normal market conditions, the Fund invests predominantly in equity securities, primarily to predominantly common stock, and, while there are no set percentage targets, the Fund invests predominantly in large to mid capitalization companies with market capitalization values (share price multiplied by the number of common stock shares outstanding) greater than $2 billion and may invest a portion in small capitalization companies.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks, and securities convertible into common stocks, are examples of equity securities. The Fund also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The Fund, from time to time, may have significant investments in one or more countries or regions, such as Europe, or in particular sectors such as energy, financial services and healthcare.

The Fund may, from time to time, engage in equity-related derivatives, which may include buying and selling (writing) put and call options on individual securities (including ETFs) and indices, and engaging in equity futures and equity index futures, for various purposes, including enhancing Fund returns, increasing liquidity, gaining exposure to individual securities and particular markets in more efficient or less expensive ways, generating additional income for the Fund, and/or hedging risks relating to changes in certain equity markets.

The Fund may also, from time to time, engage in currency-related derivatives, such as currency and cross-currency forwards and currency futures contracts, to seek to hedge (protect) against currency risks.

A currency forward contract is an obligation to purchase or sell a specific foreign currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A currency forward will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. When used for hedging purposes, a currency forward should help protect the Fund against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument specified in the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to purchase the underlying instrument specified in the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts used by the Fund allow for a cash payment of the net gain or loss on the contract at maturity, in lieu of delivery of the underlying instrument or asset, some require the actual delivery or acquisition of the underlying instrument. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. For example, when the investment manager expects the price of a stock held by the Fund to decline in value, the Fund may also purchase put options that are expected to increase in value as the market price of the stock declines to hedge against such anticipated decline in value. The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

The Fund may invest in equity-linked notes (ELNs), which are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form. The Fund may engage in all types of ELNs, including those that: (1) provide for protection of the Fund’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the Fund to the risk of loss of the Fund’s principal investment. ELNs can provide the Fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative.

Portfolio Selection

When choosing equity investments for the Fund, the investment manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. This includes an assessment by the investment manager of the potential impacts of material environmental, social and governance factors on the long-term risk and return profile of a company. The investment manager also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

The investment manager may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market securities, including shares of money market funds managed by the investment manager or its affiliates, or short-term debt securities. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

The risk of investments in Europe may be heightened due to the January 31, 2020 departure of the United Kingdom from the European Union (EU) and resulting uncertainty about trade negotiations and economic effects of the departure, which may cause increased market volatility.

Developing market countries. The Fund's investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

  less social, political and economic stability;
  a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war;
  smaller securities markets with low or non-existent trading volume and greater illiquidity and price volatility;
  more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  less transparent and established taxation policies;
  less developed regulatory or legal structures governing private and foreign investment or allowing for judicial redress for injury to private property, such as bankruptcy;
  less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;
  less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;
  less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;
  greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;
  higher rates of inflation and more rapid and extreme fluctuations in inflation rates;
  greater sensitivity to interest rate changes;
  increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;
  greater debt burdens relative to the size of the economy;
  more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and
  less assurance that when favorable economic developments occur, they will not be slowed or reversed by unanticipated economic, political or social events in such countries.

Because of the above factors, the Fund's investments in developing market countries may be subject to greater price volatility and illiquidity than investments in developed markets.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such derivatives often have risks similar to the underlying instrument in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements and currency forwards, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Value Style Investing

Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The investment manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company's value (and do not become buyers, or if they become sellers or favor investing in faster growing companies), value stocks may not increase in value as anticipated by the investment manager and may even decline in value.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Energy companies. Companies that are involved in oil or gas exploration, production, refining or marketing, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economics, politics and regulation.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Depositary Receipts

Depositary receipts are subject to many of the risks of the underlying security. For some depositary receipts, the custodian or similar financial institution that holds the issuer's shares in a trust account is located in the issuer's home country. The Fund could be exposed to the credit risk of the custodian or financial institution, and in cases where the issuer’s home country does not have developed financial markets, greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Equity-Linked Notes (ELNs)

Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risks. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and the Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed-income investment.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Templeton Investment Counsel, LLC (Investment Counsel), 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, is the Fund’s investment manager.

The Fund is managed by a team of dedicated professionals focused on global investments of issuers outside the U.S. The portfolio managers of the team are as follows:

Peter A. Nori, CFA

Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel

Mr. Nori has been the lead portfolio manager of the Fund since 1999. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 1987.

Matthew R. Nagle, CFA

Portfolio Manager of Investment Counsel

Mr. Nagle has been a portfolio manager of the Fund since 2018, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2003.

Heather Waddell, CFA

Senior Vice President/Portfolio Manager - Research Analyst of Investment Counsel

Ms. Waddell has been a portfolio manager of the Fund since 2018, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton in 1996.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Investment Counsel a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Investment Counsel agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. The management fees before and after such waiver were 0.80% and 0.78%, respectively.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 1	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 13.01	$ 15.80	$ 13.89	$ 13.46	$ 15.34
Income from investment operations:[a]
Net investment income[b]	0.44	0.29	0.30	0.33	0.31
Net realized and unrealized gains (losses)	1.19	-2.64	2.03	0.62	-1.16
Total from investment operations	1.63	-2.35	2.33	0.95	-0.85
Less distributions from:
Net investment income	-0.27	-0.44	-0.42	-0.29	-0.53
Net realized gains	-0.14	—	—	-0.23	-0.50
Total distributions	-0.41	-0.44	-0.42	-0.52	-1.03
Net asset value, end of year	$ 14.23	$ 13.01	$ 15.80	$ 13.89	$ 13.46
Total return[c]	12.84%	-15.27%	17.02%	7.49%	-6.31%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.85%	0.83%	0.82%	0.80%	0.78%
Expenses net of waiver and payments by affiliates	0.83%	0.81%	0.81%[d]	0.78%	0.78%[e]
Net investment income	3.25%	1.96%	1.99%	2.38%	2.05%
Supplemental data
Net assets, end of year (000’s)	$ 121,948	$ 114,784	$ 152,684	$ 133,218	$ 214,172
Portfolio turnover rate	28.52%	21.38%	26.81%	20.93%	15.15%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

Templeton Global Bond VIP Fund

Investment Goal

The Fund’s investment goal is high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in "bonds." Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures. Shareholders will be given at least 60 days' advance notice of any change to the 80% policy. The Fund invests predominantly in bonds issued by governments, government-related entities and government agencies located around the world. Bonds may be denominated and issued in the local currency or in another currency. The Fund may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. Under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities. In addition, the Fund's assets are invested in issuers located in at least three countries (including the U.S.). The Fund may invest without limit in developing markets.

Bonds represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Although the Fund may buy bonds rated in any category, it focuses on "investment grade" bonds. These are issues rated in the top four rating categories by at least one independent rating agency, such as Standard & Poor's (S&P®) or Moody's Investors Service (Moody's) or, if unrated, determined by the Fund's investment manager to be of comparable quality. However, ratings by the independent rating agencies are relative and subjective, are not absolute standards of quality, and do not evaluate the market risk of securities. The Fund may invest up to 25% of its total assets in debt securities that are rated below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the greater risk of default or of price fluctuations due to changes in the issuer's creditworthiness. Such lower rated but higher yielding securities are sometimes referred to as "junk bonds." If, subsequent to its purchase a security is downgraded in rating or goes into default, the Fund will consider such events in its evaluation of the overall investment merits of that security but will not necessarily dispose of the security immediately.

Many debt securities of non-U.S. issuers, and especially developing market issuers, are rated below investment grade or are unrated so that their selection depends on the investment manager’s internal analysis.

The Fund may invest in debt securities of any maturity. The average maturity or duration of debt securities in the Fund’s portfolio will fluctuate depending on the investment manager’s outlook on changing market, economic, and political conditions.

The Fund is a "non-diversified" fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

For purposes of pursuing its investment goals, the Fund regularly enters into currency-related derivative instruments, such as currency and cross currency forwards, currency and currency index futures contracts and currency options. The Fund maintains extensive positions in currency-related derivatives instruments as a hedging technique or to implement a currency investment strategy, which could expose a large amount of the Fund’s assets to obligations under these instruments. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The results of such transactions may also represent, from time to time, a significant component of the Fund’s investment returns. The Fund may also enter into interest rate-related derivatives, such as interest rate or bond futures and interest rate swap agreements and credit-related derivatives, such as credit default swaps. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

The Fund may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, interest rates and other market factors. By way of example, when the investment manager believes that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Fund could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a gain. Conversely, if the value of the foreign currency is less than the current amount of the U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a loss. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Fund is denominated in that currency, or it may be used to hedge the Fund’s position by entering into a transaction on another currency expected to perform similarly to the currency of the security held or to be purchased (a “proxy hedge”).

A currency forward contract is an obligation to purchase or sell a specific foreign currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A currency forward will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. When used for hedging purposes, a currency forward should help to protect the Fund against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire a specified quantity of the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts used by the Fund allow for a cash payment of the net gain or loss on the contract at maturity in lieu of delivery of the underlying instruments, some require the actual delivery or acquisition of the underlying instrument or asset. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Swap agreements, such as interest rate and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one rate is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).

For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the seller that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. The buyer of the credit default swap is purchasing the obligation of its counterparty to offset losses the buyer could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. The contingent payment by the seller generally is either the face amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event.

The Fund may, at times, maintain a large position in cash and cash equivalents (including money market funds).

Portfolio Selection

The investment manager allocates the Fund's assets based upon its assessment of changing market, political and economic conditions. It considers various factors, including evaluation of interest rates, currency exchange rate changes and credit risks. The investment manager may consider selling a security when it believes the security has become fully valued due to either its price appreciation or changes in the issuer's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, short-term bank time deposits, bankers' acceptances, repurchase agreements and money market fund shares (including shares of an affiliated money market fund). The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities, to maintain liquidity or to segregate on the Fund's books in connection with its derivative strategies, such as forward currency contracts or currency or interest rate futures positions. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Foreign Securities (non-U.S.)

Investing in foreign securities, including sovereign debt securities, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Sovereign debt securities. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. Sovereign debtors also may be dependent on expected disbursements from other foreign governments or multinational agencies and the country’s access to, or balance of, trade. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit and security agreements. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.

In the event of a default on sovereign debt, the Fund may have limited legal recourse against the defaulting government entity. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due, and any rights the Fund may have may be restricted pursuant to the terms of applicable treaties with such sovereign entity. If a sovereign entity defaults, it may request additional time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay or such legal process may be relatively more expensive, nor are there bankruptcy proceedings by which the Fund may collect in whole or in part on debt issued by a sovereign entity. In certain cases, remedies must be pursued in the courts located in the country of the defaulting sovereign entity itself, which may further limit the Fund’s ability to obtain recourse.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

Developing market countries. The Fund's investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

  less social, political and economic stability;
  a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war;
  smaller securities markets with low or non-existent trading volume and greater illiquidity and price volatility;
  more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  less transparent and established taxation policies;
  less developed regulatory or legal structures governing private and foreign investment or allowing for judicial redress for injury to private property, such as bankruptcy;
  less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;
  less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;
  less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;
  greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;
  higher rates of inflation and more rapid and extreme fluctuations in inflation rates;
  greater sensitivity to interest rate changes;
  increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;
  greater debt burdens relative to the size of the economy;
  more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and
  less assurance that when favorable economic developments occur, they will not be slowed or reversed by unanticipated economic, political or social events in such countries.

Because of the above factors, the Fund's investments in developing market countries may be subject to greater price volatility and illiquidity than investments in developed markets.

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

High-Yield Debt Securities

High-yield debt securities (including loans) and unrated securities of similar credit quality (high-yield debt instruments or junk bonds) involve greater risk of a complete loss of the Fund's investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate high-yield debt instruments often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments may pose greater illiquidity and valuation risks.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

Many swaps currently are, and others eventually are expected to be, required to be cleared through a central counterparty. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to OTC swaps, but it does not eliminate those risks completely. With cleared swaps, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (FCM) with which the Fund has an open position, or the central counterparty in a swap contract. With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, Commodity Futures Trading Commission (CFTC) and the exchanges are authorized to take extraordinary actions in the event of a market emergency. It is not possible to predict fully the effects of current or future regulation.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Inflation-Indexed Securities

Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors, such as the Fund, do not receive their principal until maturity.

Income

The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon the sale of a debt security. The Fund's income generally declines during periods of falling benchmark interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, sale, call, or buy-back) at a lower rate of interest or return.

Non-Diversification

The Fund is a "non-diversified" fund. It generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. The Fund may be more sensitive to a single economic, business, political, regulatory or other occurrence than a more diversified fund might be, which may negatively impact the Fund's performance and result in greater fluctuation in the value of the Fund's shares.

Debt Securities Ratings

The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer's current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or that are no longer accurate.

Unrated Debt Securities

Unrated debt securities determined by the investment manager to be of comparable credit quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information and independent credit analysis are typically available about unrated securities or issuers, and therefore they may be subject to greater risk of default.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Cash Position

To the extent that the Fund holds a large position in cash/cash equivalents (including money market funds) the Fund may lose opportunities to participate in market appreciation and may have lower returns than if the Fund made other investments. In such circumstances, the Fund may not achieve its investment goal.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

The Fund is managed by the following dedicated professionals focused on investments of bonds issued by government and government agencies around the world:

Michael Hasenstab, Ph.D.

Executive Vice President of Advisers

Dr. Hasenstab has been a lead portfolio manager of the Fund since 2001. He has primary responsibility for the investments of the Fund. Dr. Hasenstab has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Dr. Hasenstab first joined Franklin Templeton in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.

Calvin Ho, Ph.D.

Senior Vice President of Advisers

Dr. Ho has been a portfolio manager of the Fund since 2018, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton in 2005.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Advisers agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. The management fees before and after such waiver were 0.46% and 0.37%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 1	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 17.54	$ 17.17	$ 16.85	$ 16.34	$ 18.56
Income from investment operations:[a]
Net investment income[b]	0.89	0.88	0.83	0.62	0.52
Net realized and unrealized gains (losses)	-0.54	-0.51	-0.46	-0.10	-1.22
Total from investment operations	0.35	0.37	0.37	0.52	-0.70
Less distributions from:
Net investment income and net foreign currency gains	-1.26	—	—	—	-1.43
Net realized gains	—	—	-0.05	-0.01	-0.09
Total distributions	-1.26	—	-0.05	-0.01	-1.52
Net asset value, end of year	$ 16.63	$ 17.54	$ 17.17	$ 16.85	$ 16.34
Total return[c]	1.89%	2.15%	2.15%	3.21%	-4.10%
Ratios to average net assets
Expenses before waiver and payments by affiliates and expense reduction	0.53%	0.56%	0.53%	0.53%	0.52%
Expenses net of waiver and payments by affiliates	0.44%	0.47%	0.46%	0.48%	0.52%[e]
Expenses net of waiver and payments by affiliates and expense reduction	0.42%	0.45%	0.46%[d]	0.48%[d]	0.52%e, [d]
Net investment income	5.22%	5.09%	4.81%	3.88%	2.99%
Supplemental data
Net assets, end of year (000’s)	$ 322,794	$ 285,046	$ 286,502	$ 241,792	$ 292,802
Portfolio turnover rate	22.58%	18.22%	37.97%	59.00%	51.58%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

Templeton Growth VIP Fund

Investment Goal

The Fund’s investment goal is long-term capital growth.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including developing markets. The equity securities in which the Fund primarily invests are common stock.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks, and securities convertible into common stocks, are examples of equity securities. The Fund may invest in companies of any size, including small and mid capitalization companies. The Fund also invests in depositary receipts. These are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

Depending upon current market conditions, the Fund may invest up to 20% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

Although the Fund seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Fund may have significant investments in particular countries or regions, such as Europe, or sectors such as healthcare, energy and financial services.

The Fund may, from time to time, seek to hedge against market risk, gain exposure to individual securities or generate additional income for the Fund by engaging in equity-related derivatives, such as exchange traded and over-the-counter equity put and call options on individual securities.

In addition to the principal investment strategies set forth above, the Fund may, from time to time, engage in currency-related derivatives, such as currency and cross-currency forwards and currency futures contracts, to seek to hedge (protect) against currency risks. The Fund also may, from time to time, engage in equity-related derivatives, which may include buying and selling (writing) put and call options on individual securities (including ETFs) and indices, and engaging in equity futures and equity index futures, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to individual securities and particular markets in more efficient or less expensive ways, generating additional income for the Fund and/or hedging risks relating to changes in certain equity markets.

A currency forward contract is an obligation to purchase or sell a specific foreign currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A currency forward will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. When used for hedging purposes, a currency forward should help protect the Fund against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire a specified quantity of the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts used by the Fund allow for a cash payment of the net gain or loss on the contract at maturity in lieu of delivery of the underlying instruments, some require the actual delivery or acquisition of the underlying instrument or asset. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. For example, when the investment manager expects the price of a stock held by the Fund to decline in value, the Fund may also purchase put options that are expected to increase in value as the market price of the stock declines to hedge against such anticipated decline in value. The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

The Fund may invest in equity-linked notes (ELNs), which are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form. The Fund may engage in all types of ELNs, including those that: (1) provide for protection of the Fund’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the Fund to the risk of loss of the Fund’s principal investment. ELNs can provide the Fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative.

Portfolio Selection

When choosing equity investments for the Fund, the investment manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. This includes an assessment by the investment manager of the potential impacts of material environmental, social and governance factors on the long-term risk and return profile of a company. The investment manager also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

The investment manager may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper, and repurchase agreements. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

The risk of investments in Europe may be heightened due to the January 31, 2020 departure of the United Kingdom from the European Union (EU) and resulting uncertainty about trade negotiations and economic effects of the departure, which may cause increased market volatility.

Developing market countries. The Fund's investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

  less social, political and economic stability;
  a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war;
  smaller securities markets with low or non-existent trading volume and greater illiquidity and price volatility;
  more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  less transparent and established taxation policies;
  less developed regulatory or legal structures governing private and foreign investment or allowing for judicial redress for injury to private property, such as bankruptcy;
  less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;
  less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;
  less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;
  greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;
  higher rates of inflation and more rapid and extreme fluctuations in inflation rates;
  greater sensitivity to interest rate changes;
  increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;
  greater debt burdens relative to the size of the economy;
  more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and
  less assurance that when favorable economic developments occur, they will not be slowed or reversed by unanticipated economic, political or social events in such countries.

Because of the above factors, the Fund's investments in developing market countries may be subject to greater price volatility and illiquidity than investments in developed markets.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Equity-Linked Notes (ELNs)

Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risks. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and the Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed-income investment.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Value Style Investing

Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The investment manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company's value (and do not become buyers, or if they become sellers or favor investing in faster growing companies), value stocks may not increase in value as anticipated by the investment manager and may even decline in value.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Energy companies. Companies that are involved in oil or gas exploration, production, refining or marketing, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economics, politics and regulation.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Depositary Receipts

Depositary receipts are subject to many of the risks of the underlying security. For some depositary receipts, the custodian or similar financial institution that holds the issuer's shares in a trust account is located in the issuer's home country. The Fund could be exposed to the credit risk of the custodian or financial institution, and in cases where the issuer’s home country does not have developed financial markets, greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Templeton Global Advisors Limited (Global Advisors), Lyford Cay, Nassau, Bahamas, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies anywhere in the world. The portfolio managers of the team are as follows:

Peter M. Moeschter, CFA

Executive Vice President and Director of Global Advisors

Mr. Moeschter has been a portfolio manager of the Fund since February 2019 and a lead portfolio manager since July 2019. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 1997.

Herbert J. Arnett, Jr.

Vice President of Global Advisors

Mr. Arnett has been a portfolio manager of the Fund since 2017. He joined Franklin Templeton in 1996.

Christopher James Peel, CFA

Vice President of Global Advisors

Mr. Peel has been a portfolio manager of the Fund since 2017. He joined Franklin Templeton in 2007.

Warren Pustam, CFA

Vice President of Global Advisors

Mr. Pustam has been a portfolio manager of the Fund since July 2019. He joined Franklin Templeton in 2013.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Global Advisors a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Global Advisors agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. However, this fee reduction was less than 0.01% of the Fund's average net assets. The management fees were 0.82%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 1 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 1	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 12.44	$ 16.24	$ 13.93	$ 13.54	$ 14.85
Income from investment operations:[a]
Net investment income[b]	0.30	0.28	0.29	0.26	0.28
Net realized and unrealized gains (losses)	1.30	-2.42	2.30	0.96	-1.17
Total from investment operations	1.60	-2.14	2.59	1.22	-0.89
Less distributions from:
Net investment income	-0.40	-0.35	-0.28	-0.31	-0.42
Net realized gains	-2.49	-1.31	—	-0.52	—
Total distributions	-2.89	-1.66	-0.28	-0.83	-0.42
Net asset value, end of year	$ 11.15	$ 12.44	$ 16.24	$ 13.93	$ 13.54
Total return[c]	15.43%	-14.61%	18.77%	9.90%	-6.24%
Ratios to average net assets
Expenses[d]	0.86%	0.83%	0.82%[e]	0.82%	0.80%
Net investment income	2.52%	1.90%	1.94%	2.01%	1.96%
Supplemental data
Net assets, end of year (000’s)	$ 97,988	$ 354,164	$ 466,207	$ 453,997	$ 468,548
Portfolio turnover rate	19.69%	29.25%	26.46%	22.88%	20.92%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

e. Benefit of expense reduction rounds to less than 0.01%.

Additional Information, All Funds

Dealer Compensation

Franklin Templeton Distributors, Inc. (Distributors) and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds, or participate in the offering of variable insurance products that invest in the Trust (VIP Qualifying Dealers); such financial support may be made by payments from Distributors' and/or its affiliates' resources, including from Distributors' retention of underwriting concessions and, in the case of Rule 12b-1 share classes, from payments to Distributors under such plans.

Distributors makes these payments in connection with VIP Qualifying Dealers' efforts to educate financial advisors about our funds. A number of factors will be considered in determining payments, including such dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, Distributors and/or its affiliates may pay or allow other promotional incentives or payments to dealers. Sale of shares of the Funds, as well as shares of other Franklin Templeton funds, is not considered a factor in the selection of securities dealers to execute the Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by VIP Qualifying Dealers is not considered marketing support payments.

You can find further details in the SAI about the payments made by Distributors and/or its affiliates and the services provided by your VIP Qualifying Dealer. While your insurance company's fees and charges are generally disclosed in the insurance contract prospectus, your VIP Qualifying Dealer may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your insurance company and VIP Qualifying Dealer for information about any payments they receive from Distributors and/or its affiliates and any services they provide, as well as about fees and/or commissions they charge. These payments and other fees and charges are not reflected in the fee table included in this prospectus. Additional disclosure may be included in the insurance contract prospectus.

Portfolio Holdings

A description of the Trust's policies and procedures regarding the release of portfolio holdings information for each Fund of the Trust (collectively, the "Fund") is also available in the Trust's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

Statements and Reports

Contract Owners should receive financial reports for the Fund related to their Contract from the sponsoring Insurer every six months.

Administrative Services

Franklin Templeton Services, LLC (FT Services) has an agreement with the investment managers to provide certain administrative services and facilities for each Fund.

FT Services, on behalf of itself and other affiliates of the managers, makes certain payments to insurance companies out of its own resources for certain services provided to the Funds by insurance companies relating to their investment in the Funds on behalf of variable contract owners. See the SAI for more information.

Distributions and Taxes

Income and Capital Gains Distributions

As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to its shareholders. Each Fund (sometimes referred to as “the Fund”) intends to pay income dividends at least annually from its net investment income. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Tax Considerations

The Trust consists of multiple Funds each of which for federal income tax purposes is treated separately from any other. Each Fund expects to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the assets, income and distributions of the Fund are considered separately for purposes of determining whether the Fund qualifies as a regulated investment company. If the Fund so qualifies, it will not be subject to federal income tax on the portion of its income and gains that it distributes to shareholders. Additionally, each Fund intends to comply with the diversification requirements imposed by Section 817(h) of the Code.

For federal income tax purposes, the insurance companies and their separate accounts are treated as the owners of the shares of the Fund selected as an investment option rather than the purchasers of a variable annuity contract or variable life insurance policy (variable contracts). In light of the tax-favored status of life insurance company separate accounts, there should be no adverse federal income tax consequences to them as a result of their buying, holding, exchanging or selling Fund shares or on their receipt of Fund distributions, subject to applicable limitations under the Code.

Insurance companies offer variable annuity and variable life insurance products to investors including pension plans (Contracts), through separate accounts (Insurers). When shares of the Fund are investment options of Contracts, separate accounts, and not the owners of the Contracts including group contract and pension plan certificate holders (Contract Owners), are generally the shareholders of the Fund. As a result, it is anticipated that any income dividends or capital gains distributions paid by the Fund will be exempt from current taxation to the purchaser of such variable contracts if left to accumulate within a variable contract. Withdrawals from such contracts may be subject to ordinary income tax and, if such withdrawals are made before age 59 ½, a 10% penalty tax. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Fund are underlying investment options.

Other tax information. This discussion of “Distributions and Taxes” is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances and about any federal, state or local tax consequences before making an investment in a variable contract or the Fund.

Fund Account Information

Buying Shares

Insurance companies offer variable annuity and variable life insurance products to investors including pension plans (Contracts), through separate accounts (Insurers). When shares of the Fund are investment options of Contracts, separate accounts, and not the owners of the Contracts including group contract and pension plan certificate holders (Contract Owners), are generally the shareholders of the Fund. Shares of the Fund may also be purchased by other mutual funds (funds of funds).

Shares of the Fund are sold at net asset value (NAV). When sold in connection with Contracts, the Fund corresponds with the investment options offered by the Insurer to Contract Owners. The board of trustees monitors the Fund for the existence of any material irreconcilable conflicts of interest between different types of their separate account investors. If there were any such conflicts, the board of trustees will determine what action, if any, shall be taken in response. Please refer to the accompanying contract prospectus for information on how to select the Fund as an investment option.

Contract Owners' payments will be allocated by the insurance company separate account to sub-accounts that purchase shares of the Fund corresponding with the sub-account chosen by the Contract Owner, and are subject to any limits or conditions in the contract. Requests to buy shares are processed at the NAV next calculated after we or our designees receive the request in proper form. Please refer to your Contract prospectus or other disclosure document for further information. The Fund does not issue share certificates.

Selling Shares

An Insurer that holds shares of the Fund in connection with a Contract sells shares of the Fund to make benefit or surrender payments or to execute exchanges (transfers) between investment options under the terms of the Contract.

Exchanging Shares

Contract Owners may exchange interests in sub-accounts of an insurance company separate account that corresponds with shares of any one class or Fund, for interests in sub-accounts that correspond with shares of other classes or Funds, subject to the terms and any specific limitations on the exchange (or "transfer") privilege described in the Contract prospectus.

Frequent exchanges or excessive trading can harm performance and interfere with Fund portfolio management or operations and increase Fund costs. The Funds discourage short-term or excessive trading and may seek to restrict or reject such trading (please see "Fund Account Information - Market Timing Trading Policy," below).

Market Timing Trading Policy

The board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy):

Market timing generally. The Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of fund shares, often referred to as "market timing," and asks its Fund of Fund investors and participating Insurers for their cooperation in trying to discourage such activity in their separate accounts by Contract Owners and their financial advisors. The Fund intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

Market timing consequences. If information regarding trading activity in the Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's investment manager or transfer agent and based on that information the Fund or its investment manager or transfer agent in their sole discretion conclude that such trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which an Insurer or a Fund of Funds may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund). In determining what actions should be taken, the Fund's transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the Fund or its shareholders. If the Fund is a "fund of funds," the Fund's transfer agent may take into account the impact of the trading activity and of any proposed remedial action on both the Fund and the underlying funds in which the Fund invests.

In considering trading activity, the Fund may consider, among other factors, trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

Market timing through Insurers. As a Contract Owner you are also subject to this policy. An Insurer's order for purchases and/or redemptions pursuant to a Contract Owner's instructions (including purchases and/or redemptions by an exchange or transfer between the Fund and any mutual fund) are submitted pursuant to aggregated orders (Aggregated Orders). A fund of fund's order for purchases and/or redemptions pursuant to its investors' instructions are also submitted pursuant to Aggregated Orders. While the Fund will encourage Insurers and funds of funds to apply the Fund's Market Timing Trading Policy to their investors, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy because Insurers and funds of funds have the relationships with, and are responsible for maintaining the account records of, the individual investors. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Aggregated Orders used by Insurers and Fund of Fund investors.

Therefore, the Fund or its agent selectively monitor the Aggregated Orders used by Insurers and Fund of Fund investors for purchases, exchanges and redemptions in respect of all their investors and seek the cooperation of Insurers and Fund of Fund investors to apply the Fund's Market Timing Trading Policy. There may be legal and technological limitations on the ability of an Insurer or Fund of Fund to impose trading restrictions and to apply the Fund's Market Timing Trading Policy to their investors through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee (if applicable) and monitoring trading activity for what might be market timing. As a result, the Fund may not be able to determine whether trading by Insurers or funds of funds in respect of their investors is contrary to the Fund's Market Timing Trading Policy.

Risks from market timers. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share. A fund that invests significantly in foreign securities may be particularly vulnerable to arbitrage market timing. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the Fund's international portfolio securities trade and the time as of which the Fund's NAV is calculated. Arbitrage market timers may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before calculation of the Fund's NAV. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Fund Account Information - Valuation - Foreign Securities – Potential Impact of Time Zones and Market Holidays").

Since the Fund may invest significantly in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (relatively illiquid securities), the Fund may be particularly vulnerable to arbitrage market timing. An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of these relatively illiquid securities that are used to calculate the Fund's net asset value and the latest indications of market values for those securities. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Fund Account Information - Fair Valuation – Individual Securities" under the heading "Fund Account Policies", below).

The Fund is currently using several methods to reduce the risk of market timing. These methods include:

  seeking the cooperation of Insurers and funds of funds to assist the Fund in identifying potential market timing activity;
  committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;
  monitoring potential price differentials following the close of trading in foreign markets to determine whether the application of fair value pricing procedures is warranted; and
  seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Insurers' separate accounts. While the Fund will seek to take actions (directly and with the assistance of Insurers) that will detect market timing, it cannot represent that such trading activity can be minimized or completely eliminated.

Revocation of market timing trades. Transactions placed in violation of a Fund's Market Timing Trading Policy or exchange limit guidelines are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund, in full or in part, as soon as practicable following receipt by the Fund and prompt inquiry of the intermediary.

Involuntary Redemptions

The Fund reserves the right to close an account (and involuntarily redeem any investment) if it is deemed to have engaged in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law and consistent with the best interests of the Fund and its shareholders. Thus, for example, if upon inquiry the Fund and insurance company identify a contract owner that has engaged in late trading or market timing activities, the Fund may advise the insurance company that it will not accept future investments, or is redeeming any investment related to that contract owner. Involuntary redemptions may be in cash or in kind.

Fund Account Policies

CALCULATING SHARE PRICE

When they buy and sell shares, the Fund's shareholders pay and receive the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The NAV per share of a class of the Fund is determined by dividing the net asset value of the Fund's share class by the applicable number of shares outstanding of that share class. The Fund's NAV does not include any fee or sales charge imposed by variable insurance contracts for which the Fund is an investment option or funds of funds that purchase shares of the Fund. Investors should consult the contract prospectus, disclosure document or Fund of Funds prospectus for more information.

The Fund calculates the NAV per share each business day as of 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange NYSE), whichever is earlier. The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has a scheduled early close, the Fund’s share price would be determined as of the time of the close of the NYSE. If, due to weather or other special or unexpected circumstances, the NYSE has an unscheduled early close on a day that it has opened for business, the Fund reserves the right to consider that day as a regular business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE.

When determining the NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange (including exchange-traded funds), the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market. Prices received by the Fund for securities may be based on institutional "round lot" sizes, but the Fund may hold smaller, "odd lot" sizes. Odd lots may trade at lower prices than round lots.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before 1 p.m. Pacific time. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and 1:00 p.m. Pacific time that will not be reflected in the computation of the NAV. The Fund relies on third party pricing vendors to provide evaluated prices that reflect current fair market value at 1 p.m. Pacific time.

To the extent that a Fund is invested in one or more open-end investment management companies (mutual funds), the Fund values shares of a mutual fund at the mutual fund's last determined NAV.

FAIR VALUATION - INDIVIDUAL SECURITIES

Since the Fund may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were able to sell the security at approximately the time at which a Fund determines its NAV per share.

SECURITY VALUATION - U.S. PASS-THROUGH SECURITIES, CMO, ABS, MBS

Mortgage pass-through securities (such as Ginnie Mae, Fannie Mae and Freddie Mac), other mortgage-backed securities (MBS), collateralized mortgage obligations (CMOs) and asset-backed securities (ABS), generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services. The Fund's pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves. Matrix pricing is considered a form of fair value pricing.

SECURITY VALUATION - CORPORATE DEBT SECURITIES

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The Fund's pricing services uses independent quotations from bond dealers and bond market activity to determine current value.

SECURITY VALUATION - SENIOR SECURED CORPORATE LOANS

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from loan dealers and other financial institutions, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. These pricing services may utilize independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that incorporate multiple bond characteristics. These characteristics may include dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis.

SECURITY VALUATION – MUNICIPAL SECURITIES – MATRIX PRICING (FAIR VALUATION)

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund's pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date. Matrix pricing is considered a form of fair value pricing.

SECURITY VALUATION - OPTIONS

The Fund values traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract’s market value.

VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S. EQUIVALENT VALUE

The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 1 p.m. Pacific time, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 1 p.m. Pacific time on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board of trustees.

VALUATION – FOREIGN SECURITIES – POTENTIAL IMPACT OF TIME ZONES AND MARKET HOLIDAYS

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed before 1 p.m. Pacific time on each day that the Fund is open. Occasionally, events occur between the time at which trading in a foreign security is completed and 1 p.m. Pacific time that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund. As a result, the Fund may be susceptible to what is referred to as "time zone arbitrage." Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund's portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund's NAV is computed. Trading by these investors, often referred to as "arbitrage market timers," may dilute the value of the Fund's shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the board of trustees, the investment managers monitor price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts (ADRs), futures contracts and exchange-traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the time of the NAV calculation (1:00 p.m. Pacific time). If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the board of trustees. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of a Fund's portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every Fund business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the Fund, and on which the Fund's NAV is not calculated (in which case, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares). Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund's fair value procedures established and approved by the board of trustees.

SHARE CLASSES

Class 1, Class 2, Class 4 and Class 5 shares of the Funds are identical except that Class 2, Class 4 and Class 5 each have a distribution plan or "rule 12b-1" plan, as described in their respective prospectuses for Class 2, Class 4 and Class 5 shares.

Subject to applicable law, the board of trustees may from time to time, without the approval, vote or consent of shareholders of the Fund or any class, combine, merge or otherwise consolidate the shares of two or more classes of shares of the Fund with and/or into a single class of shares of the Fund, with such designation, preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the board of trustees may determine. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the board of trustees.

REDEMPTIONS

Typically, the Fund uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet all redemption needs. In unusual circumstances or under stressed market conditions, the Fund may use other methods to meet redemptions, such as the use of lines of credit or interfund lending in reliance on exemptive relief from the SEC.

ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:

  The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
  Typically, redemptions are processed by the next business day provided the redemption request is received in proper form and good order, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund or there is another cause for delay (for example, if you sell shares recently purchased, proceeds may be delayed until your check, draft or wire/electronic funds transfer has cleared). In certain circumstances, however, the Fund may not have the ability to delay a redemption request or may not have the time to determine whether a particular redemption would have an adverse effect on the Fund before the redemption request is paid.
  At any time, the Fund may establish or change investment minimums.
  The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice to insurance company or Fund of Fund shareholders, or as otherwise provided by law.
  Purchases of shares of the Fund (including the purchase side of an exchange) may be made only when such shares are eligible for sale in the appropriate state or jurisdiction.
  In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
  For redemptions over a certain amount, the Fund may, but is not required to, pay redemption proceeds in securities or other assets rather than cash (also known as a redemption in-kind) if the investment manager determines it is in the best interest of the Fund, consistent with applicable law. The investment manager will, in its sole discretion, determine whether a redemption in-kind will be considered for a particular redemption request or type of redemption request. In certain circumstances, however, the investment manager may not have the ability to determine whether a particular redemption could be paid in-kind before the redemption request is paid. If a redemption request is redeemed in-kind, investors should expect to incur transaction costs upon the disposition of the securities received in the distribution.
  To permit their investors to obtain the current price, participating insurance companies and funds of funds are responsible for transmitting all orders to the Fund promptly.

Questions

More detailed information about the Trust and the Fund's account policies can be found in the Fund's SAI. If you have any questions about the Fund, you can write to us at One Franklin Parkway, P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at 1-800/362-6243 (a toll-free number). For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

For More Information

For information on the Fund, including a free copy of the Fund's prospectus and Statement of Additional Information, and the Fund's Annual and Semiannual Reports, contact your financial advisor or the insurance company offering your Contract.

Shares of the insurance funds of Franklin Templeton Variable Insurance Products Trust (FTVIPT) are not offered to the public; they are offered and sold only to: (1) insurance company separate accounts to serve as the underlying investment vehicles for variable contracts; (2) certain qualified plans; and (3) other mutual funds (funds of funds).

Not all Funds and classes are available in all Contracts. For information on the terms of investment in a Contract, please consult the Contract prospectus that accompanies this Fund prospectus.

You can learn more about the Fund in the following documents:

Annual/Semiannual Fund Reports to Shareholders

Include a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the Independent Registered Public Accounting Firm's report.

Statement of Additional Information (SAI)

Contains more information about the Fund, its investments, policies, and risks. It is incorporated by reference into (is legally a part of) this prospectus.

Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act file #811-05583 © 2020 Franklin Templeton. All rights reserved.	VIP1 P 11/20

Prospectus
Franklin Templeton Variable Insurance Products Trust May 1, 2020

Class 4

Franklin Allocation VIP Fund
Franklin Flex Cap Growth VIP Fund
Franklin Income VIP Fund
Franklin Mutual Global Discovery VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Rising Dividends VIP Fund
Franklin Small Cap Value VIP Fund
Franklin Small-Mid Cap Growth VIP Fund
Franklin Strategic Income VIP Fund
Templeton Developing Markets VIP Fund
Templeton Foreign VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund

The U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Internet Delivery of Shareholder Reports: Effective January 1, 2021, as permitted by regulations adopted by the SEC, you may not be receiving paper copies of the Fund’s annual or semi-annual shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Contents

Fund Summaries

Information about the Fund you should know before investing

Franklin Allocation VIP Fund
Franklin Flex Cap Growth VIP Fund
Franklin Income VIP Fund
Franklin Mutual Global Discovery VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Rising Dividends VIP Fund
Franklin Small Cap Value VIP Fund
Franklin Small-Mid Cap Growth VIP Fund
Franklin Strategic Income VIP Fund
Templeton Developing Markets VIP Fund
Templeton Foreign VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund

Overview

Franklin Templeton Variable Insurance Products Trust

FUND DETAILS

More information on investment policies, practices and risks/financial highlights

Franklin Allocation VIP Fund
Franklin Flex Cap Growth VIP Fund
Franklin Income VIP Fund
Franklin Mutual Global Discovery VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Rising Dividends VIP Fund
Franklin Small Cap Value VIP Fund
Franklin Small-Mid Cap Growth VIP Fund
Franklin Strategic Income VIP Fund
Templeton Developing Markets VIP Fund
Templeton Foreign VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund

Additional Information, All Funds

Dealer Compensation
Portfolio Holdings
Statements and Reports
Administrative Services

Distributions and Taxes

Income and Capital Gains Distributions
Tax Considerations

FUND ACCOUNT INFORMATION

Information about Fund transactions and services

Buying Shares
Selling Shares
Exchanging Shares
Market Timing Trading Policy
Involuntary Redemptions
Fund Account Policies
Questions

For More Information

Where to learn more about each Fund

Back Cover

Fund Summaries

Franklin Allocation VIP Fund

Investment Goal

Capital appreciation. Its secondary goal is income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 4
Management fees[1]	0.55%
Distribution and service (12b-1) fees	0.35%
Other expenses[1]	0.04%
Acquired fund fees and expenses1, [2]	0.03%
Total annual Fund operating expenses[1]	0.97%
Fee waiver and/or expense reimbursement[3]	-0.05%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, 2, [3]	0.92%

1. The fees and expenses in the table above have been restated to reflect changes in the management fee of the Fund, as well as changes in other expenses and acquired fund fees and expenses due to changes in the Fund’s investment strategies effective on May 1, 2019. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

3. The investment manager has contractually agreed to waive or assume certain expenses of the fund so that common expenses (excluding Rule 12b-1 fees and certain non-routine expenses, but including acquired fund fees and expenses) do not exceed 0.57% until April 30, 2021. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 4	$ 94	$ 304	$ 531	$ 1,185

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 170.79% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment goals by allocating its assets among the broad asset classes of equity and fixed income investments through a variety of investment strategies or “sleeves” managed by the investment manager or its affiliates, which include Franklin U.S. Smart Beta Equity Strategy, Franklin Total Return Strategy, Franklin Growth Strategy, Templeton Foreign Strategy, Franklin International Growth Strategy, Franklin U.S. Government Securities Strategy, Franklin Rising Dividends Strategy, Franklin Investment Grade Corporate Strategy, Templeton Global Bond VIP Fund, Franklin International Core Equity Strategy, Franklin U.S. Core Equity (IU) Strategy, Franklin Emerging Market Core Equity (IU) Strategy and Franklin U.S. Core Bond Strategy. The Fund is structured as a multi-manager fund (meaning the Fund’s assets are managed by multiple sub-advisors), with the investment manager having overall responsibility for the Fund’s investments. The investment manager allocates assets among various asset classes and strategy sleeves to seek to diversify the Fund’s portfolio, to add incremental return, and to reduce the Fund’s risk of being significantly impacted by changes in a specific asset class or by changing market conditions. The investment manager may, at times, implement a risk overlay strategy, which seeks to neutralize certain market risks that may exist in the Fund primarily through the use of equity and interest rate/bond futures.

Under normal market conditions, the Fund allocates approximately 60% of its assets to the equity asset class and 40% of its assets to the fixed income asset class by allocating the Fund’s assets among the various sleeves. The Fund’s asset allocation may change from time to time based on market conditions and the investment manager’s strategic and tactical asset allocation views. The Fund’s equity and fixed income investments typically will not vary by more than 5% from the stated allocations; however, appreciation and/or depreciation in the value of the Fund’s investments may cause the relative percentages to vary by more than 5%. The investment manager rebalances the Fund's portfolio to bring the Fund back to its typical allocation on a periodic basis, typically when market values deviate from target weights beyond predefined thresholds or when the manager’s view on asset classes changes. In addition, during adverse market conditions, the investment manager, in its sole discretion, may tactically manage the Fund’s risk exposure on a Fund level, which could cause the Fund’s allocations to vary by more than 5% from the stated allocations. The investment manager uses a variety of techniques to adjust the Fund’s exposure to certain asset classes to manage risk including allocating additional assets or reducing assets allocated to certain sleeves, holding additional cash and cash equivalents in the Fund’s portfolio, or using certain equity, interest rate and currency derivative instruments.

The Fund may invest in securities of U.S. and foreign companies in both the equity and fixed income sleeves, although the Fund currently does not anticipate investing more than 30% of its net assets in securities of issuers domiciled outside the United States. Through its sleeves, the Fund may invest in a variety of equity securities of any capitalization size and a variety of government and corporate fixed income investments that have variable or fixed interest rates and may be of any duration or maturity. In addition, the portfolio managers of the Fund's sleeves may focus on investing in fixed income securities that could include bonds, notes, debentures, banker’s acceptances and commercial paper; loans and loan participations; floating rate notes and mortgage-backed or asset-backed securities, including collateralized debt obligations. The Fund may also invest a small portion of its assets in other mutual funds, which include other Franklin Templeton mutual funds, and Franklin Templeton and third-party exchange-traded funds (ETFs) (underlying funds), in order to gain exposure to certain asset classes or for tactical positioning. The Fund generally invests in investment grade debt securities, but may invest a small portion its total assets in bonds rated below investment grade.

The Fund regularly uses currency-related derivatives, including forward foreign currency exchange contracts, currency futures contracts, currency swaps and currency options to hedge (protect) against currency risks. The Fund also may, from time to time, use a variety of equity-related derivatives, which may include purchasing or selling call and put options on equity securities and equity security indices, futures on equity securities and equity indexes and options on equity index futures, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in certain equity markets. In addition, the Fund may, from time to time, use interest rate derivatives, including interest rate swaps and interest rate/bond futures contracts for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected markets, interest rates, countries, currencies or durations. The investment manager’s risk overlay strategy may involve investing in derivatives in an effort to provide a hedge against negative market events. When implemented, the risk overlay strategy will reduce the Fund's ability to benefit from positive market movements.

In determining an optimal mix of the equity and fixed income asset classes for the Fund, the investment manager assesses changing economic, market and industry conditions. The investment manager allocates among strategy sleeves utilizing a top-down approach, generating the Fund's strategy weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency and other investment options, among other things.

Allocations to the individually managed sleeves discussed below typically will not exceed 20%, but will vary with market conditions; however, under normal market conditions, no sleeve constitutes a majority of the Fund’s assets. Unless indicated, the individual strategy sleeves are managed by the investment manager.

Franklin U.S. Smart Beta Equity Strategy. The strategy seeks long-term capital appreciation by investing substantially in U.S. equities using a proprietary, systematic model to screen, weight and select securities, starting with those in a broad-market U.S. equity index (currently the Russell 1000 Index).

Franklin Total Return Strategy. The strategy seeks to provide high current income consistent with preservation of capital while capital appreciation over the long term is a secondary focus.

Franklin Growth Strategy. The strategy seeks long-term capital appreciation by investing substantially in the equity securities of companies that are leaders in their industries, and which the managers believe are suitable for a buy-and-hold strategy.

Templeton Foreign Strategy. The strategy seeks long-term capital growth by investing predominantly in foreign securities which are predominantly equity securities of companies located outside of the U.S., including developing markets.

Franklin International Growth Strategy. The strategy seeks capital appreciation by investing predominantly in the equity securities of mid-and large capitalization companies outside the U.S. with long-term growth potential.

Franklin U.S. Government Securities Strategy. The strategy seeks income by investing substantially in Government National Mortgage Association securities (Ginnie Maes).

Franklin Rising Dividends Strategy. The strategy seeks long-term capital appreciation and preservation of capital by investing primarily in equity securities of companies that the investment manager believes have a history of consistent and substantial dividend increases. The strategy may focus on companies in any capitalization range.

Franklin Investment Grade Corporate Strategy. The strategy seeks as high a level of current income as is consistent with prudent investing, while seeking preservation of capital, by investing predominantly in investment grade corporate debt securities and investments.

Templeton Global Bond VIP Fund. The Fund invests directly in the Templeton Global Bond VIP Fund, which seeks current income with capital appreciation and growth of income, by investing at least 80% of its net assets in bonds of governments, government related entities and government agencies located anywhere in the world.

Franklin International Core Equity Strategy. This strategy seeks capital appreciation by investing predominately in non-U.S. equity securities of any capitalization. The investible universe typically includes both growth and value companies in the MSCI EAFE index. The investment manager uses a multi-factor process to determine securities that have favorable exposure to quality, value and momentum.

Franklin U.S. Core Equity (IU) Strategy. The Fund invests directly in the Franklin U.S. Core Equity (IU) Strategy, which seeks capital appreciation by investing at least 80% of its net assets in U.S. equity securities. The investable universe typically includes equity securities of companies in the Russell 1000 Index. The investment manager uses a multi-factor process to determine securities that have favorable exposure to quality, value and momentum.

Franklin Emerging Markets Core Equity (IU) Strategy. The Fund invests directly in the Franklin Emerging Markets Core Equity (IU) Strategy, which seeks capital appreciation by investing at least 80% of its net assets in equity securities of issuers located in “emerging market countries. The investable universe typically includes equity securities of companies in the MSCI Emerging Market Equity Index. The investment manager uses a multi-factor process to determine securities that have favorable exposure to quality, value and momentum.

Franklin U.S. Core Bond Strategy. This strategy seeks total return by investing substantially in bonds of U.S. issuers, including government, corporate debt, mortgage-backed and asset-backed securities. The strategy focuses predominately on investment grade debt securities and is generally expected to have sector, credit and duration exposures comparable to the Bloomberg Barclays U.S. Aggregate Bond Index.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Growth Style Investing Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Currency Management Strategies Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Interest Rate When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Credit An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

Income The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Mortgage Securities and Asset-Backed Securities Mortgage securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The Fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase or extend the effective maturity of mortgage securities, making them more sensitive to interest rate changes, subject to greater price volatility, and more susceptible than some other debt securities to a decline in market value when interest rates rise.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

Prepayment Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

Management and Asset Allocation The Fund is actively managed and could experience losses if the investment manager’s or sub-advisors’ judgment about markets, future volatility, interest rates, industries, sectors and regions or the attractiveness, relative values, liquidity, effectiveness or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect. The investment manager’s allocation of Fund assets among different asset classes and strategy sleeves may not prove beneficial in light of subsequent market events. There can be no guarantee that these techniques or the investment manager’s or sub-advisors’ investment decisions will produce the desired results.

The investment manager and sub-advisors may use modeling systems to implement one or more investment strategies for the Fund. There is no assurance that the modeling systems are complete or accurate, or representative of future market cycles, nor will they necessarily be beneficial to the Fund even if they are accurate. They may negatively affect Fund performance and the ability of the Fund to meet its investment goal for various reasons including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or over-reaction).

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Floating Rate Corporate Investments Floating rate corporate loans and corporate debt securities generally have credit ratings below investment grade and may be subject to resale restrictions. They are often issued in connection with highly leveraged transactions, and may be subject to greater credit risks than other investments including the possibility of default or bankruptcy. In addition, a secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value upon the sale of a corporate loan. A significant portion of floating rate investments may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics.

Investing in Underlying Investment Companies To the extent the Fund invests in underlying investment companies, including ETFs, the Fund’s performance is related to the performance of the underlying investment companies held by it. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies and such investments may be more costly than if a Fund had owned the underlying securities directly. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

High-Yield Debt Securities Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Collateralized Debt Obligations (CDOs) The risks of an investment in a CDO, a type of asset backed security, depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests and may be affected by the performance of a CDO's collateral manager. CDOs may be deemed to be illiquid and subject to the Fund’s restrictions on investments in illiquid investments. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment.

Portfolio Turnover The investment manager will sell a security when it believes it is appropriate to do so, regardless of how long the Fund has held the security. Because of the nature of portfolio investments held by the Fund, the Fund's turnover rate may exceed 100% per year. The rate of portfolio turnover will not be a limiting factor for the investment manager in making decisions on when to buy or sell securities. High turnover may increase the Fund's transaction costs and may increase your tax liability if the transactions result in capital gains.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 4 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. On May 1, 2019, the Fund’s investment strategies changed. The performance below prior to May 1, 2019 is attributable to the Fund’s performance before the strategy changes.

The inclusion of the Bloomberg Barclays U.S. Aggregate Index shows how the Fund’s performance compares to a group of securities in a leading bond index. The inclusion of the MSCI World ex-US Index shows how the Fund's performance compares to a group of securities in an additional leading equity index. The Linked Allocation VIP Fund Index, which is comprised of 40% S&P 500® Index, 40% Bloomberg Barclays U.S. Aggregate Index and 20% MSCI World ex-US Index-NR, is included to show the Fund’s performance against its benchmarks in a way that corresponds to the Fund’s asset allocation.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q3'10	9.47%
Worst Quarter:	Q3'11	-14.88%
As of March 31, 2020, the Fund's year-to-date return was -13.34%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Allocation VIP Fund - Class 4	19.56%	5.05%	7.34%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Aggregate Index (index reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%
MSCI World ex-US Index-NR (index reflects no deduction for fees, expenses or taxes)	22.49%	5.42%	5.32%
Linked Allocation VIP Fund Benchmark (index reflects no deduction for fees, expenses or taxes)	23.60%	8.35%	9.44%

No one index is representative of the Fund's portfolio.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Sub-Advisors

Templeton Global Advisors Limited (Global Advisors)
Franklin Templeton Institutional, LLC (FT Institutional)

Portfolio Managers

Thomas A. Nelson, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since 2019.

Wylie Tollette, CFA, CPA Portfolio Manager of Advisers and portfolio manager of the Fund since 2019.

May Tong, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since 2019.

Edward D. Perks, CFA President and Director of Advisers and portfolio manager of the Fund since 2019.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Flex Cap Growth VIP Fund

Investment Goal

Capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 4
Management fees	0.98%
Distribution and service (12b-1) fees	0.35%
Other expenses	0.10%
Acquired fund fees and expenses[1]	0.01%
Total annual Fund operating expenses[1]	1.44%
Fee waiver and/or expense reimbursement[2]	-0.37%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	1.07%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 0.71% until April 30, 2021. In addition, the investment manager has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 4	$ 109	$ 419	$ 752	$ 1,693

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26.29% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation. The equity securities in which the Fund invests are predominantly common stock.

The Fund has the flexibility to invest in companies located, headquartered, or operating inside and outside the United States, across the entire market capitalization spectrum from small, emerging growth companies to well-established, large-cap companies. At times, a significant to substantial portion of the Fund's investments may be in small and mid capitalization companies.

In evaluating sector (broad industry) weightings in the Fund's investment portfolio, the investment manager considers, but may deviate from, the relative weightings of sectors in the Russell 3000® Growth Index and the Russell 1000® Growth Index. Consequently, the Fund is likely to have significant positions in particular sectors such as technology and healthcare.

The investment manager uses fundamental, "bottom-up" research to seek companies meeting its criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, the investment manager looks for companies that it believes can produce sustainable earnings and cash flow growth, evaluating the long term market opportunity and competitive structure of an industry to target leaders and emerging leaders. In assessing value, the investment manager considers whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Growth Style Investing Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors (such as technology or healthcare) or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The technology sector has historically been volatile due to the rapid pace of product change and development within the sector. Companies in the technology sector may be affected by worldwide technological developments, the success of their products and services (which may be outdated quickly), anticipated products or services that are delayed or cancelled, and investor perception of the company and/or its products or services. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation. The Fund may have significant allocation to one or more issuers.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 4 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The inclusion of the Russell 1000® Growth Index shows how the Fund's performance compares to a group of securities in an additional leading growth securities index. The inclusion of the S&P 500® Index shows how the Fund's performance compares to a group of securities in an additional leading stock index.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q1'19	19.03%
Worst Quarter:	Q3'11	-16.69%
As of March 31, 2020, the Fund's year-to-date return was -9.47%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Flex Cap Growth VIP Fund - Class 4	31.03%	11.63%	11.76%
Russell 3000® Growth Index (index reflects no deduction for fees, expenses or taxes)	35.85%	14.23%	15.06%
Russell 1000® Growth Index (index reflects no deduction for fees, expenses or taxes)	36.39%	14.63%	15.22%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%

No one index is representative of the Fund's portfolio.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Matthew J. Moberg, CPA Vice President of Advisers and portfolio manager of the Fund since inception (2005).

Robert Stevenson, CFA Portfolio Manager and Research Analyst of Advisers and portfolio manager of the Fund since 2013.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Income VIP Fund

Investment Goal

To maximize income while maintaining prospects for capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 4
Management fees	0.46%
Distribution and service (12b-1) fees	0.35%
Other expenses	None
Acquired fund fees and expenses[1]	0.01%
Total annual Fund operating expenses[1]	0.82%
Fee waiver and/or expense reimbursement[2]	-0.01%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	0.81%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 4	$ 83	$ 261	$ 454	$ 1,013

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25.16% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities. The Fund may shift its investments from one asset class to another based on the investment manager's analysis of the best opportunities for the Fund’s portfolio in a given market. The equity securities in which the Fund invests consist primarily of common stocks. Debt securities include all varieties of fixed, floating and variable rate instruments, including secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, mortgage-backed securities and other asset-backed securities, debentures, and shorter term instruments. The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with dividend yields the investment manager believes are attractive. The Fund may invest up to 100% of its total assets in debt securities that are rated below investment grade (also known as "junk bonds"), including a portion in defaulted securities. The Fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the Fund may have significant investments in particular sectors. The Fund may also invest up to 25% of its assets in foreign securities, either directly or through depositary receipts.

The Fund may, from time to time, use a variety of equity-related derivatives and complex equity securities, which may include purchasing or selling call and put options on equity securities and equity security indices, futures on equity securities and equity indexes, options on equity index futures and equity-linked notes, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in certain equity markets. In addition, the Fund may use interest rate-related derivatives, including interest rate swaps and interest rate and/or bond futures contracts (including U.S. Treasury futures contracts) for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates. The Fund also may, from time to time, use currency-related derivatives, such as forward foreign currency exchange contracts, currency futures contracts, currency swaps and currency options to hedge (protect) against currency risks, and credit-related derivatives, such as credit default swaps and options on credit default swaps, to hedge (protect) against credit risks. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected markets, interest rates, countries or durations.

The Fund's investment manager searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. In analyzing both corporate debt and equity securities, the investment manager considers a variety of factors, including:

  a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;
  the experience and strength of the company's management;
  the company's changing financial condition and market recognition of the change;
  the company's sensitivity to changes in interest rates and business conditions; and
  the company's debt maturity schedules and borrowing requirements.

When choosing investments for the Fund, the investment manager applies a "bottom-up," value oriented, long-term approach, focusing on the market price of a company's securities relative to the investment manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The investment manager also considers a company's price/earnings ratio, profit margins and liquidation value. It generally performs independent analysis of the debt securities being considered for the Fund's portfolio, rather than relying principally on the ratings assigned by rating organizations.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

High-Yield Debt Securities Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Interest Rate When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Credit An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

Income Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall, when dividend income from investments in stocks decline, or when the Fund experiences defaults on debt securities it holds.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Equity-Linked Notes (ELNs) ELNs may not perform as expected and could cause the Fund to realize significant losses including its entire principal investment. Other risks include counterparty risk, liquidity risk and imperfect correlation between ELNs and the underlying securities.

Convertible Securities Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the conversion feature) and debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Value Style Investing A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Prepayment Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 4 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The Blended Benchmark, which consists of 50% MSCI USA High Dividend Yield Index, plus 25% Bloomberg Barclays High Yield Very Liquid Index, plus 25% Bloomberg Barclays U.S. Aggregate Index, is included to show how the Fund’s performance compares to a blend of leading indices that aligns more closely with the Fund’s investment strategies. The Blended Benchmark is calculated internally by Franklin Templeton.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q1'19	9.75%
Worst Quarter:	Q3'11	-9.75%
As of March 31, 2020, the Fund's year-to-date return was -16.91%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Income VIP Fund - Class 4	16.05%	5.14%	7.08%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
Blended 50% MSCI USA High Dividend Yield Index + 25% Bloomberg Barclays High Yield Very Liquid Index + 25% Bloomberg Barclays US Aggregate Index (index reflects no deduction for fees, expenses or taxes)	17.28%	7.73%	9.72%

No one index is representative of the Fund's portfolio.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Edward D. Perks, CFA President and Director of Advisers and portfolio manager of the Fund since 2002.

Brendan Circle, CFA Senior Vice President of Advisers and portfolio manager of the Fund since 2019.

Todd Brighton, CFA Senior Vice President of Advisers and portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Mutual Global Discovery VIP Fund

Investment Goal

Capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 4
Management fees	0.88%
Distribution and service (12b-1) fees	0.35%
Other expenses
Other expenses of the Fund	0.04%
Dividend expense and security borrowing fees for securities sold short	0.02%
Total annual Fund operating expenses	1.29%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 4	$ 131	$ 409	$ 708	$ 1,556

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21.82% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in equity securities (including securities convertible into, or that the investment manager expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the investment manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the Fund invests primarily in undervalued securities (securities trading at a discount to intrinsic value). The equity securities in which the Fund invests are primarily common stock. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies.

The Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, the Fund currently invests the equity portion of its portfolio predominantly in mid- and large-cap companies, with the remaining portion of its equity portfolio in smaller companies. While the Fund does not concentrate in any one industry, from time to time, based on economic conditions, it may make significant investments in certain sectors, such as the financial services sector.

The Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Fund presently does not intend to invest more than a portion (no more than 25%) of its assets in securities of issuers located in emerging market countries. Although the investment manager will search for investments across a large number of countries and regions, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or regions.

The Fund regularly attempts to hedge (protect) against currency risks, largely using currency-related derivatives, such as forward contracts and currency futures contracts (including currency index futures contracts) when, in the investment manager’s opinion, it would be advantageous to the Fund to do so. The Fund may also, from time to time, attempt to hedge against market risk using a variety of other equity- and credit-related derivatives.

Portfolio Selection

The investment manager employs a research driven, fundamental value strategy for the Fund. Investments are generally selected based on the investment manager's own analysis of the security's intrinsic value, including for equity securities, an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. The investment manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Value Style Investing A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Regional Focus Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of investments held by the Fund. Current uncertainty concerning the economic consequences of the January 31, 2020 departure of the United Kingdom from the European Union (EU) may increase market volatility.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Merger Arbitrage Securities and Distressed Companies A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in merger arbitrage securities may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 4 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q1'19	10.93%
Worst Quarter:	Q3'11	-15.73%
As of March 31, 2020, the Fund's year-to-date return was -29.61%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Mutual Global Discovery VIP Fund - Class 4	24.28%	5.22%	7.87%
MSCI World Value Index-NR (net of taxes on dividends) (index reflects no deduction for fees, expenses or taxes but is net of dividend tax witholding)[1]	21.75%	6.34%	7.81%
MSCI World Index (index reflects no deduction for fees, expenses or taxes)[1]	28.40%	9.36%	10.08%

1. The MSCI World Value Index-NR (net of taxes on dividends) is replacing the MSCI World Index (gross of taxes on dividends) as the Fund’s benchmark. The investment manager believes the composition of the MSCI World Value Index-NR more accurately reflects the Fund’s current investment strategy and portfolio characteristics, and that the actual withholding rates for the Fund are closer to the assumptions of the MSCI World Value Index-NR (net of taxes on dividends) than the MSCI World Index (gross of taxes on dividends).

Investment Manager

Franklin Mutual Advisers, LLC (Franklin Mutual)

Portfolio Managers

Peter Langerman Chairman, President and Chief Executive Officer of Franklin Mutual and portfolio manager of the Fund since 2009.

Timothy Rankin, CFA Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2010.

Christian Correa, CFA Vice President of Franklin Mutual and portfolio manager of the Fund since 2018.

Effective November 2, 2020, the portfolio management team will be as follows:

Peter Langerman Executive Vice President and Chairman of Franklin Mutual and portfolio manager of the Fund since 2009.

Christian Correa, CFA President and Chief Investment Officer of Franklin Mutual and portfolio manager of the Fund since 2018.

Katrina Dudley, CFA Senior Vice President of Franklin Mutual and portfolio manager of the Fund since November 2020.

Timothy Rankin, CFA Senior Vice President of Franklin Mutual and portfolio manager of the Fund since 2010.

 Peter Langerman will be retiring effective mid-2021. Effective April 1, 2021, it is anticipated that he will no longer be a portfolio manager of the Fund.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Mutual Shares VIP Fund

Investment Goal

Capital appreciation. Its secondary goal is income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 4
Management fees	0.68%
Distribution and service (12b-1) fees	0.35%
Other expenses
Other expenses of the Fund	0.01%
Dividend expense and security borrowing fees for securities sold short	0.02%
Total annual Fund operating expenses	1.06%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 4	$ 108	$ 337	$ 585	$ 1,294

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38.50% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in equity securities (including securities convertible into, or that the investment manager expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the investment manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the Fund invests primarily in undervalued securities (securities trading at a discount to intrinsic value). The equity securities in which the Fund invests are primarily common stock. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies.

The Fund may invest a significant portion of its assets (up to 35%) in foreign securities, which may include sovereign debt and participations in foreign government debt. The Fund presently does not intend to invest more than 20% of its assets in foreign securities. Although the investment manager will search for investments across a large number of countries and regions, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or regions.

The Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, the Fund generally invests the equity portion of its portfolio primarily to predominantly in companies with market capitalizations greater than $5 billion, with a portion or significant amount in smaller companies.

Although the investment manager searches for investments across a large number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors.

The Fund regularly attempts to hedge (protect) against currency risks, largely using currency-related derivatives, such as forward contracts and currency futures contracts (including currency index futures contracts) when, in the investment manager’s opinion, it would be advantageous to the Fund to do so. The Fund may also, from time to time, attempt to hedge against market risk using a variety of other equity- and credit-related derivatives.

Portfolio Selection

The investment manager employs a research driven, fundamental value strategy for the Fund. Investments are generally selected based on the investment manager's own analysis of the security's intrinsic value, including for equity securities, an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. The investment manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Value Style Investing A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Merger Arbitrage Securities and Distressed Companies A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in merger arbitrage securities may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 4 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q4'11	11.15%
Worst Quarter:	Q3'11	-15.87%
As of March 31, 2020, the Fund's year-to-date return was -29.38%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Mutual Shares VIP Fund - Class 4	22.44%	5.80%	8.58%
Russell 1000® Value Index (index reflects no deduction for fees, expenses or taxes)[1]	26.54%	8.29%	11.80%
S&P 500 Index (index reflects no deduction for fees, expenses or taxes)[1]	31.49%	11.70%	13.56%

1. The Russell 1000® Value Index is replacing the S&P 500 Index as the Fund’s benchmark. The investment manager believes the composition of the Russell 1000® Value Index more accurately reflects the Fund’s current investment strategy and portfolio characteristics.

Investment Manager

Franklin Mutual Advisers, LLC (Franklin Mutual)

Portfolio Managers

Peter Langerman Chairman, President and Chief Executive Officer of Franklin Mutual and portfolio manager of the Fund since 2005.

F. David Segal, CFA Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2002.

Debbie Turner, CFA Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2001.

Effective November 2, 2020, the portfolio management team will be as follows:

Peter Langerman Executive Vice President and Chairman of Franklin Mutual and portfolio manager of the Fund since 2005.

Christian Correa, CFA President and Chief Investment Officer of Franklin Mutual and portfolio manager of the Fund since November 2020.

Grace Hoefig Senior Vice President of Franklin Mutual and portfolio manager of the Fund since November 2020.

Debbie Turner, CFA Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2001.

 Peter Langerman will be retiring effective mid-2021. Effective April 1, 2021, it is anticipated that he will no longer be a portfolio manager of the Fund.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Rising Dividends VIP Fund

Investment Goal

Long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 4
Management fees	0.62%
Distribution and service (12b-1) fees	0.35%
Other expenses	0.01%
Acquired fund fees and expenses	0.01%
Total annual Fund operating expenses[1]	0.99%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 4	$ 101	$ 315	$ 547	$ 1,213

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7.26% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends. The Fund invests predominantly in equity securities, mostly common stocks. Companies that have paid consistently rising dividends include those companies that currently pay dividends on their common stocks and have maintained or increased their dividend rate during the last four consecutive years.

Under normal market conditions, the Fund invests at least 65% of its net assets in securities of companies that have:

  consistently increased dividends in at least 8 out of the last 10 years and have not decreased dividends during that time;
  increased dividends substantially (at least 100%) over the last 10 years;
  reinvested earnings, paying out less than 65% of current earnings in dividends;
  either long-term debt that is no more than 50% of total capitalization or senior debt that has been rated investment grade by at least one of the major bond rating organizations; and
  attractive prices, either: (1) in the lower half of the stock's price/earnings ratio range for the past 10 years; or (2) less than price/earnings ratio of the Standard & Poor's® 500 Stock Index.

The Fund typically invests the rest of its assets in equity securities of companies that pay dividends but do not meet all of these criteria. The Fund may invest in companies of any size, across the entire market spectrum. Although the investment manager searches for investments that it believes to meet the criteria across all sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors.

The investment manager is a research driven, fundamental investor. As a "bottom-up" investor focusing primarily on individual securities, the investment manager looks for companies that it believes meet the criteria above and are fundamentally sound and attempts to acquire them at attractive prices. In following these criteria, the Fund does not necessarily focus on companies whose securities pay a high dividend rate but rather on companies that consistently increase their dividends.

The Fund may invest up to 25% of its total assets in foreign securities.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Dividend-Oriented Companies Companies that have historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the issuer's stock and less available income for the Fund.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 4 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q1'19	14.70%
Worst Quarter:	Q4'18	-12.54%
As of March 31, 2020, the Fund's year-to-date return was -20.64%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Rising Dividends VIP Fund - Class 4	29.16%	10.48%	12.70%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Nicholas P. B. Getaz, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since 2014.

Matthew D. Quinlan Vice President of Advisers and portfolio manager of the Fund since May 2019.

Amritha Kasturirangan, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since September 2019.

Nayan Sheth, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since September 2019.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Small Cap Value VIP Fund

Investment Goal

Long-term total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 4
Management fees	0.64%
Distribution and service (12b-1) fees	0.35%
Other expenses	0.03%
Acquired fund fees and expenses[1]	0.01%
Total annual Fund operating expenses[1]	1.03%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 4	$ 105	$ 328	$ 569	$ 1,259

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 54.36% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) not exceeding either: 1) the highest market capitalization in the Russell 2000 Index; or 2) the 12-month average of the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. As of the most recent reconstitution, the highest market capitalization in the Russell 2000 Index was $5.0 billion.

The Fund generally invests in equity securities of companies that the Fund’s investment manager believes are undervalued at the time of purchase and have the potential for capital appreciation. The Fund invests predominantly in common stocks. A stock price is undervalued when it trades at less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company’s worth. Following this strategy, the Fund invests in companies that the investment manager believes have, for example: stock prices that are low relative to current, or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price. The Fund also may invest in real estate investment trusts (REITs).

The types of companies the Fund may invest in include, among other things, those that may be considered out of favor due to actual or perceived cyclical or secular challenges, or are experiencing temporary setbacks, diminished expectations, mismanagement or undermanagement, or are financially stressed.

The Fund may invest up to 25% of its total assets in foreign securities.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Small Capitalization Companies Securities issued by small capitalization companies may be more volatile in price than those of larger companies and may involve substantial risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, small capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Value Style Investing A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Cyclical stocks in which the Fund may invest tend to lose value more quickly in periods of anticipated economic downturns than non-cyclical stocks. Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Real Estate Investment Trusts (REITs) A REIT's performance depends on the types, values and locations of the properties it owns and how well those properties are managed. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. Because a REIT may be invested in a limited number of projects or in a particular market segment, it may be more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 4 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q4'11	19.93%
Worst Quarter:	Q3'11	-21.60%
As of March 31, 2020, the Fund's year-to-date return was -33.59%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Small Cap Value VIP Fund - Class 4	26.23%	7.88%	11.28%
Russell 2000 Value Index (index reflects no deduction for fees, expenses or taxes)	22.39%	6.99%	10.57%

Investment Manager

Franklin Mutual Advisers, LLC (Franklin Mutual)

Portfolio Managers

Steven B. Raineri Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2012.

Christopher Meeker, CFA Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2015.

Nicholas Karzon, CFA Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since December 2019.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Small-Mid Cap Growth VIP Fund

Investment Goal

Long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 4
Management fees	0.80%
Distribution and service (12b-1) fees	0.35%
Other expenses	0.04%
Acquired fund fees and expenses[1]	0.01%
Total annual Fund operating expenses[1]	1.20%
Fee waiver and/or expense reimbursement[2]	-0.01%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	1.19%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 4	$ 121	$ 380	$ 659	$ 1,454

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 59.07% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) and mid-capitalization (mid-cap) companies. For this Fund, small-cap companies are companies within the market capitalization range of companies in the Russell 2500™ Index, at the time of purchase, and mid-cap companies are companies within the market capitalization range of companies in the Russell Midcap® Index, at the time of purchase. Under normal market conditions, the Fund invests predominantly in equity securities, predominantly in common stock.

The Fund, from time to time, may have significant positions in particular sectors.

The investment manager uses fundamental, "bottom-up" research to seek companies meeting its criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, the investment manager looks for companies that it believes can produce sustainable earnings and cash flow growth, evaluating the long term market opportunity and competitive structure of an industry to target leaders and emerging leaders. In assessing value, the investment manager considers whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Growth Style Investing Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 4 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The inclusion of the S&P 500® Index shows how the Fund's performance compares to a group of securities in an additional leading stock index.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q1'19	20.11%
Worst Quarter:	Q3'11	-21.46%
As of March 31, 2020, the Fund's year-to-date return was -16.80%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Small-Mid Cap Growth VIP Fund - Class 4	31.26%	8.77%	11.72%
Russell Midcap® Growth Index (index reflects no deduction for fees, expenses or taxes)	35.47%	11.61%	14.24%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%

No one index is representative of the Fund's portfolio.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

John P. Scandalios, CFA Vice President of Advisers and portfolio manager of the Fund since 2016.

Michael McCarthy, CFA Executive Vice President and Chief Investment Officer of Advisers and portfolio manager of the Fund since 1995.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Strategic Income VIP Fund

Investment Goal

High level of current income. A secondary goal is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 4
Management fees	0.63%
Distribution and service (12b-1) fees	0.35%
Other expenses	0.08%
Acquired fund fees and expenses[1]	0.03%
Total annual Fund operating expenses[1]	1.09%
Fee waiver and/or expense reimbursement[2]	-0.03%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	1.06%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed in advance to reduce its fees as a result of the Fund's investments in Franklin Templeton affiliated funds (acquired funds), including a Franklin Templeton money fund, for at least one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 4	$ 108	$ 344	$ 598	$ 1,328

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 114.89% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests its assets primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets. Debt securities include all varieties of fixed, variable and floating rate income securities, including bonds, U.S. and foreign government and agency securities, corporate loans (and loan participations), mortgage-backed securities and other asset-backed securities and convertible securities. The Fund shifts its investments among various classes of debt securities and at any given time may have a substantial amount of its assets invested in any class of debt security.

The Fund may invest up to 100% of its assets in high yield, lower-quality debt securities (also known as "junk bonds"). The below-investment grade debt securities in which the Fund invests are generally rated at least Caa by Moody's Investors Service (Moody's) or CCC by Standard & Poor's (S&P®) or are unrated securities the Fund's investment manager determines are of comparable quality.

The Fund may invest a portion of its assets in marketplace loans to consumers and small and mid-sized enterprises or companies (SMEs), which may include loans for individual leases, that may be originated through online lending platforms.

The Fund may invest in many different securities issued or guaranteed by the U.S. government or by non-U.S. governments, or their respective agencies or instrumentalities, including mortgage-backed securities and inflation-indexed securities issued by the U.S. Treasury. Mortgage-backed securities represent an interest in a pool of mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings and other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. These securities may be fixed-rate or adjustable-rate mortgage-backed securities (ARMS). The Fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the "to-be-announced" (TBA) market. With TBA transactions, the particular securities to be delivered must meet specified terms and standards. The Fund may also invest a small portion of its assets directly in mortgage loans.

The Fund may invest a significant portion of its assets in complex fixed income securities, such as collateralized debt obligations (“CDOs”), which are generally a type of asset-backed securities.

For purposes of pursuing its investment goals, the Fund regularly enters into various currency-related transactions involving derivative instruments, including currency and cross currency forwards, currency swaps, currency and currency index futures contracts and currency options. The Fund may also enter into interest rate and credit-related transactions involving derivative instruments, including interest rate, fixed income total return and credit default swaps and bond/interest rate futures contracts. The use of these derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks. These derivative instruments may be used for hedging purposes, to enhance Fund returns or to obtain exposure to various market sectors.

The Fund uses an active allocation strategy to try to achieve its investment goals. The investment manager uses a "top-down" analysis of macroeconomic trends combined with a "bottom-up" fundamental analysis of market sectors, industries, and issuers to try to take advantage of varying sector reactions to economic events.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Credit An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

High-Yield Debt Securities Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Interest Rate When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Income The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Variable Rate Securities Because changes in interest rates on variable rate securities (including floating rate securities) may lag behind changes in market rates, the value of such securities may decline during periods of rising interest rates until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on variable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Sovereign Debt Securities Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign investments generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments. In the event of a default on sovereign debt, the Fund may also have limited legal recourse against the defaulting government entity.

Emerging Market Countries The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Mortgage Securities and Asset-Backed Securities Mortgage securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The Fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase or extend the effective maturity of mortgage securities, making them more sensitive to interest rate changes, subject to greater price volatility, and more susceptible than some other debt securities to a decline in market value when interest rates rise.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Inflation The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Floating Rate Corporate Investments Floating rate corporate loans and corporate debt securities generally have credit ratings below investment grade and may be subject to resale restrictions. They are often issued in connection with highly leveraged transactions, and may be subject to greater credit risks than other investments including the possibility of default or bankruptcy. In addition, a secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value upon the sale of a corporate loan. A significant portion of floating rate investments may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Collateralized Debt Obligations (CDOs) The risks of an investment in a CDO, a type of asset backed security, depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests and may be affected by the performance of a CDO's collateral manager. CDOs may be deemed to be illiquid and subject to the Fund’s restrictions on investments in illiquid investments. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment.

Marketplace Loans Marketplace loans are subject to the risks associated with debt investments generally, including but not limited to, interest rate, credit, liquidity, high yield debt, market and income risks. Marketplace loans generally are not rated by rating agencies, are often unsecured, and are highly risky and speculative investments. Lenders and investors, such as the Fund, assume all of the credit risk on the loans they fund or purchase and there are no assurances that payments due on underlying loans will be made. In addition, investments in marketplace loans may be adversely affected if the platform operator or a third-party service provider becomes unable or unwilling to fulfill its obligations in servicing the loans. Moreover, the Fund may have limited information about the underlying marketplace loans and information provided to the platform regarding the loans and the borrowers’ credit information may be incomplete, inaccurate or outdated. It also may be difficult for the Fund to sell an investment in a marketplace loan before maturity at the price at which the Fund believes the loan should be valued because these loans typically are considered by the Fund to be illiquid securities.

Currency Management Strategies Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 4 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The inclusion of the Lipper Multi-Sector Income Funds Classification Average shows how the Fund's performance compares with the returns of an index of funds with similar investment objectives.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q3'10	5.64%
Worst Quarter:	Q3'11	-4.66%
As of March 31, 2020, the Fund's year-to-date return was -9.51%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin Strategic Income VIP Fund - Class 4	7.93%	2.69%	4.37%
Bloomberg Barclays U.S. Aggregate Index (index reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%
Lipper Multi-Sector Income Funds Classification Average (index reflects no deduction for fees, expenses or taxes)	9.77%	3.91%	5.18%

No one index is representative of the Fund's portfolio.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Sonal Desai, Ph.D. Executive Vice President and Director of Advisers and portfolio manager of the Fund since 2018.

Patricia O'Connor, CFA Vice President of Advisers and portfolio manager of the Fund since 2016.

William Chong, CFA, FRM Portfolio Manager of Advisers and portfolio manager of the Fund since October 2019.

David Yuen, CFA, FRM Portfolio Manager of Advisers and portfolio manager of the Fund since October 2019.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Templeton Developing Markets VIP Fund

Investment Goal

Long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)
Class 4
Management fees	1.05%
Distribution and service (12b-1) fees	0.35%
Other expenses	0.10%
Acquired fund fees and expenses[1]	0.01%
Total annual Fund operating expenses[1]	1.51%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 4	$ 154	$ 477	$ 824	$ 1,802

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18.04% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in emerging markets investments. Emerging market or "developing market" countries include those considered to be developing by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities; countries with a stock market capitalization of less than 3% of the MSCl World Index; or countries included in the MSCI Emerging Markets Index or the MSCI Frontier Markets Index. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. The Fund invests primarily in equity securities of developing market companies, principally common and preferred stock and American, Global and European Depositary Receipts.

The Fund's investments in equity securities may include investments in the securities of companies of any capitalization, including a portion in small and mid capitalization companies. The Fund, from time to time, may have significant investments in one or more countries, such as China or South Korea, or in particular industries or sectors. In addition to the Fund's main investments, the Fund may invest up to 20% of its net assets in the securities of issuers in developed market countries.

When choosing equity investments for the Fund, the investment manager applies a fundamental research, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The investment manager also considers a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price of the company's securities.

The Fund is a "non-diversified" fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies.

Trade disputes and the imposition of tariffs on goods and services can affect the economies of countries in which the Fund invests, particularly those countries with large export sectors, as well as the global economy. Trade disputes can result in increased costs of production and reduced profitability for non-export-dependent companies that rely on imports to the extent a country engages in retaliatory tariffs. Trade disputes may also lead to increased currency exchange rate volatility.

Developing Market Countries The Fund’s investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

The risks of investing in traditional developing markets are magnified in frontier markets countries (which are a subset of developing markets countries) because they generally have smaller economies and less developed capital markets than in traditional developing markets.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Non-Diversification Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may negatively impact the Fund's performance and result in greater fluctuation in the value of the Fund’s shares.

Value Investing A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 4 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	September 30, 2010	20.44%
Worst Quarter:	September 30, 2011	-22.26%
As of March 31, 2020, the Fund's year-to-date return was -25.72%.

Average Annual Total Returns

For the periods ended December 31, 2019
	1 Year	5 Years	10 Years
Templeton Developing Markets VIP Fund - Class 4	26.49%	7.08%	3.59%
MSCI Emerging Markets Index-NR (index reflects no deduction for fees, expenses or taxes)[1]	18.44%	5.61%	3.68%
MSCI Emerging Markets Index (index reflects no deduction for fees, expenses or taxes)	18.88%	6.01%	4.04%

No one index is representative of the Fund's portfolio.

1. The MSCI Emerging Markets Index NR is replacing the MSCI Emerging Markets Index as the Fund’s benchmark because the investment manager believes the MSCI Emerging Markets Index-NR provides a more consistent basis for comparison relative to the Fund's peers.

Investment Manager

Templeton Asset Management Ltd. (Asset Management)

Sub-Advisor

Franklin Templeton Investment Management Limited (FTIML)

Portfolio Manager

Chetan Sehgal, CFA Portfolio manager of Asset Management and portfolio manager of the Fund since 2017.

Andrew Ness, CFA Portfolio Manager of FTIML and portfolio manager of the Fund since November 2020.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Templeton Foreign VIP Fund

Investment Goal

Long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 4
Management fees	0.80%
Distribution and service (12b-1) fees	0.35%
Other expenses	0.05%
Acquired fund fees and expenses[1]	0.02%
Total annual Fund operating expenses[1]	1.22%
Fee waiver and/or expense reimbursement[2]	-0.02%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	1.20%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 4	$ 122	$ 385	$ 669	$ 1,477

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28.52% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets. Under normal market conditions, the Fund invests predominantly in equity securities, primarily to predominantly in common stock. While there are no set percentage targets, the Fund invests predominantly in large to mid capitalization companies and may invest a portion in small capitalization companies. The Fund also invests in American, European and Global Depositary Receipts. Although the investment manager will search for investments across a large number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or sectors.

The investment manager may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

The Fund may, from time to time, engage in currency-related derivatives, such as currency and cross-currency forwards and currency futures contracts, to seek to hedge (protect) against currency risks.

When choosing equity investments for the Fund, the investment manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The investment manager also considers a company’s price/earnings ratio, profit margins and liquidation value.

The Fund may also use a variety of equity-related derivatives, which may include equity futures and equity index futures, for various purposes including enhancing Fund returns, increasing liquidity and gaining exposure to particular markets in more efficient or less expensive ways.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Currency Management Strategies Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Regional Focus Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of investments held by the Fund. Current uncertainty concerning the economic consequences of the January 31, 2020 departure of the United Kingdom from the European Union (EU) may increase market volatility.

Developing Market Countries The Fund’s investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Value Style Investing A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 4 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q3'10	15.04%
Worst Quarter:	Q3'11	-19.83%
As of March 31, 2020, the Fund's year-to-date return was -27.61%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Templeton Foreign VIP Fund - Class 4	12.49%	2.07%	3.28%
MSCI All Country World ex-US Index (index reflects no deduction for fees, expenses or taxes)	22.13%	6.01%	5.45%

Investment Manager

Templeton Investment Counsel, LLC (Investment Counsel)

Portfolio Managers

Peter A. Nori, CFA Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel and portfolio manager of the Fund since 1999.

Matthew R. Nagle, CFA Portfolio Manager of Investment Counsel and portfolio manager of the Fund since 2018.

Heather Waddell, CFA Senior Vice President/Portfolio Manager - Research Analyst of Investment Counsel and portfolio manager of the Fund since 2018.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Templeton Global Bond VIP Fund

Investment Goal

High current income, consistent with preservation of capital. Capital appreciation is a secondary consideration.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 4
Management fees	0.46%
Distribution and service (12b-1) fees	0.35%
Other expenses	0.07%
Acquired fund fees and expenses[1]	0.09%
Total annual Fund operating expenses[1]	0.97%
Fee waiver and/or expense reimbursement[2]	-0.11%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	0.86%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 4	$ 88	$ 298	$ 526	$ 1,184

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22.58% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in “bonds.” Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures. The Fund invests predominantly in bonds issued by governments, government-related entities and government agencies located around the world. Bonds may be denominated and issued in the local currency or another currency. The Fund may also invest in securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. Under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities, and may invest without limit in emerging or developing markets.

Although the Fund may buy bonds rated in any category, it focuses on "investment grade" bonds. These are issues rated in the top four rating categories by at least one independent rating agency, such as Standard & Poor's (S&P®) or Moody's Investors Service (Moody's) or, if unrated, determined by the Fund's investment manager to be of comparable quality. The Fund may invest up to 25% of its total assets in bonds that are rated below investment grade or, if unrated, determined by the investment manager to be of comparable quality. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. The Fund may invest in debt securities of any maturity, and the average maturity of debt securities in the Fund's portfolio will fluctuate depending on the investment manager's outlook on changing market, economic and political conditions.

The Fund is a "non-diversified" fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

For purposes of pursuing its investment goals, the Fund regularly enters into various currency-related derivative instruments, such as currency and cross currency forwards, currency and currency index futures contracts and currency options. The Fund maintains extensive positions in currency-related derivative instruments as a hedging technique or to implement a currency investment strategy, which could expose a large amount of the Fund’s assets to obligations under these instruments. The results of such transactions may represent, from time to time, a large component of the Fund’s investment returns. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The Fund may also enter into interest rate-related derivatives, such as interest rate/bond futures and interest rate swap agreements and credit-related derivatives, such as credit default swaps. These derivative instruments may be used for hedging purposes, to enhance returns or to obtain net long or net negative (short) exposure to selected currencies, interest rates, countries or durations.

When choosing investments for the Fund, the investment manager allocates the Fund's assets based upon its assessment of changing market, political and economic conditions. It considers various factors, including evaluation of interest rates, currency exchange rate changes and credit risks. The investment manager may consider selling a security when it believes the security has become fully valued due to either its price appreciation or changes in the issuer's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

The Fund may, at times, maintain a large position in cash and cash equivalents (including money market funds).

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Currency Management Strategies Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Sovereign Debt Securities Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign investments generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments. In the event of a default on sovereign debt, the Fund may also have limited legal recourse against the defaulting government entity.

Regional Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

Developing Market Countries The Fund’s investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Interest Rate When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Credit An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

High-Yield Debt Securities Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Income The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Non-Diversification Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may negatively impact the Fund's performance and result in greater fluctuation in the value of the Fund’s shares.

Cash Position To the extent that the Fund holds a large position in cash/cash equivalents (including money market funds) the Fund may lose opportunities to participate in market appreciation and may have lower returns than if the Fund made other investments. In such circumstances, the Fund may not achieve its investment goal.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 4 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The inclusion of the Citigroup World Government Bond Index (WGBI) shows how the Fund's performance compares to a group of securities in an additional leading government bond index.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q3'10	8.64%
Worst Quarter:	Q3'11	-7.55%
As of March 31, 2020, the Fund's year-to-date return was -4.59%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Templeton Global Bond VIP Fund - Class 4	1.48%	0.69%	3.35%
JP Morgan Global Government Bond Index (index reflects no deduction for fees, expenses or taxes)	6.02%	2.16%	2.15%
Citigroup World Government Bond Index (index reflects no deduction for fees, expenses or taxes)	5.90%	2.03%	1.85%

No one index is representative of the Fund's portfolio.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Michael Hasenstab, Ph.D. Executive Vice President of Advisers and portfolio manager of the Fund since 2001.

Calvin Ho, Ph.D. Senior Vice President of Advisers and portfolio manager of the Fund since 2018.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Templeton Growth VIP Fund

Investment Goal

Long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 4
Management fees	0.82%
Distribution and service (12b-1) fees	0.35%
Other expenses	0.04%
Total annual Fund operating expenses	1.21%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 4	$ 123	$ 384	$ 665	$ 1,466

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19.69% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including developing markets. The equity securities in which the Fund primarily invests are common stock. The Fund may invest in companies of any size, including small and mid capitalization companies. Although the Fund seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or sectors.

The Fund may also use a variety of equity-related derivatives, which may include equity futures and equity index futures, for various purposes including enhancing Fund returns, increasing liquidity and gaining exposure to particular markets in more efficient or less expensive ways.

When choosing equity investments for the Fund, the investment manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The investment manager also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

The Fund may, from time to time, seek to hedge (protect) against currency risks, using certain currency-related derivative instruments, such as currency and cross currency forwards and currency futures contracts.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Regional Focus Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of investments held by the Fund. Current uncertainty concerning the economic consequences of the January 31, 2020 departure of the United Kingdom from the European Union (EU) may increase market volatility.

Developing Markets The Fund’s investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Value Style Investing A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 4 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Annual Total Returns

Best Quarter:	Q3'10	13.35%
Worst Quarter:	Q3'11	-20.82%
As of March 31, 2020, the Fund's year-to-date return was -22.31%.

Average Annual Total Returns

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Templeton Growth VIP Fund - Class 4	14.97%	3.45%	6.13%
MSCI All Country World Index (index reflects no deduction for fees, expenses or taxes)	27.30%	9.00%	9.37%

Investment Manager

Templeton Global Advisors Limited (Global Advisors)

Portfolio Managers

Peter M. Moeschter, CFA Executive Vice President and Director of Global Advisors and portfolio manager of the Fund since 2019.

Herbert J. Arnett, Jr. Vice President of Global Advisors and portfolio manager of the Fund since 2017.

Christopher James Peel, CFA Vice President of Global Advisors and portfolio manager of the Fund since 2017.

Warren Pustam, CFA Vice President of Global Advisors and portfolio manager of the Fund since July 2019.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin Templeton Variable Insurance Products Trust

Overview

Franklin Templeton Variable Insurance Products Trust (the Trust) currently consists of multiple series (Funds), offering a wide variety of investment choices. Funds may be available in multiple classes: Class 1, Class 2, Class 4 and Class 5. The classes are identical except that Class 2, Class 4 and Class 5 each has a distribution plan (see "Share Classes" under Fund Account Information). The Funds are not offered to the public; they are offered and sold only to: (1) insurance company separate accounts to serve as the underlying investment vehicle for variable contracts; (2) certain qualified plans; and (3) other funds of funds.

Investment Considerations

  The following give a general sense of the level of fund assets associated with a particular investment or strategy: "small portion" (less than 10%); "portion" (10% to 25%); "significant" (25% to 50%); "substantial" (50% to 66%); "primary" (66% to 80%); and "predominant" (80% or more). The percentages are not limitations unless specifically stated as such in this prospectus or in the Trust's Statement of Additional Information (SAI).

Risks

  Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Fund shares involve investment risks, including the possible loss of principal.
  Because you could lose money by investing in a Fund, take the time to read each Fund description and consider all risks before investing.

Additional Information

More detailed information about each Fund, its investment policies, and its particular risks can be found in the SAI.

Investment Management

The Funds' investment managers and their affiliates manage as of September 30, 2020, over $1.41 billion in assets, and have been in the investment management business since 1947. In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Series organization became part of the Franklin Templeton organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization.

FUND DETAILS

Franklin Allocation VIP Fund

Investment Goal

The Fund’s principal investment goal is capital appreciation. Its secondary goal is income. The Fund's investment goals are non-fundamental, which means they may be changed by the board of trustees without shareholder approval. Shareholders will be given at least 60 days' advance notice of any change to the Fund's investment goal.

Principal Investment Policies and Practices

The Fund seeks to achieve its investment goals by allocating its assets among the broad asset classes of equity and fixed income investments through a variety of investment strategies or “sleeves” managed by the investment manager or its affiliates, which include Franklin U.S. Smart Beta Equity Strategy, Franklin Total Return Strategy, Franklin Growth Strategy, Templeton Foreign Strategy, Franklin International Growth Strategy, Franklin U.S. Government Securities Strategy, Franklin Rising Dividends Strategy, Franklin Investment Grade Corporate Strategy, Templeton Global Bond VIP Fund, Franklin International Core Equity Strategy, Franklin U.S. Core Equity (IU) Strategy, Franklin Emerging Market Core Equity (IU) Strategy and Franklin U.S. Core Bond Strategy, each of which is described in more detail below. The Fund is structured as a multi-manager fund (meaning the Fund’s assets are managed by multiple sub-advisors), with the investment manager having overall responsibility for the Fund’s investments. The investment manager allocates assets among various asset classes and strategy sleeves to seek to diversify the Fund’s portfolio, to add incremental return, and to reduce the Fund’s risk of being significantly impacted by changes in a specific asset class or by changing market conditions. The investment manager may, at times, implement a risk overlay strategy, which seeks to neutralize certain market risks that may exist in the Fund primarily through the use of equity and interest rate/bond futures.

Under normal market conditions, the Fund allocates approximately 60% of its assets to the equity asset class and 40% of its assets to the fixed income asset class by allocating the Fund’s assets among the various sleeves. The Fund’s asset allocation may change from time to time based on market conditions and the investment manager’s strategic and tactical asset allocation views. The Fund’s equity and fixed income investments typically will not vary by more than 5% from the stated allocations; however, appreciation and/or depreciation in the value of the Fund’s investments may cause the relative percentages to vary by more than 5%. The investment manager rebalances the Fund's portfolio to bring the Fund back to its typical allocation on a periodic basis, typically when market values deviate from target weights beyond predefined thresholds or when the manager’s view on asset classes changes. In addition, during adverse market conditions, the investment manager, in its sole discretion, may tactically manage the Fund’s risk exposure on a Fund level, which could cause the Fund’s allocations to vary by more than 5% from the stated allocations. The investment manager uses a variety of techniques to adjust the Fund’s exposure to certain asset classes to manage risk including allocating additional assets or reducing assets allocated to certain sleeves, holding additional cash and cash equivalents in the Fund’s portfolio, or using certain equity, interest rate and currency derivative instruments.

The Fund may invest in securities of U.S. and foreign companies in both the equity and fixed income sleeves, although the Fund currently does not anticipate investing more than 30% of its net assets in securities of issuers domiciled outside the United States. For purposes of this Fund’s investment strategies, U.S. companies are those that are economically tied to the United States including when: (1) the issuer’s principal securities trading market is in the United States; (2) the issuer derives 50% or more of its annual revenues or annual profits from either goods produced, sales made or services performed in the United States; (3) the issuer has 50% of more of its assets located in the United States; or (4) the issuer is organized under the laws of, and has a principal office in, the United States. Through its sleeves, the Fund may invest in a variety of equity securities of any capitalization size and a variety of government and corporate fixed income investments that have variable or fixed interest rates and may be of any duration or maturity. Through its sleeves, the Fund may invest in fixed income securities that could include bonds, notes, debentures, banker’s acceptances and commercial paper; floating rate notes; loans and loan participations; and mortgage-backed or asset-backed securities, including collateralized debt obligations. The Fund may also invest a small portion of its assets in other mutual funds, which include other Franklin Templeton mutual funds, and Franklin Templeton and third-party exchange-traded funds (ETFs) (underlying funds), in order to gain exposure to certain asset classes or for tactical positioning.

An equity security represents a proportionate share, or right to acquire a proportionate share, of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks and preferred stocks are examples of equity securities. Debt securities obligate the issuer to repay a loan of money at a future date and generally provide for the payment of interest on the amount borrowed. These include bonds, notes and debentures.

Mortgage-backed securities represent an interest in a pool of mortgage loans made and packaged or "pooled" together by banks, mortgage lenders, various governmental agencies and other financial institutions for sale to investors to finance purchases of homes, commercial buildings and other real estate. Most mortgage-backed securities are pass-through securities, which means they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage loans. Asset-backed securities are securities backed by loans, leases, and other receivables.

The Fund generally invests in investment grade debt securities, but may invest a small portion its total assets in bonds rated below investment grade. Securities rated in the top four ratings categories by at least one independent rating agency such as Standard & Poor's (S&P®) (rated BBB or better), Moody's Investors Service (Moody's) (rated Baa or higher) are considered investment grade. Securities rated Ba or lower by Moody's or BB or lower by S&P® are considered to be below investment grade. Such lower rated but higher yielding securities are sometimes referred to as "junk bonds."

Collateralized debt obligations (CDOs) are generally types of asset-backed securities. Collateralized bond obligations (CBOs) and collateralized loan obligations (CLOs) are generally considered two types of CDOs. CBOs represent interests in a special purpose, bankruptcy-remote vehicle, typically a trust, collateralized by a pool of fixed income securities, some of which may be below investment grade, including commercial mortgage-backed securities, residential mortgage-backed securities, corporate bonds and emerging market debt securities. CLOs are similar to CBOs except that the underlying pool for a CLO is generally comprised of corporate and/or sovereign loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans made to domestic and foreign borrowers, including loans that may be rated below investment grade or equivalent unrated loans. For the broader category of CDOs, the pool of debt instruments held by a trust may include debt instruments of any type, including mortgage-backed or other asset-backed securities issued in securitization transactions. In all types of CDOs, the interests in the trust are split into two or more portions, called tranches, varying in risk, maturity, payment priority and yield. The riskiest portion is the “equity” tranche which is the first loss position to observe defaults from the collateral in the trust. Because they are partially protected from defaults, senior tranches of a CDO trust typically have higher ratings and lower yields than the underlying collateral securities held by the trust, and can be rated investment grade. The Fund may invest in any tranche of a CDO excluding the “equity” tranche.

The Fund regularly uses currency-related derivatives, including forward foreign currency exchange contracts, currency futures contracts, currency swaps and currency options to hedge (protect) against currency risks. The Fund also may, from time to time, use a variety of equity-related derivatives, which may include purchasing or selling call and put options on equity securities and equity security indices, futures on equity securities and equity indexes and options on equity index futures, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in certain equity markets. In addition, the Fund may, from time to time, use interest rate derivatives, including interest rate swaps and interest rate/bond futures contracts for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected markets, interest rates, countries, currencies or durations. The investment manager’s risk overlay strategy may involve investing in derivatives in an effort to provide a hedge against negative market events. When implemented, the risk overlay strategy will reduce the Fund's ability to benefit from positive market movements.

A currency forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying instrument or asset, such as a specific currency, at a specified price at a specified later date that trade on an exchange.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire a specified quantity of the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts used by the Fund allow for a cash payment of the net gain or loss on the contract at maturity in lieu of delivery of the underlying instruments, some require the actual delivery or acquisition of the underlying instrument or asset. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one rate is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).

A currency swap is generally a contract between two parties to exchange one currency for another currency at the start of the contract and then exchange periodic floating or fixed rates during the term of the contract based upon the relative value differential between the two currencies. Unlike other types of swaps, currency swaps typically involve the delivery of the entire principal (notional) amounts of the two currencies at the time the swap is entered into. At the end of the swap contract, the parties receive back the principal amounts of the two currencies.

A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. For example, when the investment manager expects the price of a stock held by the Fund to decline in value, the Fund may also purchase put options that are expected to increase in value as the market price of the stock declines to hedge against such anticipated decline in value.

In determining an optimal mix of the equity and fixed income asset classes for the Fund, the investment manager assesses changing economic, market and industry conditions. The investment manager allocates among strategy sleeves utilizing a top-down approach, generating the Fund's strategy weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency and other investment options, among other things.

Information about the Strategy Sleeves

Allocations to the individually managed sleeves discussed below typically will not exceed 20%, but will vary with market conditions; however, under normal market conditions, no sleeve constitutes a majority of the Fund’s assets. Unless indicated, the individual strategy sleeves are managed by the investment manager.

Franklin U.S. Smart Beta Equity Strategy. The strategy seeks long-term capital appreciation by investing substantially in U.S. equities using a proprietary, systematic model to screen, weight and select securities, starting with those in a broad-market U.S. equity index (currently the Russell 1000 Index). The strategy uses a multi-factor approach, emphasizing quality and value, while also considering low volatility and momentum. The manager’s analysis of how these factors apply to stocks in the U.S. equity index is used to select what the manager views as approximately the top one-quarter of such stocks.

Franklin Total Return Strategy. The strategy seeks to provide high current income consistent with preservation of capital while capital appreciation over the long term is a secondary focus. The strategy invests predominantly in investment grade debt securities and investments. The debt securities in which the strategy may invest include government and corporate debt securities, mortgage- and asset-backed securities, floating interest rate corporate loans and debt securities and certain derivatives that provide exposure to such investments. The Fund may also invest to a limited extent in non-investment grade securities (“junk bonds”), foreign securities and collateralized debt obligations (“CDOs”).

Franklin Growth Strategy. The strategy seeks long-term capital appreciation by investing substantially in the equity securities of companies that are leaders in their industries based on criteria such as historical and potential growth in revenues and earnings, strength and quality of management, and strategic position in the industry, and which the managers believe are suitable for a buy-and-hold strategy.

Templeton Foreign Strategy. The strategy seeks long-term capital growth by investing predominantly in foreign securities which are predominantly equity securities of companies located outside of the U.S., including developing markets. The strategy may invest in companies of any capitalization.

Franklin International Growth Strategy. The strategy seeks capital appreciation by investing predominantly in the equity securities of mid-and large capitalization companies outside the U.S. (typically with market capitalizations greater than $2 billion) with long-term growth potential.

Franklin U.S. Government Securities Strategy. The strategy seeks income by investing substantially in Government National Mortgage Association securities (Ginnie Maes). These securities carry a guarantee backed by the full faith and credit of the U.S. government as to timely payment of principal and interest.

Franklin Rising Dividends Strategy. The strategy seeks long-term capital appreciation and preservation of capital by investing primarily in equity securities of companies that the investment manager believes have a history of consistent and substantial dividend increases. The strategy may focus on companies in any capitalization range.

Franklin Investment Grade Corporate Strategy. The strategy seeks as high a level of current income as is consistent with prudent investing, while seeking preservation of capital, by investing predominantly in investment grade corporate debt securities and investments. The strategy may invest a significant part of its net assets in foreign securities, including those in developing markets, and a portion of its net assets in non-U.S. dollar denominated securities. A “top-down” analysis of macroeconomic trends is used, combined with a “bottom-up” fundamental analysis of market sectors, industries, and issuers. Securities are chosen based on characteristics including duration and yield curve exposure, total return potential, as well as the appropriate diversification and risk profile at the issue, company, industry, and country levels.

Templeton Global Bond VIP Fund. The Fund accesses this strategy by investing directly in the Templeton Global Bond VIP Fund. The Templeton Global Bond VIP Fund seeks current income with capital appreciation and growth of income, by investing at least 80% of its net assets in bonds of governments, government related entities and government agencies located anywhere in the world. The Templeton Global Bond VIP Fund may invest in bonds denominated and issued in the local currency or another currency and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. It regularly enters into various currency-related and other transactions involving derivative instruments.

Franklin International Core Equity Strategy. This strategy seeks capital appreciation by investing predominately in non-U.S. equity securities of any capitalization. The investible universe typically includes both growth and value companies in the MSCI EAFE index. The investment manager uses a multi-factor process to determine securities that have favorable exposure to quality, value and momentum.

Franklin U.S. Core Equity (IU) Strategy. The Fund invests directly in the Franklin U.S. Core Equity (IU) Strategy, which seeks capital appreciation by investing at least 80% of its net assets in U.S. equity securities. The investable universe typically includes equity securities of companies in the Russell 1000 Index. The investment manager uses a multi-factor process to determine securities that have favorable exposure to quality, value and momentum.

Franklin Emerging Markets Core Equity (IU) Strategy. The Fund invests directly in the Franklin Emerging Markets Core Equity (IU) Strategy, which seeks capital appreciation by investing at least 80% of its net assets in equity securities of issuers located in “emerging market countries. The investable universe typically includes equity securities of companies in the MSCI Emerging Market Equity Index. The investment manager uses a multi-factor process to determine securities that have favorable exposure to quality, value and momentum.

Franklin U.S. Core Bond Strategy. This strategy seeks total return by investing substantially in bonds of U.S. issuers, including government, corporate debt, mortgage-backed and asset-backed securities. The strategy focuses predominately on investment grade debt securities and is generally expected to have sector, credit and duration exposures comparable to the Bloomberg Barclays U.S. Aggregate Bond Index.

At the discretion of the investment manager, the allocations to asset classes and sleeves may vary from time to time without shareholder approval, based on market conditions, the investment managers’ assessment of an asset class’ relative attractiveness as an investment opportunity, the investment managers’ assessment of a strategy sleeve’s effectiveness in changing economic environments, or as part of a risk management strategy.

Exclusion from Commodity Pool Operator Definition

An exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) has been claimed with respect to the Fund and, therefore, neither the Fund nor any person deemed to operate the Fund is subject to CFTC registration or regulation as a CPO.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund’s Statement of Additional Information. Because the Fund intends to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments.

The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities, to maintain liquidity or to segregate on the Fund's books in connection with its derivatives strategies. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Growth Style Investing

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Foreign Securities (non-U.S.)

Investing in foreign securities, including sovereign debt securities, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

The risk of investments in Europe may be heightened due to the January 31, 2020 departure of the United Kingdom from the European Union (EU) and resulting uncertainty about trade negotiations and economic effects of the departure, which may cause increased market volatility.

Developing Markets

The risks of foreign investments typically are greater in less developed countries, sometimes referred to as developing or emerging markets. For example, the political, social, market regulation and economic structures and institutions in these countries, including those supporting the regulatory and legal systems and financial markets, may be less established and more vulnerable to corruption and fraud, and may change rapidly. These countries are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Investments in less developed markets generally are subject to higher fees and expenses and exhibit greater price volatility and valuation challenges. They may be subject to greater risk of expropriation, nationalization, confiscatory or punitive taxation, and foreign investment and divestment restrictions. In addition, a developing market country may experience a devaluation of its currency, a downgrade in the credit ratings of issuers in the country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war.

Restrictions on currency trading that may be imposed by developing market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries. Finally, such securities markets are smaller, relatively less liquid and may not be as efficient or established in terms of settlement, custody and securities registration.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

Many swaps currently are, and others eventually are expected to be, required to be cleared through a central counterparty. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to OTC swaps, but it does not eliminate those risks completely. With cleared swaps, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (FCM) with which the Fund has an open position, or the central counterparty in a swap contract. With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, Commodity Futures Trading Commission (CFTC) and the exchanges are authorized to take extraordinary actions in the event of a market emergency. It is not possible to predict fully the effects of current or future regulation.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

Income

Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall, when dividend income from investments in stocks decline, or when the Fund experiences defaults on debt securities it holds.

Mortgage Securities and Asset-Backed Securities

Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and the Fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.

Since September 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, has acted as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear how long the conservatorship will last or what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac for the long-term.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

Prepayment

Debt securities are subject to prepayment risk when the issuer can "call" the security, or repay principal, in whole or in part, prior to the security's maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Fund's income, yield and its distributions to shareholders. Securities subject to partial or complete prepayment(s) may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates for fixed-rate investments, and for floating or variable rate securities, rising interest rates generally increase the risk of refinancings or prepayments.

Management and Asset Allocation

The Fund is actively managed and could experience losses if the investment manager’s or sub-advisors’ judgment about markets, future volatility, interest rates, industries, sectors and regions or the attractiveness, relative values, liquidity, effectiveness or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect. The investment manager’s allocation of Fund assets among different asset classes and strategy sleeves may not prove beneficial in light of subsequent market events. There can be no guarantee that these techniques or the investment manager’s or sub-advisors’ investment decisions will produce the desired results.

The investment manager and sub-advisors may use modeling systems to implement one or more investment strategies for the Fund. There is no assurance that the modeling systems are complete or accurate, or representative of future market cycles, nor will they necessarily be beneficial to the Fund even if they are accurate. The results generated by these models may perform differently than in the past, or as expected. They may negatively affect Fund performance and the ability of the Fund to meet its investment goal for various reasons. For example, human judgment plays a role in building, using, testing, and modifying the financial algorithms and formulas used in these models. Additionally, there is a possibility that the historical data may be imprecise or become stale due to new events or changing circumstances which the models may not promptly detect. Market performance can be affected by non-quantitative factors (for example, market or trading system dysfunctions, investor fear or over-reaction or other emotional considerations) that are not easily integrated into the investment manager’s or sub-advisors’ risk models. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies).

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Floating Rate Corporate Investments

Certain corporate loans may not be considered “securities,” and investors, such as the Fund, therefore may not be entitled to rely on the antifraud protections of the federal securities laws and may have limited legal remedies.

The senior secured corporate loans and corporate debt securities in which the Fund invests are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. Loan investments issued in such transactions are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy. Such floating rate investments may be rated below investment grade (i.e., also known as "junk bonds"). Although loan investments are generally subject to certain restrictive covenants in favor of the investors, many of these loans may from time to time be reissued or offered as “covenant lite” loans, which may entail potentially increased risk, because they may have fewer or no financial maintenance covenants or restrictions that would normally allow for early intervention and proactive mitigation of credit risk.

In the event of a breach of a covenant in non-covenant lite loans or debt securities, lenders may have the ability to intervene and either prevent or restrict actions that may potentially compromise the company's ability to pay or lenders may be in a position to obtain concessions from the borrowers in exchange for a waiver or amendment of the specific covenant(s). In contrast, covenant lite loans do not always or necessarily offer the same ability to intervene or obtain additional concessions from borrowers. This risk is offset to varying degrees by the fact that the same financial and performance information may be available with or without covenants to lenders and the public alike and can be used to detect such early warning signs as deterioration of a borrower’s financial condition or results. With such information, the portfolio managers are normally able to take appropriate actions without the help of covenants in the loans or debt securities. Covenant lite corporate loans and debt securities, however, may foster a capital structure designed to avoid defaults by giving borrowers or issuers increased financial flexibility when they need it the most.

Investing in Underlying Investment Companies

To the extent the Fund invests in underlying investment companies, including ETFs, the Fund’s performance is related to the performance of the underlying investment companies held by it. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies and such investments may be more costly than if a Fund had owned the underlying securities directly. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

High-Yield Debt Securities

High-yield debt securities (including loans) and unrated securities of similar credit quality (high-yield debt instruments or junk bonds) involve greater risk of a complete loss of the Fund's investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate high-yield debt instruments often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments may pose greater illiquidity and valuation risks.

Substantial declines in the prices of high-yield debt instruments can dramatically increase the yield of such instruments. The decline in market prices generally reflects an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than reflecting any increase in income from the higher yield that the debt instrument may pay to the Fund on its investment.

Collateralized Debt Obligations (CDOs)

The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility. CDOs may be deemed to be illiquid and subject to the Fund’s restrictions on investments in illiquid investments. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities.

In addition, prices of CDO tranches can decline considerably. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

Portfolio Turnover

The investment manager will sell a security when it believes it is appropriate to do so, regardless of how long the Fund has held the security. Because of the nature of portfolio investments held by the Fund, the Fund's turnover rate may exceed 100% per year. The rate of portfolio turnover will not be a limiting factor for the investment manager in making decisions on when to buy or sell securities. High turnover may increase the Fund's transaction costs and may increase your tax liability if the transactions result in capital gains.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

On May 1, 2019, Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, began providing investment advisory services to the Fund. Prior to May 1, 2019, the Fund did not have an investment manager and no fees were paid for investment advisory services.

Under a separate agreement with Advisers, each of the following Sub-Advisors serves as a sub-advisor to the Fund and manages a portion of the Fund's portfolio:

Name of Sub-Advisor	Strategy	Address of Sub-Advisor
Templeton Global Advisors Limited	Foreign	Lyford Cay, Nassau, Bahamas
Franklin Templeton Institutional, LLC	International Growth Investment Grade Corporate	280 Park Avenue, New York, New York 10017

For purposes of the Fund's investment strategies, techniques and risks, the term "investment manager" includes the Sub-Advisors.

The Fund is managed by a team of dedicated professionals focused on multi-asset investment strategies. The portfolio managers of the team are as follows:

Thomas A. Nelson, CFA

Portfolio Manager of Advisers

Mr. Nelson has been a lead portfolio manager of the Fund since 2019. He joined Franklin Templeton in 2007.

Wylie Tollette, CFA, CPA

Portfolio Manager of Advisers

Mr. Tollette has been a co-lead portfolio manager of the Fund since 2019. He first joined Franklin Templeton in 1994, left the company in 2014 and rejoined again in 2018.

May Tong, CFA

Portfolio Manager of Advisers

Ms. Tong has been a portfolio manager of the Fund since 2019, providing support to the lead portfolio managers as needed. She joined Franklin Templeton in 2018. Prior to joining Franklin Templeton, Ms. Tong was a portfolio manager and head of portfolio implementation and management for Voya Investment Management's Multi-Asset Strategies and Solutions Team.

Edward D. Perks, CFA

President and Director of Advisers

Mr. Perks has been a portfolio manager of the Fund since 2019, providing support to the lead portfolio managers as needed. He joined Franklin Templeton in 1992.

As co-lead portfolio managers, Messrs. Nelson and Tollette are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, the implementation of the Fund’s asset allocation strategy, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

Effective May 1, 2019, the Fund pays Advisers a fee for managing the Fund’s assets, including investment advisory services and Fund administration services, equal to an annual rate of 0.55% of the average daily net assets of the Fund.

Advisers has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that expenses (i.e., a combination of investment management fees and other expenses, including acquired fund fees and expenses but excluding Rule 12b-1 fees) do not exceed 0.57% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until April 30, 2021. The investment management fee before and after such waiver and/or reduction for the fiscal year ended December 31, 2019, were 0.37% and 0.32%, respectively.

Advisers compensates each sub-advisor for providing investment advice and analysis and for managing that portion(s) of the Fund's assets allocated to it from time to time by Advisers. The separate portions of the Fund's assets managed by Advisers are allocated fees that are retained from, and not in addition to, the overall investment management fee paid to Advisers by the Fund.

A discussion regarding the basis for the board of trustees approving the investment management and sub-advisory contracts of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended December 31.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 4 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 4	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 6.46	$ 7.53	$ 7.21	$ 6.87	$ 7.54
Income from investment operations:[a]
Net investment incomeb, [c]	0.08	0.20	0.18	0.19	0.23
Net realized and unrealized gains (losses)	1.13	-0.89	0.64	0.64	-0.68
Total from investment operations	1.21	-0.69	0.82	0.83	-0.45
Less distributions from:
Net investment income	-0.24	-0.21	-0.19	-0.26	-0.21
Net realized gains	-0.46	-0.17	-0.31	-0.23	-0.01
Total distributions	-0.70	-0.38	-0.50	-0.49	-0.22
Net asset value, end of year	$ 6.97	$ 6.46	$ 7.53	$ 7.21	$ 6.87
Total return[d]	19.56%	-9.58%	11.78%	12.92%	-6.24%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.79%	0.47%	0.47%	0.46%	0.46%
Expenses net of waiver and payments by affiliates	0.74%	0.45%	0.45%	0.45%	0.45%
Net investment income	1.20%	2.78%	2.40%	2.74%	3.16%
Supplemental data
Net assets, end of year (000’s)	$ 406,693	$ 393,385	$ 528,862	$ 530,403	$ 550,825
Portfolio turnover rate	170.79%	2.23%	1.28%	0.10%	0.26%
Portfolio turnover rate excluding mortgage dollar rolls	158.11%	2.23%	1.28%	0.10%	0.26%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

d. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

Franklin Flex Cap Growth VIP Fund

Investment Goal

The Fund's investment goal is capital appreciation.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation. The equity securities in which the Fund invests are predominantly common stock.

The Fund has the flexibility to invest in companies located, headquartered, or operating inside and outside the United States, across the entire market capitalization spectrum from small, emerging growth companies to well-established, large-cap companies. At times, a significant to substantial portion of the Fund's investments may be in small and mid capitalization companies.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks, and securities convertible into common stocks, are examples of equity securities.

In evaluating sector (broad industry) weightings in the Fund’s investment portfolio, the investment manager considers, but may deviate from, the relative weightings of sectors in the Russell 3000® Growth Index and the Russell 1000® Growth Index. Consequently, the Fund is likely to have significant positions in particular sectors such as technology (including electronic technology and technology services) and healthcare.

Portfolio Selection

The investment manager uses fundamental, "bottom-up" research to seek companies meeting its criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, the investment manager looks for companies it believes can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. The investment manager defines quality companies as those with strong and improving competitive positions in attractive markets. The investment manager also believes important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. The investment manager’s valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, the investment manager considers whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, money market fund shares (including shares of an affiliated money market fund), high-grade commercial paper, bank obligations, repurchase agreements and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Growth Style Investing

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. The Fund may have a significant allocation to one or more issuers. As a result, there may be more fluctuation in the price of the Fund's shares.

Technology companies. Technology company stocks can be subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies. Electronic technology and technology services companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Illiquid Securities

Certain securities are illiquid due to a limited trading market, financial weakness of the issuer, legal or contractual restrictions on resale or transfer, or are otherwise illiquid in the sense that they cannot be sold within seven days at approximately the price at which the Fund values them. Securities that are illiquid involve greater risk than securities with more liquid markets. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask prices. Illiquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for investment loss in the Fund and may include, among others, currency risks (such as fluctuations in currency exchange rates and currency devaluations); country risks (such as political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity); and risks associated with the state of a country's financial markets and legal institutions. Other foreign securities risks may include unfavorable trading, settlement or custodial practices, unfavorable tax policies, less government supervision, less publicly available information, less stringent investor protection standards, limited legal redress for violations of law, limited trading markets and greater illiquidity and greater price volatility.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments in sectors believed to have growth potential. The portfolio managers of the team are as follows:

Matthew J. Moberg, CPA

Vice President of Advisers

Mr. Moberg has been a portfolio manager of the Fund since its inception (2005) and assumed duties of lead portfolio manager of the Fund in 2016. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 1998.

Robert Stevenson, CFA

Portfolio Manager and Research Analyst of Advisers

Mr. Stevenson has been a portfolio manager of the Fund since 2013, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2004.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019 Advisers agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. In addition, Advisers has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees and other expenses, but excluding the Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed 0.71% until April 30, 2021. The investment management fees before and after such waiver and/or reduction for the fiscal year ended December 31, 2019, were 0.98% and 0.61%, respectively.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 4 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 4	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 6.20	$ 7.21	$ 5.70	$ 6.90	$ 16.44
Income from investment operations:[a]
Net investment income (loss)[b]	-0.02	-0.02	-0.02	-0.03	-0.07
Net realized and unrealized gains (losses)	1.91	0.41	1.55	-0.20	0.99
Total from investment operations	1.89	0.39	1.53	-0.23	0.92
Less distributions from:
Net realized gains	-0.38	-1.40	-0.02	-0.97	-10.46
Net asset value, end of year	$ 7.71	$ 6.20	$ 7.21	$ 5.70	$ 6.90
Total return[c]	31.03%	3.10%	26.78%	-2.98%	4.32%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.43%	1.40%	1.45%	1.46%	1.43%
Expenses net of waiver and payments by affiliates	1.06%[d]	1.06%[d]	1.06%	1.06%	1.06%
Net investment income (loss)	-0.29%	-0.30%	-0.30%	-0.54%	-0.72%
Supplemental data
Net assets, end of year (000’s)	$ 31,761	$ 29,681	$ 30,112	$ 27,163	$ 34,479
Portfolio turnover rate	26.29%	15.17%	52.12%	17.76%	88.15%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

Franklin Income VIP Fund

Investment Goal

The Fund’s investment goal is to maximize income while maintaining prospects for capital appreciation.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities. The Fund may shift its investments from one asset class to another based on the investment manager's analysis of the best opportunities for the Fund’s portfolio in a given market.

The equity securities in which the Fund invests consist primarily of common stock, including those with dividend yields the investment manager believes are attractive. In its search for growth opportunities, the Fund maintains the flexibility, based on economic conditions, to invest in common stocks of companies from a variety of industries but from time to time, based on economic conditions, the Fund may have significant investments in certain sectors, particularly healthcare and financials.

An equity security represents a proportionate share, or right to acquire a proportionate share, of the ownership of a company; its value is based on the success or failure of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks, and securities convertible into common stocks, are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances. The Fund may invest in convertible securities without regard to the ratings assigned by the rating agencies.

Debt securities obligate the issuer to repay a loan of money at a future date and generally provide for the payment of interest on the amount borrowed to the bond or note holders. Debt securities include all varieties of fixed, floating and variable rate instruments including secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, mortgage-backed securities and other asset-backed securities, debentures, zero coupon bonds, notes, and short-term debt instruments. Bonds investments may include U.S. and foreign corporate debt, U.S. Treasuries and foreign government bonds. Debt securities tend to increase in value when interest rates decline and decrease in value when interest rates rise. Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the greater risk of default or of price fluctuations due to changes in the issuer's creditworthiness.

The Fund may invest up to 100% of total assets in debt securities that are rated below investment grade (also known as "junk bonds"), including a portion in defaulted securities. Securities rated in the top four ratings categories by at least one independent rating agency such as Standard & Poor's (S&P®) and Moody's Investors Service (Moody's) are considered investment grade. Securities rated Ba or lower by Moody's or BB or lower by S&P, or that are unrated but determined to be of comparable quality, are considered to be below investment grade. If, subsequent to its purchase a security is downgraded in rating or goes into default, the Fund will consider such events in its evaluation of the overall investment merits of that security but will not necessarily dispose of the security immediately.

As of December 31, 2019, approximately 26.7% of the Fund's portfolio was invested in lower-rated and comparable quality unrated debt securities. The percentage of the Fund's portfolio invested in such securities at any given time may vary substantially from this number.

The Fund may invest up to 25% of its assets in foreign securities, either directly or through depositary receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or a domestic company.

The Fund may, from time to time, use a variety of equity-related derivatives and complex equity securities, which may include purchasing or selling call and put options on equity securities and equity security indices, futures on equity securities and equity indexes, options on equity index futures and equity-linked notes, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in certain equity markets. In addition, the Fund may use interest rate-related derivatives, including interest rate swaps and interest rate and/or bond futures contracts (including U.S. Treasury futures contracts) for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates. The Fund also may, from time to time, use currency-related derivatives, such as forward foreign currency exchange contracts, currency futures contracts, currency swaps and currency options to hedge (protect) against currency risks, and credit-related derivatives, such as credit default swaps and options on credit default swaps, to hedge (protect) against credit risks. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected markets, interest rates, countries or durations. The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

A currency forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying instrument or asset, such as a specific currency, at a specified price at a specified later date that trade on an exchange.

Swap agreements, such as interest rate, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the seller that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. The buyer of the credit default swap is purchasing the obligation of its counterparty to offset losses the buyer could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. The contingent payment by the seller generally is either the face amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event.

An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one rate is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).

A currency swap is generally a contract between two parties to exchange one currency for another currency at the start of the contract and then exchange periodic floating or fixed rates during the term of the contract based upon the relative value differential between the two currencies. Unlike other types of swaps, currency swaps typically involve the delivery of the entire principal (notional) amounts of the two currencies at the time the swap is entered into. At the end of the swap contract, the parties receive back the principal amounts of the two currencies.

A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. For example, when the investment manager expects the price of a stock held by the Fund to decline in value, the Fund may also purchase put options that are expected to increase in value as the market price of the stock declines to hedge against such anticipated decline in value.

Equity-linked notes (ELNs) are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form. The Fund may engage in all types of ELNs, including those that: (1) provide for protection of the Fund’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the Fund to the risk of loss of the Fund’s principal investment. ELNs can provide the Fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative.

Portfolio Selection

The Fund's investment manager searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. In analyzing both corporate debt and equity securities, the investment manager considers a variety of factors, including:

  a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;
  the experience and strength of the company's management;
  the company's changing financial condition and market recognition of the change;
  the company's sensitivity to changes in interest rates and business conditions; and
  the company's debt maturity schedules and borrowing requirements.

With respect to debt and equity securities in the utilities industry, the investment manager also considers the effects of the regulatory environment on utilities companies.

When choosing investments for the Fund, the investment manager applies a "bottom-up," value oriented, long-term approach, focusing on the market price of a company's securities relative to the investment manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The investment manager also considers a company's price/earnings ratio, profit margins and liquidation value. It generally performs independent analysis of the debt securities being considered for the Fund's portfolio, rather than relying principally on the ratings assigned by rating organizations.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high-grade commercial paper, bank obligations, repurchase agreements, and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

High-Yield Debt Securities

High-yield debt securities (including loans) and unrated securities of similar credit quality (high-yield debt instruments or junk bonds) involve greater risk of a complete loss of the Fund's investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate high-yield debt instruments often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments may pose greater illiquidity and valuation risks.

Substantial declines in the prices of high-yield debt instruments can dramatically increase the yield of such instruments. The decline in market prices generally reflects an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than reflecting any increase in income from the higher yield that the debt instrument may pay to the Fund on its investment.

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

Income

Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall, when dividend income from investments in stocks decline, or when the Fund experiences defaults on debt securities it holds.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Equity-Linked Notes (ELNs)

Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risks. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and the Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed-income investment.

Convertible Securities

A convertible security is generally a debt obligation, preferred stock or other security that pays interest or dividends and may be converted by the holder within a specified period of time into common stock. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Foreign Securities (non-U.S.)

Investing in foreign securities, including sovereign debt securities, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

The risk of investments in Europe may be heightened due to the January 31, 2020 departure of the United Kingdom from the European Union (EU) and resulting uncertainty about trade negotiations and economic effects of the departure, which may cause increased market volatility.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Value Style Investing

A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Prepayment

Debt securities are subject to prepayment risk when the issuer can "call" the security, or repay principal, in whole or in part, prior to the security's maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Fund's income, yield and its distributions to shareholders. Securities subject to partial or complete prepayment(s) may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates for fixed-rate investments, and for floating or variable rate securities, rising interest rates generally increase the risk of refinancings or prepayments.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments in debt and equity securities. The portfolio managers of the team are as follows:

Edward D. Perks, CFA

President and Director of Advisers

Mr. Perks has been the lead portfolio manager of the Fund since 2002. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 1992.

Brendan Circle, CFA

Senior Vice President of Advisers

Mr. Circle has been a portfolio manager of the Fund since 2019, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2014.

Todd Brighton, CFA

Senior Vice President of Advisers

Mr. Brighton has been a portfolio manager of the Fund since 2017, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2000.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Advisers agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. The management fees before and after such waiver were 0.46% and 0.45%, respectively.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 4 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 4	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 15.08	$ 16.53	$ 15.71	$ 14.49	$ 16.31
Income from investment operations:[a]
Net investment income[b]	0.64	0.64	0.62	0.61	0.65
Net realized and unrealized gains (losses)	1.71	-1.33	0.85	1.33	-1.76
Total from investment operations	2.35	-0.69	1.47	1.94	-1.11
Less distributions from:
Net investment income	-0.85	-0.76	-0.65	-0.72	-0.71
Net realized gains	-0.26	—	—	—	—
Total distributions	-1.11	-0.76	-0.65	-0.72	-0.71
Net asset value, end of year	$ 16.32	$ 15.08	$ 16.53	$ 15.71	$ 14.49
Total return[c]	16.05%	-4.42%	9.55%	13.87%	-7.15%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.81%	0.82%	0.82%	0.82%	0.81%
Expenses net of waiver and payments by affiliates[d]	0.80%	0.80%	0.80%	0.79%	0.81%[e]
Net investment income	4.03%	3.98%	3.87%	4.12%	4.12%
Supplemental data
Net assets, end of year (000’s)	$ 323,582	$ 294,700	$ 335,217	$ 309,935	$ 306,023
Portfolio turnover rate	25.16%	43.22%	20.96%	39.03%	31.53%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

Franklin Mutual Global Discovery VIP Fund

Investment Goal

The Fund's investment goal is capital appreciation.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests primarily in equity securities (including securities convertible into, or that the investment manager expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the investment manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). The equity securities in which the Fund invests are primarily common stock. Following this value-oriented strategy, the Fund invests primarily in:

  Undervalued Securities - Securities trading at a discount to intrinsic value.

And, to a lesser extent, the Fund also invests in:

  Merger Arbitrage Securities - Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that the investment manager believes are cheap relative to an economically equivalent security of another or the same company.
  Distressed Companies - Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company's business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks, and securities convertible into common stocks are examples of equity securities. The Fund may invest in convertible securities without regard to the ratings assigned by the rating services.

In pursuit of its value-oriented strategy, the Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, as a general rule, the Fund currently invests the equity portion of its portfolio predominantly in mid- and large-capitalization companies, with the remaining portion of its equity portfolio in smaller companies. For these purposes, mid- and large-capitalization companies are considered to be those with market capitalization values (share price multiplied by the number of shares of common stock outstanding) greater than $5 billion.

While the Fund does not concentrate in any one industry, from time to time, based on economic conditions, it may make significant investments in certain sectors, such as the financial services, healthcare and information technology sectors.

While the Fund generally purchases securities for investment purposes, the investment manager may seek to influence or control management, or invest in other companies that do so, when the investment manager believes the Fund may benefit.

The Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Fund presently does not intend to invest more than a portion (no more than 25%) of its assets in securities of issuers located in emerging market countries. Although the investment manager will search for investments across a large number of countries and regions, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or regions.

The Fund’s investments in Distressed Companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, trade claims or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company’s direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund generally makes such investments to achieve capital appreciation, in addition to generating income.

For purposes of pursuing its investment goal, the Fund regularly enters into currency-related transactions involving certain currency-related derivative instruments, including currency forwards and currency futures contracts (including currency index futures contracts). The use of derivative currency transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The Fund may also enter into various other transactions involving equity-related derivatives, including put and call options on equity securities and equity total return swap agreements; and credit-related derivatives, including credit default swaps. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected countries, currencies or issuers.

The Fund may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, market prices and other market factors. By way of example, when the investment manager believes that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Fund could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a gain. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Fund is denominated in that currency.

A currency forward contract is an obligation to purchase or sell a specific foreign currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire a specified quantity of the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts used by the Fund allow for a cash payment of the net gain or loss on the contract at maturity in lieu of delivery of the underlying instruments, some require the actual delivery or acquisition of the underlying instrument or asset. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Swap agreements, such as credit default swaps and total return swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the seller that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. A buyer of the credit default swap is purchasing the obligation of its counterparty to offset losses the buyer could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. The contingent payment by the seller generally is either the face amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event.

A total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return (including, typically, income and capital gains distributions, principal prepayment or credit) of an underlying reference asset (e.g., a note, bond or other security, group of securities or securities index) in exchange for a regular payment, at a floating rate based on LIBOR, or alternatively at a fixed rate or the total rate of return on another financial instrument. The Fund may take either position in a total return swap (i.e., the Fund may receive or pay the total return on the underlying reference asset).

A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price.

The investment manager considers various factors, such as availability and cost, in deciding whether to use a particular derivative instrument or strategy. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in any derivative transactions.

The Fund may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the investment manager believes is either cheap relative to the price of the other security or otherwise undervalued, and sells short the security that the investment manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

Portfolio Selection

The investment manager employs a research driven, fundamental value strategy for the Fund. In choosing equity investments, the investment manager focuses on the market price of a company's securities relative to the investment manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the investment manager's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The investment manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

The investment manager's process generally includes an assessment of the potential impacts of any material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

The investment manager may keep a portion, which may be significant at times, of the Fund's assets in cash or invested in high-quality short-term, money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. In addition, when the investment manager believes market or economic conditions are unfavorable for investors or seeks to maintain liquidity, the investment manager may invest up to 100% of the Fund's assets in U.S. or non-U.S. dollar denominated short-term investments, including cash or cash equivalents. In these circumstances, the Fund may be unable to pursue its investment goals.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Value Style Investing

Value securities may not increase in price as anticipated by the investment manager, and may even decline further in value, if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the events or factors that the investment manager believes will increase a security’s market value do not occur.

The Fund's bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (such as growth companies that have recently stumbled to levels considered “cheap” in the investment manager’s opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy. All of these securities may have a higher risk of being ignored or rejected, and therefore undervalued, by the market, or decreasing further in value.

Foreign Securities (non-U.S.)

Investing in foreign securities, including sovereign debt securities, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

The risk of investments in Europe may be heightened due to the January 31, 2020 departure of the United Kingdom from the European Union (EU) and resulting uncertainty about trade negotiations and economic effects of the departure, which may cause increased market volatility.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

High-Yield Debt Securities

High-yield debt securities (including loans) and unrated securities of similar credit quality (high-yield debt instruments or junk bonds) involve greater risk of a complete loss of the Fund's investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate high-yield debt instruments often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments may pose greater illiquidity and valuation risks.

Substantial declines in the prices of high-yield debt instruments can dramatically increase the yield of such instruments. The decline in market prices generally reflects an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than reflecting any increase in income from the higher yield that the debt instrument may pay to the Fund on its investment.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

Many swaps currently are, and others eventually are expected to be, required to be cleared through a central counterparty. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to OTC swaps, but it does not eliminate those risks completely. With cleared swaps, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (FCM) with which the Fund has an open position, or the central counterparty in a swap contract. With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, Commodity Futures Trading Commission (CFTC) and the exchanges are authorized to take extraordinary actions in the event of a market emergency. It is not possible to predict fully the effects of current or future regulation.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Merger Arbitrage Securities and Distressed Companies

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in Merger Arbitrage Securities may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund. Debt obligations of Distressed Companies typically are unrated, lower-rated, in default or close to default. Also, securities of Distressed Companies are generally more likely to become worthless than the securities of more financially stable companies.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Technology companies. Technology company stocks can be subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies. Electronic technology and technology services companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Mutual Advisers, LLC (Franklin Mutual), 101 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments in equity securities they consider to be undervalued. The portfolio managers of the team are as follows:

Peter Langerman

Executive Vice President and Chairman of Franklin Mutual

Mr. Langerman has been a co-lead portfolio manager since 2009. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and member of the management team of the Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, he was employed at Heine Securities Corporation, the predecessor of Franklin Mutual.

Timothy Rankin, CFA

Portfolio Manager of Franklin Mutual

Mr. Rankin has been a portfolio manager of the Fund since 2010 and assumed the duties of co-lead portfolio manager in 2014. He first joined Franklin Templeton in 1997 through 2004 and rejoined in 2010.

Christian Correa, CFA

Vice President of Franklin Mutual

Mr. Correa has been a co-lead portfolio manager of the Fund since 2018. He joined Franklin Templeton in 2003.

As co-lead portfolio managers of the Fund, Mr. Langerman, Mr. Rankin and Mr. Correa have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which either may perform these functions, and the nature of these functions, may change from time to time.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Franklin Mutual a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Franklin Mutual agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. However, this fee reduction was less than 0.01% of the Fund's average net assets. The management fees were 0.88%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 4 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 4	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 17.30	$ 20.17	$ 20.02	$ 19.66	$ 22.39
Income from investment operations:[a]
Net investment income[b]	0.36	0.29	0.40	0.34	0.30
Net realized and unrealized gains (losses)	3.61	-2.47	1.27	1.89	-1.17
Total from investment operations	3.97	-2.18	1.67	2.23	-0.87
Less distributions from:
Net investment income	-0.29	-0.44	-0.34	-0.30	-0.59
Net realized gains	-2.00	-0.25	-1.18	-1.57	-1.27
Total distributions	-2.29	-0.69	-1.52	-1.87	-1.86
Net asset value, end of year	$ 18.98	$ 17.30	$ 20.17	$ 20.02	$ 19.66
Total return[c]	24.28%	-11.31%	8.61%	11.91%	-3.74%
Ratios to average net assets
Expensesd, [e]	1.29%	1.31%	1.36%	1.36%	1.37%
Expenses incurred in connection with securities sold short	0.02%	0.01%	—%	0.01%	0.02%
Net investment income	1.87%	1.46%	1.94%	1.75%	1.36%
Supplemental data
Net assets, end of year (000’s)	$ 30,865	$ 30,094	$ 41,713	$ 45,262	$ 49,054
Portfolio turnover rate	21.82%	29.84%	17.49%	17.54%	21.88%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Includes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.

e. Benefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

Franklin Mutual Shares VIP Fund

Investment Goal

The Fund’s principal investment goal is capital appreciation. Its secondary goal is income.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests substantially in equity securities (including securities convertible into, or that the investment manager expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the investment manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). The equity securities in which the Fund invests are primarily common stock. Following this value-oriented strategy, the Fund invests primarily in:

  Undervalued Securities - Securities trading at a discount to intrinsic value.

And, to a lesser extent, the Fund also invests in:

  Merger Arbitrage Securities - Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that the investment manager believes are cheap relative to an economically equivalent security of another or the same company.
  Distressed Companies - Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company's business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks, and securities convertible into common stocks are examples of equity securities. The Fund may invest in convertible securities without regard to the ratings assigned by the rating services.

In pursuit of its value-oriented strategy, the Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, as a general rule, the Fund generally invests the equity portion of its portfolio primarily to predominantly in companies with market capitalizations (share price multiplied by the number of shares of common stock outstanding) greater than $5 billion, with a portion or significant amount in smaller companies.

While the Fund does not concentrate in any one industry, from time to time, based on economic conditions, it may make significant investments in certain sectors, such as the financial services, healthcare and information technology sectors.

While the Fund generally purchases securities for investment purposes, the investment manager may seek to influence or control management, or invest in other companies that do so, when the investment manager believes the Fund may benefit.

The Fund may invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Fund presently does not intend to invest more than 20% of its assets in foreign securities. Although the investment manager will search for investments across a large number of countries and regions, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or regions.

The Fund’s investments in Distressed Companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, trade claims or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company’s direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.

For purposes of pursuing its investment goal, the Fund regularly enters into currency-related transactions involving certain currency-related derivative instruments, including currency forwards and currency futures contracts (including currency index futures contracts). The use of derivative currency transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The Fund may also enter into various other transactions involving equity-related derivatives, including put and call options on equity securities and equity total return swap agreements; and credit-related derivatives, including credit default swaps. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected countries, currencies or issuers.

The Fund may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, market prices and other market factors. By way of example, when the investment manager believes that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Fund could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a gain. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Fund is denominated in that currency.

A currency forward contract is an obligation to purchase or sell a specific foreign currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire a specified quantity of the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts used by the Fund allow for a cash payment of the net gain or loss on the contract at maturity in lieu of delivery of the underlying instruments, some require the actual delivery or acquisition of the underlying instrument or asset. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Swap agreements, such as credit default swaps and total return swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the seller that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. A buyer of the credit default swap is purchasing the obligation of its counterparty to offset losses the buyer could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. The contingent payment by the seller generally is either the face amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event.

A total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return (including, typically, income and capital gains distributions, principal prepayment or credit) of an underlying reference asset (e.g., a note, bond or other security, group of securities or securities index) in exchange for a regular payment, at a floating rate based on LIBOR, or alternatively at a fixed rate or the total rate of return on another financial instrument. The Fund may take either position in a total return swap (i.e., the Fund may receive or pay the total return on the underlying reference asset).

A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price.

The investment manager considers various factors, such as availability and cost, in deciding whether to use a particular derivative instrument or strategy. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in any derivative transactions.

The Fund may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the investment manager believes is either cheap relative to the price of the other security or otherwise undervalued, and sells short the security that the investment manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

Portfolio Selection

The investment manager employs a research driven, fundamental value strategy for the Fund. In choosing equity investments, the investment manager focuses on the market price of a company's securities relative to the investment manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the investment manager's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The investment manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

The investment manager's process generally includes an assessment of the potential impacts of any material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

The investment manager may keep a portion, which may be significant at times, of the Fund's assets in cash or invested in high-quality short-term, money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. In addition, when the investment manager believes market or economic conditions are unfavorable for investors or seeks to maintain liquidity, the investment manager may invest up to 100% of the Fund's assets in U.S. or non-U.S. dollar denominated short-term investments, including cash or cash equivalents. In these circumstances, the Fund may be unable to pursue its investment goals.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Value Style Investing

Value securities may not increase in price as anticipated by the investment manager, and may even decline further in value, if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the events or factors that the investment manager believes will increase a security’s market value do not occur.

The Fund's bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (such as growth companies that have recently stumbled to levels considered “cheap” in the investment manager’s opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy. All of these securities may have a higher risk of being ignored or rejected, and therefore undervalued, by the market, or decreasing further in value.

Foreign Securities (non-U.S.)

Investing in foreign securities, including sovereign debt securities, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

The risk of investments in Europe may be heightened due to the January 31, 2020 departure of the United Kingdom from the European Union (EU) and resulting uncertainty about trade negotiations and economic effects of the departure, which may cause increased market volatility.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

High-Yield Debt Securities

High-yield debt securities (including loans) and unrated securities of similar credit quality (high-yield debt instruments or junk bonds) involve greater risk of a complete loss of the Fund's investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate high-yield debt instruments often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments may pose greater illiquidity and valuation risks.

Substantial declines in the prices of high-yield debt instruments can dramatically increase the yield of such instruments. The decline in market prices generally reflects an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than reflecting any increase in income from the higher yield that the debt instrument may pay to the Fund on its investment.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

Many swaps currently are, and others eventually are expected to be, required to be cleared through a central counterparty. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to OTC swaps, but it does not eliminate those risks completely. With cleared swaps, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (FCM) with which the Fund has an open position, or the central counterparty in a swap contract. With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, Commodity Futures Trading Commission (CFTC) and the exchanges are authorized to take extraordinary actions in the event of a market emergency. It is not possible to predict fully the effects of current or future regulation.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Merger Arbitrage Securities and Distressed Companies

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in Merger Arbitrage Securities may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund. Debt obligations of Distressed Companies typically are unrated, lower-rated, in default or close to default. Also, securities of Distressed Companies are generally more likely to become worthless than the securities of more financially stable companies.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Technology companies. Technology company stocks can be subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies. Electronic technology and technology services companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Mutual Advisers, LLC (Franklin Mutual), 101 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments in equity securities they consider to be undervalued. The portfolio managers of the team are as follows:

Peter Langerman

Executive Vice President and Chairman of Franklin Mutual

Mr. Langerman assumed the duties of lead portfolio manager of the Fund when he rejoined Franklin Templeton in 2005 and became a co-lead portfolio manager in 2007. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and member of the management team of the Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, he was employed at Heine Securities Corporation, the predecessor of Franklin Mutual.

F. David Segal, CFA

Portfolio Manager of Franklin Mutual

Mr. Segal assumed the duties of co-lead portfolio manager with Mr. Langerman in 2007 and had been a portfolio manager of the Fund since joining Franklin Templeton in 2002. Prior to joining Franklin Templeton, he was an analyst in the Structured Finance Group of MetLife for the period 1999-2002.

Debbie Turner, CFA

Portfolio Manager of Franklin Mutual

Ms. Turner has been a portfolio manager of the Fund since 2001 and has been with Franklin Templeton since 1996. Between 1993 and 1996, she was employed at Heine Securities Corporation, the predecessor of Franklin Mutual.

As co-lead portfolio managers of the Fund, Mr. Langerman and Mr. Segal have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which either may perform these functions, and the nature of these functions, may change from time to time. Ms. Turner provides the Fund with research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Franklin Mutual a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Franklin Mutual agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. However, this fee reduction was less than 0.01% of the Fund's average net assets. The management fees were 0.68%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 4 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 4	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 17.55	$ 20.53	$ 20.23	$ 19.32	$ 22.72
Income from investment operations:[a]
Net investment income[b]	0.38	0.29	0.41	0.44	0.36
Net realized and unrealized gains (losses)	3.36	-2.02	1.21	2.53	-1.52
Total from investment operations	3.74	-1.73	1.62	2.97	-1.16
Less distributions from:
Net investment income	-0.35	-0.48	-0.45	-0.38	-0.68
Net realized gains	-1.95	-0.77	-0.87	-1.68	-1.56
Total distributions	-2.30	-1.25	-1.32	-2.06	-2.24
Net asset value, end of year	$ 18.99	$ 17.55	$ 20.53	$ 20.23	$ 19.32
Total return[c]	22.44%	-9.16%	8.25%	15.94%	-5.05%
Ratios to average net assets
Expensesd, [e]	1.06%	1.06%	1.07%	1.07%	1.08%
Expenses incurred in connection with securities sold short	0.02%	0.01%	—%	0.01%	0.02%
Net investment income	2.00%	1.42%	1.99%	2.22%	1.65%
Supplemental data
Net assets, end of year (000’s)	$ 120,345	$ 105,047	$ 122,942	$ 122,476	$ 130,978
Portfolio turnover rate	38.50%	24.67%	18.32%	24.45%	19.88%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Includes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.

e. Benefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

Franklin Rising Dividends VIP Fund

Investment Goal

The Fund's investment goal is long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. The Fund invests predominantly in equity securities, mostly common stocks. Companies that have paid consistently rising dividends include those companies that currently pay dividends on their common stocks and have maintained or increased their dividend rate during the last four consecutive years. Under normal market conditions, the Fund invests at least 65% of its net assets in securities of companies that have:

  consistently increased dividends in at least 8 out of the last 10 years and have not decreased dividends during that time;
  increased dividends substantially (at least 100%) over the last 10 years;
  reinvested earnings, paying out less than 65% of current earnings in dividends;
  either long-term debt that is no more than 50% of total capitalization or senior debt that has been rated investment grade by at least one of the major bond rating organizations; and
  attractive prices, either: (1) in the lower half of the stock's price/earnings ratio range for the past 10 years; or (2) less than price/earnings ratio of the Standard & Poor's® 500 Stock Index.

The Fund typically invests the rest of its assets in equity securities of companies that pay dividends but do not meet all of these criteria. Although the investment manager searches for investments that it believes to meet the criteria across all sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors including, for example, health care, industrials and technology.

The Fund may invest in equity securities of any size company including small and mid capitalization companies.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks, preferred stocks and securities convertible into common stock are examples of equity securities.

The Fund may invest up to 25% of its total assets in foreign securities.

Portfolio Selection

The investment manager is a research driven, fundamental investor. As a "bottom-up" investor focusing primarily on individual securities, the investment manager looks for companies that it believes meet the criteria above and are fundamentally sound and attempts to acquire them at attractive prices. In following these criteria, the Fund does not necessarily focus on companies whose securities pay a high dividend rate but rather on companies that consistently increase their dividends.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Investing Style

The investment manager’s investment selection process focuses on growth oriented companies and incorporates value oriented analysis. Such a strategy results in investments in both growth and value stocks, or in stocks with characteristics of both. Growth stock prices reflect projections of future earnings or revenues and can fall dramatically if the company fails to meet those projections. With respect to value stocks, if other investors fail to recognize the company’s value, or favor investing in faster-growing companies, value stocks may not increase in value as anticipated by the Fund's investment manager or may decline even further.

Dividend-Oriented Companies

Issuers that have paid regular dividends or distributions to shareholders may not continue to do so in the future. An issuer may reduce or eliminate future dividends or distributions at any time and for any reason. The value of a security of an issuer that has paid dividends in the past may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions received by the Fund decreases, the Fund may have less income to distribute to the Fund's shareholders.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Industrials. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage and product liability claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of export or import controls, increased competition, depletion of resources, technological developments and labor relations.

Technology companies. Technology company stocks can be subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies. Technology equipment and hardware and technology services companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund’s investment manager.

The Fund is managed by a team of dedicated professionals focused on investments that have paid rising dividends. The portfolio managers of the team are as follows:

Nicholas P. B. Getaz, CFA

Portfolio Manager of Advisers

Mr. Getaz has been portfolio manager of the Fund since 2014 and assumed the duties of co-lead portfolio manager in May 2019. He joined Franklin Templeton in 2011.

Matthew D. Quinlan

Vice President of Advisers

Mr. Quinlan has been co-lead portfolio manager of the Fund since May 2019. He joined Franklin Templeton in 2005.

Amritha Kasturirangan, CFA

Portfolio Manager of Advisers

Ms. Kasturirangan has been portfolio manager of the Fund since September 2019. She joined Franklin Templeton in 2009.

Nayan Sheth, CFA

Portfolio Manager of Advisers

Mr. Sheth has been portfolio manager of the Fund since September 2019. He joined Franklin Templeton in 2014.

As co-lead portfolio managers, Messrs. Getaz and Quinlan have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which either may perform these functions, and the nature of these functions, may change from time to time. Ms. Kasturirangan and Mr. Sheth provide research and advice on the purchases and sales of individual securities, and portfolio risk assessments.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Advisers agreed to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. However, this fee reduction was less than 0.01% of the Fund's average net assets. The management fees were 0.62%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 4 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 4	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 25.11	$ 28.54	$ 24.98	$ 24.81	$ 29.19
Income from investment operations:[a]
Net investment income[b]	0.26	0.29	0.30	0.32	0.35
Net realized and unrealized gains (losses)	6.60	-1.62	4.65	3.39	-1.31
Total from investment operations	6.86	-1.33	4.95	3.71	-0.96
Less distributions from:
Net investment income	-0.35	-0.34	-0.41	-0.36	-0.41
Net realized gains	-4.54	-1.76	-0.98	-3.18	-3.01
Total distributions	-4.89	-2.10	-1.39	-3.54	-3.42
Net asset value, end of year	$ 27.08	$ 25.11	$ 28.54	$ 24.98	$ 24.81
Total return[c]	29.16%	-5.16%	20.40%	15.93%	-3.75%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.98%	0.97%	0.97%	0.98%	0.98%
Expenses net of waiver and payments by affiliates	0.98%d, [e]	0.97%d, [e]	0.97%d, [e]	0.97%[d]	0.98%[e]
Net investment income	0.99%	1.03%	1.14%	1.32%	1.30%
Supplemental data
Net assets, end of year (000’s)	$ 46,539	$ 32,825	$ 36,407	$ 28,579	$ 20,453
Portfolio turnover rate	7.26%[f]	3.09%[f]	3.36%	6.66%	4.74%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

f. Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

Franklin Small Cap Value VIP Fund

Investment Goal

The Fund’s investment goal is long-term total return.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) not exceeding either: 1) the highest market capitalization in the Russell 2000 Index; or 2) the 12-month average of the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. As of the most recent reconstitution, the highest market capitalization in the Russell 2000 Index was $5.0 billion.

The Fund generally invests in equity securities of companies that the Fund's investment manager believes are undervalued at the time of purchase and have the potential for capital appreciation. An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks, securities convertible into common stocks, and REITs (real estate investment trusts) are examples of equity securities. The Fund invests predominantly in common stocks. The Fund may invest in convertible securities without regard to the ratings assigned by the rating services. The Fund may invest in any kind of REIT, including Equity REITs, Mortgage REITs and hybrid REITs.

In choosing investments that are undervalued, the Fund's investment manager focuses on companies that have one or more of the following characteristics:

  Stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales -- all relative to the market, a company's industry or a company's earnings history
  Recent sharp price declines but the potential for good long-term earnings prospects, in the investment manager's opinion
  Valuable intangibles not reflected in the stock price, such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks

The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or bankruptcy, or adverse events (turnarounds) or cyclical downturns.

The Fund may invest up to 25% of its total assets in foreign securities.

The Fund, from time to time, may have significant investments in particular sectors, such as financial services companies, industrials and technology.

Portfolio Selection

A stock price is undervalued when it is less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company's worth. The investment manager may consider a company to be undervalued in the marketplace because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include, among other things, those that may be considered out of favor due to actual or perceived cyclical or secular challenges, or are experiencing temporary setbacks, mismanagement or undermanagement, are financially stressed, or facing diminished expectations.

In addition to price, the Fund, in choosing an investment, may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales. The investment manager considers selling a security when it no longer meets its value criteria.

While the Fund generally purchases securities for investment purposes, the investment manager may seek to influence or control management when the investment manager believes the Fund may benefit.

The Fund employs a "bottom-up" stock selection process and the investment manager invests in securities without regard to benchmark comparisons.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund), and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Small Capitalization Companies

While investments in small capitalization companies may offer substantial opportunities for capital growth, they also involve substantial risks. Historically, securities issued by small capitalization companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small capitalization companies to changing economic conditions.

In addition, small capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Value Style Investing

A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings, and companies whose share prices have declined sharply or that are less widely followed by other investors, differs from the approach followed by many other mutual funds.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly during periods of anticipated economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in periods of anticipated economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for investment loss in the Fund and may include, among others, currency risks (such as fluctuations in currency exchange rates and currency devaluations); country risks (such as political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity); and risks associated with the state of a country's financial markets and legal institutions. Other foreign securities risks may include unfavorable trading, settlement or custodial practices, unfavorable tax policies, less government supervision, less publicly available information, less stringent investor protection standards, limited legal redress for violations of law, limited trading markets and greater illiquidity and greater price volatility.

Real Estate Investment Trusts (REITs)

REITs may be affected by any change in the value of the properties owned and other factors, and their prices tend to go up and down. A REIT's performance depends on the types of and locations of the properties it owns and how well it manages those properties. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because a REIT may be invested in a limited number of projects or in a particular market segment, it may be more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Industrials. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage and product liability claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of export or import controls, increased competition, depletion of resources, technological developments and labor relations.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Technology companies. Technology company stocks can be subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies. Technology equipment and hardware and technology services companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Mutual Advisers, LLC (Franklin Mutual), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments of small cap value companies. The portfolio managers of the team are as follows:

Steven B. Raineri

Portfolio Manager of Franklin Mutual

Mr. Raineri has been a lead portfolio manager of the Fund since 2012. Mr. Raineri has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 2005.

Christopher Meeker, CFA

Portfolio Manager of Franklin Mutual

Mr. Meeker has been a portfolio manager of the Fund since 2015, providing support to the lead portfolio manager as needed. He joined Franklin Templeton in 2012.

Nicholas Karzon, CFA

Portfolio Manager of Franklin Mutual

Mr. Karzon has been a portfolio manager of the Fund since December 2019, providing support to the lead portfolio manager as needed. He joined Franklin Templeton in 2014.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Franklin Mutual a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Franklin Mutual agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. However, this fee reduction was less than 0.01% of the Fund's average net assets. The management fees were 0.64%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 4 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 4	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 14.96	$ 20.22	$ 19.74	$ 17.96	$ 22.63
Income from investment operations:[a]
Net investment income[b]	0.19[e]	0.15	0.14[g]	0.09	0.14
Net realized and unrealized gains (losses)	3.30	-2.28	1.81	4.75	-1.52
Total from investment operations	3.49	-2.13	1.95	4.84	-1.38
Less distributions from:
Net investment income	-0.16	-0.15	-0.09	-0.14	-0.12
Net realized gains	-2.78	-2.98	-1.38	-2.92	-3.17
Total distributions	-2.94	-3.13	-1.47	-3.06	-3.29
Net asset value, end of year	$ 15.51	$ 14.96	$ 20.22	$ 19.74	$ 17.96
Total return[c]	26.23%	-13.01%	10.56%	30.12%	-7.52%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.02%	1.01%	1.01%	1.01%	1.00%
Expenses net of waiver and payments by affiliates[d]	1.02%[f]	1.00%	1.00%	0.99%	0.99%
Net investment income	1.23%[e]	0.78%	0.71%[g]	0.49%	0.69%
Supplemental data
Net assets, end of year (000’s)	$ 29,238	$ 24,592	$ 32,053	$ 32,751	$ 26,128
Portfolio turnover rate	54.36%	47.82%	33.36%	34.60%	27.05%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Net investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.40%.

f. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

g. Net investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.40%.

Franklin Small-Mid Cap Growth VIP Fund

Investment Goal

The Fund's investment goal is long-term capital growth.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) and mid-capitalization (mid-cap) companies. Shareholders will be given at least 60 days' advance notice of any change to this policy. Under normal market conditions, the Fund invests predominantly in equity securities, predominantly in common stock.

For this Fund, small-cap companies are companies within the market capitalization range of companies in the Russell 2500™ Index at the time of purchase and mid-cap companies are companies within the market capitalization range of companies in the Russell Midcap® Index at the time of purchase. The market capitalization range of the Russell 2500 Index was $152.3 million to $12.2 billion and the market capitalization range of the Russell Midcap Index was $2.4 billion to $35.5 billion as of their last reconstitution date. The indexes are reconstituted annually. Market capitalization is defined as share price multiplied by the number of shares of common stock outstanding. The investment manager may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company’s market capitalization exceeds the small or mid-cap measures described above.

The Fund, from time to time, may have significant positions in particular sectors such as technology, industrials, consumer discretionary and healthcare.

In addition to the Fund's main investments, the Fund may invest in equity securities of larger companies. An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

The Fund may invest up to 10% of its total assets in foreign securities.

Portfolio Selection

The investment manager uses fundamental, "bottom-up" research to seek companies meeting its criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, the investment manager looks for companies that it believes can produce sustainable earnings and cash flow growth, evaluating the long term market opportunity and competitive structure of an industry to target leaders and emerging leaders. The investment manager defines quality companies as those with strong and improving competitive positions in attractive markets. It also believes that important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation, and returns on capital employed. In assessing value, the investment manager considers whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Growth Style Investing

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Technology companies. Technology company stocks can be subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies. Technology equipment and hardware and technology services companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete.

Industrials. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage and product liability claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of export or import controls, increased competition, depletion of resources, technological developments and labor relations.

Consumer discretionary companies. Companies in the consumer discretionary sector could be affected by, among other things, overall economic conditions, interest rates, consumer confidence, and disposable income.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for investment loss in the Fund and may include, among others, currency risks (such as fluctuations in currency exchange rates and currency devaluations); country risks (such as political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity); and risks associated with the state of a country's financial markets and legal institutions. Other foreign securities risks may include unfavorable trading, settlement or custodial practices, unfavorable tax policies, less government supervision, less publicly available information, less stringent investor protection standards, limited legal redress for violations of law, limited trading markets and greater illiquidity and greater price volatility.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments of small and mid-cap companies demonstrating accelerating growth, increasing profitability, or above average growth or growth potential as compared with the overall economy. The portfolio managers of the team are as follows:

John P. Scandalios, CFA

Vice President of Advisers

Mr. Scandalios has been a portfolio manager of the Fund since 2016 and assumed duties of lead portfolio manager since 2018. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 1996.

Michael McCarthy, CFA

Executive Vice President and Chief Investment Officer of Advisers

Mr. McCarthy has been a portfolio manager of the Fund since 1995, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 1992.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Advisers agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. The management fees before and after such waiver were 0.80% and 0.79%, respectively.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 4 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 4	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 15.81	$ 18.47	$ 16.81	$ 18.23	$ 24.14
Income from investment operations:[a]
Net investment income (loss)[b]	-0.10	-0.11	-0.10	-0.09	-0.07[f]
Net realized and unrealized gains (losses)	4.90	-0.63	3.52	0.73	-0.01
Total from investment operations	4.80	-0.74	3.42	0.64	-0.08
Less distributions from:
Net realized gains	-2.57	-1.92	-1.76	-2.06	-5.83
Net asset value, end of year	$ 18.04	$ 15.81	$ 18.47	$ 16.81	$ 18.23
Total return[c]	31.26%	-5.46%	21.30%	4.04%	-2.77%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.19%	1.21%	1.20%	1.19%	1.16%
Expenses net of waiver and payments by affiliates	1.18%[d]	1.20%[d]	1.19%[d]	1.17%[d]	1.16%[g]
Net investment income (loss)	-0.54%	-0.59%	-0.59%	-0.51%	-0.34%[f]
Supplemental data
Net assets, end of year (000’s)	$ 17,662	$ 13,759	$ 15,829	$ 13,825	$ 15,105
Portfolio turnover rate	59.07%	44.78%	40.49%	32.23%[e]	37.85%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

f. Net investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.59)%.

g. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

Franklin Strategic Income VIP Fund

Investment Goal

The Fund’s principal investment goal is to earn a high level of current income. Its secondary goal is long-term capital appreciation.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests its assets primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets. Debt securities include all varieties of fixed, variable and floating rate income securities, including bonds, U.S. and foreign government and agency securities, corporate loans (and loan participations), mortgage-backed securities and other asset-backed securities and convertible securities. The Fund shifts its investments among various classes of debt securities, and at any given time may have a substantial amount of its assets invested in any class of debt or other income producing security, including:

  High yield and investment grade corporate bonds and preferred stocks of issuers located in the U.S. and foreign countries, including emerging market countries
  Developed country (non-U.S.) government and agency bonds
  Emerging market government and agency bonds
  U.S. government and agency bonds, including inflation-indexed securities issued by the U.S. Treasury
  Corporate loans and loan participations
  Mortgage-backed securities and other asset-backed securities
  Floating and variable interest rate investments (which may be issued by corporations or governments and may be asset-backed securities) which are debt securities
  Convertible securities, including bonds and preferred stocks, and other dividend-paying equity securities
  Municipal securities

The Fund may invest up to 100% of its assets in high yield, lower-quality debt securities (also known as "junk bonds"). These securities are either rated below investment grade or, if unrated, determined by the Fund's investment manager to be of comparable quality. Investment grade debt securities are rated in the top four rating categories by one or more independent rating agencies such as Standard & Poor's (S&P®) and Moody's Investors Service (Moody's) or, if unrated, determined by the Fund's investment manager to be of comparable quality. The below-investment grade debt securities in which the Fund invests are generally rated at least Caa by Moody's or CCC by S&P or are unrated securities the Fund's investment manager determines are of comparable quality. However, the Fund may invest a small portion of its total assets in debt securities that are in default. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the investment manager's internal analysis.

A debt security obligates the issuer to repay a loan of money at a future date and generally to pay interest to the security holder. Floating and variable interest rate investments are debt securities, the rate of interest on which is usually established as the sum of a base lending rate (such as the prime rate of a designated U.S. bank) plus a specified margin, and which vary with and are periodically adjusted to such base lending rate.

The Fund may invest in many different securities issued or guaranteed by the U.S. government or by non-U.S. governments, or their respective agencies or instrumentalities. Government and agency bonds include debt securities of any maturity, such as bonds, notes, bills and debentures, issued or guaranteed by governments, government agencies or instrumentalities, including government-sponsored entities, supranational entities (e.g., the World Bank), and public-private partnerships.

The Fund may invest a portion of its assets in marketplace loans to consumers and small and mid-sized enterprises or companies (SMEs), which may include loans for individual leases. Marketplace loans are loans that may be originated through online lending platforms that match consumers, SMEs, and other borrowers seeking loans with investors willing to provide the funding for such loans. These borrowers may seek such loans for a variety of different purposes (e.g., loans for education, loans to fund elective medical procedures, loans for franchise financing or loans for equipment leases). The yield to the lender on a marketplace loan is the fixed interest rate assigned by the platform to the loan net of any fees charged by the platform, including servicing fees, which cover the costs of services such as screening borrowers for their eligibility, managing the supply and demand of the marketplace, and facilitating payments and debt collection, among other things. Marketplace loans are usually considered to be illiquid.

The Fund may invest in other investment companies, including exchange-traded funds, to gain exposure to certain asset classes.

The Fund also may invest, directly or through other Franklin Templeton investment funds, in corporate loans made to, or issued by, borrowers that are U.S. companies, foreign borrowers and U.S. subsidiaries of foreign borrowers, which typically have floating interest rates. Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or other institutional investors. Floating interest rates vary with and are periodically adjusted to a generally recognized base interest rate such as LIBOR or the Prime Rate.

A mortgage-backed security is an interest in a pool of mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings and other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. These securities may be fixed-rate or adjustable-rate mortgage-backed securities (ARMS). The Fund may also invest a small portion of its assets directly in mortgage loans. Many of the mortgage-backed securities in which the Fund invests are issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as Ginnie Mae and U.S. government-sponsored entities (GSEs), such as Fannie Mae and Freddie Mac; others are issued by private entities. Mortgage securities issued by GSEs include credit risk transfer securities. Credit risk transfer securities are structured without any government guarantee or underlying collateral, so that (i) interest is paid directly by the GSE and (ii) principal is paid in accordance with the principal payments and default performance of a certain specified pool of residential mortgage loans acquired by the GSE. The Fund may also invest in privately issued credit risk transfer securities. The Fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the "to-be-announced" (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards (such as yield, duration, and credit quality).

Government agency or instrumentality issues have different levels of credit support. Ginnie Mae pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac, may be chartered by Acts of Congress, but their securities are neither issued nor guaranteed by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that the U.S. government will continue to do so. Accordingly, securities issued by Fannie Mae and Freddie Mac may involve a greater risk of non-payment of principal and interest. Investors should remember that guarantees of timely repayment of principal and interest do not apply to the market prices and yields of the securities or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

The Fund may invest in collateralized debt obligations (CDOs), which are generally types of asset-backed securities. Collateralized bond obligations (CBOs) and collateralized loan obligations (CLOs) are generally considered two types of CDOs. CBOs represent interests in a special purpose, bankruptcy-remote vehicle, typically a trust, collateralized by a pool of fixed income securities, some of which may be below investment grade, including commercial mortgage-backed securities, residential mortgage-backed securities, corporate bonds and emerging market debt securities. CLOs are similar to CBOs except that the underlying pool for a CLO is generally comprised of corporate and/or sovereign loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans made to domestic and foreign borrowers, including loans that may be rated below investment grade or equivalent unrated loans. For the broader category of CDOs, the pool of debt instruments held by a trust may include debt instruments of any type, including mortgage-backed or other asset-backed securities issued in securitization transactions. In all types of CDOs, the interests in the trust are split into two or more portions, called tranches, varying in risk, maturity, payment priority and yield. The riskiest portion is the “equity” tranche, which is the first loss position to observe defaults from the collateral in the trust. Because they are partially protected from defaults, senior tranches of a CDO trust typically have higher ratings and lower yields than the underlying collateral securities held by the trust and can be rated investment grade. The Fund may invest in any tranche of a CDO excluding the “equity” tranche.

A convertible security is generally a debt security or preferred stock of an issuer that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer.

For purposes of pursuing its investment goals, the Fund regularly enters into currency-related transactions involving derivative instruments, including currency and cross currency forwards, currency swaps, currency and currency index futures contracts, and currency options. The Fund may also enter into interest rate and credit-related transactions involving certain derivative instruments, including interest rate, credit default and fixed income total return swaps and interest rate and/or bond futures contracts (including U.S. Treasury futures contracts) and options thereon. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks. The Fund may use currency, interest rate or credit-related or other derivative strategies for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, credit risks, interest rates and other market factors.

The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

By way of example, when the investment manager believes that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Fund could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of the U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a gain. Conversely, if the value of the foreign currency is less than the current amount of the U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a loss. When used for hedging purposes, a forward contract or other currency-related derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Fund is denominated in that currency, or it may be used to hedge the Fund’s position by entering into a transaction on another currency expected to perform similarly to the currency of the security held or to be purchased (a “proxy hedge”).

A currency forward contract is an obligation to purchase or sell a specific foreign currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A currency forward will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. When used for hedging purposes, a currency forward should help to protect the Fund against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire a specified quantity of the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts used by the Fund allow for a cash payment of the net gain or loss on the contract at maturity in lieu of delivery of the underlying instruments, some require the actual delivery or acquisition of the underlying instrument or asset. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

A currency swap is generally a contract between two parties to exchange one currency for another currency at the start of the contract and then exchange periodic floating or fixed rates during the term of the contract based upon the relative value differential between the two currencies. Unlike other types of swaps, currency swaps typically involve the delivery of the entire principal (notional) amounts of the two currencies at the time the swap is entered into. At the end of the swap contract, the parties receive back the principal amounts of the two currencies.

For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the seller that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. The buyer of the credit default swap is purchasing the obligation of its counterparty to offset losses the buyer could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. The contingent payment by the seller generally is either the face amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event.

An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one rate is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).

A total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return (including, typically, income and capital gains distributions, principal prepayment or credit losses) of an underlying reference asset (e.g., a note, bond or securities index) in exchange for a regular payment, at a floating rate based on LIBOR, or alternatively at a fixed rate or the total rate of return on another financial instrument. The Fund may take either position in a total return swap (i.e., the Fund may receive or pay the total return on the underlying reference asset).

The Fund may invest in mortgage dollar rolls. In a mortgage dollar roll, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund earns money on a mortgage dollar roll from any difference between the sale price and the future purchase price, as well as the interest earned on the cash proceeds of the initial sale.

Portfolio Selection

The Fund uses an active asset allocation strategy to try to achieve its investment goals. This means the Fund actively purchases and sells securities and other investments in various market sectors based on the investment manager's ongoing assessment of changing economic, global market, industry, and issuer conditions. The Fund may seek to quickly and efficiently shift its exposure among various classes of debt securities, including through derivative instruments and exchange-traded funds, and at any given time may have substantial amount of exposure to any class of debt or other income-producing investment. The investment manager uses a "top-down" analysis of macroeconomic trends combined with a "bottom-up" fundamental analysis of market sectors, industries, and issuers to try to take advantage of varying sector reactions to economic events. The investment manager will evaluate country risk, business cycles, yield curves, and values between and within markets.

The Fund's ability to achieve its investment goals depends in part upon the investment manager's skill in determining the Fund's asset allocation mix and sector weightings. There can be no assurance that the investment manager's analysis of the outlook for the economy and the business cycle will be correct.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, up to 100% of the Fund's assets may be invested in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term investment grade securities, U.S. government securities, high-grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market investments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities, to maintain liquidity or to segregate on the Fund's books in connection with its derivative strategies, such as forward currency, currency or interest rate futures positions. In these circumstances, the Fund may be unable to achieve its investment goals.

Principal Risks

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

High-Yield Debt Securities

High-yield debt securities (including loans) and unrated securities of similar credit quality (high-yield debt instruments or junk bonds) involve greater risk of a complete loss of the Fund's investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate high-yield debt instruments often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments may pose greater illiquidity and valuation risks.

Substantial declines in the prices of high-yield debt instruments can dramatically increase the yield of such instruments. The decline in market prices generally reflects an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than reflecting any increase in income from the higher yield that the debt instrument may pay to the Fund on its investment.

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Income

The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon the sale of a debt security. The Fund's income generally declines during periods of falling benchmark interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, sale, call, or buy-back) at a lower rate of interest or return.

Variable Rate Securities

Variable rate securities (which include floating rate debt securities) generally are less price sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline or not appreciate as quickly as expected when prevailing interest rates rise if the interest rates of the variable rate securities do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. When interest rates fall, there may be a reduction in the payments of interest received by the Fund from its variable rate securities.

Foreign Securities (non-U.S.)

Investing in foreign securities, including sovereign debt securities, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Sovereign debt securities. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. Sovereign debtors also may be dependent on expected disbursements from other foreign governments or multinational agencies and the country’s access to, or balance of, trade. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit and security agreements. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.

In the event of a default on sovereign debt, the Fund may have limited legal recourse against the defaulting government entity. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due, and any rights the Fund may have may be restricted pursuant to the terms of applicable treaties with such sovereign entity. If a sovereign entity defaults, it may request additional time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay or such legal process may be relatively more expensive, nor are there bankruptcy proceedings by which the Fund may collect in whole or in part on debt issued by a sovereign entity. In certain cases, remedies must be pursued in the courts located in the country of the defaulting sovereign entity itself, which may further limit the Fund’s ability to obtain recourse.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

Emerging Markets

The risks of foreign investments typically are greater in less developed countries, sometimes referred to as developing or emerging markets. For example, the political, social, market regulation and economic structures and institutions in these countries, including those supporting the regulatory and legal systems and financial markets, may be less established and more vulnerable to corruption and fraud, and may change rapidly. These countries are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Investments in less developed markets generally are subject to higher fees and expenses and exhibit greater price volatility and valuation challenges. They may be subject to greater risk of expropriation, nationalization, confiscatory or punitive taxation, and foreign investment and divestment restrictions. In addition, a developing market country may experience a devaluation of its currency, a downgrade in the credit ratings of issuers in the country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war.

Mortgage Securities and Asset-Backed Securities

Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and the Fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.

Since September 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, has acted as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear how long the conservatorship will last or what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac for the long-term.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Inflation

The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Floating Rate Corporate Investments

Certain corporate loans may not be considered “securities,” and investors, such as the Fund, therefore may not be entitled to rely on the antifraud protections of the federal securities laws and may have limited legal remedies.

The senior secured corporate loans and corporate debt securities in which the Fund invests are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. Loan investments issued in such transactions are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy. Such floating rate investments may be rated below investment grade (i.e., also known as "junk bonds"). Although loan investments are generally subject to certain restrictive covenants in favor of the investors, many of these loans may from time to time be reissued or offered as “covenant lite” loans, which may entail potentially increased risk, because they may have fewer or no financial maintenance covenants or restrictions that would normally allow for early intervention and proactive mitigation of credit risk.

In the event of a breach of a covenant in non-covenant lite loans or debt securities, lenders may have the ability to intervene and either prevent or restrict actions that may potentially compromise the company's ability to pay or lenders may be in a position to obtain concessions from the borrowers in exchange for a waiver or amendment of the specific covenant(s). In contrast, covenant lite loans do not always or necessarily offer the same ability to intervene or obtain additional concessions from borrowers. This risk is offset to varying degrees by the fact that the same financial and performance information may be available with or without covenants to lenders and the public alike and can be used to detect such early warning signs as deterioration of a borrower’s financial condition or results. With such information, the portfolio managers are normally able to take appropriate actions without the help of covenants in the loans or debt securities. Covenant lite corporate loans and debt securities, however, may foster a capital structure designed to avoid defaults by giving borrowers or issuers increased financial flexibility when they need it the most.

No active trading market may exist for some corporate loans and some corporate loans may be subject to restrictions on resale. A secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value upon the sale of a corporate loan. In addition, the Fund may not be able to readily sell its corporate loans at prices that approximate those at which the Fund could sell such loans if they were more widely held and traded. As a result of such potential illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

From time to time, the investment manager may elect to receive material non-public information (MNPI) about an individual loan that is not available to other lenders of such loan who may be unwilling to enter into a non-disclosure agreement (NDA) with the borrower or company and restrict themselves from trading in the loan for a specified period of time. If the Fund elects to become restricted on any individual loan as a result of agreeing to receive MNPI about the loan and signing an NDA, such loan will be deemed illiquid and the Fund might be unable to enter into a transaction in a security of that borrower until the MNPI is made public, when it would otherwise be advantageous to do so.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

Many swaps currently are, and others eventually are expected to be, required to be cleared through a central counterparty. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to OTC swaps, but it does not eliminate those risks completely. With cleared swaps, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (FCM) with which the Fund has an open position, or the central counterparty in a swap contract. With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, Commodity Futures Trading Commission (CFTC) and the exchanges are authorized to take extraordinary actions in the event of a market emergency. It is not possible to predict fully the effects of current or future regulation.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Collateralized Debt Obligations (CDOs)

The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility. CDOs may be deemed to be illiquid and subject to the Fund’s restrictions on investments in illiquid investments. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities.

In addition, prices of CDO tranches can decline considerably. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

Marketplace Loans

Marketplace loans are subject to the risks associated with debt investments generally, including but not limited to, interest rate, credit, liquidity, high yield debt, market and income risks. Marketplace loans generally are not rated by rating agencies, are often unsecured, and are highly risky and speculative investments. Lenders and investors, such as the Fund, assume all of the credit risk on the loans they fund or purchase and there are no assurances that payments due on underlying loans will be made. The Fund may not have direct recourse against the borrower or may be otherwise limited in its ability to enforce its rights with respect to its investment in marketplace loans, particularly in the case of unsecured loans. In addition, lenders and investors are not entitled to recover any deficiency of principal or interest from the platform operator if the underlying borrower defaults on its payments due with respect to a loan. Investments in marketplace loans may be adversely affected if the platform operator or a third-party service provider becomes unable or unwilling to fulfill its obligations in servicing the loans. Moreover, the Fund may have limited information about the underlying marketplace loans and the information provided to the platform regarding the loans and borrowers’ credit information may be incomplete, inaccurate or outdated. Additionally, the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. To the extent borrowers incur other indebtedness that is secured, such as a mortgage, the ability of the secured creditors to exercise collection remedies against the assets of that borrower may impair the borrower’s ability to repay its marketplace loan or it may impair the platform’s ability to collect on the marketplace loan upon default. When a marketplace loan is unsecured, borrowers may choose to repay other loans before repaying a loan facilitated through a platform because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower or whether such debt is secured, which could allow other creditors to move more quickly to claim assets of the borrower. Furthermore, U.S. based marketplace lending platforms are subject to extensive regulation, which could impair the enforcement of marketplace loans, among other things.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Investing in Underlying Investment Companies

To the extent the Fund invests in underlying investment companies, including ETFs, the Fund’s performance is related to the performance of the underlying investment companies held by it. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies and such investments may be more costly than if a Fund had owned the underlying securities directly. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

Prepayment

Debt securities are subject to prepayment risk when the issuer can "call" the security, or repay principal, in whole or in part, prior to the security's maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Fund's income, yield and its distributions to shareholders. Securities subject to partial or complete prepayment(s) may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates for fixed-rate investments, and for floating or variable rate securities, rising interest rates generally increase the risk of refinancings or prepayments.

Extension

The market value of some fixed rate debt securities (such as certain asset-backed and mortgage-backed securities) will be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated, particularly when interest rates rise. When that occurs, the effective maturity date of the Fund's investment may be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Such extension may also effectively lock-in a below market interest rate and reduce the value of the debt security.

Convertible Securities

A convertible security is generally a debt obligation, preferred stock or other security that pays interest or dividends and may be converted by the holder within a specified period of time into common stock. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Mortgage Dollar Rolls

In a mortgage dollar roll, the Fund takes the risk that the market price of the mortgage-backed securities will drop below their future purchase price. The Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). When the Fund uses a mortgage dollar roll, it is also subject to the risk that the other party to the agreement will not be able to perform. Mortgage dollar rolls add leverage to the Fund's portfolio and increase the Fund's sensitivity to interest rate changes. In addition, investment in mortgage dollar rolls will increase the Fund's portfolio turnover rate.

Portfolio Turnover

The investment manager will sell a security when it believes it is appropriate to do so, regardless of how long the Fund has held the security. The Fund's turnover rate may exceed 100% per year because of the anticipated use of certain investment strategies. The rate of portfolio turnover will not be a limiting factor for the investment manager in making decisions on when to buy or sell securities, including entering into mortgage dollar rolls. High turnover will increase the Fund's transaction costs and may increase your tax liability if the transactions result in capital gains.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments in U.S. and foreign debt securities. The portfolio managers of the team are as follows:

Sonal Desai, Ph.D.

Executive Vice President and Director of Advisers

Dr. Desai has been a portfolio manager of the Fund since 2018. She joined Franklin Templeton in 2009.

Patricia O'Connor, CFA

Vice President of Advisers

Ms. O'Connor has been portfolio manager of the Fund since 2016. She joined Franklin Templeton in 1997.

William Chong, CFA, FRM

Portfolio Manager of Advisers

Mr. Chong has been a portfolio manager of the Fund since October 2019. He joined Franklin Templeton in 2008.

David Yuen, CFA, FRM

Portfolio Manager of Advisers

Mr. Yuen has been a portfolio manager of the Fund since October 2019. He joined Franklin Templeton in 2000.

As co-lead portfolio managers, Dr. Desai, Ms. O’Connor, Mr. Chong and Mr. Yuen are jointly and primarily responsible for the day-to-day management of the Fund. They have equal authority over all aspects of the Fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund’s assets. For the fiscal year ended December 31, 2019, Advisers agreed to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. In addition, the investment manager has agreed to waive a portion of the Fund's advisory fee equal to the advisory fee it or its affiliates receive from affiliated underlying funds with respect to the Fund's assets invested in those affiliated underlying funds. The investment management fees before and after such waiver for the fiscal year ended December 31, 2019, were 0.63% and 0.60%, respectively.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 4 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 4	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 10.56	$ 11.04	$ 10.90	$ 10.44	$ 11.78
Income from investment operations:[a]
Net investment income[b]	0.41	0.43	0.40	0.43	0.49
Net realized and unrealized gains (losses)	0.42	-0.64	0.04	0.38	-0.91
Total from investment operations	0.83	-0.21	0.44	0.81	-0.42
Less distributions from:
Net investment income and net foreign currency gains	-0.56	-0.27	-0.30	-0.35	-0.72
Net realized gains	—	—	—	—	-0.20
Total distributions	-0.56	-0.27	-0.30	-0.35	-0.92
Net asset value, end of year	$ 10.83	$ 10.56	$ 11.04	$ 10.90	$ 10.44
Total return[c]	7.93%	-1.88%	4.08%	7.86%	-3.98%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.06%	1.02%	1.03%	1.02%	0.98%
Expenses net of waiver and payments by affiliates[d]	1.03%	0.98%	0.98%	0.95%	0.97%
Net investment income	3.74%	3.93%	3.65%	4.07%	4.36%
Supplemental data
Net assets, end of year (000’s)	$ 54,485	$ 60,763	$ 74,013	$ 80,175	$ 92,965
Portfolio turnover rate	114.89%[e]	107.90%[f]	108.73%	128.51%	85.85%
Portfolio turnover rate excluding mortgage dollar rolls	72.45%[e]	40.38%[f]	48.11%	77.93%	51.47%

a. The amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Excludes the value of portfolio activity as a result of in-kind transactions.

f. Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

Templeton Developing Markets VIP Fund

Investment Goal

The Fund's investment goal is long-term capital appreciation.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy.

Emerging market or "developing market" countries, which may include frontier market countries, generally include those considered to be emerging by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities; countries with a stock market capitalization of less than 3% of the MSCI World Index; or countries included in the MSCI Emerging Markets Index or the MSCI Frontier Markets Index. These countries are typically located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. Emerging market or "developing market" equity securities and developing market countries are more fully described in the SAI.

The Fund invests primarily in the equity securities (principally common and preferred stocks and American, Global and European Depositary Receipts) of developing market companies. For purposes of the Fund's investments, developing market companies are those:

  whose principal securities trading markets are in developing market countries; or
  that derive 50% or more of their total revenue or profit from either goods or services produced or sales made in developing market countries; or
  that have 50% or more of their assets in developing market countries; or
  that are linked to currencies of developing market countries; or
  that are organized under the laws of, or with principal offices in, developing market countries.

In addition to the Fund's main investments, the Fund may invest up to 20% of its net assets in the securities of issuers in developed market countries.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company's business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks, preferred stocks and depositary receipts are examples of equity securities.

The Fund's investments in equity securities may include investments in the securities of any capitalization, including a portion in small and mid capitalization companies. The Fund also invests in American, Global, and European Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

The Fund, from time to time, may have significant investments in one or more countries, such as China or South Korea, or in particular industries or sectors, such as the consumer discretionary, communications services, financial services and technology sectors.
Portfolio Selection

When choosing equity investments for the Fund, the investment manager applies a fundamental research, value-oriented, long-term approach, focusing on the market price of a company's securities relative to the investment manager's evaluation of the company's long-term earnings, asset value and cash flow potential. This includes an assessment by the investment manager of the potential impacts of material environmental, social and governance factors on the long-term risk and return profile of a company. The investment manager also considers a company's profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price of the company's securities. The analysis considers the company's position in its sector, the economic framework and political environment.

The investment manager may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in U.S. or non-U.S. currency denominated short-term or medium-term (generally less than 5 years for this Fund) investments. Temporary defensive investments generally may include money market securities, including shares of money market funds managed by affiliates of the investment manager, and exchange-traded funds, U.S. and foreign government securities, high grade commercial paper, bank obligations, and repurchase agreements denominated in the currency of any nation. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Trade disputes. The economies of foreign countries dependent on large export sectors may be adversely affected by trade disputes with key trading partners and escalating tariffs imposed on goods and services produced by such countries. A national economic slowdown in the export sector may also affect companies that are not heavily dependent on exports. To the extent a country engages in retaliatory tariffs, a company that relies on imported parts to produce its own goods may experience increased costs of production or reduced profitability, which may affect consumers, investors and the domestic economy. Trade disputes and retaliatory actions may include embargoes and other trade limitations, which may trigger a significant reduction in international trade and impact the global economy. Trade disputes may also lead to increased currency exchange rate volatility, which can adversely affect the prices of Fund securities valued in US dollars. The potential threat of trade disputes may also negatively affect investor confidence in the markets generally and investment growth.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

China companies. There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

Frontier market countries. Frontier market countries, which are a subset of developing markets countries, generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Developing market countries. The Fund's investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

  less social, political and economic stability;
  a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war;
  smaller securities markets with low or non-existent trading volume and greater illiquidity and price volatility;
  more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  less transparent and established taxation policies;
  less developed regulatory or legal structures governing private and foreign investment or allowing for judicial redress for injury to private property, such as bankruptcy;
  less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;
  less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;
  less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;
  greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;
  higher rates of inflation and more rapid and extreme fluctuations in inflation rates;
  greater sensitivity to interest rate changes;
  increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;
  greater debt burdens relative to the size of the economy;
  more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and
  less assurance that when favorable economic developments occur, they will not be slowed or reversed by unanticipated economic, political or social events in such countries.

Because of the above factors, the Fund's investments in developing market countries may be subject to greater price volatility and illiquidity than investments in developed markets.

The definition of developing market countries or companies as used in this prospectus may differ from the definition of the same terms as used in other Franklin Templeton fund prospectuses.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Consumer discretionary companies. Companies in the consumer discretionary sector could be affected by, among other things, overall economic conditions, interest rates, consumer confidence, and disposable income.

Communications services. Companies that provide communications services are subject to a variety of risk factors including: significant competitive pressures, such as new market entrants, aggressive pricing and competition for market share; the potential for falling profit margins; and the risks that new services, or equipment or technologies they are based upon or related to will not be accepted by consumers and businesses or will rapidly become obsolete. These factors can affect the profitability of communications services companies and, as a result, the value of their securities. In addition, because many communications services companies are in early stages of development, they are particularly vulnerable to these risks, as well as the potential of both accidental and deliberate disruption or failure of services or equipment. Portions of the communications industries are also subject to government regulation, which may affect company profitability and share price.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Technology companies. Technology company stocks can be subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies. Electronic technology and technology services companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Value Investing

Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The investment manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company's value (and do not become buyers, or if they become sellers or favor investing in faster growing companies), value stocks may not increase in value as anticipated by the investment manager and may even decline in value.

Depositary Receipts

Depositary receipts are subject to many of the risks of the underlying security. For some depositary receipts, the custodian or similar financial institution that holds the issuer's shares in a trust account is located in the issuer's home country. The Fund could be exposed to the credit risk of the custodian or financial institution, and in cases where the issuer’s home country does not have developed financial markets, greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Templeton Asset Management Ltd. (Asset Management), 7 Temasek Boulevard, Suntec Tower One, #38-3, Singapore 038987, is the Fund's investment manager. Asset Management has a branch office in Hong Kong. Asset Management an indirect subsidiary of Franklin Resources., Inc. (Resources)

The Fund is managed by a dedicated professional focused on investments in developing and emerging markets. The portfolio manager of the Fund is as follows:

Chetan Sehgal, CFA

Director of Global Emerging Markets/Small Cap Strategies of the Templeton Emerging Markets Group and portfolio manager of Asset Management

Mr. Sehgal has been a portfolio manager of the Fund since 2017. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 1995.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Asset Management a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Asset Management agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. However, this fee reduction was less than 0.01% of the Fund's average net assets. The management fees were 1.05%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 4 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 4	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 8.59	$ 10.28	$ 7.39	$ 6.34	$ 9.22
Income from investment operations:[a]
Net investment income[b]	0.15	0.06	0.05	0.03	0.03
Net realized and unrealized gains (losses)	2.11	-1.68	2.92	1.06	-1.62
Total from investment operations	2.26	-1.62	2.97	1.09	-1.59
Less distributions from:
Net investment income	-0.08	-0.07	-0.08	-0.04	-0.16
Net realized gains	—	—	—	—	-1.13
Total distributions	-0.08	-0.07	-0.08	-0.04	-1.29
Net asset value, end of year	$ 10.77	$ 8.59	$ 10.28	$ 7.39	$ 6.34
Total return[c]	26.49%	-15.81%	40.30%	17.32%	-19.70%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.50%	1.59%	1.71%	1.73%	1.68%
Expenses net of waiver and payments by affiliates	1.50%[d]	1.59%[d]	1.70%[e]	1.71%	1.67%
Net investment income	1.48%	0.64%	0.51%	0.44%	0.39%
Supplemental data
Net assets, end of year (000’s)	$ 5,590	$ 5,203	$ 7,199	$ 6,377	$ 7,109
Portfolio turnover rate	18.04%	9.22%	10.76%	26.78%	71.69%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

e. Benefit of expense reduction rounds to less than 0.01%.

Templeton Foreign VIP Fund

Investment Goal

The Fund's investment goal is long-term capital growth.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. Under normal market conditions, the Fund invests predominantly in equity securities, primarily to predominantly common stock, and, while there are no set percentage targets, the Fund invests predominantly in large to mid capitalization companies with market capitalization values (share price multiplied by the number of common stock shares outstanding) greater than $2 billion and may invest a portion in small capitalization companies.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks, and securities convertible into common stocks, are examples of equity securities. The Fund also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The Fund, from time to time, may have significant investments in one or more countries or regions, such as Europe, or in particular sectors such as energy, financial services and healthcare.

The Fund may, from time to time, engage in equity-related derivatives, which may include buying and selling (writing) put and call options on individual securities (including ETFs) and indices, and engaging in equity futures and equity index futures, for various purposes, including enhancing Fund returns, increasing liquidity, gaining exposure to individual securities and particular markets in more efficient or less expensive ways, generating additional income for the Fund, and/or hedging risks relating to changes in certain equity markets.

The Fund may also, from time to time, engage in currency-related derivatives, such as currency and cross-currency forwards and currency futures contracts, to seek to hedge (protect) against currency risks.

A currency forward contract is an obligation to purchase or sell a specific foreign currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A currency forward will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. When used for hedging purposes, a currency forward should help protect the Fund against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument specified in the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to purchase the underlying instrument specified in the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts used by the Fund allow for a cash payment of the net gain or loss on the contract at maturity, in lieu of delivery of the underlying instrument or asset, some require the actual delivery or acquisition of the underlying instrument. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. For example, when the investment manager expects the price of a stock held by the Fund to decline in value, the Fund may also purchase put options that are expected to increase in value as the market price of the stock declines to hedge against such anticipated decline in value. The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

The Fund may invest in equity-linked notes (ELNs), which are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form. The Fund may engage in all types of ELNs, including those that: (1) provide for protection of the Fund’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the Fund to the risk of loss of the Fund’s principal investment. ELNs can provide the Fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative.

Portfolio Selection

When choosing equity investments for the Fund, the investment manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. This includes an assessment by the investment manager of the potential impacts of material environmental, social and governance factors on the long-term risk and return profile of a company. The investment manager also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

The investment manager may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market securities, including shares of money market funds managed by the investment manager or its affiliates, or short-term debt securities. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

The risk of investments in Europe may be heightened due to the January 31, 2020 departure of the United Kingdom from the European Union (EU) and resulting uncertainty about trade negotiations and economic effects of the departure, which may cause increased market volatility.

Developing market countries. The Fund's investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

  less social, political and economic stability;
  a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war;
  smaller securities markets with low or non-existent trading volume and greater illiquidity and price volatility;
  more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  less transparent and established taxation policies;
  less developed regulatory or legal structures governing private and foreign investment or allowing for judicial redress for injury to private property, such as bankruptcy;
  less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;
  less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;
  less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;
  greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;
  higher rates of inflation and more rapid and extreme fluctuations in inflation rates;
  greater sensitivity to interest rate changes;
  increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;
  greater debt burdens relative to the size of the economy;
  more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and
  less assurance that when favorable economic developments occur, they will not be slowed or reversed by unanticipated economic, political or social events in such countries.

Because of the above factors, the Fund's investments in developing market countries may be subject to greater price volatility and illiquidity than investments in developed markets.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such derivatives often have risks similar to the underlying instrument in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements and currency forwards, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Value Style Investing

Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The investment manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company's value (and do not become buyers, or if they become sellers or favor investing in faster growing companies), value stocks may not increase in value as anticipated by the investment manager and may even decline in value.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Energy companies. Companies that are involved in oil or gas exploration, production, refining or marketing, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economics, politics and regulation.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Depositary Receipts

Depositary receipts are subject to many of the risks of the underlying security. For some depositary receipts, the custodian or similar financial institution that holds the issuer's shares in a trust account is located in the issuer's home country. The Fund could be exposed to the credit risk of the custodian or financial institution, and in cases where the issuer’s home country does not have developed financial markets, greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Equity-Linked Notes (ELNs)

Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risks. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and the Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed-income investment.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Templeton Investment Counsel, LLC (Investment Counsel), 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, is the Fund’s investment manager.

The Fund is managed by a team of dedicated professionals focused on global investments of issuers outside the U.S. The portfolio managers of the team are as follows:

Peter A. Nori, CFA

Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel

Mr. Nori has been the lead portfolio manager of the Fund since 1999. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 1987.

Matthew R. Nagle, CFA

Portfolio Manager of Investment Counsel

Mr. Nagle has been a portfolio manager of the Fund since 2018, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2003.

Heather Waddell, CFA

Senior Vice President/Portfolio Manager - Research Analyst of Investment Counsel

Ms. Waddell has been a portfolio manager of the Fund since 2018, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton in 1996.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Investment Counsel a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Investment Counsel agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. The management fees before and after such waiver were 0.80% and 0.78%, respectively.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 4 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 4	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 12.96	$ 15.71	$ 13.71	$ 13.29	$ 15.16
Income from investment operations:[a]
Net investment income[b]	0.39	0.24	0.23	0.26	0.25
Net realized and unrealized gains (losses)	1.20	-2.63	2.03	0.63	-1.14
Total from investment operations	1.59	-2.39	2.26	0.89	-0.89
Less distributions from:
Net investment income	-0.21	-0.36	-0.26	-0.24	-0.48
Net realized gains	-0.14	—	—	-0.23	-0.50
Total distributions	-0.35	-0.36	-0.26	-0.47	-0.98
Net asset value, end of year	$ 14.20	$ 12.96	$ 15.71	$ 13.71	$ 13.29
Total return[c]	12.49%	-15.54%	16.62%	7.09%	-6.65%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.20%	1.18%	1.17%	1.15%	1.13%
Expenses net of waiver and payments by affiliates	1.18%	1.16%	1.16%[d]	1.13%	1.13%[e]
Net investment income	2.90%	1.61%	1.64%	2.03%	1.70%
Supplemental data
Net assets, end of year (000’s)	$ 113,681	$ 125,265	$ 159,944	$ 484,763	$ 472,189
Portfolio turnover rate	28.52%	21.38%	26.81%	20.93%	15.15%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

Templeton Global Bond VIP Fund

Investment Goal

The Fund’s investment goal is high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in "bonds." Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures. Shareholders will be given at least 60 days' advance notice of any change to the 80% policy. The Fund invests predominantly in bonds issued by governments, government-related entities and government agencies located around the world. Bonds may be denominated and issued in the local currency or in another currency. The Fund may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. Under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities. In addition, the Fund's assets are invested in issuers located in at least three countries (including the U.S.). The Fund may invest without limit in developing markets.

Bonds represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Although the Fund may buy bonds rated in any category, it focuses on "investment grade" bonds. These are issues rated in the top four rating categories by at least one independent rating agency, such as Standard & Poor's (S&P®) or Moody's Investors Service (Moody's) or, if unrated, determined by the Fund's investment manager to be of comparable quality. However, ratings by the independent rating agencies are relative and subjective, are not absolute standards of quality, and do not evaluate the market risk of securities. The Fund may invest up to 25% of its total assets in debt securities that are rated below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the greater risk of default or of price fluctuations due to changes in the issuer's creditworthiness. Such lower rated but higher yielding securities are sometimes referred to as "junk bonds." If, subsequent to its purchase a security is downgraded in rating or goes into default, the Fund will consider such events in its evaluation of the overall investment merits of that security but will not necessarily dispose of the security immediately.

Many debt securities of non-U.S. issuers, and especially developing market issuers, are rated below investment grade or are unrated so that their selection depends on the investment manager’s internal analysis.

The Fund may invest in debt securities of any maturity. The average maturity or duration of debt securities in the Fund’s portfolio will fluctuate depending on the investment manager’s outlook on changing market, economic, and political conditions.

The Fund is a "non-diversified" fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

For purposes of pursuing its investment goals, the Fund regularly enters into currency-related derivative instruments, such as currency and cross currency forwards, currency and currency index futures contracts and currency options. The Fund maintains extensive positions in currency-related derivatives instruments as a hedging technique or to implement a currency investment strategy, which could expose a large amount of the Fund’s assets to obligations under these instruments. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The results of such transactions may also represent, from time to time, a significant component of the Fund’s investment returns. The Fund may also enter into interest rate-related derivatives, such as interest rate or bond futures and interest rate swap agreements and credit-related derivatives, such as credit default swaps. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

The Fund may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, interest rates and other market factors. By way of example, when the investment manager believes that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Fund could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a gain. Conversely, if the value of the foreign currency is less than the current amount of the U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a loss. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Fund is denominated in that currency, or it may be used to hedge the Fund’s position by entering into a transaction on another currency expected to perform similarly to the currency of the security held or to be purchased (a “proxy hedge”).

A currency forward contract is an obligation to purchase or sell a specific foreign currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A currency forward will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. When used for hedging purposes, a currency forward should help to protect the Fund against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire a specified quantity of the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts used by the Fund allow for a cash payment of the net gain or loss on the contract at maturity in lieu of delivery of the underlying instruments, some require the actual delivery or acquisition of the underlying instrument or asset. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Swap agreements, such as interest rate and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one rate is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).

For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the seller that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. The buyer of the credit default swap is purchasing the obligation of its counterparty to offset losses the buyer could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. The contingent payment by the seller generally is either the face amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event.

The Fund may, at times, maintain a large position in cash and cash equivalents (including money market funds).

Portfolio Selection

The investment manager allocates the Fund's assets based upon its assessment of changing market, political and economic conditions. It considers various factors, including evaluation of interest rates, currency exchange rate changes and credit risks. The investment manager may consider selling a security when it believes the security has become fully valued due to either its price appreciation or changes in the issuer's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, short-term bank time deposits, bankers' acceptances, repurchase agreements and money market fund shares (including shares of an affiliated money market fund). The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities, to maintain liquidity or to segregate on the Fund's books in connection with its derivative strategies, such as forward currency contracts or currency or interest rate futures positions. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Foreign Securities (non-U.S.)

Investing in foreign securities, including sovereign debt securities, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Sovereign debt securities. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. Sovereign debtors also may be dependent on expected disbursements from other foreign governments or multinational agencies and the country’s access to, or balance of, trade. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit and security agreements. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.

In the event of a default on sovereign debt, the Fund may have limited legal recourse against the defaulting government entity. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due, and any rights the Fund may have may be restricted pursuant to the terms of applicable treaties with such sovereign entity. If a sovereign entity defaults, it may request additional time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay or such legal process may be relatively more expensive, nor are there bankruptcy proceedings by which the Fund may collect in whole or in part on debt issued by a sovereign entity. In certain cases, remedies must be pursued in the courts located in the country of the defaulting sovereign entity itself, which may further limit the Fund’s ability to obtain recourse.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

Developing market countries. The Fund's investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

  less social, political and economic stability;
  a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war;
  smaller securities markets with low or non-existent trading volume and greater illiquidity and price volatility;
  more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  less transparent and established taxation policies;
  less developed regulatory or legal structures governing private and foreign investment or allowing for judicial redress for injury to private property, such as bankruptcy;
  less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;
  less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;
  less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;
  greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;
  higher rates of inflation and more rapid and extreme fluctuations in inflation rates;
  greater sensitivity to interest rate changes;
  increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;
  greater debt burdens relative to the size of the economy;
  more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and
  less assurance that when favorable economic developments occur, they will not be slowed or reversed by unanticipated economic, political or social events in such countries.

Because of the above factors, the Fund's investments in developing market countries may be subject to greater price volatility and illiquidity than investments in developed markets.

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

High-Yield Debt Securities

High-yield debt securities (including loans) and unrated securities of similar credit quality (high-yield debt instruments or junk bonds) involve greater risk of a complete loss of the Fund's investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate high-yield debt instruments often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments may pose greater illiquidity and valuation risks.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

Many swaps currently are, and others eventually are expected to be, required to be cleared through a central counterparty. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to OTC swaps, but it does not eliminate those risks completely. With cleared swaps, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (FCM) with which the Fund has an open position, or the central counterparty in a swap contract. With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, Commodity Futures Trading Commission (CFTC) and the exchanges are authorized to take extraordinary actions in the event of a market emergency. It is not possible to predict fully the effects of current or future regulation.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Inflation-Indexed Securities

Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors, such as the Fund, do not receive their principal until maturity.

Income

The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon the sale of a debt security. The Fund's income generally declines during periods of falling benchmark interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, sale, call, or buy-back) at a lower rate of interest or return.

Non-Diversification

The Fund is a "non-diversified" fund. It generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. The Fund may be more sensitive to a single economic, business, political, regulatory or other occurrence than a more diversified fund might be, which may negatively impact the Fund's performance and result in greater fluctuation in the value of the Fund's shares.

Debt Securities Ratings

The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer's current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or that are no longer accurate.

Unrated Debt Securities

Unrated debt securities determined by the investment manager to be of comparable credit quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information and independent credit analysis are typically available about unrated securities or issuers, and therefore they may be subject to greater risk of default.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Cash Position

To the extent that the Fund holds a large position in cash/cash equivalents (including money market funds) the Fund may lose opportunities to participate in market appreciation and may have lower returns than if the Fund made other investments. In such circumstances, the Fund may not achieve its investment goal.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

The Fund is managed by the following dedicated professionals focused on investments of bonds issued by government and government agencies around the world:

Michael Hasenstab, Ph.D.

Executive Vice President of Advisers

Dr. Hasenstab has been a lead portfolio manager of the Fund since 2001. He has primary responsibility for the investments of the Fund. Dr. Hasenstab has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Dr. Hasenstab first joined Franklin Templeton in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.

Calvin Ho, Ph.D.

Senior Vice President of Advisers

Dr. Ho has been a portfolio manager of the Fund since 2018, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton in 2005.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Advisers agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. The management fees before and after such waiver were 0.46% and 0.37%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 4 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 4	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 17.19	$ 16.88	$ 16.62	$ 16.18	$ 18.38
Income from investment operations:[a]
Net investment income[b]	0.82	0.81	0.76	0.56	0.46
Net realized and unrealized gains (losses)	-0.55	-0.50	-0.45	-0.11	-1.21
Total from investment operations	0.27	0.31	0.31	0.45	-0.75
Less distributions from:
Net investment income and net foreign currency gains	-1.19	—	—	—	-1.36
Net realized gains	—	—	-0.05	-0.01	-0.09
Total distributions	-1.19	—	-0.05	-0.01	-1.45
Net asset value, end of year	$ 16.27	$ 17.19	$ 16.88	$ 16.62	$ 16.18
Total return[c]	1.48%	1.84%	1.76%	2.87%	-4.39%
Ratios to average net assets
Expenses before waiver and payments by affiliates and expense reduction	0.88%	0.91%	0.88%	0.88%	0.87%
Expenses net of waiver and payments by affiliates	0.79%	0.82%	0.81%	0.83%	0.87%[e]
Expenses net of waiver and payments by affiliates and expense reduction	0.77%	0.80%	0.81%[d]	0.83%[d]	0.87%e, [d]
Net investment income	4.87%	4.74%	4.46%	3.53%	2.64%
Supplemental data
Net assets, end of year (000’s)	$ 90,272	$ 94,312	$ 98,934	$ 96,798	$ 103,045
Portfolio turnover rate	22.58%	18.22%	37.97%	59.00%	51.58%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

Templeton Growth VIP Fund

Investment Goal

The Fund’s investment goal is long-term capital growth.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including developing markets. The equity securities in which the Fund primarily invests are common stock.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks, and securities convertible into common stocks, are examples of equity securities. The Fund may invest in companies of any size, including small and mid capitalization companies. The Fund also invests in depositary receipts. These are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

Depending upon current market conditions, the Fund may invest up to 20% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

Although the Fund seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Fund may have significant investments in particular countries or regions, such as Europe, or sectors such as healthcare, energy and financial services.

The Fund may, from time to time, seek to hedge against market risk, gain exposure to individual securities or generate additional income for the Fund by engaging in equity-related derivatives, such as exchange traded and over-the-counter equity put and call options on individual securities.

In addition to the principal investment strategies set forth above, the Fund may, from time to time, engage in currency-related derivatives, such as currency and cross-currency forwards and currency futures contracts, to seek to hedge (protect) against currency risks. The Fund also may, from time to time, engage in equity-related derivatives, which may include buying and selling (writing) put and call options on individual securities (including ETFs) and indices, and engaging in equity futures and equity index futures, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to individual securities and particular markets in more efficient or less expensive ways, generating additional income for the Fund and/or hedging risks relating to changes in certain equity markets.

A currency forward contract is an obligation to purchase or sell a specific foreign currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A currency forward will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. When used for hedging purposes, a currency forward should help protect the Fund against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire a specified quantity of the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts used by the Fund allow for a cash payment of the net gain or loss on the contract at maturity in lieu of delivery of the underlying instruments, some require the actual delivery or acquisition of the underlying instrument or asset. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. For example, when the investment manager expects the price of a stock held by the Fund to decline in value, the Fund may also purchase put options that are expected to increase in value as the market price of the stock declines to hedge against such anticipated decline in value. The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

The Fund may invest in equity-linked notes (ELNs), which are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form. The Fund may engage in all types of ELNs, including those that: (1) provide for protection of the Fund’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the Fund to the risk of loss of the Fund’s principal investment. ELNs can provide the Fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative.

Portfolio Selection

When choosing equity investments for the Fund, the investment manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. This includes an assessment by the investment manager of the potential impacts of material environmental, social and governance factors on the long-term risk and return profile of a company. The investment manager also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

The investment manager may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper, and repurchase agreements. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

The risk of investments in Europe may be heightened due to the January 31, 2020 departure of the United Kingdom from the European Union (EU) and resulting uncertainty about trade negotiations and economic effects of the departure, which may cause increased market volatility.

Developing market countries. The Fund's investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

  less social, political and economic stability;
  a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war;
  smaller securities markets with low or non-existent trading volume and greater illiquidity and price volatility;
  more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  less transparent and established taxation policies;
  less developed regulatory or legal structures governing private and foreign investment or allowing for judicial redress for injury to private property, such as bankruptcy;
  less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;
  less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;
  less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;
  greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;
  higher rates of inflation and more rapid and extreme fluctuations in inflation rates;
  greater sensitivity to interest rate changes;
  increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;
  greater debt burdens relative to the size of the economy;
  more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and
  less assurance that when favorable economic developments occur, they will not be slowed or reversed by unanticipated economic, political or social events in such countries.

Because of the above factors, the Fund's investments in developing market countries may be subject to greater price volatility and illiquidity than investments in developed markets.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Equity-Linked Notes (ELNs)

Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risks. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and the Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed-income investment.

Small and Mid Capitalization Companies

While small and mid capitalization companies may offer substantial opportunities for capital growth, they also may involve more risks than larger capitalization companies. Historically, small and mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small and mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small and mid capitalization companies to changing economic conditions.

In addition, small and mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Value Style Investing

Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The investment manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company's value (and do not become buyers, or if they become sellers or favor investing in faster growing companies), value stocks may not increase in value as anticipated by the investment manager and may even decline in value.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Energy companies. Companies that are involved in oil or gas exploration, production, refining or marketing, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economics, politics and regulation.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Depositary Receipts

Depositary receipts are subject to many of the risks of the underlying security. For some depositary receipts, the custodian or similar financial institution that holds the issuer's shares in a trust account is located in the issuer's home country. The Fund could be exposed to the credit risk of the custodian or financial institution, and in cases where the issuer’s home country does not have developed financial markets, greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

Management

Templeton Global Advisors Limited (Global Advisors), Lyford Cay, Nassau, Bahamas, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies anywhere in the world. The portfolio managers of the team are as follows:

Peter M. Moeschter, CFA

Executive Vice President and Director of Global Advisors

Mr. Moeschter has been a portfolio manager of the Fund since February 2019 and a lead portfolio manager since July 2019. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 1997.

Herbert J. Arnett, Jr.

Vice President of Global Advisors

Mr. Arnett has been a portfolio manager of the Fund since 2017. He joined Franklin Templeton in 1996.

Christopher James Peel, CFA

Vice President of Global Advisors

Mr. Peel has been a portfolio manager of the Fund since 2017. He joined Franklin Templeton in 2007.

Warren Pustam, CFA

Vice President of Global Advisors

Mr. Pustam has been a portfolio manager of the Fund since July 2019. He joined Franklin Templeton in 2013.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Global Advisors a fee for managing the Fund's assets. For the fiscal year ended December 31, 2019, Global Advisors agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. However, this fee reduction was less than 0.01% of the Fund's average net assets. The management fees were 0.82%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

This table presents the financial performance of Class 4 shares for the past five years or since inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Class 4	2019	2018	2017	2016	2015
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 12.36	$ 16.13	$ 13.83	$ 13.44	$ 14.73
Income from investment operations:[a]
Net investment income[b]	0.26	0.23	0.24	0.22	0.23
Net realized and unrealized gains (losses)	1.29	-2.40	2.28	0.94	-1.16
Total from investment operations	1.55	-2.17	2.52	1.16	-0.93
Less distributions from:
Net investment income	-0.35	-0.29	-0.22	-0.25	-0.36
Net realized gains	-2.49	-1.31	—	-0.52	—
Total distributions	-2.84	-1.60	-0.22	-0.77	-0.36
Net asset value, end of year	$ 11.07	$ 12.36	$ 16.13	$ 13.83	$ 13.44
Total return[c]	14.97%	-14.88%	18.38%	9.47%	-6.54%
Ratios to average net assets
Expenses[d]	1.21%	1.18%	1.17%[e]	1.17%	1.15%
Net investment income	2.17%	1.55%	1.59%	1.66%	1.61%
Supplemental data
Net assets, end of year (000’s)	$ 27,330	$ 28,238	$ 38,798	$ 43,286	$ 47,777
Portfolio turnover rate	19.69%	29.25%	26.46%	22.88%	20.92%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

e. Benefit of expense reduction rounds to less than 0.01%.

Additional Information, All Funds

Dealer Compensation

Franklin Templeton Distributors, Inc. (Distributors) and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds, or participate in the offering of variable insurance products that invest in the Trust (VIP Qualifying Dealers); such financial support may be made by payments from Distributors' and/or its affiliates' resources, including from Distributors' retention of underwriting concessions and, in the case of Rule 12b-1 share classes, from payments to Distributors under such plans.

Distributors makes these payments in connection with VIP Qualifying Dealers' efforts to educate financial advisors about our funds. A number of factors will be considered in determining payments, including such dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, Distributors and/or its affiliates may pay or allow other promotional incentives or payments to dealers. Sale of shares of the Funds, as well as shares of other Franklin Templeton funds, is not considered a factor in the selection of securities dealers to execute the Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by VIP Qualifying Dealers is not considered marketing support payments.

You can find further details in the SAI about the payments made by Distributors and/or its affiliates and the services provided by your VIP Qualifying Dealer. While your insurance company's fees and charges are generally disclosed in the insurance contract prospectus, your VIP Qualifying Dealer may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your insurance company and VIP Qualifying Dealer for information about any payments they receive from Distributors and/or its affiliates and any services they provide, as well as about fees and/or commissions they charge. These payments and other fees and charges are not reflected in the fee table included in this prospectus. Additional disclosure may be included in the insurance contract prospectus.

Portfolio Holdings

A description of the Trust's policies and procedures regarding the release of portfolio holdings information for each Fund of the Trust (collectively, the "Fund") is also available in the Trust's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

Statements and Reports

Contract Owners should receive financial reports for the Fund related to their Contract from the sponsoring Insurer every six months.

Administrative Services

Franklin Templeton Services, LLC (FT Services) has an agreement with the investment managers to provide certain administrative services and facilities for each Fund.

FT Services, on behalf of itself and other affiliates of the managers, makes certain payments to insurance companies out of its own resources for certain services provided to the Funds by insurance companies relating to their investment in the Funds on behalf of variable contract owners. See the SAI for more information.

Distributions and Taxes

Income and Capital Gains Distributions

As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to its shareholders. Each Fund (sometimes referred to as “the Fund”) intends to pay income dividends at least annually from its net investment income. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Tax Considerations

The Trust consists of multiple Funds each of which for federal income tax purposes is treated separately from any other. Each Fund expects to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the assets, income and distributions of the Fund are considered separately for purposes of determining whether the Fund qualifies as a regulated investment company. If the Fund so qualifies, it will not be subject to federal income tax on the portion of its income and gains that it distributes to shareholders. Additionally, each Fund intends to comply with the diversification requirements imposed by Section 817(h) of the Code.

For federal income tax purposes, the insurance companies and their separate accounts are treated as the owners of the shares of the Fund selected as an investment option rather than the purchasers of a variable annuity contract or variable life insurance policy (variable contracts). In light of the tax-favored status of life insurance company separate accounts, there should be no adverse federal income tax consequences to them as a result of their buying, holding, exchanging or selling Fund shares or on their receipt of Fund distributions, subject to applicable limitations under the Code.

Insurance companies offer variable annuity and variable life insurance products to investors including pension plans (Contracts), through separate accounts (Insurers). When shares of the Fund are investment options of Contracts, separate accounts, and not the owners of the Contracts including group contract and pension plan certificate holders (Contract Owners), are generally the shareholders of the Fund. As a result, it is anticipated that any income dividends or capital gains distributions paid by the Fund will be exempt from current taxation to the purchaser of such variable contracts if left to accumulate within a variable contract. Withdrawals from such contracts may be subject to ordinary income tax and, if such withdrawals are made before age 59 ½, a 10% penalty tax. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Fund are underlying investment options.

Other tax information. This discussion of “Distributions and Taxes” is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances and about any federal, state or local tax consequences before making an investment in a variable contract or the Fund.

Fund Account Information

Buying Shares

Insurance companies offer variable annuity and variable life insurance products to investors including pension plans (Contracts), through separate accounts (Insurers). When shares of the Fund are investment options of Contracts, separate accounts, and not the owners of the Contracts including group contract and pension plan certificate holders (Contract Owners), are generally the shareholders of the Fund. Shares of the Fund may also be purchased by other mutual funds (funds of funds).

Shares of the Fund are sold at net asset value (NAV). When sold in connection with Contracts, the Fund corresponds with the investment options offered by the Insurer to Contract Owners. The board of trustees monitors the Fund for the existence of any material irreconcilable conflicts of interest between different types of their separate account investors. If there were any such conflicts, the board of trustees will determine what action, if any, shall be taken in response. Please refer to the accompanying contract prospectus for information on how to select the Fund as an investment option.

Contract Owners' payments will be allocated by the insurance company separate account to sub-accounts that purchase shares of the Fund corresponding with the sub-account chosen by the Contract Owner, and are subject to any limits or conditions in the contract. Requests to buy shares are processed at the NAV next calculated after we or our designees receive the request in proper form. Please refer to your Contract prospectus or other disclosure document for further information. The Fund does not issue share certificates.

Selling Shares

An Insurer that holds shares of the Fund in connection with a Contract sells shares of the Fund to make benefit or surrender payments or to execute exchanges (transfers) between investment options under the terms of the Contract.

Exchanging Shares

Contract Owners may exchange interests in sub-accounts of an insurance company separate account that corresponds with shares of any one class or Fund, for interests in sub-accounts that correspond with shares of other classes or Funds, subject to the terms and any specific limitations on the exchange (or "transfer") privilege described in the Contract prospectus.

Frequent exchanges or excessive trading can harm performance and interfere with Fund portfolio management or operations and increase Fund costs. The Funds discourage short-term or excessive trading and may seek to restrict or reject such trading (please see "Fund Account Information - Market Timing Trading Policy," below).

Market Timing Trading Policy

The board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy):

Market timing generally. The Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of fund shares, often referred to as "market timing," and asks its Fund of Fund investors and participating Insurers for their cooperation in trying to discourage such activity in their separate accounts by Contract Owners and their financial advisors. The Fund intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

Market timing consequences. If information regarding trading activity in the Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's investment manager or transfer agent and based on that information the Fund or its investment manager or transfer agent in their sole discretion conclude that such trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which an Insurer or a Fund of Funds may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund). In determining what actions should be taken, the Fund's transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the Fund or its shareholders. If the Fund is a "fund of funds," the Fund's transfer agent may take into account the impact of the trading activity and of any proposed remedial action on both the Fund and the underlying funds in which the Fund invests.

In considering trading activity, the Fund may consider, among other factors, trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

Market timing through Insurers. As a Contract Owner you are also subject to this policy. An Insurer's order for purchases and/or redemptions pursuant to a Contract Owner's instructions (including purchases and/or redemptions by an exchange or transfer between the Fund and any mutual fund) are submitted pursuant to aggregated orders (Aggregated Orders). A fund of fund's order for purchases and/or redemptions pursuant to its investors' instructions are also submitted pursuant to Aggregated Orders. While the Fund will encourage Insurers and funds of funds to apply the Fund's Market Timing Trading Policy to their investors, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy because Insurers and funds of funds have the relationships with, and are responsible for maintaining the account records of, the individual investors. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Aggregated Orders used by Insurers and Fund of Fund investors.

Therefore, the Fund or its agent selectively monitor the Aggregated Orders used by Insurers and Fund of Fund investors for purchases, exchanges and redemptions in respect of all their investors and seek the cooperation of Insurers and Fund of Fund investors to apply the Fund's Market Timing Trading Policy. There may be legal and technological limitations on the ability of an Insurer or Fund of Fund to impose trading restrictions and to apply the Fund's Market Timing Trading Policy to their investors through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee (if applicable) and monitoring trading activity for what might be market timing. As a result, the Fund may not be able to determine whether trading by Insurers or funds of funds in respect of their investors is contrary to the Fund's Market Timing Trading Policy.

Risks from market timers. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share. A fund that invests significantly in foreign securities may be particularly vulnerable to arbitrage market timing. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the Fund's international portfolio securities trade and the time as of which the Fund's NAV is calculated. Arbitrage market timers may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before calculation of the Fund's NAV. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Fund Account Information - Valuation - Foreign Securities – Potential Impact of Time Zones and Market Holidays").

Since the Fund may invest significantly in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (relatively illiquid securities), the Fund may be particularly vulnerable to arbitrage market timing. An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of these relatively illiquid securities that are used to calculate the Fund's net asset value and the latest indications of market values for those securities. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Fund Account Information - Fair Valuation – Individual Securities" under the heading "Fund Account Policies", below).

The Fund is currently using several methods to reduce the risk of market timing. These methods include:

  seeking the cooperation of Insurers and funds of funds to assist the Fund in identifying potential market timing activity;
  committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;
  monitoring potential price differentials following the close of trading in foreign markets to determine whether the application of fair value pricing procedures is warranted; and
  seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Insurers' separate accounts. While the Fund will seek to take actions (directly and with the assistance of Insurers) that will detect market timing, it cannot represent that such trading activity can be minimized or completely eliminated.

Revocation of market timing trades. Transactions placed in violation of a Fund's Market Timing Trading Policy or exchange limit guidelines are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund, in full or in part, as soon as practicable following receipt by the Fund and prompt inquiry of the intermediary.

Involuntary Redemptions

The Fund reserves the right to close an account (and involuntarily redeem any investment) if it is deemed to have engaged in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law and consistent with the best interests of the Fund and its shareholders. Thus, for example, if upon inquiry the Fund and insurance company identify a contract owner that has engaged in late trading or market timing activities, the Fund may advise the insurance company that it will not accept future investments, or is redeeming any investment related to that contract owner. Involuntary redemptions may be in cash or in kind.

Fund Account Policies

CALCULATING SHARE PRICE

When they buy and sell shares, the Fund's shareholders pay and receive the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The NAV per share of a class of the Fund is determined by dividing the net asset value of the Fund's share class by the applicable number of shares outstanding of that share class. The Fund's NAV does not include any fee or sales charge imposed by variable insurance contracts for which the Fund is an investment option or funds of funds that purchase shares of the Fund. Investors should consult the contract prospectus, disclosure document or Fund of Funds prospectus for more information.

The Fund calculates the NAV per share each business day as of 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange NYSE), whichever is earlier. The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has a scheduled early close, the Fund’s share price would be determined as of the time of the close of the NYSE. If, due to weather or other special or unexpected circumstances, the NYSE has an unscheduled early close on a day that it has opened for business, the Fund reserves the right to consider that day as a regular business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE.

When determining the NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange (including exchange-traded funds), the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market. Prices received by the Fund for securities may be based on institutional "round lot" sizes, but the Fund may hold smaller, "odd lot" sizes. Odd lots may trade at lower prices than round lots.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before 1 p.m. Pacific time. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and 1:00 p.m. Pacific time that will not be reflected in the computation of the NAV. The Fund relies on third party pricing vendors to provide evaluated prices that reflect current fair market value at 1 p.m. Pacific time.

To the extent that a Fund is invested in one or more open-end investment management companies (mutual funds), the Fund values shares of a mutual fund at the mutual fund's last determined NAV.

FAIR VALUATION - INDIVIDUAL SECURITIES

Since the Fund may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were able to sell the security at approximately the time at which a Fund determines its NAV per share.

SECURITY VALUATION - U.S. PASS-THROUGH SECURITIES, CMO, ABS, MBS

Mortgage pass-through securities (such as Ginnie Mae, Fannie Mae and Freddie Mac), other mortgage-backed securities (MBS), collateralized mortgage obligations (CMOs) and asset-backed securities (ABS), generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services. The Fund's pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves. Matrix pricing is considered a form of fair value pricing.

SECURITY VALUATION - CORPORATE DEBT SECURITIES

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The Fund's pricing services uses independent quotations from bond dealers and bond market activity to determine current value.

SECURITY VALUATION - SENIOR SECURED CORPORATE LOANS

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from loan dealers and other financial institutions, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. These pricing services may utilize independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that incorporate multiple bond characteristics. These characteristics may include dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis.

SECURITY VALUATION – MUNICIPAL SECURITIES – MATRIX PRICING (FAIR VALUATION)

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund's pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date. Matrix pricing is considered a form of fair value pricing.

SECURITY VALUATION - OPTIONS

The Fund values traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract’s market value.

VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S. EQUIVALENT VALUE

The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 1 p.m. Pacific time, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 1 p.m. Pacific time on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board of trustees.

VALUATION – FOREIGN SECURITIES – POTENTIAL IMPACT OF TIME ZONES AND MARKET HOLIDAYS

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed before 1 p.m. Pacific time on each day that the Fund is open. Occasionally, events occur between the time at which trading in a foreign security is completed and 1 p.m. Pacific time that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund. As a result, the Fund may be susceptible to what is referred to as "time zone arbitrage." Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund's portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund's NAV is computed. Trading by these investors, often referred to as "arbitrage market timers," may dilute the value of the Fund's shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the board of trustees, the investment managers monitor price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts (ADRs), futures contracts and exchange-traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the time of the NAV calculation (1:00 p.m. Pacific time). If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the board of trustees. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of a Fund's portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every Fund business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the Fund, and on which the Fund's NAV is not calculated (in which case, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares). Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund's fair value procedures established and approved by the board of trustees.

SHARE CLASSES

Class 1, Class 2, Class 4 and Class 5 shares of the Funds are identical except that Class 2, Class 4 and Class 5 each have a distribution plan or "rule 12b-1" plan, as described below for Class 4 shares and in their respective prospectuses for Class 2, and Class 5 shares.

Subject to applicable law, the board of trustees may from time to time, without the approval, vote or consent of shareholders of the Fund or any class, combine, merge or otherwise consolidate the shares of two or more classes of shares of the Fund with and/or into a single class of shares of the Fund, with such designation, preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the board of trustees may determine. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the board of trustees.

Distribution and service (12b-1) fees.

Class 4 has a distribution plan, sometimes known as a rule 12b-1 plan, that allows the Fund to pay distribution fees to those who sell and distribute Class 4 shares and provide services to shareholders and Contract Owners. Because these fees are paid out of Class 4’s assets on an on-going basis, over time these fees will increase the cost of an investment, and may cost you more than paying other types of sales charges. The maximum amount payable under the Fund's Class 4 rule 12b-1 plan is 0.35% per year of the Fund’s Class 4 average daily net assets. A portion of the fees payable to Franklin Templeton Distributors, Inc. (Distributors) or others under the rule 12b-1 plan may be retained by Distributors for distribution expenses.

REDEMPTIONS

Typically, the Fund uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet all redemption needs. In unusual circumstances or under stressed market conditions, the Fund may use other methods to meet redemptions, such as the use of lines of credit or interfund lending in reliance on exemptive relief from the SEC.

ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:

  The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
  Typically, redemptions are processed by the next business day provided the redemption request is received in proper form and good order, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund or there is another cause for delay (for example, if you sell shares recently purchased, proceeds may be delayed until your check, draft or wire/electronic funds transfer has cleared). In certain circumstances, however, the Fund may not have the ability to delay a redemption request or may not have the time to determine whether a particular redemption would have an adverse effect on the Fund before the redemption request is paid.
  At any time, the Fund may establish or change investment minimums.
  The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice to insurance company or Fund of Fund shareholders, or as otherwise provided by law.
  Purchases of shares of the Fund (including the purchase side of an exchange) may be made only when such shares are eligible for sale in the appropriate state or jurisdiction.
  In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
  For redemptions over a certain amount, the Fund may, but is not required to, pay redemption proceeds in securities or other assets rather than cash (also known as a redemption in-kind) if the investment manager determines it is in the best interest of the Fund, consistent with applicable law. The investment manager will, in its sole discretion, determine whether a redemption in-kind will be considered for a particular redemption request or type of redemption request. In certain circumstances, however, the investment manager may not have the ability to determine whether a particular redemption could be paid in-kind before the redemption request is paid. If a redemption request is redeemed in-kind, investors should expect to incur transaction costs upon the disposition of the securities received in the distribution.
  To permit their investors to obtain the current price, participating insurance companies and funds of funds are responsible for transmitting all orders to the Fund promptly.

Questions

More detailed information about the Trust and the Fund's account policies can be found in the Fund's SAI. If you have any questions about the Fund, you can write to us at One Franklin Parkway, P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at 1-800/362-6243 (a toll-free number). For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

For More Information

For information on the Fund, including a free copy of the Fund's prospectus and Statement of Additional Information, and the Fund's Annual and Semiannual Reports, contact your financial advisor or the insurance company offering your Contract.

Shares of the insurance funds of Franklin Templeton Variable Insurance Products Trust (FTVIPT) are not offered to the public; they are offered and sold only to: (1) insurance company separate accounts to serve as the underlying investment vehicles for variable contracts; (2) certain qualified plans; and (3) other mutual funds (funds of funds).

Not all Funds and classes are available in all Contracts. For information on the terms of investment in a Contract, please consult the Contract prospectus that accompanies this Fund prospectus.

You can learn more about the Fund in the following documents:

Annual/Semiannual Fund Reports to Shareholders

Include a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the Independent Registered Public Accounting Firm's report.

Statement of Additional Information (SAI)

Contains more information about the Fund, its investments, policies, and risks. It is incorporated by reference into (is legally a part of) this prospectus.

Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act file #811-05583 © 2020 Franklin Templeton. All rights reserved.	VIP4 P 11/20